--------------------------------------------------------------------------------



                         INTERNET CAPITAL GROUP, INC.



--------------------------------------------------------------------------------




                 $50,000,000 SECURED REVOLVING CREDIT FACILITY


                               CREDIT AGREEMENT



                                 by and among



                         INTERNET CAPITAL GROUP, INC.



                    INTERNET CAPITAL GROUP OPERATIONS, INC.



                                      and



                            THE BANKS PARTY HERETO



                                      and



                   PNC BANK, NATIONAL ASSOCIATION, As Agent



                          Dated as of April 30, 1999

                               TABLE OF CONTENTS


Section                                                                                                            Page
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
1.   CERTAIN DEFINITIONS..........................................................................................   1

     1.1  Certain Definitions.....................................................................................   1

     1.2  Construction............................................................................................  21
          1.2.1  Number; Inclusion................................................................................  21
          1.2.2  Agent's Discretion and Consent...................................................................  21
          1.2.3  Documents Taken as a Whole.......................................................................  21
          1.2.4  Headings.........................................................................................  21
          1.2.5  Implied References to this Agreement.............................................................  21
          1.2.6  Persons..........................................................................................  21
          1.2.7  Modifications to Documents.......................................................................  22
          1.2.8  From, To and Through.............................................................................  22
          1.2.9  Shall; Will......................................................................................  22

     1.3  Accounting Principles...................................................................................  22

2.   REVOLVING CREDIT FACILITY....................................................................................  22

     2.1  Revolving Credit Commitments............................................................................  22

     2.2  Nature of Banks' Obligations with Respect to Revolving Credit Loans.....................................  23

     2.3  Commitment Fees.........................................................................................  23

     2.4  Revolving Credit Closing Fees...........................................................................  23

     2.5  Revolving Credit Loan Requests..........................................................................  23

     2.6  Making Revolving Credit Loans...........................................................................  24

     2.7  Revolving Credit Notes..................................................................................  24

     2.8  Letter of Credit Subfacility............................................................................  25
          2.8.1  Issuance of Letters of Credit....................................................................  25
          2.8.2  Letter of Credit Fees............................................................................  25
          2.8.3  Disbursements, Reimbursement.....................................................................  25
          2.8.4  Repayment of Participation Advances..............................................................  27
          2.8.5  Documentation....................................................................................  27
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                               TABLE OF CONTENTS

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Section                                                                                                      Page
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
          2.8.6  Determinations to Honor Drawing Requests...................................................  27
          2.8.7  Nature of Reimbursement Obligations........................................................  27
          2.8.8  Indemnity..................................................................................  29
          2.8.9  Liability for Acts and Omissions...........................................................  29

     2.9  Valuation of Private Company Restricted Securities; Sale..........................................  30

     2.10 Sale of Public Company Restricted Securities and Public Company Unrestricted Securities...........  31

3.   INTEREST RATES.........................................................................................  31

     3.1  Revolving Credit Interest Rate Options............................................................  31
          3.1.1  Revolving Credit Interest Rate Options.....................................................  31
          3.1.2  Rate Quotations............................................................................  31

     3.2  Interest Periods..................................................................................  32
          3.2.1  Amount of Borrowing Tranche................................................................  32
          3.2.2  Renewals...................................................................................  32

     3.3  Interest After Default............................................................................  32
          3.3.1  Letter of Credit Fees, Interest Rate.......................................................  32
          3.3.2  Other Obligations..........................................................................  32
          3.3.3  Acknowledgment.............................................................................  32

     3.4  Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available....................  33
          3.4.1  Unascertainable............................................................................  33
          3.4.2  Illegality; Increased Costs; Deposits Not Available........................................  33
          3.4.3  Agent's and Bank's Rights..................................................................  33

     3.5  Selection of Interest Rate Options................................................................  34

4.   PAYMENTS...............................................................................................  34

     4.1  Payments..........................................................................................  34

     4.2  Pro Rata Treatment of Banks.......................................................................  35

     4.3  Interest Payment Dates............................................................................  35

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                               TABLE OF CONTENTS

Section                                                                                                    Page
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
     4.4  Prepayments of Loans............................................................................  35
          4.4.1   Right to Prepay.........................................................................  35
          4.4.2   Mandatory Prepayment of Loans...........................................................  36
          4.4.3   Replacement of a Bank...................................................................  37
          4.4.4   Change of Lending Office................................................................  37

     4.5  Additional Compensation in Certain Circumstances................................................  37
          4.5.1   Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy
                  Requirements, Expenses, Etc.............................................................  37
          4.5.2   Indemnity...............................................................................  38

5.   REPRESENTATIONS AND WARRANTIES.......................................................................  39

     5.1  Representations and Warranties..................................................................  39
          5.1.1   Organization and Qualification..........................................................  39
          5.1.2   Capitalization and Ownership............................................................  40
          5.1.3   Subsidiaries............................................................................  40
          5.1.4   Power and Authority.....................................................................  40
          5.1.5   Validity and Binding Effect.............................................................  40
          5.1.6   No Conflict.............................................................................  41
          5.1.7   Litigation..............................................................................  41
          5.1.8   Title to Properties.....................................................................  41
          5.1.9   Financial Statements....................................................................  42
          5.1.10  Use of Proceeds; Margin Stock...........................................................  42
          5.1.11  Full Disclosure.........................................................................  43
          5.1.12  Taxes...................................................................................  43
          5.1.13  Consents and Approvals..................................................................  43
          5.1.14  No Event of Default; Compliance with Instruments........................................  44
          5.1.15  Patents, Trademarks, Copyrights, Licenses, Etc..........................................  44
          5.1.16  Security Interests......................................................................  44
          5.1.17  Status of the Pledged Collateral........................................................  45
          5.1.18  Insurance...............................................................................  45
          5.1.19  Compliance with Laws....................................................................  45
          5.1.20  Material Contracts; Burdensome Restrictions.............................................  45
          5.1.21  Investment Companies; Regulated Entities................................................  46
          5.1.22  Plans and Benefit Arrangements..........................................................  46
          5.1.23  Employment Matters......................................................................  47
          5.1.24  Environmental Matters...................................................................  47
          5.1.25  Senior Debt Status......................................................................  48
          5.1.26  Year 2000...............................................................................  48
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Section                                                                                                         Page
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
          5.1.27   Validity and Binding Effect................................................................   49
          5.1.28   Solvency...................................................................................   49

6.   CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT..................................................   49

     6.1  First Loans and Letters of Credit...................................................................   49
          6.1.1    Officer's Certificate......................................................................   49
          6.1.2    Secretary's Certificate....................................................................   50
          6.1.3    Delivery of Loan Documents.................................................................   50
          6.1.4    Delivery of Material Contracts, Consents, Certificates and Powers relating to
                   VerticalNet; Delivery of Warrant; Closing Date Compliance Certificate......................   50
          6.1.5    Warrant Agreement..........................................................................   51
          6.1.6    Collateral Assignment of Contract Rights...................................................   51
          6.1.7    Opinion of Counsel.........................................................................   51
          6.1.8    Legal Details..............................................................................   51
          6.1.9    Payment of Fees............................................................................   51
          6.1.10   Consents...................................................................................   52
          6.1.11   Officer's Certificate Regarding MACs.......................................................   52
          6.1.12   No Violation of Laws.......................................................................   52
          6.1.13   No Actions or Proceedings..................................................................   52
          6.1.14   Insurance Policies; Certificates of Insurance; Endorsements................................   52
          6.1.15   Actions to Perfect Liens; Lien Searches....................................................   52
          6.1.16   Administrative Questionnaire...............................................................   53
          6.1.17   Borrowing Base Certificate.................................................................   53
          6.1.18   Comfort Letter from Safeguard Scientifics, Inc.............................................   53
          6.1.19   Minimum Commitments........................................................................   53

     6.2  Each Additional Loan or Letter of Credit............................................................   53

7.   COVENANTS................................................................................................   54

     7.1  Affirmative Covenants...............................................................................   54
          7.1.1    Preservation of Existence, Etc.............................................................   54
          7.1.2    Payment of Liabilities, Including Taxes, Etc...............................................   54
          7.1.3    Maintenance of Insurance...................................................................   55
          7.1.4    Maintenance of Properties and Leases.......................................................   55
          7.1.5    Maintenance of Patents, Trademarks, Etc....................................................   55
          7.1.6    Visitation Rights..........................................................................   55
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Section                                                                                                  Page
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
          7.1.7    Keeping of Records and Books of Account...............................................  55
          7.1.8    Plans and Benefit Arrangements........................................................  56
          7.1.9    Compliance with Laws..................................................................  56
          7.1.10   Use of Proceeds.......................................................................  56
          7.1.11   Further Assurances....................................................................  56
          7.1.12   Subordination of Intercompany Loans...................................................  56
          7.1.13   Dispositions..........................................................................  57
          7.1.14   Amendments of Purpose Statements......................................................  57
          7.1.15   Investments...........................................................................  57
          7.1.16   Minimum Margin Value..................................................................  57
          7.1.17   Delivery of Material Contracts........................................................  57
          7.1.18   Delivery of Consents..................................................................  58
          7.1.19   Delivery of Certificates and Powers...................................................  58
          7.1.20   Periodic Review of Cost Basis Determinations..........................................  59
          7.1.21   Year 2000 Compliance..................................................................  59
          7.1.22   Subordinated Loan Documents...........................................................  59

     7.2  Negative Covenants.............................................................................  60
          7.2.1    Indebtedness..........................................................................  60
          7.2.2    Liens.................................................................................  60
          7.2.3    Guaranties............................................................................  60
          7.2.4    Loans and Investments.................................................................  61
          7.2.5    Dividends and Related Distributions...................................................  61
          7.2.6    Liquidations, Mergers, Consolidations, Acquisitions...................................  62
          7.2.7    Dispositions of Assets or Subsidiaries................................................  62
          7.2.8    Affiliate Transactions................................................................  63
          7.2.9    Subsidiaries, Partnerships and Joint Ventures.........................................  63
          7.2.10   Continuation of or Change in Business.................................................  63
          7.2.11   Plans and Benefit Arrangements........................................................  64
          7.2.12   Fiscal Year...........................................................................  64
          7.2.13   Changes in Organizational Documents...................................................  64
          7.2.14   Negative Pledges......................................................................  64
          7.2.15   Amendment or Waiver of Subordinated Debt; Prepayment of Subordinated Debt.............  64
          7.2.16   Minimum Liquidity.....................................................................  65
          7.2.17   Maximum Leverage Ratio................................................................  65

     7.3  Reporting Requirements.........................................................................  66
          7.3.1    Quarterly Financial Statements........................................................  66
          7.3.2    Annual Financial Statements...........................................................  66
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Section                                                                                                    Page
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
          7.3.3    Quarterly Performance and Financial Information.......................................    66
          7.3.4    Borrowing Base Certificate............................................................    67
          7.3.5    Certificate of the Borrower...........................................................    67
          7.3.6    1998 Audited Annual Statements........................................................    67
          7.3.7    Notice of Default.....................................................................    68
          7.3.8    Notice of Litigation..................................................................    68
          7.3.9    Certain Events........................................................................    68
          7.3.10   Budgets, Forecasts, Other Reports and Information.....................................    68
          7.3.11   Notices Regarding Plans and Benefit Arrangements......................................    69


8.   DEFAULT.............................................................................................    69

     8.1  Events of Default..............................................................................    69

          8.1.1    Payments Under Loan Documents.........................................................    69
          8.1.2    Breach of Warranty....................................................................    70
          8.1.3    Breach of Negative Covenants or Visitation Rights.....................................    70
          8.1.4    Breach of Other Covenants.............................................................    70
          8.1.5    Defaults in Other Agreements or Indebtedness..........................................    70
          8.1.6    Final Judgments or Orders.............................................................    70
          8.1.7    Loan Document Unenforceable...........................................................    70
          8.1.8    Uninsured Losses; Proceedings Against Assets..........................................    71
          8.1.9    Notice of Lien or Assessment..........................................................    71
          8.1.10   Events Relating to Plans and Benefit Arrangements.....................................    71
          8.1.11   Cessation of Business.................................................................    71
          8.1.12   Change of Control.....................................................................    72
          8.1.13   Breach of Subordination Terms.........................................................    72
          8.1.14   Bankruptcy, Insolvency or Reorganization Proceedings..................................    72
          8.1.15   Investment Company Status.............................................................    73

     8.2  Consequences of Event of Default...............................................................    73
          8.2.1    Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.....    73
          8.2.2    Bankruptcy, Insolvency or Reorganization Proceedings..................................    73
          8.2.3    Set-off...............................................................................    73
          8.2.4    Suits, Actions, Proceedings...........................................................    74
          8.2.5    Application of Proceeds...............................................................    74
          8.2.6    Other Rights and Remedies.............................................................    75

     8.3  Notice of Sale.................................................................................    75
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
Section                                                                                                    Page
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
9.   THE AGENT............................................................................................   75

     9.1   Appointment....................................................................................   75

     9.2   Delegation of Duties...........................................................................   76

     9.3   Nature of Duties; Independent Credit Investigation.............................................   76

     9.4   Actions in Discretion of Agent; Instructions From the Banks....................................   76

     9.5   Reimbursement and Indemnification of Agent by the Borrowers....................................   77

     9.6   Exculpatory Provisions; Limitation of Liability................................................   77

     9.7   Reimbursement and Indemnification of Agent by Banks............................................   78

     9.8   Reliance by Agent..............................................................................   79

     9.9   Notice of Default..............................................................................   79

     9.10  Notices........................................................................................   79

     9.11  Banks in Their Individual Capacities; Agent in its Individual Capacity.........................   79

     9.12  Holders of Notes...............................................................................   80

     9.13  Equalization of Banks..........................................................................   80

     9.14  Successor Agent................................................................................   80

     9.15  Agent's Fee....................................................................................   81

     9.16  Availability of Funds..........................................................................   81

     9.17  Calculations...................................................................................   81

     9.18  Beneficiaries..................................................................................   82

10.  MISCELLANEOUS........................................................................................   82

     10.1     Modifications, Amendments or Waivers........................................................   82
              10.1.1   Increase of Commitment; Extension of Expiration Date...............................   82
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
              10.1.2   Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of
                       Payment.......................................................................................  82
              10.1.3   Release of Collateral or Guarantor............................................................  83
              10.1.4   Miscellaneous.................................................................................  83

     10.2     No Implied Waivers; Cumulative Remedies; Writing Required..............................................  83

     10.3     Reimbursement and Indemnification of Banks by the Borrower; Taxes......................................  83

     10.4     Holidays...............................................................................................  84

     10.5     Funding by Branch, Subsidiary or Affiliate.............................................................  85
              10.5.1   Notional Funding..............................................................................  85
              10.5.2   Actual Funding................................................................................  85

     10.6     ICG as Agent for Loan Parties..........................................................................  85

     10.7     Notices................................................................................................  86

     10.8     Severability...........................................................................................  87

     10.9     Governing Law..........................................................................................  87

     10.10    Prior Understanding....................................................................................  87

     10.11    Duration; Survival.....................................................................................  87

     10.12    Successors and Assigns.................................................................................  88

     10.13    Confidentiality........................................................................................  89
              10.13.1  General.......................................................................................  89
              10.13.2  Sharing Information With Affiliates of the Banks..............................................  89

     10.14    Counterparts...........................................................................................  90

     10.15    Agent's or Bank's Consent..............................................................................  90

     10.16    Exceptions.............................................................................................  90

     10.17    CONSENT TO FORUM; WAIVER OF JURY TRIAL.................................................................  90

     10.18    Tax Withholding Clause.................................................................................  91
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Section                                                                                                         Page
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
     10.19    Joinder of Guarantors..........................................................................    91

     10.20    Joint and Several Obligations of Borrowers; Additional Waivers.................................    92

                        LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A-1)     -      PRIVATE COMPANY RESTRICTED SECURITIES
SCHEDULE 1.1(A-2)     -      PUBLIC COMPANY RESTRICTED SECURITIES
SCHEDULE 1.1(A-3)     -      PUBLIC COMPANY UNRESTRICTED SECURITIES
SCHEDULE 1.1(B)       -      COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(P)       -      PERMITTED LIENS
SCHEDULE 2.4          -      REVOLVING CREDIT CLOSING FEES
SCHEDULE 5.1.1        -      QUALIFICATIONS TO DO BUSINESS
SCHEDULE 5.1.2        -      CAPITALIZATION
SCHEDULE 5.1.3        -      SUBSIDIARIES
SCHEDULE 5.1.8        -      OWNED AND LEASED PROPERTY
SCHEDULE 5.1.13       -      CONSENTS AND APPROVALS
SCHEDULE 5.1.15       -      PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 5.1.17       -      SHAREHOLDER AGREEMENTS; PARTNERSHIP AGREEMENTS;
                             LLC AGREEMENTS REGARDING PLEDGED COLLATERAL
SCHEDULE 5.1.18       -      INSURANCE POLICIES
SCHEDULE 5.1.20       -      MATERIAL CONTRACTS
SCHEDULE 5.1.22       -      EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 5.1.24       -      ENVIRONMENTAL DISCLOSURES
SCHEDULE 7.2.1        -      PERMITTED INDEBTEDNESS
SCHEDULE 7.2.3        -      PERMITTED GUARANTIES

EXHIBITS

EXHIBIT 1.1(A)        -      ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(B)        -      BORROWING BASE CERTIFICATE
EXHIBIT 1.1(C)        -      CONVERTIBLE SUBORDINATED NOTES
EXHIBIT 1.1(D)        -      TERMS OF SUBORDINATION
EXHIBIT 1.1(G)(1)     -      GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)     -      GUARANTY AGREEMENT
EXHIBIT 1.1(I)(2)     -      INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(P)(1)     -      PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT
EXHIBIT 1.1(P)(2)     -      PLEDGE AGREEMENT
EXHIBIT 1.1(R)        -      REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)        -      SECURITY AGREEMENT
EXHIBIT 2.5           -      REVOLVING CREDIT LOAN REQUEST
EXHIBIT 6.1.4         -      CLOSING DATE COMPLIANCE CERTIFICATE
EXHIBIT 6.1.5         -      WARRANT AGREEMENT

EXHIBIT 6.1.6      -      COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS
EXHIBIT 6.1.7      -      OPINION OF COUNSEL
EXHIBIT 6.1.19     -      COMFORT LETTER FROM SAFEGUARD SCIENTIFICS, INC.
EXHIBIT 7.3.3      -      QUARTERLY PERFORMANCE REPORT
EXHIBIT 7.3.5      -      QUARTERLY COMPLIANCE CERTIFICATE

                               CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is dated as of April 30, 1999 and is made by and among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations" and together with ICG, each a "Borrower" and collectively the "Borrowers"), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                  WITNESSETH:

         WHEREAS, the Borrowers and the Guarantors have requested the Banks to provide a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $50,000,000 with a $5,000,000 sublimit for letters of credit; and

         WHEREAS, the revolving credit facilities shall be used for working capital purposes and capital expenditures, including issuance of letters of credit and for Investments (as hereinafter defined), subject to the limitations set forth in Section 7.1.15 hereof; and

         WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                           1.   CERTAIN DEFINITIONS
                                -------------------

               1.1  Certain Definitions.
                    -------------------

               In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                    Administrative Borrower shall have the meaning specified
                    -----------------------
therefor in Section 10.06 hereof.

                    Affiliate as to any Person shall mean any other Person (i)
                    ---------
which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                    Agent shall mean PNC Bank, National Association, and its
                    -----
successors and assigns.

                    Agent's Fee shall have the meaning assigned to that term in
                    -----------
Section 9.1 5.

                    Agent's Letter shall have the meaning assigned to that term
                    --------------
in Section 9.15.

                    Agreement shall mean this Credit Agreement, as the same may
                    ---------
be supplemented or amended from time to time, including all schedules and exhibits.

                    Annual Statements shall have the meaning assigned to that
                    -----------------
term in Section 5.1.9(i).

                    Applicable Margin shall mean 2.50% per annum.
                    -----------------

                    Assignment and Assumption Agreement shall mean an Assignment
                    -----------------------------------
and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).
        -------------

                    Authorized Officer shall mean those individuals, designated
                    ------------------
by written notice to the Agent from the Administrative Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Administrative Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent. As of the Closing Date, such authorized officers shall be any of the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Assistant Treasurer of each Loan Party.

                    Banks shall mean the financial institutions named on
                    -----
Schedule 1.1(B) and their respective successors and assigns as permitted
--------------
hereunder, each of which is referred to herein as a Bank.

                    Base Rate shall mean the greater of (i) the interest rate
                    ---------
per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                    Base Rate Option shall mean the option of the Borrowers to
                    ----------------
have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(i).

                    Benefit Arrangement shall mean at any time an "employee
                    -------------------
benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                    Borrower and Borrowers shall have the meaning specified
                    --------     ---------
therefor in the preamble.

                    Borrowing Base shall mean, as of any date, the lesser of (a)
                    --------------
the Commitments and (b) a dollar amount equal to the sum of (i) the Private Company Advance (as hereinafter defined) and the Additional Private Company Advance (as hereinafter defined), if any; (ii) fifteen (15%) percent of the aggregate dollar value of the Qualified Public Company Restricted Securities; and (iii) twenty-five (25%) percent of the aggregate dollar value of the Qualified Public Company Unrestricted Securities; provided, however, that in no
                                                  --------  -------
event shall any advance made hereunder based on the aggregate dollar value of Qualified Public Company Restricted Securities and the aggregate dollar value of Qualified Public Company Unrestricted Securities in accordance with clauses (ii) and (iii) above exceed 50% (or the then maximum "Loan Value" for margin stock pursuant to Regulation U) of the aggregate dollar value of the Qualified Public Company Restricted Securities and the aggregate dollar value of the Qualified Public Company Unrestricted Securities upon which such advance is made (the "Minimum Margin Value"). The value of Public Company Restricted Securities and Public Company Unrestricted Securities as of a particular date shall be determined using the closing market value on the last trading day immediately prior the date of such determination as reported on a recognized national securities exchange or by the Nasdaq National or small-cap market, or on the over-the-counter market, all as of the close of the last previous trading day.

                    The Private Company Advance shall mean the applicable amount set forth on the table below:

--------------------------------------------------------------------------------

AGGREGATE COST BASIS OF QUALIFIED
---------------------------------
PRIVATE COMPANY RESTRICTED
--------------------------
SECURITIES                                   PRIVATE COMPANY ADVANCE
----------                                   -----------------------
--------------------------------------------------------------------------------
$0 - $100,000,000.00                         10% of cost basis
--------------------------------------------------------------------------------
$100,000,000.01 - 119,999,999.99             $10,000,000.00
--------------------------------------------------------------------------------
$120,000,000.00 - 139,999,999.99             $12,500,000.00
--------------------------------------------------------------------------------
OVER $140,000,000.00                         $15,000,000.00
--------------------------------------------------------------------------------

                    The Banks will consider the Borrowers' request on a case by case basis to make additional advances up to ten million dollars ($10,000,000.00), notwithstanding the maximum Private Company Advance provided for above, based upon increases in the value of the Private Company Restricted Securities (determined in accordance with Section 2.9 hereof) (the "Additional Private Company Advance").

                    For purposes of this definition, "cost basis" of Private Company Restricted Securities shall mean the sum of the aggregate amount of Cash, Cash Equivalents, and the securities (including the principal amount of any Subordinated Debt) of any Borrower or any Investment Entity (subject to the limitations set forth in Section 7.2.8 [Affiliated Transactions]) invested by the Borrowers in any Private Company Restricted Securities, as adjusted, in accordance with the valuation method prescribed for determinations of cost basis hereunder, to reflect additional investments in such securities and increases in value determined in accordance with Section 2.9 hereof, or as such amounts may be reduced in accordance with Section 7.1.20 [Periodic Review of Cost Basis Determinations] hereof, in each case as set forth in a Borrowing Base Certificate delivered in accordance with the terms hereof. Notwithstanding anything to the contrary contained herein, when determining the Borrowing Base, no more than $25,000,000 of the Borrowing Base shall be attributed to Pledged Collateral issued by any individual Investment Entity.

                    Borrowing Base Availability shall mean the unused portion of
                    ---------------------------
the Borrowing Base at the date of determination as calculated by the most recent Borrowing Base Certificate.

                    Borrowing Base Certificate shall mean the Borrowing Base
                    --------------------------
Certificate given by the Borrowers to the Banks on the Closing Date and from time to time pursuant to Section 7.3.4 [Borrowing Base Certificate] in the form of Exhibit 1.1(B).
   -------------

                    Borrowing Date shall mean, with respect to any Loan, the
                    --------------
date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                    Borrowing Tranche shall mean specified portions of Loans
                    -----------------
outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrowers and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                    Business Day shall mean any day other than a Saturday or
                    ------------
Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania or San Francisco, California and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                    Cash shall be defined according to GAAP.
                    ----

                    Cash Equivalents: (a) securities with maturities of 365 days
                    ----------------
or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 365 days or less from the date of acquisition and overnight bank deposits of any Bank or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Bank or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard & Poor's or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within
                                  -------
270 days after the day of acquisition, (e) securities with maturities of 365 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard & Poor's or A by Moody's, (f) securities with maturities of 365 days or less from the date of acquisition backed by standby letters of credit issued by any Bank or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                    Closing Date shall mean the Business Day on which the first
                    ------------
Loan shall be made, which shall be April 30, 1999 or, if all the conditions specified in Section 6 have not been satisfied or waived by such date, not later than April 30, 1999, as designated by the Borrower by at least two (2) Business Days' advance notice to the Agent at its Principal Office, or such other date as the parties agree. The closing shall take place at 10:00 a.m., Eastern time, on the Closing Date at the offices of Buchanan Ingersoll, Eleven Penn Center, 14th Floor, 1835 Market Street, Philadelphia, Pennsylvania 19103-2985 or at such other time and place as the parties agree.

                    Collateral shall mean the Pledged Collateral, the UCC
                    ----------
Collateral and the Intellectual Property Collateral.

                    Collateral Assignment of Contract Rights shall mean the
                    ----------------------------------------
Collateral Assignment of Contract Rights in substantially the form of Exhibit
                                                                      -------
6.1.6 executed and delivered by each Loan Party to the Agent for the benefit of
-----
the Banks.

                    Collateral Coverage Securities shall mean, individually, any
                    ------------------------------
Private Company Restricted Securities, any Public Company Restricted Securities and any Public Company Unrestricted Securities and, collectively, all Private Company Restricted Securities, all Public Company Restricted Securities and all Public Company Unrestricted Securities.

                    Commitment shall mean as to any Bank its Revolving Credit
                    ----------
Commitment, and Commitments shall mean the aggregate of the Revolving Credit Commitments of all of the Banks.

                    Commitment Fee shall have the meaning assigned to that term
                    --------------
in Section 2.3.

                    Committed Subscriptions shall mean capital calls committed
                    -----------------------
to the Borrower in writing, in form and substance reasonably satisfactory to the Agent and the Banks.

                    Company Insiders as to the Borrowers shall mean (i)
                    ----------------
shareholders, directors, officers and employees of ICG or its Affiliates and
(ii) shareholders, directors, officers, employees or Affiliates of any Investment Entity.

                    Consolidated Tangible Net Worth shall mean as of any date of
                    -------------------------------
determination total stockholders' equity plus minority interests in net assets of any Subsidiaries less intangible assets of the Borrowers and their respective Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                    Dollar, Dollars, U.S. Dollars and the symbol $ shall mean
                    -----------------------------
lawful money of the United States of America.

                    Drawing Date shall have the meaning assigned to that term in
                    ------------
Section 2.8.3.2.

                    Environmental Law shall have the meaning set forth in
                    -----------------
Section 5.1.24 hereof.

                    Environmental Permits shall have the meaning set forth in
                    ---------------------
Section 5.1.24 hereof.

                    ERISA shall mean the Employee Retirement Income Security Act
                    -----
of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                    ERISA Group shall mean, at any time, the Borrower and all
                    -----------
members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                    Euro-Rate shall mean, with respect to the Loans comprising
                    ---------
any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the

Agent in accordance with its usual and customary procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                    Average of London interbank offered rates quoted
                    by BBA or appropriate successor as shown on
     Euro-Rate =    Dow Jones Markets Service display page 3750
                    -------------------------------------------
                         1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                    Euro-Rate Option shall mean the option of the Borrower to
                    ----------------
have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(ii).

                    Euro-Rate Reserve Percentage shall mean as of any day the
                    ----------------------------
maximum percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities").

                    Event of Default shall mean any of the events described in
                    ----------------
Section 8.1 and referred to therein as an "Event of Default."

                    Expiration Date shall mean, with respect to the Revolving
                    ---------------
Credit Commitments, April 28, 2000.

                    Facility Fees shall mean the fees referred to in Section
                    -------------
2.4.

                    Federal Funds Effective Rate for any day shall mean the rate
                    ----------------------------
per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such
--------
rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                    GAAP shall mean generally accepted accounting principles as
                    ----
are in effect from time to time in the United States, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                    Governmental Acts shall have the meaning assigned to that
                    -----------------
term in Section 2.8.8.

                    Guarantor shall mean each Person which joins this Agreement
                    ---------
as a Guarantor after the date hereof pursuant to Section 10.19.

                    Guarantor Joinder shall mean a joinder by a Person as a
                    -----------------
Guarantor under this Agreement, the Guaranty Agreement and the other Loan Documents in the form of Exhibit 1.1(G)(1).
                         ----------------

                    Guaranty of any Person shall mean any obligation of such
                    --------
Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                    Guaranty Agreement shall mean the Guaranty and Suretyship
                    ------------------
Agreement in substantially the form of Exhibit 1.1(G)(2) executed and delivered
                                       ----------------
by each of the Guarantors to the Agent for the benefit of the Banks.

                    Hazardous Substances shall have the meaning set forth in
                    --------------------
Section 5.1.24 hereof.

                    Historical Statements shall have the meaning assigned to
                    ---------------------
that term in Section 5.1.9(i).

                    ICG Shares shall have the meaning assigned to that term in
                    ----------
Section 5.1.2.

                    ICG Operations Shares shall have the meaning assigned to
                    ---------------------
that term in Section 5.1.2.

                    Indebtedness shall mean, as to any Person at any time, any
                    ------------
and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device,
(iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

                    Insolvency Proceeding shall mean, with respect to any
                    ---------------------
Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

                    Intellectual Property Collateral shall mean all of the
                    --------------------------------
property described in the Patent, Trademark and Copyright Assignment.

                    Intercompany Subordination Agreement shall mean a
                    ------------------------------------
Subordination Agreement among the Loan Parties in the form attached hereto as
Exhibit 1.1(I)(2).
----------------

                    Interest Period shall mean the period of time selected by
                    ---------------
the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next immediately preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

                    Interest Rate Option shall mean any Euro-Rate Option or Base
                    --------------------
Rate Option.

                    Internal Revenue Code shall mean the Internal Revenue Code
                    ---------------------
of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                    Investments shall mean investments in the ordinary course of
                    -----------
business of the Borrower in any Person, including, but not limited to, any loans, advances or extensions of credit (other than guaranties) or any purchase of any debt or equity security, including without limitation, capital stock, bonds, debentures, notes, general partnership interests, limited partnership interests, warrants or other rights, all whether certificated or uncertificated.

                    Investment Entity of any Borrower shall mean any Person with
                    -----------------
respect to whom such Borrower has acquired an ownership interest by virtue of Investments by such Borrower permitted in accordance with the terms hereof.

                    Labor Contracts shall mean all employment agreements,
                    ---------------
employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

                    Law shall mean any law (including common law), constitution,
                    ---
statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

                    Letter Agreement shall mean that certain Letter Agreement,
                    ----------------
dated as of April 30, 1999, among each Loan Party and the Agent.

                    Letter of Credit shall have the meaning assigned to that
                    ----------------
term in Section 2.8.1.

                    Letter of Credit Borrowing shall have the meaning assigned
                    --------------------------
to that term in Section 2.8.3.4.

                    Letter of Credit Fee shall have the meaning assigned to that
                    --------------------
term in Section 2.8.2.

                    Letters of Credit Outstanding shall mean at any time the sum
                    -----------------------------
of (i) the aggregate undrawn face amount of outstanding Letters of Credit and
(ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

                    Lien shall mean any deed of trust, pledge, lien, security
                    ----
interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                    Loan Documents shall mean this Agreement, the Agent's
                    --------------
Letter, the Intercompany Subordination Agreement, the Notes, the Patent, Trademark and Copyright Assignment, the Pledge Agreement, the Security Agreement, the Letter Agreement, the Collateral Assignment of Contract Rights and the Warrant and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of
                                              -------------
the Loan Documents.


                    Loan Parties shall mean the Borrowers and the Guarantors.
                    ------------

                    Loan Request shall have the meaning given to such term in
                    ------------
Section 2.5.

                    Loans shall mean collectively all Revolving Credit Loans and
                    -----
Loan shall mean separately any Revolving Credit Loan.

                    Material Adverse Change means a material adverse effect on
                    -----------------------
(a) the validity or enforceability of this Agreement or any other Loan Document,
(b) the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Loan Parties taken as a whole, (c) the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their Indebtedness, or (d) the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                    Material Contracts means, with respect to any Loan Party,
                    ------------------
(a) each contract to which such Loan Party is a party involving aggregate consideration payable to or by such Loan Party of $2,000,000 or more and (b) any contract, document, instrument or other agreement entered into by such Loan Party or any Subsidiary of such Loan Party relating to the acquisition of and rights to transfer or dispose of any securities evidencing any Investment in, or Pledged Collateral of, any Investment Entity.

                    Minimum Margin Value shall have the meaning ascribed thereto
                    --------------------
in the definition Borrowing Base.

                    Month, with respect to an Interest Period under the Euro-
                    -----
Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

               Multiemployer Plan shall mean any Plan which is a "multiemployer
               ------------------
plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

               Multiple Employer Plan shall mean a Plan which has two or more
               ----------------------
contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

               Notes shall mean the Revolving Credit Notes.
               -----
               Notices shall have the meaning assigned to that term in Section
               -------
10.7.

               Obligation shall mean any obligation or liability of any of the
               ----------
Loan Parties to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document.

               Official Body shall mean any national, federal, state, local or
               -------------
other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

               Participation Advance shall mean, with respect to any Bank, such
               ---------------------
Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.8.3.4.

               Patent, Trademark and Copyright Assignment shall mean the Patent,
               ------------------------------------------
Trademark and Copyright Security Agreement in substantially the form of Exhibit
                                                                        -------
1.1(P)(1) executed and delivered by each of the Loan Parties to the Agent for
---------
the benefit of the Banks.

               PBGC shall mean the Pension Benefit Guaranty Corporation
               ----
established pursuant to Subtitle A of Title IV of ERISA or any successor.

               Permitted Investments shall mean:
               ---------------------
                      (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                    (ii) commercial paper maturing in 270 days or less rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition; and

                    (iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition.

               Permitted Liens shall mean:
               ---------------

                    (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books
--------
of such Borrower and its respective Subsidiaries, as the case may be, in conformity with GAAP;

                    (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                    (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default except where contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books
--------
of such Borrower and its respective Subsidiaries, as the case may be, in conformity with GAAP;

                    (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                    (v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                    (vi) Liens and security interests in favor of the Agent for the benefit of the Banks;

                    (vii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby
             ---------------  --------
is not hereafter increased, and no additional assets become subject to such Lien;

                    (viii)  Purchase Money Security Interests, provided that the
                                                               --------
aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests shall not exceed $2,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on
Schedule 1.1(P)); and
---------------
                    (ix) Claims or Liens upon, and defects of title to, real or personal property other than the Collateral, including any attachment of real or personal property or other legal process prior to adjudication of a dispute on the merits.

                    Person shall mean any individual, corporation, partnership,
                    ------
limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                    Plan shall have the meaning set forth in Section 5.1.22.
                    ----

                    Pledge Agreement shall mean the Pledge Agreement in
                    ----------------
substantially the form of Exhibit 1.1(P)(2) executed and delivered by ICG to the
                          -----------------
Agent for the benefit of the Banks.

                    Pledged Collateral shall mean the Pledged Securities in
                    ------------------
which security interests are to be granted under the Pledge Agreement.

                    Pledged Securities shall have the meaning ascribed to such
                    ------------------
term in the Pledge Agreement.

                    PNC Bank shall mean PNC Bank, National Association, its
                    --------
successors and assigns.

                    Potential Default shall mean any event or condition
                    -----------------
specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition, has been satisfied.

                    Principal Office shall mean the main banking office of the
                    ----------------
Agent in Pittsburgh, Pennsylvania.

                    Prior Security Interest shall mean a valid and enforceable
                    -----------------------
perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests as permitted hereunder.

                    Private Company Restricted Securities shall mean Pledged
                    -------------------------------------
Securities now or hereafter owned by any Borrower which such Borrower is, or Agent or any Bank if acquired from Borrower as pledgor would be, prohibited under applicable federal or state law or regulations, or pursuant to private contract, including any underwriter's lock-up agreement, from publicly offering or selling in open market transactions throughout the United States. The initial list of the issuers of Private Company Restricted Securities is set forth on
Schedule 1.1(A-1) attached hereto. The Administrative Borrower shall promptly upon acquisition or sale of such securities, and in any event no later than the date required for delivery of the next Borrowing Base Certificate required to be delivered after any such acquisition or sale in accordance with Section 7.3.4 [Borrowing Base Certificate] hereof, amend such list of Private Company Restricted Securities from time to time to reflect any such acquisition or sale of any such securities by giving written notice of such amendment to the Agent.

                    Prohibited Transaction shall mean any prohibited transaction
                    ----------------------
as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                    Property shall mean all real property, both owned and
                    --------
leased, of any Loan Party or Subsidiary of a Loan Party.

                    Public Company Restricted Securities shall mean Pledged
                    ------------------------------------
Securities consisting of securities issued by one or more corporations but only as long as (A) such class of securities is listed on a recognized national securities exchange, on the Nasdaq National market or small-cap market or on the over-the-counter market and (B) such securities are Restricted Securities. The initial list of the issuers of Public Company Restricted Securities is set forth on Schedule 1.1(A-2) attached hereto. The Borrower shall promptly upon acquisition or sale of such securities, and in any event no later than the date required for delivery of the next Borrowing Base required to be delivered after any such acquisition or sale in accordance with the Section 7.3.4 [Borrowing Base Certificate] hereof, amend such list of Public Company Restricted Securities from time to time to reflect any such acquisition or sale of any such securities by giving written notice of such amendment to the Agent.

                    Public Company Unrestricted Securities shall mean Pledged
                    --------------------------------------
Securities consisting of securities issued by one or more corporations but only as long as (A) such class of securities is listed on a recognized national securities exchange, on the Nasdaq National market or small-cap market or on the over-the-counter market and (B) such securities are not Restricted Securities. The initial list of the issuers of Public Company Unrestricted Securities is set forth on Schedule 1.1(A-3) attached hereto. The Borrower shall promptly upon acquisition or sale of such securities, and in any event no later than the date required for delivery of the next Borrowing Base Certificate required to be delivered after any such acquisition or sale in accordance with Section 7.3.4 [Borrowing Base Certificate] hereof, amend such list of Public Company Unrestricted Securities from time to time to reflect any such acquisition or sale of any such securities by giving written notice of such amendment to the Agent.

                    Purchase Money Security Interest shall mean Liens upon
                    --------------------------------
tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property not exceeding the value of such property.

                    Purchasing Bank shall mean a Bank which becomes a party to
                    ---------------
this Agreement by executing an Assignment and Assumption Agreement.

                    Qualified Private Company Restricted Securities shall mean,
                    -----------------------------------------------
for purposes of determining the Borrowing Base, that any Private Company Restricted Securities have met all of the following minimum requirements:

                    (1) all Material Contracts required to be delivered in accordance with the terms of Section 7.17 (i) and (iii) [Delivery of Material Contracts] shall have been delivered to the Agent. Notwithstanding anything to the contrary contained herein, upon delivery of any such Material Contracts in accordance with the terms hereof, Schedule 5.1.20 shall be deemed to have been
                                  ---------------
automatically, and without further act, updated to reflect the delivery of any such Material Contracts.

                    (2) all consents to the pledge of such Investment Entity's securities and assignment of applicable contract rights to the Agent, including, without limitation, any applicable consents from such Investment Entity, any applicable consents from founders or shareholders of such Investment Entity and any other Persons from whom consent needs to be obtained in order to have an effective pledge and assignment of the Collateral to the Agent in accordance with the terms hereof and the other Loan Documents (collectively, the "Consents") required to have been executed and delivered in accordance with the terms of Section 7.1.18 (i) and (iii) [Delivery of Consents] shall have been executed and delivered to the Agent, in form and substance satisfactory to the Agent; and

                    (3) all original certificates evidencing ownership of such Investment Entity's securities and notes or other debt instruments evidencing any Borrower's Investment in such Investment Entity (collectively, the "Certificates"), together with executed and undated stock powers and warrant powers (collectively, the "Powers"), required to have been delivered in accordance with the terms of Section 7.1.19 (i) and (iii) shall have been delivered to the Agent; provided, however, that notwithstanding the foregoing,
                        --------  -------
(i) for any Investments in Private Company Restricted Securities made by any Borrower after the Closing Date, the securities so acquired shall be deemed to constitute Qualified Private Company Restricted Securities to the extent that such Borrower shall have provided to the Agent a representation that such Borrower has received all Consents necessary to pledge such securities in the relevant Borrowing Base Certificate, and such Consents, together with the Certificates and the Powers with respect to such Investment Entity's securities shall in any event be delivered to the Agent on behalf of the Banks within ten
(10) Business Days of the making of any such Investment and (ii) for any Investments in the securities of Commerx, Inc., E-Chemicals, Inc. or MessageQuest, Inc. shall also be deemed to constitute Qualified Private Company Restricted Securities provided that the Certificates and the Powers with respect to such Investment Entity's securities shall have been delivered within ten (10) Business Days of the Closing Date.

                    Qualified Public Company Restricted Securities shall mean,
                    ----------------------------------------------
for purposes of the determining the Borrowing Base, that any Public Company Restricted Securities have met all of the following minimum requirements:

                    (1) all Material Contracts required to be delivered in accordance with the terms of Section 7.17 (ii) and (iii) shall have been delivered to the Agent. Notwithstanding anything to the contrary contained herein, upon delivery of any such Material Contracts in accordance with the terms hereof, Schedule 5.1.20 shall be deemed to have been automatically, and
              ---------------
without further act, updated to reflect the delivery of any such Material Contracts;

                    (2) all Consents required to have been executed and delivered in accordance with the terms of Section 7.1.18 (ii) and (iii) shall have been executed and delivered to the Agent, in form and substance satisfactory to the Agent; and

                    (3) all Certificates and Powers required to have been executed and delivered in accordance with the terms of Section 7.1.19 (ii) and
(iii) hereof shall have been executed and delivered to the Agent.

                    Qualified Public Company Unrestricted Securities shall mean,
                    ------------------------------------------------
for purposes of determining the Borrowing Base, that any Public Company Unrestricted Securities have met all of the following minimum requirements:

                    (1) all Material Contracts required to have been executed and delivered in accordance with Section 7.1.17 (iii) hereof shall have been delivered to the Agent. Notwithstanding anything to the contrary contained herein, upon delivery of any such Material Contracts in accordance with the terms hereof, Schedule 5.1.20 shall be deemed to have been automatically and
              ---------------
without further act, updated to reflect the delivery of any such Material Contracts;

                    (2) all Consents required to have been executed and delivered in accordance with Section 7.1.18 (iii) hereof shall have been executed and delivered to the Agent, in form and substance satisfactory to the Agent; and

                    (3) all Certificates and Powers required to have been executed and delivered in accordance with the terms of Section 7.1.19 (iii) hereof shall have been executed and delivered to the Agent.

                    Ratable Share shall mean the proportion that a Bank's
                    -------------
Commitment bears to the Commitments of all of the Banks.

                    Regulation U shall mean Regulation U, T, G or X as
                    ------------
promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                    Reimbursement Obligation shall have the meaning assigned to
                    ------------------------
such term in Section 2.8.3.2.

                    Reportable Event shall mean a reportable event described in
                    ----------------
Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

                    Required Banks shall mean
                    --------------

                    (i) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Banks whose Commitments aggregate at least 60% of the Commitments of all of the Banks, which Banks shall in any event include the Agent, or

                    (ii) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 60% of the total principal amount of all of the Loans , Reimbursement Obligations and Letter of Credit Borrowings then outstanding, which Bank or group of Banks shall in any event include the Agent.

                    Restricted Securities shall mean securities now or hereafter
                    ---------------------
owned by a Borrower which such Borrower is, or Agent or any Bank if acquired from a Borrower as pledgor would be, prohibited under applicable federal or state law or regulation, or pursuant to private contract, including any underwriters' lock-up agreement, from publicly offering or selling such securities in open market transactions throughout the United States. For this purpose securities that may lawfully be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, subject only to volume limitations set forth in Rule 144(e) are not "Restricted Securities" solely by reason of such volume limitations.

                    Revolving Credit Commitment shall mean, as to any Bank at
                    ---------------------------
any time, the amount initially set forth opposite its name on Schedule 1.1(B) in
                                                              ---------------
the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Revolving Credit Commitments shall mean the aggregate Revolving Credit
                                                          ----------------
Commitments of all of the Banks.
-----------

                    Revolving Credit Loans shall mean collectively and Revolving
                    ----------------------                             ---------
Credit Loan shall mean separately all Revolving Credit Loans or any Revolving
-----------
Credit Loan made by the Banks or one of the Banks to the Borrowers pursuant to
Section 2.1 or 2.8.3.

                    Revolving Credit Notes shall mean collectively and Revolving
                    ----------------------                             ---------
Credit Note shall mean separately all the Revolving Credit Notes of the
-----------
Borrowers in the form of

Exhibit 1.1(R) evidencing the Revolving Credit Loans together with all
--------------
amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                    Revolving Facility Usage shall mean at any time the sum of
                    ------------------------
the Revolving Credit Loans outstanding and the Letters of Credit Outstanding.

                    Security Agreement shall mean the Security Agreement in
                    ------------------
substantially the form of Exhibit 1.1(S) executed and delivered by each of the
                          --------------
Loan Parties to the Agent for the benefit of the Banks.

                    Solvent shall mean, with respect to any Person on a
                    -------
particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                    Standard & Poor's shall mean Standard & Poor's Ratings
                    -----------------
Services, a division of The McGraw-Hill Companies, Inc.

                    Standby Letter of Credit shall mean a Letter of Credit
                    ------------------------
issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and capital expenditures of the Loan Parties incurred in the ordinary course of business.

                    Subordinated Debt shall mean any unsecured Indebtedness of a
                    -----------------
Borrower, including any Subordinated Loans, no part of the principal of which is stated to be payable or is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to May 1, 2000, and the payment of the principal of and interest on which and other obligations of any Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Notes and all other obligations and liabilities of such Borrower to the Agent and the Banks hereunder on terms and conditions substantially as set forth in Exhibit 1.1(D) attached hereto.
                              --------------

                    Subordinated Lender shall mean any Person who makes a loan
                    -------------------
to any Loan Party to the extent such loan constitutes Subordinated Debt hereunder, together with such Person's successors and assigns.

                    Subordinated Loans shall mean up to $100,000,000 of
                    ------------------
subordinated loans, inclusive of the loans evidenced by the Subordinated Notes, made by the Subordinated Lender(s) to ICG pursuant to the Subordinated Loan Documents.

                    Subordinated Loan Documents shall mean (a) any and all
                    ---------------------------
instruments, certificates or documents delivered or contemplated to be delivered in connection with any Subordinated Debt and (b) the Subordinated Notes and all other instruments, certificates or documents delivered or contemplated to be delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith.

                    Subordinated Note(s) shall mean the Convertible Note(s) of
                    --------------------
ICG payable to Subordinated Lenders, each of which shall be executed and delivered substantially in the form of Exhibit 1.1(C) hereof.
                                       ---------------------

                    Subsidiary of any Person at any time shall mean (i) any
                    ----------
corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, (iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries. Notwithstanding anything to the contrary, for purposes of this Agreement and the other Loan Documents, the term "Subsidiary" shall not include any Investment Entity.

                    Subsidiary Shares shall have the meaning assigned to that
                    -----------------
term in Section 5.1.3.

                    Transferor Bank shall mean the selling Bank pursuant to an
                    ---------------
Assignment and Assumption Agreement.

                    UCC Collateral shall mean the property of the Loan Parties
                    --------------
in which security interests are to be granted under the Security Agreement.

                    Uniform Commercial Code shall have the meaning assigned to
                    -----------------------
that term in Section 5.1.16.

                    Warrant shall mean the Warrants in substantially the form of
                    -------
Exhibit 6.1.5 executed and delivered by ICG to each of the Banks.
-------------

          1.2       Construction.
                    ------------
          Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                      1.2.1    Number; Inclusion.
                               -----------------
                    references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

                      1.2.2    Agent's Discretion and Consent.
                               ------------------------------
                    whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

                      1.2.3    Documents Taken as a Whole.
                               --------------------------

                    the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                      1.2.4    Headings.
                               --------

                    the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                      1.2.5    Implied References to this Agreement.
                               ------------------------------------

                    article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

                      1.2.6    Persons.
                               -------

                    reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                      1.2.7    Modifications to Documents.
                               --------------------------

               reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

                      1.2.8    From, To and Through.
                               --------------------

               relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

                      1.2.9    Shall; Will.
                               -----------

               references to "shall" and "will" are intended to have the same meaning.

          1.3  Accounting Principles.
               ---------------------

          Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms
                                --------  -------
used in Section 7.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 7.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 5.1.9(i) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in
Section 7.2 based upon the Borrowers' regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrowers' financial statements at that time.

                        2.   REVOLVING CREDIT FACILITY
                             -------------------------

          2.1  Revolving Credit Commitments.
               ----------------------------

          Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrowers at any time or from time to time on or after the date hereof and prior to the Expiration Date, provided that after giving effect to such Loan (i) the aggregate amount of Revolving Credit

Loans from such Bank plus such Bank's Ratable Share of the Letters of Credit Outstanding shall not exceed (x) the lesser of (a) such Bank's Revolving Credit Commitment or (b) such Bank's Ratable Share of the Borrowing Base, and (ii) the Revolving Facility Usage shall not exceed the Revolving Facility Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this
Section 2.1.

          2.2  Nature of Banks' Obligations with Respect to Revolving Credit
               -------------------------------------------------------------
Loans.
------
          Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrowers at any time shall not exceed such Bank's Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrowers to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

          2.3  Commitment Fees.
               ---------------

          Accruing from the date hereof until the Expiration Date, the Borrowers, jointly and severally, agree to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to .25% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Ratable Share of Letters of Credit Outstanding. All Commitment Fees shall be payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes in accordance with Section 8.2 [Consequences of Event of Default] hereof.

          2.4  Revolving Credit Closing Fees.
               -----------------------------

               The Borrowers, jointly and severally, agree to pay on the Closing Date to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment, nonrefundable closing fees (the "Facility Fees"), as more particularly described on Schedule 2.4.

          2.5  Revolving Credit Loan Requests.
               ------------------------------

          Except as otherwise provided herein, the Borrowers may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 3.2 [Interest Periods], by delivering to the Agent, not later than 12:00 noon, Pittsburgh time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) on the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5 or a request by telephone immediately
                             -----------
confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $100,000 and not less than $2,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $100,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and
(iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

          2.6  Making Revolving Credit Loans.
               -----------------------------

          The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests], notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Agent in accordance with
Section 2.2 [Nature of Banks' Obligations]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 6.2 [Each Additional Loan], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds
                           --------
to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in
Section 9.16 [Availability of Funds].

          2.7  Revolving Credit Notes.
               ----------------------

          The joint and several Obligation of the Borrowers to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to them by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

          2.8  Letter of Credit Subfacility.
               ----------------------------

                    2.8.1     Issuance of Letters of Credit.
                              -----------------------------

               The Administrative Borrower may request the issuance of a Standby Letter of Credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 12:00 noon, Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.8, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of 364 days from the date of issuance, and (B) in no event expire later than five (5) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $5,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments.

                    2.8.2     Letter of Credit Fees.
                              ---------------------

               The Borrowers shall pay to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Margin governing Loans under the Euro-Rate Option (computed on the basis of a year of 360 days and actual days elapsed), which fee shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the first Business Day of each April, July, October and January following issuance of each Letter of Credit and on the Expiration Date. The Borrowers shall also pay to the Agent for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

                    2.8.3     Disbursements, Reimbursement.
                              ----------------------------

                              2.8.3.1   Immediately upon the Issuance of each
Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                              2.8.3.2   In the event of any request for a
drawing under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Administrative Borrower. Provided that it shall have received such notice, the Borrowers shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the amount so paid by the Agent. In the event the Borrowers fail to reimburse the Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Agent will promptly notify each Bank thereof, and the Borrowers shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in
Section 6.2 [Each Additional Loan] other than any notice requirements. Any notice given by the Agent pursuant to this Section 2.8.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                              2.8.3.3   Each Bank shall upon any notice pursuant
to Section 2.8.3.2 make available to the Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.8.3.4) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Agent for the account of the Agent the amount of such Bank's Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this
Section 2.8.3.3.

                              2.8.3.4   With respect to any unreimbursed drawing
that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrowers in whole or in part as contemplated by Section 2.8.3.2, because of the Borrowers' failure to satisfy the conditions set forth in Section 6.2 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrowers shall be deemed to have incurred from the Agent a borrowing (each a "Letter of Credit Borrowing") in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option plus an additional 2% per annum. Each Bank's payment to the Agent pursuant to Section 2.8.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under this Section 2.8.3.

                    2.8.4     Repayment of Participation Advances.
                              -----------------------------------

                              2.8.4.1   Upon (and only upon) receipt by the
Agent for its account of immediately available funds from the Borrowers (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

                              2.8.4.2   If the Agent is required at any time to
return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.8.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

                    2.8.5     Documentation.
                              -------------

               Each Loan Party agrees to be bound by the terms of the Agent's application and agreement for letters of credit and the Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                    2.8.6     Determinations to Honor Drawing Requests.
                              ----------------------------------------

               In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                    2.8.7     Nature of Reimbursement Obligations.
                              -----------------------------------

               The Obligations of the Borrowers to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.8 under all circumstances, including the following circumstances:

                              (i)    any set-off, counterclaim, recoupment,
defense or other right which the Borrower may have against the Agent or any other Person for any reason whatsoever;

                              (ii)   the failure of any Loan Party or any other
Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests], 2.6 [Making Revolving Credit Loans] or 6.2 [Each Additional Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing;

                              (iii)  any lack of validity or enforceability of
any Letter of Credit;

                              (iv)   the existence of any claim, set-off,
defense or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                              (v)    any draft, demand, certificate or other
document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

                              (vi)   payment by the Agent under any Letter of
Credit against presentation of a demand, draft or certificate or other document which does not strictly comply with the terms of such Letter of Credit;

                              (vii)  any adverse change in the business,
operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                              (viii) any breach of this Agreement or any
other Loan Document by any party thereto;

                              (ix)   the occurrence or continuance of an
Insolvency Proceeding with respect to any Loan Party;

                              (x)    the fact that an Event of Default or a
Potential Default shall have occurred and be continuing;

                              (xi)   the fact that the Expiration Date shall
have passed or this Agreement or the Commitments hereunder shall have been terminated; and

                              (xii)  any other circumstance or happening
whatsoever, whether or not similar to any of the foregoing.

                    2.8.8     Indemnity.
                              ---------

               In addition to amounts payable as provided in Section 9.5 [Reimbursement of Agent by Borrower, Etc.], the Borrowers hereby agree to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                    2.8.9     Liability for Acts and Omissions.
                              --------------------------------

               As between any Loan Party and the Agent, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of the Agent, including any Governmental

Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.

               In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent under any resulting liability to the Borrowers or any Bank unless such act or omission was the result of the gross negligence or willful misconduct of the Agent.

          2.9  Valuation of Private Company Restricted Securities; Sale.
               --------------------------------------------------------

          For the purpose of determining the Additional Private Company Advance, the Administrative Borrower shall send a written request to the Agent seeking an increase in the valuation of the Private Company Restricted Securities. Such request shall describe in sufficient detail Administrative Borrower's basis for any such increase and shall include any relevant supporting documentation. Upon receipt of such request, the Agent shall confer with the Banks and promptly, and in any event within ten (10) calendar days, respond in writing either confirming, on behalf of the Required Banks, the Administrative Borrower's request or denying, on behalf of the Required Banks, the Administrative Borrower's request, or if the Agent, with the consent of the Required Banks, believes that an alternate valuation is appropriate, suggesting such alternative valuation along with the basis of the Agent's alternative valuation. In the event that the Agent's response sets forth a valuation different than the valuation requested by the Administrative Borrower, the Required Banks shall work together in good faith to determine a mutually acceptable valuation within ten (10) calendar days following the Agent's response to the Administrative Borrower's request provided for hereunder. If after the twenty (20) calendar day period proposed for agreement between the Agent on behalf of the Required Banks and the Administrative Borrower, no mutually acceptable valuation shall have been determined, then the determination of value of such Private Company Restricted Securities made by the Agent, with the consent of the Required Banks, shall be conclusive and binding on the Loan Parties absent manifest error. The Borrowers may sell Private Company Restricted Securities in accordance with the terms of the Pledge Agreement so long as after giving effect to such sale, the Borrowers are not in violation of the Borrowing Base and the proceeds thereof shall be paid over to the Agent to the extent required by the Pledge Agreement. Nothing in this Section 2.9 shall be deemed to permit the Agent or the Banks to value the Private Company Restricted Securities below the cost basis used to determine the Private Company Advance, which basis shall be adjusted in accordance with the provisions of Section 7.1.20 [Periodic Review of Cost Basis Determinations].

          2.10  Sale of Public Company Restricted Securities and Public
                -------------------------------------------------------
Company Unrestricted Securities.
-------------------------------

          The Borrowers may sell Public Company Restricted Securities and Public Company Unrestricted Securities in accordance with the terms of the Pledge Agreement so long as after giving effect to any such sale, the Borrowers are not in violation of the Borrowing Base and the proceeds thereof shall be paid over to Agent to the extent required by the Pledge Agreement.

                              3.  INTEREST RATES

          3.1   Revolving Credit Interest Rate Options.
                --------------------------------------

          The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrowers may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall
                                                       --------
not be at any one time outstanding more than six (6) Borrowing Tranches in the aggregate among all of the Loans. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

                    3.1.1     Revolving Credit Interest Rate Options.
                              --------------------------------------

               The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

                              (i)   Base Rate Option: A fluctuating rate per
                                    ----------------
annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                              (ii)  Euro-Rate Option: A rate per annum (computed
                                    ----------------
on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

                    3.1.2     Rate Quotations.
                              ---------------
               The Borrowers may call the Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

          3.2  Interest Periods.
               ----------------

          At any time when the Borrowers shall select, convert to or renew a Euro-Rate Option, the Administrative Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

                    3.2.1     Amount of Borrowing Tranche.
                              ---------------------------

               each Borrowing Tranche of Euro-Rate Loans shall be in integral multiples of $100,000 and not less than $2,000,000; and

                    3.2.2     Renewals.
                              --------

               in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

          3.3  Interest After Default.
               ----------------------

          To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                    3.3.1     Letter of Credit Fees, Interest Rate.
                              ------------------------------------

               the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.8.2 [Letter of Credit Fees] or
Section 3.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

                    3.3.2     Other Obligations.
                              -----------------

               each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 2% per annum from the time such Obligation becomes due and payable and until it is paid in full.

                    3.3.3     Acknowledgment.
                              --------------

               The Borrowers acknowledge that the increase in rates referred to in this Section 3.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by the Borrowers upon demand by Agent.

          3.4  Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits
               ----------------------------------------------------------------
Not Available.
-------------

                    3.4.1     Unascertainable.
                              ---------------

               If on any date on which a Euro-Rate would otherwise be determined, the Agent shall have determined that:

                              (i)   adequate and reasonable means do not exist
for ascertaining such Euro-Rate, or

                              (ii)  a contingency has occurred which materially
and adversely affects the London interbank eurodollar market relating to the Euro-Rate, the Agent shall have the rights specified in Section 3.4.3.

                    3.4.2     Illegality; Increased Costs; Deposits Not
Available.                    -----------------------------------------
---------

               If at any time any Bank shall have determined that:

                              (i)   the making, maintenance or funding of any
Loan to which a Euro-Rate Option applies has been made unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                              (ii)  after making all reasonable efforts,
deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Agent shall have the rights specified in Section 3.4.3.

                    3.4.3     Agent's and Bank's Rights.
                              -------------------------

               In the case of any event specified in Section 3.4.1 above, the Agent shall promptly so notify the Banks and the Administrative Borrower thereof, and in the case of an event specified in Section 3.4.2 above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Administrative Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the

Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrowers to select, convert to or renew a Euro-Rate Option shall be suspended until the Agent shall have later notified the Administrative Borrower, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 3.4.1 and the Borrowers have previously notified the Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under Section 3.4.2, the Borrowers shall, subject to each Loan Party's indemnification Obligations under Section 4.5.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 4.4 [Voluntary Prepayments]. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

          3.5      Selection of Interest Rate Options.
                   ----------------------------------

          If any Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowings Tranche in accordance with the provisions of Section 3.2 [Interest Periods], such Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

                                 4.   PAYMENTS
                                      --------
          4.1      Payments.
                   --------
          All payments and prepayments to be made in respect of
principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrowers hereunder shall be payable prior to 12:00 noon, Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event
                                                     --------
payments are received by 12:00 noon, Pittsburgh time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

          4.2      Pro Rata Treatment of Banks.
                   ---------------------------

          Each borrowing shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, or other fees (except for the Agent's Fee) or amounts due from the Borrowers hereunder to the Banks with respect to the Loans, shall (except as provided in Section 3.4.3 [Agent's and Bank's Rights] in the case of an event specified in
Section 3.4 [Euro-Rate Unascertainable; Etc.], 4.4.2 [Replacement of a Bank] or
4.5 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank.

          4.3      Interest Payment Dates.
                   ----------------------

          Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

          4.4      Prepayments of Loans.
                   --------------------

                    4.4.1    Right to Prepay.
                             ---------------

                   The Borrowers shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 4.4.2 below or in Section 4.5 [Additional Compensation in Certain Circumstances]):

                             (i)    at any time with respect to any Loan to
which the Base Rate Option applies,

                             (ii)   on the last day of the applicable Interest
Period with respect to Loans to which a Euro-Rate Option applies,

                             (iii)  on the date specified in a notice by any
Bank pursuant to Section 3.4 [Euro-Rate Unascertainable, Etc.] with respect to any Loan to which a Euro-Rate Option applies.

                   Whenever the Borrowers desire to prepay any part of the Loans, the Administrative Borrower shall provide a prepayment notice to the Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of Loans setting forth the following information:

                   (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

                   (y) a statement indicating the application of the prepayment between the Revolving Credit Loans; and

                   (z) the total principal amount of such prepayment, which shall not be less than $100,000.

                   All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 3.4.3 [Agent's and Bank's Rights], if any Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which such Borrower is prepaying, the prepayment shall be applied first to Loans to which the Base Rate Option applies, then to Loans to which the Euro-Rate the Option applies. Any prepayment hereunder shall be subject to the Borrowers' Obligation to indemnify the Banks under Section 4.5.2 [Indemnity].

                        4.4.2    Mandatory Prepayment of Loans.
                                 -----------------------------

                   The Borrowers agree that at any time the then current Borrowing Base is less than the sum of (i) the then outstanding principal on all Loans outstanding plus (ii) the then outstanding amount of all Letters of Credit Outstanding, the Borrowers will upon any Authorized Officer having obtained knowledge of the existence of the differential, promptly, and in any event within five (5) days of obtaining such knowledge, give notice of such differential to the Agent and prepay the Loans in an amount which will reduce the sum of the outstanding principal on all Loans outstanding to an amount less than or equal to the then current Borrowing Base. If at any time after the Borrowers have complied with the first sentence of this Section 4.4.2, the sum of the aggregate Letters of Credit Outstanding is greater than the then current Borrowing Base, the Borrowers shall provide cash collateral to the Agent in the amount of such excess, which cash collateral shall be in the form of a certificate of deposit pledged to the Agent and held by the Agent for the benefit of the Banks and returned to Borrowers; provided, however, that no Event
                                                --------  -------
of Default shall be deemed to have occurred and be continuing at such time that the aggregate Letters of Credit Outstanding plus the aggregate principal amount of all outstanding Loans no longer exceed the then current Borrowing Base.

                   4.4.3    Replacement of a Bank.
                            ---------------------

               In the event any Bank (i) gives notice under Section 3.4 [Euro-Rate Unascertainable, Etc.] or Section 4.5.1 [Increased Costs, Etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then any Borrower shall have the right at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment after (x) receipt of such Bank's notice under Section 3.4 [Euro-Rate Unascertainable, Etc.] or 4.5.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrowers
                                                   --------
shall also pay to such Bank at the time of such prepayment any amounts required under Section 4.5 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided, however,
                                                          --------  -------
that the Commitment and any Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent; provided,
                                                                      --------
further, the remaining Banks shall have no obligation hereunder to increase
-------
their Commitments. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 9.14 [Successor Agent] and provided that
                                                                  --------
all Letters of Credit have expired or been terminated or replaced.

                   4.4.4    Change of Lending Office.
                            ------------------------

               Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 3.4.2 [Illegality, Etc.] or 4.5.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrowers, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such
                                                           --------
designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 4.4.4 shall affect or postpone any of the Obligations of the Borrowers or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

          4.5  Additional Compensation in Certain Circumstances.
               ------------------------------------------------

                    4.5.1     Increased Costs or Reduced Return Resulting from
                              ------------------------------------------------
                    Taxes, Reserves, Capital Adequacy Requirements, Expenses,
                    ---------------------------------------------------------
                    Etc.
                    ---

               If, subsequent to the date hereof, any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                            (i)    subjects any Bank to any tax or changes the
basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrowers of principal, interest, Commitment Fees, or other amounts due from the Borrowers hereunder or under the Notes (except for (i) taxes on the overall net income of such Bank or (ii) United States federal withholding Taxes from which a Bank, participant, or assignee is not exempt either (A) because such Bank, participant or assignee has not properly delivered the applicable Form required to be delivered pursuant to Section 10.18 of this Agreement or (B) because such Bank participant or assignee has not established that it is fully exempt from such taxes at the time such Person became a party, assignee or participant to this Agreement, as applicable),

                            (ii)   imposes, modifies or deems applicable any
reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                            (iii)  imposes, modifies or deems applicable any
capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, or

                            (iv)   shall impose on any Bank any other condition,
and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank deems to be material, such Bank shall from time to time notify the Borrowers and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Bank promptly and in any event twenty (20) Business Days after such notice is given.

                    4.5.2   Indemnity.
                            ---------

               In addition to the compensation required by Section 4.5.1 [Increased Costs, Etc.], each Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                            (i)    payment, prepayment, conversion or renewal of
any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                            (ii)   attempt by any Borrower to revoke (expressly,
by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests] or Section 3.2 [Interest Periods] or notice relating to prepayments under Section 4.4.1 [Right to Prepay], or

                            (iii)  default by any Borrower in the performance or
observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of any Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

          If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Administrative Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Bank promptly and in any event ten (10) Business Days after such notice is given.

                   5.    REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          5.1      Representations and Warranties.
                   ------------------------------

          The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

                    5.1.1   Organization and Qualification.
                            ------------------------------

                   Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the corporate power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 5.1.1 and in all other jurisdictions where the
                       --------------
property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where failure to be so licensed or qualified and in good standing could not reasonably be expected to result in a Material Adverse Change.

                   5.1.2    Capitalization and Ownership.
                            ----------------------------

               (i) As of the Closing Date, the authorized capital stock of ICG consists of One Hundred and Thirty Million (130,000,000) shares of common stock, of which Eighty-Two Million Five Thousand Five Hundred Fifty-Five (82,005,555) shares (referred to herein as the "ICG Shares") are issued and outstanding, all as more particularly described on Schedule 5.1.2. All of the
                                                   --------------
ICG Shares have been validly issued and are fully paid and nonassessable. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any such shares except as indicated on Schedule 5.1.2.
                                                --------------

               (ii) As of the Closing Date, the authorized capital stock of ICG Operations consists of One Thousand (1,000) shares of common stock, of which One Hundred (100) shares (referred to herein as the "ICG Operations Shares") are issued and outstanding, all as more particularly described on Schedule 5.1.2.
                                                              --------------
All of the ICG Operations Shares have been validly issued and are fully paid and nonassessable. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any such shares except as indicated on Schedule
                                                                      --------
5.1.2.
-----

                    5.1.3    Subsidiaries.
                             ------------

               Schedule 5.1.3 states the name of each of ICG's Subsidiaries, its
               --------------
jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof. ICG Operations has no Subsidiaries. ICG has good and marketable title to all of the Subsidiary Shares it purports to own, free and clear in each case of any Lien, except for Permitted Liens. All Subsidiary Shares have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares except as indicated on Schedule 5.1.3.
                                         --------------

                    5.1.4    Power and Authority.
                             -------------------

               Each Loan Party has full corporate power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

                    5.1.5    Validity and Binding Effect.
                             ---------------------------

               This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                    5.1.6    No Conflict.
                             -----------

               Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

                   5.1.7    Litigation.
                            ----------

               There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate could reasonably be expected to result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which could reasonably be expected to result in any Material Adverse Change.

                   5.1.8    Title to Properties.
                            -------------------

               The real property owned or leased by each Loan Party and each Subsidiary of each Loan Party is described on Schedule 5.1.8. Each Loan Party
                                              --------------
and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. To the best of the Borrowers' knowledge after diligent inquiry and investigation, all leases of real property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby, except where the failure to obtain such consent could not reasonably result in a Material Adverse Change.

                   5.1.9    Financial Statements.
                            --------------------

                            (i)    Historical Statements.  The Administrative
                                   ---------------------
Borrower has delivered to the Agent (x) a copy of ICG's audited consolidated year-end financial statement for and as of the end of the fiscal year ended December 31, 1997 (the "1997 Annual Statements") and (y) a copy of ICG's unaudited consolidated year-end financial statements for and as of the end of the fiscal year ended December 31, 1998 (the "1998 Annual Statements") (the 1997 Annual Statements and the 1998 Annual Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrowers' management, are correct and complete and fairly represent the consolidated financial condition of the Borrowers and their respective Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the 1998 Annual Statements) to normal year-end audit adjustments.

                             (ii)  Accuracy of Financial Statements. No Borrower
                                   --------------------------------
nor any Subsidiary of any Borrower has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of any Borrower or any Subsidiary of any Borrower which could reasonably be expected to cause a Material Adverse Change. Since December 31, 1997, no Material Adverse Change has occurred.

                   5.1.10    Use of Proceeds; Margin Stock.
                             -----------------------------

                             5.1.10.1   General.
                                        -------

               The proceeds of the Loans shall be used to make Investments (subject to the limitations set forth in Section 7.1.15 [Investments] hereof), for general working capital purposes and capital expenditures. The Letters of Credit will be used as credit support for the Borrowers and their Subsidiaries to make Investments (subject to the limitations set forth in Section 7.1.15 [Investments]).

                             5.1.10.2   Margin Stock.
                                        ------------

                   None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. The

Borrowers will furnish to the Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U.

                   5.1.11    Full Disclosure.
                             ---------------

                   Neither this Agreement, nor the Schedules hereto, nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading, as of the date such statement was made. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, condition (financial or otherwise), results of operations or prospects of the Loan Parties taken as a whole which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby except for normal market fluctuations.

                   5.1.12    Taxes.
                             -----

               All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that (i) such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings, for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made and (ii) failure to file any such federal, state, local and other tax return could not reasonably be expected to result in a Material Adverse Change. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

                   5.1.13    Consents and Approvals.
                             ----------------------

               Except for the filing of financing statements in the state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as described on Annex A to the Letter Agreement, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Annex A to the Letter Agreement.

                   5.1.14   No Event of Default; Compliance with Instruments.
                            ------------------------------------------------

               No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

                   5.1.15   Patents, Trademarks, Copyrights, Licenses, Etc.
                            ----------------------------------------------

               Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted by such Loan Party or Subsidiary, except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Change, without known possible, alleged or actual conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party are listed and described on Schedule 5.1.15.
                                                          ---------------

                   5.1.16   Security Interests.
                            ------------------

               The Liens and security interests granted to the Agent for the benefit of the Banks pursuant to the Patent, Trademark and Copyright Assignment, the Pledge Agreement and the Security Agreement in the Collateral (other than the Property) constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Assignment in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Assignment, the Pledge Agreement and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six (6) months prior to each five-year anniversary of the filing of such financing statements in compliance with all statutory requirements necessary to keep perfected the Liens and security interests in the event the Collateral is moved. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrowers.

                         5.1.17    Status of the Pledged Collateral.
                                   --------------------------------

                    All the securities included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are, or will be (in the case of convertible securities, upon issuance in accordance with the terms of such convertible securities), validly issued and nonassessable and owned beneficially and of record by the pledgor of such Pledged Collateral free and clear of any Lien or restriction on transfer, except (i) as otherwise provided by the Pledge Agreement or the Letter Agreement, (ii) for Permitted Liens and (iii) as the right of the Banks to dispose of such shares may be restricted by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws.

                         5.1.18    Insurance.
                                   ---------

                    Schedule 5.1.18 lists all material insurance policies and
                    ---------------
other bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and, to the knowledge of each Loan Party, no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby, except where any such cancellation or avoidance of such policies or bonds or reduction in coverage could not reasonably be expected to result in a Material Adverse Change. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Loan Parties taken as a whole in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

                         5.1.19    Compliance with Laws.
                                   --------------------

                    The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.24 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

                         5.1.20    Material Contracts; Burdensome Restrictions.
                                   -------------------------------------------

                    Schedule 5.1.20 lists all Material Contracts, including all
                    ---------------
Material Contracts relating to each Loan Party's Investment in VerticalNet. All such Material Contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could result in a Material Adverse Change.

                         5.1.21    Investment Companies; Regulated Entities.
                                   ----------------------------------------

                    None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

                         5.1.22    Plans and Benefit Arrangements.
                                   ------------------------------

                                   (a)  No Loan Party has any pension or other
employee benefit plans which are subject to the provisions of Title IV of ERISA (any such plans which have been or may hereafter be adopted or assumed by any Loan Party are hereinafter referred to individually as a "Plan" and, collectively, as the "Plans"), the application of which could give rise to direct or contingent liabilities of any Loan Party to the PBCG, the Department of Labor or the Internal Revenue Service ("IRS"). No Loan Party is a participating employer in any Multiple Employer Plan. No Loan Party has withdrawal liability to any Multiemployer Plan and no withdrawal from any Multiemployer Plan is contemplated or pending by any Loan Party.

                                   (b)  Each Loan Party is and has at all times
been in full compliance with all applicable provisions of ERISA. Each Loan Party's Plans and other employee benefit plans subject to the qualification requirements of Sections 401 et. seq. of the Internal Revenue Code are and have at all times been in material compliance with such requirements.

                                   (c)  With respect to any of the Plans, no
Loan Party has knowledge of any Reportable Event, as described in Section 4043 of ERISA, except that there has or may have occurred (1) a reduction in the number of active participants as described in Section 4043(b)(3) of ERISA; (2) a termination or partial termination; or (3) a merger or consolidation with, or transfer of assets to, another plan. No Loan Party has any, outstanding liability to the PBGC by reason of any such Reportable Event, and no Loan Party has received any notice from the PBGC that any of the Plans should be terminated or from the Secretary of the Treasury that any partial or full termination of any of the Plans has occurred.

                                   (d)  No termination proceedings with respect
to any of the Plans have been commenced and have not yet been concluded.

                                   (e)  With respect to any of the Plans and any
other employee benefit plans subject to ERISA, there has not occurred any prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) for which a prohibited transaction exemption has not been provided by statute or regulation , ruling or opinion issued by the Department of Labor or Internal Revenue Service and which may result in the imposition upon any Loan Party of any prohibited transaction excise tax or civil liability under Section 502(i) or ERISA.

                                   (f)  Each Loan Party has made all required
contributions under the Plans and any other employee benefit plans subject to ERISA for all periods through and including the date hereof or adequate accruals therefor have been provided for as shown in the Financial Statements. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) has occurred with respect to any of the Plans.

For purposes of this Agreement, all references to "ERISA" shall be deemed to refer to the Employee Retirement Income Security Act of 1974 (including any sections of the Internal Revenue Code of 1986 amended by it), as heretofore amended and as it may hereafter be amended or modified, and all regulations promulgated thereunder, and all references to any Loan Party in this Section 5.1.22, or in any other Section of this Agreement relating to ERISA, shall be deemed to refer to each Loan Party and all other entities which are part of a controlled or affiliated group or under common control with each Loan Party within the meaning of Sections 414(b), 414(c) and 415(h) of the Internal Revenue Code of 1986, as amended, and Section 4001(a)(2) of ERISA.

                         5.1.23    Employment Matters.
                                   ------------------

                    There are no actions or proceedings pending or, to the best of any Loan Party's knowledge, threatened against any Loan Party, by or on behalf of or with respect to its employees, which could reasonably be expected to have a Material Adverse Change.

                         5.1.24    Environmental Matters.
                                   ---------------------

                                   Each Loan Party has accrued or otherwise
provided, in accordance with GAAP, consistently applied, for all damages, liabilities, penalties or costs that it may incur in connection with any claim pending or threatened against it, or any requirement that is or may be applicable to it, under any Environmental Laws, and such accrual or other provision is reflected in the Borrowers' Historical Statements, which disclosed items could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change:

                                   (i)  Each Loan Party is in compliance with
all applicable laws, rules, regulations, ordinances, orders decrees and common law relating to contamination, pollution or the protection of human health or the environment ("Environmental Laws"), and each Loan Party has all permits,
                  ------------------
licenses, registrations and other governmental authorizations required under such laws ("Environmental Permits") for its operations, and there are no
            ---------------------
violations, investigations or proceedings pending or, to the knowledge of any Loan Party, threatened with respect to Environmental Laws or such Environmental Permits except where the failure to have such Environmental Permits or where the violation, investigation or proceeding relating thereto could not, individually or in the aggregate, result in a Material Adverse Change.

                                   (ii)   No notice, notification, demand,
request for information, citation, summons, complaint or order is pending or has been received by or, to the knowledge of any Loan Party, is threatened by any person against any Loan Party under any Environmental Laws or in respect of any of the properties or facilities now or previously owned, leased or operated by any such Loan Party. No penalty has been assessed against any Loan Party, and no liability has been imposed upon any Loan Party, under Environmental Law with respect to any alleged notification, demand, request for information, citation, summons, complaint or order except where such matters have been fully resolved, or where resolution could not, individually or in the aggregate, result in a Material Adverse Change or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                                   (iii)  No hazardous, toxic or regulated
substance, waste, materials or chemical ("Hazardous Substance") has been
                                          -------------------
discharged, generated, treated, manufactured, handled, stored, transported, emitted, released or is present at any property now or previously owned, leased or operated by any Loan Party in violation of any Environmental Law or under circumstances which, individually or in the aggregate, could result in a Material Adverse Change.

                    5.1.25    Senior Debt Status.
                              ------------------

               The Obligations of each Loan Party under this Agreement, the Notes, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with
                                          ---- -----
all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

                    5.1.26    Year 2000.
                              ---------

               The Borrowers and their respective Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Borrowers or their respective Subsidiaries (or any of their respective material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). To the knowledge of the Loan Parties, the Year 2000 Problem could not reasonably be expected to result in any Material Adverse Change.

                    5.1.27    Validity and Binding Effect.
                              ---------------------------

               The Subordinated Loan Documents have been, or will be, duly and validly executed and delivered by the parties thereto and constitute, or will constitute, the legal, valid and binding obligations of the parties thereto, enforceable against them in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or by laws or judicial decisions limiting the right of specific performance. All representations and warranties of any Loan Party contained in the Subordinated Loan Documents will be true and correct in all material respects as of the date made. There exists no default, nor any circumstance which, after notice or lapse of time or both would cause or permit the acceleration of any Subordinated Debt under any Subordinated Loan Documents and there exists no lien, set-off, claim or, to the knowledge of any Loan Party after due inquiry, other impairment of the validity or enforceability of such documents. The Subordinated Loan Documents constitute the entire agreement between each Borrower and the holders of the Subordinated Debt and there are no other agreements with respect to the Subordinated Debt.

                    5.1.28    Solvency.
                              --------

               After giving effect to the transactions contemplated by the Loan Documents and the Subordinated Loan Documents, including all Indebtedness incurred thereby, the Liens granted by any Borrower in connection therewith and the payment of all fees related thereto, the Borrowers, taken as a whole, will be Solvent, determined as of the Closing Date.

     6.   CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT
          -------------------------------------------------------

     The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

          6.1  First Loans and Letters of Credit.
               ---------------------------------

          On the Closing Date:

                    6.1.1     Officer's Certificate.
                              ---------------------

               The representations and warranties of each of the Loan Parties contained in Section 5 and in each of the other Loan Documents shall be true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by an Authorized Officer of each of the Loan Parties, to each such effect.

                    6.1.2     Secretary's Certificate.
                              -----------------------

               There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                              (i)   all action (including resolutions) taken by
each Loan Party in connection with this Agreement and the other Loan Documents;

                              (ii)  the names of the officer or officers
authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                              (iii) copies of its organizational documents,
including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business and a bring-down certificate by facsimile dated the Closing Date.

                    6.1.3     Delivery of Loan Documents.
                              --------------------------

               The Notes, the Patent, Trademark and Copyright Assignment, the Pledge Agreement, the Intercompany Subordination Agreement, the Security Agreement, the Letter Agreement, the Collateral Assignment of Contract Rights and the Warrant shall have been duly executed and delivered to the Agent for the benefit of the Banks.

                    6.1.4     Delivery of Material Contracts, Consents,
                              ----------------------------------------
                    Certificates and Powers relating to VerticalNet; Delivery
                    ---------------------------------------------------------
                    of Warrant; Closing Date Compliance Certificate.
                    -----------------------------------------------

               (a) There shall be delivered to the Agent (i) the Material Contracts, the Consents, the Certificates and the Powers relating to ICG's Investment in VerticalNet and (ii) the Warrants duly registered in the name of each Bank.

               (b) The Borrowers shall deliver a Compliance Certificate (the "Closing Date Compliance Certificate") showing Indebtedness and other balance sheet items as of the Closing Date. Such Compliance Certificate shall be in the form of Exhibit 6.1.4 hereto.

                    6.1.5     Warrant Agreement.
                              -----------------

               The Warrant Agreement shall have been duly executed and delivered by ICG, in substantially the form of Exhibit 6.1.5 hereto.
                                     -------------

                    6.1.6     Collateral Assignment of Contract Rights.
                              ----------------------------------------

               The Collateral Assignment of Contract Rights shall have been duly executed and delivered by the Borrowers, in substantially the form of Exhibit
                                                                      -------
6.1.6 hereto.
-----

                    6.1.7     Opinion of Counsel.
                              ------------------

               There shall be delivered to the Agent for the benefit of each Bank a written opinion of Dechert Price & Rhoads, counsel for the Loan Parties, dated the Closing Date and in form and substance satisfactory to the Agent and its counsel:

                              (i)  as to the matters set forth in Exhibit 6.1.7;
                                                                  -------------
and

                              (ii) as to such other matters incident to the
transactions contemplated herein as the Agent may reasonably request.

                    6.1.8     Legal Details.
                              -------------

               All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent, counsel for the Agent and the Banks, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and legal opinions in connection with such transactions, as the Agent or said counsel may reasonably request.

                    6.1.9     Payment of Fees.
                              ---------------
               The Borrowers shall have paid or caused to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the Facility Fees, all other commitment and other fees accrued through the Closing Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed hereunder.

                         6.1.10    Consents.
                                   --------

                    All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 5.1.13 shall have been
                                                 ---------------
obtained, including the consent of the underwriters to the pledge of the Pledged Collateral contemplated under the Pledge Agreement.

                         6.1.11    Officer's Certificate Regarding MACs.
                                   ------------------------------------

                    Since December 31, 1997, no Material Adverse Change shall have occurred; prior to the Closing Date, there shall have been no material change in the management of any Loan Party or Subsidiary of any Loan Party; and there shall have been delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by an Authorized Officer of each Loan Party to each such effect.

                         6.1.12    No Violation of Laws.
                                   --------------------

                    The making of the Loans and the issuance of the Letters of Credit shall not contravene, in any material respect, any Law applicable to any Loan Party or any of the Banks.

                         6.1.13    No Actions or Proceedings.
                                   -------------------------

                    No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which could reasonably be expected to result in a Material Adverse Change.

                         6.1.14    Insurance Policies; Certificates of
                                   -----------------------------------
                                   Insurance; Endorsements.
                                   -----------------------

                    The Loan Parties shall have delivered evidence acceptable to the Agent that adequate insurance in compliance with Section 7.1.3 [Maintenance of Insurance] is in full force and effect and that all premiums then due thereon have been paid.

                         6.1.15    Actions to Perfect Liens; Lien Searches.
                                   ---------------------------------------

                    The Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Agent and the Banks, desirable to perfect the Liens created by the Loan Documents shall have been completed or will be completed promptly following the making of the initial Loans hereunder. The Agent shall have received the results of a recent search by a Person satisfactory to the Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of each Borrower, and the results of such search shall be satisfactory to the Agent and the Banks.

                         6.1.16  Administrative Questionnaire.
                                 ----------------------------

                    Each of the Banks and the Borrowers shall have completed and delivered to the Agent the Agent's form of administrative questionnaire.

                         6.1.17  Borrowing Base Certificate.
                                 --------------------------

                    On or prior to the Closing Date, the Agent and the Banks shall have received and the Agent and the Banks shall be satisfied (both as to form and substance) with a pro forma Borrowing Base Certificate in the form as set forth in Exhibit 1.1(B) which shall be prepared as of a date prior to the
             --------------
Closing Date.

                         6.1.18  Comfort Letter from Safeguard Scientifics, Inc.
                                 ----------------------------------------------

                    The Agent shall have received a comfort letter, in the form of Exhibit 6.1.18, from Safeguard Scientifics, Inc. (the "Investor") confirming
   --------------
the Investor's intention to cure any Event of Default hereunder.

                         6.1.19  Minimum Commitments.
                                 -------------------

                    The Agent shall have received a minimum of $35,000,000 in total Commitments by the Banks hereunder.

          6.2  Each Additional Loan or Letter of Credit.
               ----------------------------------------

          At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: (a) the representations and warranties of the Loan Parties contained in Section 5 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit, in all material respects, with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof in all material respects; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks in any material respect; and the Borrowers shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be,
(b) the Agent shall have received such other documentation concerning such matters as reasonably requested by, and be in form and substance reasonably satisfactory to, the Agent; and (c) the Agent and the Banks shall have received and shall be reasonably satisfied (both as to form and substance) with the Borrowing Base Certificate last delivered to the Banks.

          The acceptance of the proceeds of each borrowing of Loans shall constitute a representation and warranty by each Loan Party to each of the Banks that all of the applicable conditions specified in Section 6.2 (in each case disregarding any reference therein that such condition be deemed satisfactory by the Agent and/or the Banks) have been satisfied or waived.

          All of the certificates and other documents and papers referred to in this Section 6.2, unless otherwise specified, shall be delivered to the Agent at the Principal Office (or such other location as may be specified by the Agent) for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Agent.

                                7.   COVENANTS

          7.1  Affirmative Covenants.
               ---------------------

          The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall, and shall cause each of its Subsidiaries to, comply with the following affirmative covenants:

                    7.1.1     Preservation of Existence, Etc.
                              ------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary for the proper conduct of its business, except as otherwise expressly permitted in Section
7.2.6 [Liquidations, Mergers, Etc.].

                    7.1.2     Payment of Liabilities, Including Taxes, Etc.
                              --------------------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith by appropriate proceedings and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

                    7.1.3     Maintenance of Insurance.
                              ------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to maintain with financially sound and reputable insurance companies insurance on all its real or personal property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, which insurance shall name the Agent as lender loss payee, in the case of property or casualty insurance, and as an additional insured, in the case of the liability insurance, except where the failure to maintain any such insurance could not reasonably be expected to result in a Material Adverse Change; and furnish to each Bank, upon written request, copies of any such insurance policies.

                    7.1.4     Maintenance of Properties and Leases.
                              ------------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) all of those properties useful or necessary to its business.

                    7.1.5     Maintenance of Patents, Trademarks, Etc.
                              ---------------------------------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                    7.1.6     Visitation Rights.
                              -----------------

               Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties during such Loan Party's normal business hours and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that each Bank shall provide the
                              --------
Administrative Borrower and the Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

                    7.1.7     Keeping of Records and Books of Account.
                              ---------------------------------------

               Each Borrower shall, and shall cause each Subsidiary of any Borrower to, maintain and keep proper books of record and account in conformity with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over any Borrower or any Subsidiary of any Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

               7.1.8    Plans and Benefit Arrangements.
                        ------------------------------

          Each Loan Party shall, and shall cause each other member of the ERISA Group to, comply in all material respects with all applicable provisions of ERISA, promptly notify the Agent in writing of the occurrence of any Reportable Event, as defined in ERISA together with a description of such Reportable Event and a statement of the action that any such Loan Party intends to take with respect thereto, together with a copy of the notice (if any) thereof given to the PBGC, and promptly notify Agent in writing of any proposed withdrawal from a Multiemployer Plan or Multiple Employer Plan.

               7.1.9    Compliance with Laws.
                        --------------------

          Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws and Regulation U, in all respects, provided that it shall not be deemed to be a violation of
                    --------
this Section 7.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

               7.1.10   Use of Proceeds.
                        ---------------

          The Loan Parties will use the Letters of Credit only for credit support for the Borrowers, their respective Subsidiaries and Investment Entities. The Loan Parties will use the proceeds of the Loans only for (i) Investments (subject to the limitations set forth in Section 7.1.15 hereof),
(ii) working capital purposes or (iii) capital expenditures. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

               7.1.11   Further Assurances.
                        ------------------

          Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Agent and the Banks in their sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

               7.1.12   Subordination of Intercompany Loans.
                        -----------------------------------

          Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

               7.1.13   Dispositions.
                        ------------

               The Administrative Borrower shall notify the Agent of the disposition of any Investment in any Investment Entity by telephone at the latest contemporaneously therewith followed promptly by written notice and within five (5) Business Days of any such notification shall provide to the Agent and the Banks an updated Annex A to the Letter Agreement reflecting any such disposition. In the event of the disposition of Pledged Securities written notice shall not be later than twenty-four (24) hours after the time when Agent is to deliver such Pledged Securities. The proceeds of the sale of any Pledged Collateral shall be applied as set forth in Section 5(c) of the Pledge Agreement.

               7.1.14   Amendments of Purpose Statements.
                        --------------------------------

                    In accordance with the terms of Section 221.3(c)(2)(iv) of the Federal Reserve Board Regulations, the Borrowers shall provide the Agent with a current list of Pledged Collateral which adequately supports all credit extended under this Agreement with respect to margin stock which the Agent shall attach to the executed Form FR U-1 referred to in Regulation U.

               7.1.15   Investments.
                        -----------

                    The Borrowers may make Investments in other Persons, in addition to Investments existing on the Closing Date and disclosed in Schedules 1.1(A-1), 1.1(A-2) and 1.1(A-3) attached hereto; provided, however, that (a) the
                                                 --------  -------
Borrowers may only invest a maximum of $25,000,000 in Cash and Cash Equivalents per year in any Investment Entity and (b) the Borrowers will promptly, and in any event within five (5) Business Days of the making of any such Investment provide to the Agent and the Banks an updated Annex A to the Letter Agreement reflecting any such additional Investment.

               7.1.16   Minimum Margin Value.
                        --------------------

                    The Borrowers shall maintain Pledged Collateral having a Minimum Margin Value and shall provide additional Pledged Collateral to the Agent immediately upon the Agent's request if the Minimum Margin Value is not maintained.

               7.1.17   Delivery of Material Contracts.
                        ------------------------------

                    The Borrowers shall deliver copies of all Material Contracts relating to each Borrower's Investment in Investment Entities as follows:

                    (i) for Investments made by any Borrower on or prior to the Closing Date in any Investment Entity other than VerticalNet, the Borrowers shall deliver copies of all Material Contracts relating to such Investment within thirty (30) calendar days of the Closing Date;

                    (ii) for Investments made by any Borrower on or prior to the Closing Date in VerticalNet, the Borrowers shall deliver copies of all Material Contracts relating to such Investment on the Closing Date; and

                    (iii) for Investments made by any Borrower after the Closing Date, the Borrowers shall deliver copies of all Material Contracts relating to such Investment within sixty (60) calendar days of the closing date for any such Investment.

               7.1.18     Delivery of Consents.
                          --------------------

                    The Borrowers shall deliver copies of all Consents relating to each Borrower's Investment in Investment Entities as follows:

                    (i) for Investments made by any Borrower on or prior to the Closing Date in any Investment Entity other than VerticalNet, the Borrowers shall deliver copies of all Consents relating to such Investment within thirty
(30) calendar days of the Closing Date;

                    (ii) for Investments made by any Borrower on or prior to the Closing Date in VerticalNet, the Borrowers shall deliver copies of all Consents relating to such Investment on the Closing Date; and

                    (iii) for Investments made by any Borrower after the Closing Date, the Borrowers shall deliver copies of all Consents relating to such Investment within sixty (60) calendar days of the closing date for any such Investment.

               7.1.19     Delivery of Certificates and Powers.
                          -----------------------------------

                    The Borrowers shall deliver all Certificates and Powers relating to each Borrower's Investment in Investment Entities as follows:

                    (i) for Investments made by any Borrower on or prior to the Closing Date in any Investment Entity other than VerticalNet, the Borrowers shall deliver all Certificates and Powers relating to such Investment within thirty (30) calendar days of the Closing Date;

                    (ii) for Investments made by any Borrower on or prior to the Closing Date in VerticalNet, the Borrowers shall deliver all Certificates and Powers relating to such Investment on the Closing Date; and

                    (iii) for Investments made by any Borrower after the Closing Date, the Borrowers shall deliver all Certificates and Powers relating to such Investment within sixty (60) calendar days of the closing date for any such Investment.

               7.1.20     Periodic Review of Cost Basis Determinations.
                          --------------------------------------------

                    ICG shall perform an analysis of the cost basis determinations of Private Company Restricted Securities made in accordance with the terms hereof at the end of each fiscal quarter of the Borrowers, or earlier in the event that (i) a subsequent round of financing evidences a lower valuation of an Investment Entity whose Private Company Restricted Securities are then included in the Borrowing Base then the value included in the Borrowing Base prior to such financing or (ii) a material adverse change occurs in the business, properties, assets, condition (financial or otherwise), results of operations or prospects of any Investment Entity whose Private Company Restricted Securities are then included in the Borrowing Base, and ICG shall promptly, and in any event within five (5) Business Days of such analysis, deliver a summary of such analysis to the Agent and the Banks. Such analysis of such cost basis determinations shall be performed in accordance with GAAP. Based upon such periodic review, the cost basis of Private Company Restricted Securities which are then included in the Borrowing Base shall be adjusted accordingly within five (5) days of the delivery of the analysis provided for hereunder.

               7.1.21     Year 2000 Compliance.
                          --------------------

                    Each Borrower shall perform all acts reasonably necessary to ensure that such Borrower and its Subsidiaries become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all such Borrower's and its Subsidiaries systems and adopting a detailed plan for the remediation, monitoring and testing of such systems. Each Borrower will also take all reasonable steps to ensure that it will not be materially adversely affected by, or as a result of, any customer's, supplier's or vendor's failure to become Year 2000 compliant. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all Information Technology and Non-Information Technology (as defined in SEC Release 33-7558, dated July 29, 1998) systems utilized by any Borrower to the extent that they are material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Each Borrower shall, immediately upon request, provide to Agent such certifications or other evidence of such Borrower's compliance with the terms of this paragraph as the Agent may from time to time reasonably require.

               7.1.22     Subordinated Loan Documents.
                          ---------------------------

                    The Administrative Borrower shall deliver to the Agent for delivery to the Banks a true and correct copy of the Subordinated Loan Documents and any amendments, waivers and other documents executed in connection therewith (including all exhibits and schedules to such documents) within sixty (60) calendar days of the execution thereof by the parties thereto.

          7.2        Negative Covenants.
                     ------------------

          The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall, and shall cause each of its Subsidiaries to, comply with the following negative covenants:

               7.2.1      Indebtedness.
                          ------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                          (i)   Indebtedness under the Loan Documents;

                          (ii)  Existing Indebtedness as set forth on Schedule
                                                                      --------
7.2.1 (including any extensions or renewals thereof), provided there is no
-----
increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 7.2.1;
                              --------------

                          (iii) Indebtedness secured by Purchase Money Security
Interests not exceeding $2,000,000;

                          (iv)  Indebtedness of a Loan Party to another Loan
Party which is subordinated in accordance with the provisions of Section 7.1.12 [Subordination of Intercompany Loans]; and

                          (v)   Subordinated Debt in an aggregate principal
amount not to exceed $100,000,000 at any one time outstanding; provided,
                                                               --------
however, that no more than $30,000,000 in aggregate principal amount of such Subordinated Debt shall be issued in favor of Persons who are not Company Insiders.

               7.2.2      Liens.
                          -----

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

               7.2.3      Guaranties.
                          ----------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (a) subject to Section 7.2.3(b) hereof, Guaranties of Indebtedness in existence as of the date hereof and listed on Schedule 7.2.3, (b) Guaranties of
                                              --------------
Indebtedness incurred after the date hereof (provided, however, that notwithstanding anything to the contrary, in no event shall the aggregate amount of such Guaranties of Indebtedness permitted under clauses (a) and (b) of this
Section 7.2.3 exceed $8,000,000 at any one time outstanding for the Loan Parties and their respective Subsidiaries) and (c) Guaranties of Indebtedness of the Loan Parties otherwise permitted hereunder.

               7.2.4      Loans and Investments.
                          ---------------------

                    (a) Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                          (i)   trade credit extended on usual and customary
terms in the ordinary course of business;

                          (ii)  advances to employees to (a) meet expenses
incurred by such employees in the ordinary course of business, (b) purchase equity securities of the Loan Parties and (c) to pay tax liabilities of the employees to the extent the aggregate amount of such advances in respect of taxes does not exceed $10,000,000;

                          (iii) Permitted Investments;

                          (iv)  loans, advances and investments in other Loan
Parties permitted pursuant to Section 7.2.1(iv); and

                          (v)   Investments permitted under Section 7.1.15.

               7.2.5      Dividends and Related Distributions.
                          -----------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except dividends or other distributions payable to another Loan Party.

               7.2.6      Liquidations, Mergers, Consolidations, Acquisitions.
                          ---------------------------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that any Subsidiary of any Borrower may be merged into or consolidated
--------
with (i) any Borrower (provided that such Borrower shall be the continuing or
                       --------
surviving corporation) or (ii) any one or more wholly owned Subsidiaries of any Borrower (provided that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation).

               7.2.7      Dispositions of Assets or Subsidiaries.
                          --------------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                          (i)   transactions involving the sale of inventory in
the ordinary course of business;

                          (ii)  any sale, transfer or lease of assets in the
ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                          (iii) any sale, transfer or lease of assets by any
wholly owned Subsidiary of such Loan Party to another Loan Party;

                          (iv)  any sale, transfer or lease of assets, other
than those specifically excepted pursuant to clauses (i) through (iii) above, which is approved by the Required Banks prior to such sale, transfer or lease of assets which approval shall not be unreasonably withheld; or

                          (v)   any sale or disposition of assets not in the
ordinary course of business, provided that all such sales or other dispositions
                             --------
do not exceed, in the aggregate, $5,000,000;

provided, however, that nothing contained in this Section 7.2.7 shall prohibit
--------  -------
(i) the sale of any Investment, the stock of which Investment is not part of the Pledged Collateral, so long as the Borrower gives contemporaneous notice of such sale to the Agent, or (ii) the making of any Investment permitted under Section
7.1.15 hereof, or (iii) sales of Pledged Collateral in the ordinary course of Borrower's business provided that Borrower is at all times in compliance with the Borrowing Base and subject to the terms of Section 5(c) of the Pledge Agreement.

               7.2.8      Affiliate Transactions.
                          ----------------------

          Except for transactions in connection with any registered offering of ICG's securities and Indebtedness permitted under Section 7.2.1(v), each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with an Affiliate (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is (a) not otherwise prohibited by this Agreement, (b) entered into in the ordinary course of business and (c) upon fair and reasonable arm's-length terms and conditions no less favorable to such Loan Party or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

               7.2.9      Subsidiaries, Partnerships and Joint Ventures.
                          ---------------------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; and (ii) any Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 10.19 [Joinder of Guarantors], provided that the Required Banks shall have consented to such formation and joinder and that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Banks in the assets held by, and stock of or other ownership interests in, such Subsidiary. Each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture, provided, however, that the restrictions
                                       --------  -------
of the last sentence of this Section 7.2.9 shall not be applicable to the extent any such Loan Party shall not be liable for Indebtedness of any such general or limited partnership, limited liability company or joint venture of which any Loan Party may be a general or limited partner, a member or manager of, or a joint venturer or hold a joint venture interest in, as the case may be.

               7.2.10     Continuation of or Change in Business.
                          -------------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the business of the Loan Parties substantially as conducted and operated by such Loan Party or Subsidiary during the present fiscal year, and such Loan Party or Subsidiary shall not permit any material change in such business.

               7.2.11     Plans and Benefit Arrangements.
                          ------------------------------

          Each Loan Party and each other member of the ERISA Group shall not:

                          (i)   be or become obligated to the PBGC, any
Multiemployer Plan which is an "Employee Pension" Plan within the meaning of
Section 3(2) of ERISA or any Multiple Employer Plan in excess of $500,000; or

                          (ii)  be or become obligated to the Internal Revenue
Service in excess of $500,000 with respect to excise or other penalty taxes provided for in those provisions of the Internal Revenue Code, as now in effect or hereafter amended or supplemented, applicable to employee benefit plans subject to ERISA.

               7.2.12     Fiscal Year.
                          -----------

          No Borrower shall, and neither Borrower shall permit any Subsidiary of any such Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

               7.2.13     Changes in Organizational Documents.
                          -----------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing written notice to the Agent and the Banks within 10 days of any such amendment.

               7.2.14     Negative Pledges.
                          ----------------

          Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, enter into any agreement with any Person which prohibits any of the Loan Parties from granting any Liens to the Agent or the Banks except for Permitted Liens.

               7.2.15     Amendment or Waiver of Subordinated Debt;
                          ----------------------------------------
                          Prepayment of Subordinated Debt.
                          -------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

                          (i)    without the prior written consent of the
Required Banks, agree to any amendment or other change to, or waiver of any of its rights under, the Subordinated Debt, the Subordinated Loan Documents or any other evidences of such Subordinated Debt which shall cause:

                                 (A)   any payment by any of the Loan Parties to
become due prior to the date such payment is due consistent with the terms and conditions set forth on Schedule 1.1(D) hereto;

                                 (B)    any advancement of the maturity date
under any Subordinated Loan Document;

                                 (C)    any increase in the aggregate principal
amount outstanding under Subordinated Loans to an amount which exceeds $100,000,000; or

                                 (D)    any increase in the interest rate
applicable to any Subordinated Debt; or

                          (ii)   amend, change, waive or otherwise modify any of
the terms and provisions set forth in Exhibit 1.1(D); or
                                      --------------

                          (iii)  directly or indirectly, by deposit of monies or
otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the payment, prepayment, redemption, defeasance or retirement of any Subordinated Debt.

               7.2.16     Minimum Liquidity.
                          -----------------

          The Loan Parties shall not permit the sum of the Borrowers' Cash, Cash Equivalents, Borrowing Base Availability and Committed Subscriptions to be less than the following amounts as of the last day of any fiscal quarter of the Borrowers as set forth below:

                   Period                                      Amount
                   ------                                      ------

                   6/30/99                                     $6,000,000
                   09/30/99                                    $4,000,000
                   12/31/99                                    $2,000,000

               7.2.17     Maximum Leverage Ratio.
                          ----------------------

          The Loan Parties shall not at any time permit the ratio of consolidated total liabilities (excluding Subordinated Debt) of the Borrowers and their respective Subsidiaries to Consolidated Tangible Net Worth to exceed the ratio as set forth below:

                   Period                                      Ratio
                   ------                                      -----

                   Closing Date and thereafter            .50 to 1.0

          7.3       Reporting Requirements.
                    ----------------------

          The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the
Banks:

               7.3.1      Quarterly Financial Statements.
                          ------------------------------

          As soon as available and in any event within sixty (60) calendar days after the end of each of the first three fiscal quarters in each fiscal year, unaudited financial statements of the Borrowers, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, consolidated stockholders' equity and consolidated cash flows for the fiscal quarter then ended and, with respect to the second and third fiscal quarters in any given fiscal year, the fiscal year through that date from the commencement of the then current fiscal year, all in reasonable detail and certified by an Authorized Officer of the Administrative Borrower as having been prepared in accordance with GAAP, consistently applied (subject to normal year end audit adjustments), and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

               7.3.2      Annual Financial Statements.
                          ---------------------------

          As soon as available and in any event within one hundred (100) calendar days after the end of each fiscal year of the Borrowers, financial statements of the Borrowers consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, consolidated stockholders' equity and consolidated cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

               7.3.3      Quarterly Performance and Financial Information.
                          -----------------------------------------------

          As soon as available and in any event within sixty (60) calendar days after the end of each fiscal quarter in each fiscal year, a report of the Borrowers of the performance of each company whose Pledged Collateral is then included in the Borrowing Base, such report to be substantially in the form of Exhibit 7.3.3 hereto, together with such other
                             -------------
information as the Agent may request.

                    7.3.4    Borrowing Base Certificate.
                             --------------------------

               On or before the last Business Day of each week, the Borrowers shall execute and deliver to the Agent a Borrowing Base Certificate prepared by the Borrowers and certified by an Authorized Officer of the Administrative Borrower, setting forth the cost basis of Private Company Restricted Securities determined in accordance with Sections 2.9 and 7.1.20 hereof and the value of all Public Company Restricted Securities and Public Company Unrestricted Securities determined in accordance with the provisions of the first paragraph of the definition of "Borrowing Base" provided for herein, and a comparison of such number to the Commitment and to the amount of outstanding Obligations.

                    7.3.5    Certificate of the Borrower.
                             ---------------------------

               Concurrently with the financial statements of the Borrowers furnished to the Agent and to the Banks pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements], a certificate of the Administrative Borrower signed by an Authorized Officer of the Administrative Borrower, in the form of Exhibit 7.3.5, to the effect that,
                                        -------------
except as described pursuant to Section 7.3.7 [Notice of Default], (i) the representations and warranties of the Borrowers contained in Section 5 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof in all material respects,
(ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 7.3 [Reporting Requirements].

                    7.3.6    1998 Audited Annual Statements.
                             ------------------------------

               As soon as available and in any event within sixty (60) calendar days after the Closing Date, audited 1998 Annual Statements consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, consolidated stockholders' equity and consolidated cash flows for the 1998 fiscal year, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the 1998 fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

                    7.3.7    Notice of Default.
                             -----------------

               Promptly after any Authorized Officer of any Loan Party has acquired knowledge of the occurrence of an Event of Default or Potential Default, a certificate signed by the Authorized Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

                    7.3.8    Notice of Litigation.
                             --------------------

               Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $1,000,000 or which if adversely determined would constitute a Material Adverse Change.

                    7.3.9    Certain Events.
                             --------------

               Written notice to the Agent:

                             (i)    within the time limits set forth in Section
7.2.13 [Changes in Organizational Documents], of any amendment to the organizational documents of any Loan Party; and

                             (ii)   at least thirty (30) calendar days prior
thereto, with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement.

                    7.3.10   Budgets, Forecasts, Other Reports and Information.
                             -------------------------------------------------

               Promptly upon their becoming available to any Borrower:

                             (i)    the annual budget and any forecasts or
projections of any Borrower, from time to time as reasonably requested,

                             (ii)   any reports including management letters
submitted to any Borrower by independent accountants in connection with any annual, interim or special audit,

                             (iii)  any reports, notices or proxy statements
generally distributed by any Borrower to its stockholders on a date no later than the date supplied to such stockholders,

                             (iv)   regular or periodic reports, including Forms
10-K, 10-Q and 8-K, registration statements and prospectuses, filed by any Borrower with the Securities and Exchange Commission,

                             (v)    a copy of any order in any proceeding to
which any Borrower or any of its respective Subsidiaries is a party issued by any Official Body which relates to the Collateral, involves a claim or series of claims in excess of $1,000,000 or which if adversely determined would constitute a Material Adverse Change, and

                             (vi)   such other reports and information as any of
the Banks may from time to time reasonably request. The Borrowers shall also notify the Banks promptly upon acquiring knowledge of the enactment or adoption of any Law which could reasonably be expected to result in a Material Adverse Change.

                    7.3.11   Notices Regarding Plans and Benefit Arrangements.
                             ------------------------------------------------

               The Borrowers shall:

                             (a) Concurrently with such filing, provide a copy
of each annual report which is filed with respect to each Plan with the Secretary of Labor or the PBGC; and

                             (b) Promptly, upon their becoming available,
provide copies of: (i) all non-routine correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan;
(ii) copies of all reports received by any Borrower from its actuary with respect to any Plan; (iii) copies of any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to any Borrower with respect to the intent of the PBGC to institute involuntary termination proceedings; and (iv) copies of all non-routine correspondence with the plan sponsor with respect to any Multiemployer Plan or Multiple Employer Plan.

                             8.  DEFAULT
                                 -------

          8.1  Events of Default.
               -----------------

          An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                    8.1.1    Payments Under Loan Documents.
                             -----------------------------

               Any Borrower shall fail to pay (i) any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing when due or
(ii) any interest on any Loan, Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

                    8.1.2    Breach of Warranty.
                             ------------------

               Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                    8.1.3    Breach of Negative Covenants or Visitation Rights.
                             -------------------------------------------------

               Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 7.1.6 [Visitation Rights] or
Section 7.2 [Negative Covenants] except Sections 7.2.11, 7.2.16 and 7.2.17;

                    8.1.4    Breach of Other Covenants.
                             -------------------------

               Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document (other than as provided in Sections 8.1.1, 8.1.2 or 8.1.3 hereof) and such default shall continue unremedied for a period of ten (10) Business Days after any Authorized Officer of any Loan Party acquires knowledge of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties);

                    8.1.5    Defaults in Other Agreements or Indebtedness.
                             --------------------------------------------

               A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $1,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                    8.1.6    Final Judgments or Orders.
                             -------------------------

               Any final judgments or orders for the payment of money in excess of $1,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of forty-five (45) calendar days from the date of entry;

                    8.1.7    Loan Document Unenforceable.
                             ---------------------------

               Any of the Loan Documents, any Guaranty or any Guaranty Joinder shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                    8.1.8    Uninsured Losses; Proceedings Against Assets.
                             --------------------------------------------

               There shall occur any material uninsured damage to or loss, theft or destruction of any of the Collateral in excess of $1,000,000 or the Collateral or any other of the Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within forty-five (45) calendar days thereafter;

                    8.1.9    Notice of Lien or Assessment.
                             ----------------------------

               A notice of Lien or assessment in excess of $1,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid or discharged within forty-five (45) calendar days after the same becomes payable;

                    8.1.10   Events Relating to Plans and Benefit Arrangements.
                             -------------------------------------------------

               Any of the following occurs: (a) the termination of any Plan or the institution by the PBGC of proceedings for the involuntary termination of any Plan, in either case, with a vested unfunded liability in excess of $500,000; or (b) failure by any Borrower to fund, in accordance with the applicable provisions of ERISA, each of the Plans hereafter established or assumed by it, provided that such failure to fund shall not constitute an Event of Default hereunder unless such failure shall continue for five (5) days after the date on which such funding was required; or (c) the withdrawal by any Loan Party from any Multiemployer Plan or Multiple Employer Plan giving rise to a withdrawal liability in excess of $500,000).

                    8.1.11   Cessation of Business.
                             ---------------------

               Any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 7.2.6 [Liquidations, Mergers, Etc.] or 7.2.7 [Disposition of Assets or Subsidiaries], or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within forty-five (45) calendar days after the entry thereof;

                    8.1.12   Change of Control.
                             -----------------

               Any Person (other than existing shareholders of any Loan Party who would be considered an Affiliate, the parent of any such shareholders or any wholly-owned Subsidiary of any of them) shall acquire more than thirty percent (30%) of the issued and outstanding capital stock of Internet Capital Group, Inc.

                    8.1.13   Breach of Subordination Terms.
                             -----------------------------

               Any agreement to subordinate the right of payment in respect of the Subordinated Debt to the Indebtedness arising out of or under the Loan Documents, at any time and for any reason, ceases to be in full force and effect or is declared to be null and void; or any holder of such Subordinated Debt repudiates or disavows such subordination or denies that it has further liability or obligation under such subordination agreement or gives notice to such effect.

                    8.1.14   Bankruptcy, Insolvency or Reorganization
                             ----------------------------------------
                             Proceedings.
                             -----------

               (a) Any Loan Party or any Subsidiary of a Loan Party shall make an assignment for the benefit of creditors, file a petition for an Insolvency Proceeding in favor of such Loan Party or such Subsidiary of such Loan Party, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, which remains undismissed for a period of sixty (60) calendar days or more; or any order for relief shall be entered in any such proceeding; or any Loan Party by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceedings or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) calendar days or more; or

               (b) Any Loan Party or any Subsidiary of a Loan Party shall generally not pay its debts as such debts become due; or

               (c) Any Loan Party or any Subsidiary of a Loan Party shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within sixty (60) calendar days from the date thereof.

                    8.1.15   Investment Company Status.
                             -------------------------

               Any Loan Party or any Subsidiary of any Loan Party shall be registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" (as such terms are defined in the Investment Company Act of 1940).

          8.2  Consequences of Event of Default.
               --------------------------------

                    8.2.1    Events of Default Other Than Bankruptcy, Insolvency
                             ---------------------------------------------------
                             or Reorganization Proceedings.
                             -----------------------------

               If an Event of Default specified under Sections 8.1.1 through
8.1.13 or Section 8.1.15 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Administrative Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrowers hereby pledge to the Agent and the Banks, and grant to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrowers; and

                    8.2.2    Bankruptcy, Insolvency or Reorganization
                             ----------------------------------------
                             Proceedings.
                             -----------

               If an Event of Default specified under Section 8.1.14 [Bankruptcy, etc.] shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                    8.2.3    Set-off.
                             -------

               If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 9.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of any Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, any Borrower or any such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Borrower or any such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of any Borrower or any such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent; and

                    8.2.4    Suits, Actions, Proceedings.
                             ---------------------------

               If an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 8.2, the Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

                    8.2.5    Application of Proceeds.
                             -----------------------

               From and after the date on which the Agent has taken any action pursuant to this Section 8.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Agent, shall be applied as follows:

                             (i)    first, to reimburse the Agent and the Banks
for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                             (ii)   second, to the repayment of all Indebtedness
then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or the Guaranty Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

                             (iii)  the balance, if any, as required by Law.

                    8.2.6    Other Rights and Remedies.
                             -------------------------

               In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent and the Banks shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

          8.3  Notice of Sale.
               --------------

          (i) Any notice required to be given by the Agent of a sale, lease, or other disposition of any Public Company Restricted Securities or any Public Company Unrestricted Securities or any other intended action by the Agent relating thereto, if given ten (10) calendar days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Loan Parties.

          (ii) Any notice required to be given by the Agent of a sale, lease or other disposition of any Private Company Restricted Securities or any other intended action by the Agent relating thereto, if given ten (10) Business Days prior to such proposed action, shall constitute commercially reasonable action and fair notice thereof to the Loan Parties.

                                9.   THE AGENT
                                     ---------

          9.1  Appointment.
               -----------

          Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

          9.2  Delegation of Duties.
               --------------------

          The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of
              --------
its duties as Agent) and, subject to Sections 9.5 [Reimbursement of Agent by Borrowers, Etc.] and 9.6 [Exculpatory Provisions; Limitations of Liability], shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

          9.3  Nature of Duties; Independent Credit Investigation.
               --------------------------------------------------

          The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

          9.4  Actions in Discretion of Agent; Instructions From the Banks.
               -----------------------------------------------------------

          The Agent agrees, upon the written request of the Required
Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, provided that the Agent
                                                        --------
shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section 9.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 9.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

          9.5  Reimbursement and Indemnification of Agent by the Borrowers.
               -----------------------------------------------------------

          The Borrowers unconditionally agree to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), appraisers and environmental consultants, incurred by the Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and
(b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that the Borrowers shall not be liable for any
                         --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Administrative Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in a loss to the Borrowers), or if the same results from a compromise or settlement agreement entered into without the consent of the Administrative Borrower, which shall not be unreasonably withheld. In addition, upon the happening of an Event of Default and during the continuance thereof, the Borrowers agree to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged to perform audits of the Loan Parties' books, records and business properties.

          9.6  Exculpatory Provisions; Limitation of Liability.
               -----------------------------------------------

          Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Agent or any of their respective Subsidiaries against the Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with an credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

          9.7  Reimbursement and Indemnification of Agent by Banks.
               ---------------------------------------------------

          Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrowers to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records and business properties.

          9.8  Reliance by Agent.
               -----------------

          The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          9.9  Notice of Default.
               -----------------

          The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Administrative Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

          9.10 Notices.
               -------

          The Agent shall promptly send to each Bank a copy of all notices received from any Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Administrative Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

          9.11 Banks in Their Individual Capacities; Agent in its Individual
               -------------------------------------------------------------
Capacity.
--------

          With respect to its Revolving Credit Commitment, the Revolving Credit Loans made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Bank" and "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder, in each case without notice to or consent of the other Banks. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

          9.12 Holders of Notes.
               ----------------

          The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          9.13 Equalization of Banks.
               ---------------------

          The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 3.4.3 [Agent's and Bank's Rights], 4.4.2 [Replacement of a Bank] or 4.5 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

          9.14 Successor Agent.
               ---------------

          The Agent may resign as Agent by giving not less than thirty (30) days' prior written notice to the Administrative Borrower. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Administrative Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Administrative Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Administrative Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 9 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

          9.15 Agent's Fee.
               -----------

          The Borrowers shall pay to the Agent a nonrefundable fee (the "Agent's Fee") under the terms of a letter (the "Agent's Letter") between the Borrowers and Agent, as amended from time to time.

          9.16 Availability of Funds.
               ---------------------

          The Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Bank on or before the later of (x) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or (y) two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to any Borrower (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Administrative Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to any Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three
(3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

          9.17 Calculations.
               ------------

          In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrowers and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

          9.18 Beneficiaries.
               -------------

          Except as expressly provided herein, the provisions of this Section 9 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

                               10. MISCELLANEOUS
                                   -------------
          10.1 Modifications, Amendments or Waivers.
               ------------------------------------

          With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Administrative Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder and any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

                    10.1.1    Increase of Commitment; Extension of Expiration
                              -----------------------------------------------
Date.
----

               Increase the amount of the Revolving Credit Commitment, the Revolving Credit Commitment of any Bank hereunder or extend the Expiration Date;

                    10.1.2    Extension of Payment; Reduction of Principal,
                              --------------------------------------------
Interest or Fees; Modification of Terms of Payment.
--------------------------------------------------

               Whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan or any mandatory Commitment reduction in connection with such a mandatory prepayment hereunder except for mandatory reductions of the Commitments on the Expiration Date), the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any

Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Bank;

                    10.1.3    Release of Collateral or Guarantor.
                              ----------------------------------

               Except for sales of assets permitted by Section 7.2.7 [Disposition of Assets or Subsidiaries], release (i) any Collateral consisting of capital stock or other ownership interests of any Loan Party or its Subsidiary or substantially all of the assets of any Loan Party, any Guarantor from its Obligations under the Guaranty Agreement or any other security for any of the Loan Parties' Obligations or (ii) any of the Pledged Collateral except upon sale thereof by the Borrowers to the extent permitted by and subject to the terms of the Pledge Agreement; or

                    10.1.4    Miscellaneous
                              -------------

               Amend Section 4.2 [Pro Rata Treatment of Banks], 9.6 [Exculpatory Provisions, Etc.] or 9.13 [Equalization of Banks] or this Section 10.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder;

provided, further, that no agreement, waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

          10.2 No Implied Waivers; Cumulative Remedies; Writing Required.
               ---------------------------------------------------------

          No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

          10.3 Reimbursement and Indemnification of Banks by the Borrower;
               ----------------------------------------------------------
Taxes.
-----

          The Borrowers, jointly and severally, agree unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's Obligations are set forth in Section 9.5 [Reimbursement of Agent By Borrower, Etc.]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the development, preparation and execution of this Agreement and the other Loan Documents and any other documents prepared in connection herewith and therewith, and the consummation of the transactions contemplated hereby and thereby, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrowers shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Administrative Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in a loss to the Borrowers), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Administrative Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrowers hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrowers agree unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

          10.4 Holidays.
               --------

          Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 3.2

[Interest Periods] with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

          10.5 Funding by Branch, Subsidiary or Affiliate.
               ------------------------------------------

                    10.5.1    Notional Funding.
                              ----------------

               Each Bank shall have the right from time to time, without notice to any Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from any Borrower to such other office), and as a result of such change, no Borrower would be under any greater financial obligation pursuant to Section 4.5 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

                    10.5.2    Actual Funding.
                              --------------

               Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section
10.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrowers hereunder or require the Borrowers to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 4.5 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

          10.6 ICG as Agent for Loan Parties.
               -----------------------------

               Each Loan Party hereby irrevocably appoints ICG as the borrowing agent and attorney-in-fact for the Loan Parties (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Loan Parties that such appointment has been revoked and that another Loan Party has been appointed Administrative Borrower. Each Loan Party hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Agent with all notices with respect to Loans obtained for the benefit of any Loan Party and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. Each Loan Party hereby irrevocably appoints and authorizes the Administrative Borrower to provide the Agent with all notices and to take all action as the Administrative Borrower deems appropriate with respect to all Letters of Credit under this Agreement. It is understood that the handling of the loan account and Collateral of the Loan Parties in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Loan Parties in order to utilize the collective borrowing powers of the Loan Parties in the most efficient and economical manner and at their request, and that neither the Agent nor any Bank shall incur liability to the Loan Parties as a result hereof. Each of the Loan Parties expects to derive benefit, directly or indirectly, from the handling of the loan account and the Collateral in a combined fashion since the successful operation of each Loan Party is dependent on the continued successful performance of the integrated group. To induce the Agent and the Banks to do so, and in consideration thereof, each of the Loan Parties hereby jointly and severally agrees to indemnify the Agent and the Banks and hold the Agent and the Banks harmless against any and all liability, expense, loss or claim of damage or injury, made against the Agent or such Banks by any of the Loan Parties or by any third party whosoever, arising from or incurred by reason of (a) the handling of the loan account and Collateral of the Loan Parties as herein provided, (b) the Agent and the Banks relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Agent or any Bank hereunder or under the other Loan Documents.

          10.7 Notices.
               -------

          All notices, requests, demands, directions, reports and other communications (as used in this Section 10.7, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on Schedule 1.1(B)
                                                                ---------------
hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective,
                            --------
telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Agent shall not be
                          --------
effective until received. Any Bank giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of the receipt by it of any such notice.

          10.8  Severability.
                ------------

          The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          10.9  Governing Law.
                -------------

          Each Letter of Credit and Section 2.8 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          10.10 Prior Understanding.
                -------------------

          This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

          10.11 Duration; Survival.
                ------------------

          All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 7.1 [Affirmative Covenants], 0 [Negative Covenants] and 7.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as any Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of any Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 4 [Payments] and Sections 9.5 [Reimbursement of Agent by Borrowers, Etc.], 9.7 [Reimbursement of Agent by Banks, Etc.] and 10.3 [Reimbursement of Banks by Borrowers; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

          10.12  Successors and Assigns.
                 ----------------------

                              (i)  This Agreement shall be binding upon and
shall inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Administrative Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld, provided that (1) no consent of any Borrower shall be required (A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank, and (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $2,500,000 or the amount of the assigning Bank's Commitment. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrowers shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1 [Increase of Commitment, Etc.], 10.1.2 [Extension of Payment, Etc.], or 10.1.3 [Release of Collateral or Guarantor]), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

                              (ii) Any assignee or participant which is not
incorporated under the Laws of the United States of America or a state thereof shall deliver to the Administrative Borrower and the Agent the form of certificate described in Section 10.18 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 10.13 [Confidentiality].

                             (iii)  Notwithstanding any other provision in this
Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of any Borrower or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

          10.13  Confidentiality.
                 ----------------

                    10.13.1  General.
                             --------

               The Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information any Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality,
(ii) to assignees and participants as contemplated by Section 10.12, and prospective assignees and participants, (iii) to the extent requested by any bank regulatory authority or, with notice to the Administrative Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Administrative Borrower shall have consented to such disclosure.

                    10.13.2  Sharing Information With Affiliates of the Banks.
                             -------------------------------------------------

               Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to any Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 10.13.1 as if it were a Bank hereunder. Such authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

          10.14  Counterparts.
                 -------------

          This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

          10.15  Agent's or Bank's Consent.
                 --------------------------

          Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

          10.16  Exceptions.
                 -----------

          The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

          10.17  CONSENT TO FORUM; WAIVER OF JURY TRIAL.
                 ---------------------------------------

          EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF CHESTER COUNTY PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.7 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

          10.18  Tax Withholding Clause.
                 -----------------------

          Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to the Borrower and the Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Administrative Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Administrative Borrower or the Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions. The Borrowers shall not be required to increase any amounts payable pursuant to
Section 4.5 hereof to any Bank that is not organized under the laws of the United States of America or a state thereof if such Bank fails to comply with requirements of this Section 10.18.

          10.19  Joinder of Guarantors.
                 ----------------------

          Any Subsidiary of any Borrower which is required to join this Agreement as a Guarantor pursuant to Section 7.2.9 [Subsidiaries, Partnerships and Joint Ventures] shall execute and deliver to the Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant
                                                     -----------------
to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) documents in the forms described in Section 6.1 [First Loans] modified as appropriate to relate to such Subsidiary; and (iii) documents necessary to grant and perfect Prior Security Interests to the Agent for the benefit of the Banks in all Collateral held by such Subsidiary. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Agent within fifteen (15) days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

          10.20  Joint and Several Obligations of Borrowers; Additional Waivers.
                 ---------------------------------------------------------------

          The Obligations and additional liabilities of the Borrowers under this Agreement are joint and several obligations of the Borrowers, and each Borrower hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Obligations that its liability hereunder is limited and not joint and several. Each Borrower acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Banks to make the Loans, and that the Agent and the Banks are relying on each specific waiver and all such waivers in entering into this Agreement. The undertakings of each Borrower hereunder secure the obligations of itself and the other Borrowers. Each Borrower further agrees that:

          (a) the Agent and the Banks may do any of the following without notice to any Borrower and without adversely affecting the validity or enforceability of this Agreement or any of the Obligations: (i) release, surrender, exchange, compromise or settle the Obligations or any part thereof with respect to any other Borrowers; (ii) change, renew or waive the terms of the Obligations, or any part thereof with respect to any other Borrowers; (iii) change, renew or waive the terms of any of the Loan Documents or any other agreements relating to the Obligations with respect to any other Borrowers; (iv) grant any extension or indulgence with respect to the payment or performance of the Obligations or any part thereof with respect to the other Borrowers; (v) enter into any agreement of forbearance with respect to the Obligations or any part thereof with respect to the other Borrowers; and (vi) release, surrender, exchange, impair or compromise any security of the other Borrowers held by the Agent or the Banks for any of the Obligations. Each Borrower agrees that the Agent and any Bank may do any of the above as the Agent or any Bank deems necessary or advisable, in the Agent's or such Bank's sole discretion, without giving notice to the other Borrowers, and that the other Borrowers will remain liable for full payment and performance of the Obligations.

          (b) Each Borrower waives and agrees not to enforce any of the rights of the Agent or any Bank against any other Borrower or any Guarantor or any other obligor of any of the Obligations or any Collateral securing the same unless and until all Obligations shall have been indefeasibly paid in full and the Borrowers' right to borrow hereunder have terminated, including but not limited to any right of such Borrower to be subrogated in whole or in part to any right or claim of Agent or any Bank with respect to any of the Obligations or any portion thereof. Each Borrower hereby irrevocably agrees that following the occurrence and during the continuance of any Event of Default which has not been waived by the Agent or the Banks, each Borrower shall not enforce any rights of contribution from the other Borrowers on account of such Borrower's payment of the obligations unless and until all Obligations shall have been indefeasibly paid in full and the Borrowers' rights to borrower hereunder have terminated. Each of the Borrowers hereby waives any defenses based on suretyship or impairment of the collateral or the like.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:                                      BORROWER:

                                             INTERNET CAPITAL GROUP, INC.



By: /s/ Scott Welkis                         By: /s/ John N. Nickolas
   ------------------------------               ------------------------------

   Name:                                        Name: John N. Nickolas
        -------------------------                    -------------------------
   Title:                                       Title: Managing Director and
         ------------------------                     ------------------------
                                                        Assistant Treasurer
         ------------------------                     ------------------------


ATTEST:                                      INTERNET CAPITAL GROUP
                                             OPERATIONS, INC.



By: /s/ Scott Welkis                         By: /s/ John N. Nickolas
   ------------------------------               ------------------------------

   Name:                                        Name: John N. Nickolas
        -------------------------                    -------------------------
   Title:                                       Title: Managing Director and
         ------------------------                     ------------------------
                                                        Assistant Treasurer
         ------------------------                     ------------------------

                                             PNC BANK, NATIONAL ASSOCIATION,
                                             individually and as Agent


                                             By: /s/ Gregory M. Cote
                                                ------------------------------
                                             Title: Vice President
                                                   ---------------------------


                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION


                                             By: /s/ Douglas C. Watson
                                                ------------------------------
                                             Title: Vice President
                                                   ---------------------------


                                             COMERICA BANK - CALIFORNIA


                                             By: /s/ Alan Jepsen
                                                ------------------------------
                                             Title: Vice President and
                                                   ---------------------------
                                                     Assistant Manager
                                                   ---------------------------


                                             IMPERIAL BANK


                                             By: /s/ Judith Erwin
                                                ------------------------------
                                             Title: Senior Vice President
                                                   ---------------------------


                                             PROGRESS BANK


                                             By: /s/ Liz Lambert
                                                ------------------------------
                                             Title: Vice President
                                                   ---------------------------

                               SCHEDULE 1.1(A-1)
                     PRIVATE COMPANY RESTRICTED SECURITIES

          (i)      Benchmarking Partners

          (ii)     Bid Com, Inc.

          (iii)    Blackboard, Inc.

          (iv)     Breakaway Solutions, Inc.

          (v)      ClearCommerce Corporation

          (vi)     Collabria, Inc.

          (vii)    Commerx, Inc.

          (viii)   The ComputerJobs Store

          (ix)     Context Integration

          (x)      Deja News, Inc.

          (xi)     E-Chemicals

          (xii)    Entegrity Solutions Corporation

          (xiii)   Internet Commerce Systems, Inc.

          (xiv)    Vivant! (f/k/a Illuminate Corporation)

          (xv)     Linkshare Corporation

          (xvi)    MegaDepot, Inc.

          (xvii)   MessageQuest, Inc.

          (xviii)  PlanSponsor.com, Inc.

          (xix)    PrivaSeek, Inc.

          (xx)     RapidAutoNet Corporation

          (xxi)    SageMaker, Inc.

          (xxii)   ServiceSoft Technologies, Inc.

          (xxiii)  Sky Alland Marketing, Inc.

          (xxiv)   Syncra Software, Inc.

          (xxv)    Universal Access, Inc.

                               SCHEDULE 1.1(A-2)
                     PUBLIC COMPANY RESTRICTED SECURITIES

          (i)      VerticalNet, Inc.

                               SCHEDULE 1.1(A-3)
                   PUBLIC COMPANY UNRESTRICTED SUBSIDIARIES

                                     None

                                SCHEDULE 1.1(B)

                COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                  Page 1 of 2

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS
----------------------------------------------------------------


                                               AMOUNT OF
                                             COMMITMENT FOR
                                               REVOLVING
                    BANK                     CREDIT LOANS      RATABLE SHARE
                    ----                     ------------      -------------
Name:        PNC Bank, N.A.
Address:     One PNC Plaza - 22nd Floor
             249 Fifth Avenue
             Pittsburgh, PA  15222-2707
Attention:   Ms. Arlene Ohler
Telephone:   (412)762-3627                    $17,500,000         35.0000%
Telecopy:    (412) 762-8672

With a copy to:
Name:        VentureBank @ PNC
Address:     1000 Westlakes Drive
             Suite 200
             Berwyn, Pennsylvania  19312
Attention:   Mr. Gregory M. Cote
Telephone:   (610)725-5775
Telecopy:    (610) 725-5799

BANKS

Name:        Bank of America National Trust
             and Savings Association
Address:     c/o Nationsbanc Montgomery
             Securities                       $10,000,000         20.0000%
             530 Lytton Avenue, 2nd Floor
             Palo Alto, CA 94301
Attention:   Mr. Doug Watson
Telephone:   (650) 853-4688
Telecopy:    (650) 853-4476

With a copy to:

Name:        Bank of America National
             Trust and Savings Association
Address:     GPO #5693
             1850 Gateway Blvd., 3rd Floor
             Concord, CA  94520
Attention:   Louise Hosey
Telephone:   (925) 675-8242
Telecopy:    (925) 675-7531

Name:        Comerica Bank - California
Address:     55 Almeden Blvd.
             San Jose, CA 95113
Attention:   Mr. Alan Jepsen
Telephone:   (408) 556-5877
Telecopy:    (408) 556-5889                   $10,000,000         20.0000%

With a copy to:

Name:        Gary Cary Ware Freidenrich
Address:     400 Hamilton
             Palo Alto, CA  94301
Attention:   Mr. Craig Tighe
Telephone:   (650) 833-2362
Telecopy:    (650) 327-3699

Name:        Imperial Bank
Address:     2420 Sand Hill Road
             Suite 102
             Menlo Park, CA 94025
Attention:   Ms. Judith Erwin
Telephone:   (650) 233-3082                   $ 7,500,000         15.0000%
Telecopy:    (650) 233-3075

With a copy to:

Name:        Imperial Bank
Address:     9920 South Lacienega Blvd.
             Suite 636
             Englewood, CA  90301

Attention:   General Counsel
Telephone:   (310) 417-5929
Telecopy:    (310) 417-5695

Name:        Progress Bank
Address:     4 Sentry Parkway
             Suite 200
             Blue Bell, PA 19422
Attention:   Ms. Liz A. Lambert
Telephone:   (610) 941-2202                   $ 5,000,000         10.0000%
Telecopy:    (610) 941-4827

                                SCHEDULE 1.1(B)

                COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                  Page 1 of 2



PART 2 - ADDRESSES FOR NOTICES TO BORROWER AND GUARANTORS:


BORROWERS:

Name:             Internet Capital Group, Inc.
Address:          800 The Safeguard Building
                  435 Devon Park Drive
                  Wayne, Pennsylvania  19087
Attention:        Mr. John N. Nickolas
Telephone:        (610) 989-0111
Telecopy:         (610) 989-0112


With a copy to:   Henry N. Nassau, Esq.
                  Donna E. Ostroff, Esq.
                  Dechert Price & Rhoads
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, Pennsylvania 19103-2793
Telephone:        (215) 994-4000
Telecopy:         (215) 994-2222



Name:             Internet Capital Group Operations, Inc.
Address:          800 The Safeguard Building
                  435 Devon Park Drive
                  Wayne, Pennsylvania  19087
Attention:        Mr. John N. Nickolas
Telephone:        (610) 989-0111
Telecopy:         (610) 989-0112

With a copy to:   Henry N. Nassau, Esq.
                  Donna E. Ostroff, Esq.
                  Dechert Price & Rhoads
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, Pennsylvania 19103-2793
Telephone:        (215) 994-4000
Telecopy:         (215) 994-2222

                                Exhibit 1.1(D)
                                --------------

                            TERMS OF SUBORDINATION

     The principal of and interest on the Subordinated Debt, including, without limitation, the Subordinated Notes, together with any and all fees and expenses and all other amounts payable thereunder, including, without limitation, post-petition interest (the "Subordinated Indebtedness"), shall be subordinate and junior to payment in full in cash or cash equivalents of the obligations of the Borrowers to the Banks under the Credit Agreement and the other Loan Documents (the "Obligations") and the instruments creating the Subordinated Indebtedness shall include the terms and conditions set forth herein and no other terms inconsistent therewith. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement, dated as of April 30, 1999 (the "Credit Agreement"), by and among Internet Capital Group, Inc., Internet Capital Group Operations, Inc., the Banks (as defined in the Credit Agreement) and PNC Bank, National Association, in its capacity as agent for the Banks under the Credit Agreement.

     Until all Obligations shall have been paid in full and Commitments under the Credit Agreement are irrevocably terminated under the Loan Documents and notwithstanding anything in the Subordinated Loan Documents to the contrary:

     (i) Neither Borrower shall be permitted to, directly or indirectly, make any payment on account of, or transfer any collateral for any part of, the Subordinated Indebtedness;

     (ii) Subordinated Lender shall not be permitted to demand, sue for, or accept from any Borrower or any other Person any such payment or collateral, to take any other action to enforce or collect upon any such payment or to enforce its rights in respect of or accelerate the Indebtedness, nor cancel, set off or otherwise discharge any part of the Indebtedness; and

     (iii) Neither any of the Borrowers nor Subordinated Lender shall be permitted to otherwise take any action prejudicial to or inconsistent with the Banks' priority position over Subordinated Lender created by these subordination provisions.

     Any instrument evidencing any Subordinated Indebtedness shall bear a legend providing that payment of the Subordinated Indebtedness has been subordinated to prior payment of the Obligations in the manner and to the extent set forth in the body of such instrument incorporating therein the provisions of this Exhibit
                                                                         -------
1.1(D).
------

     Subordinated Lender will not be permitted to commence or join with any other creditor or creditors of any Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against any Borrower except at the request of the Agent. At any general meeting of creditors of any Borrower or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of any Borrower or the proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of any Borrower or its business, receivership, insolvency or bankruptcy proceeding, as assignment for the benefit of creditors or proceeding by or against any Borrower for extension or otherwise, if all the Obligations have not been paid in full at the time, the Banks will be irrevocably authorized at any such meeting or in any such proceeding:

     (i) To enforce claims comprising the Subordinated Indebtedness in the name of Subordinated Lender by proof of debt, proof of claim, suit or otherwise;

     (ii) To collect any assets of any Borrower distributed, divided or applied by way of dividend or payment, or such securities issued, on account of the Subordinated Indebtedness and apply the same, or the proceeds of any realization upon the same that the Banks in their discretion elect to effect, to the Obligations until the Obligations shall have been paid in full;

     (iii) To vote claims comprising the Subordinated Indebtedness to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition or extension; and

     (iv) To take generally any action in connection with any such meeting or proceeding which Subordinated Lender might otherwise take.

     Subject to and from and after the indefeasible payment in full in cash or cash equivalents of the Obligations, Subordinated Lender shall be subrogated to the rights of the Banks to receive payments or distributions of cash, property or securities of any Borrower applicable to the Obligations. It being understood that the provisions set forth in this Exhibit 1.1(D) to be included in the
                                      --------------
instruments creating the Subordinated Indebtedness are intended solely for the purpose of defining the relative rights of Subordinated Lender and the Banks. None of such provisions is intended to or shall impair, as between any Borrower, its creditors other than the Banks and Subordinated Lender the obligation of any Borrower to pay the principal of and premium, if any, and the interest and other amounts on any other debt of any Borrower as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of Subordinated Lender and any other creditors of any Borrower.

     Should any payment on account of or any collateral for any part of the Subordinated Indebtedness be received by Subordinated Lender in violation of these provisions, such payment or collateral shall be required to be delivered forthwith to the Banks by the recipient for application to the Obligations, in the form received. The Banks will be irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be required to be held by the recipient in trust for the Banks and shall not be permitted to be commingled with other funds or property of the recipient.

     The Banks will be authorized to demand specific performance of these provisions, whether or not any Borrower shall have complied with the provisions of this Exhibit 1.1(D) applicable to it, at any time when Subordinated Lender shall have failed to comply with any provision of this Exhibit 1.1(D) applicable
                                                       --------------
to it, as such provisions are set forth in the instrument creating the Subordinated Indebtedness. Subordinated Lender will be required to irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance in any action brought therefor by the Banks. Subordinated Creditor will be required to waive presentment, notice and protest in connection with all negotiable instruments evidencing the Obligations, notice of the acceptance of the instrument creating the Obligations incurred, extension granted or other action taken in reliance on these provisions, and all demands and notices of every kind in connection with the Loan Documents, the Obligations or time of payment of the Obligations; to assent to any renewal, extension or postponement of the time of payment of the Obligations or any other indulgence with respect thereto, to any increase in the amount of the Obligations, to any addition, substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon; and to assent to the provisions of any instrument, security or other writing evidencing the Obligations.

     The portion of the instrument creating the Subordinated Indebtedness which relates to or includes the provisions specified by this Exhibit 1.1(D) shall not
                                                        --------------
be permitted to be amended without the consent of the Banks.

     The Borrower and Subordinated Lender shall be required to execute and deliver to the Banks such further instruments and take such further action as the Banks may at any time or times reasonably request in order to carry out the provisions and intent of this Exhibit 1.1(D) as incorporated into the
                              --------------
instruments creating the Subordinated Indebtedness.

     Notwithstanding anything to the contrary in this Exhibit 1.1(D), in the
                                                      --------------
event that any Subordinated Loan Documents grant or create conversion rights in favor of holders of Subordinated Indebtedness, holders of such Subordinated Indebtedness shall be entitled to convert all or a portion of such Subordinated Indebtedness into equity securities of any Borrower or other Person as provided in such Subordinated Loan Documents.

                                SCHEDULE 1.1(P)

                                PERMITTED LIENS


None.

                                  SCHEDULE 2.4

     Set forth below are the Revolving Credit Closing Fees for each Bank


     BANK                             CLOSING FEE
     ----                             -----------

     PNC Bank, N.A.                     $78,750

     Bank of America                    $25,000

     Comerica Bank                      $25,000

     Imperial Bank                      $18,750

     Progress Bank                      $12,500

                                SCHEDULE 5.1.1

                 JURISDICTIONS WHERE QUALIFIED TO DO BUSINESS

Internet Capital Group, Inc.:

     Delaware

Internet Capital Group Operations, Inc.:

     California
     Delaware
     Massachusetts
     Pennsylvania

                                SCHEDULE 5.1.2

                                CAPITALIZATION
                            (as of April 30, 1999)

                                        Stock            Options and            Options and
Stock                Authorized      Outstanding     Warrants Authorized      Warrants Granted
-----------------  ---------------  --------------  ----------------------  --------------------
Common Stock,
$.001 per share      130,000,000     82,005,555          10,000,000              9,734,395

Total number of shares outstanding including options granted = 91,739,617 shares of Common Stock./1/


______________________
/1/ Does not include Common Stock Warrants issued to the Banks.

                                SCHEDULE 5.1.3

                                 SUBSIDIARIES

Internet Capital Group Operations, Inc.
---------------------------------------

     1,000 shares of common stock authorized, par value $0.01 per share

     100 shares of common stock issued and outstanding

     Shareholder                        Shares Held
     -----------                        -----------
     Internet Capital Group, Inc.         100

                                SCHEDULE 5.1.8

                           OWNED AND LEASED PROPERTY


  Owned Property:

        None.

  Leased Property:

        800 The Safeguard Building
        435 Devon Park Drive
        Wayne, Pennsylvania 19087

        44 Montgomery Street, Suite 3705
        San Francisco, California 94104

        10 Post Office Square
        Boston, Massachusetts 02109

                                SCHEDULE 5.1.13

                            CONSENTS AND APPROVALS

Internet Capital Group, Inc. requires consents from each of the following in order to pledge its securities:

 1.  Benchmarking Partners, Inc.
 2.  BidCom, Inc.
 3.  Blackboard, Inc.
 4.  Breakaway Solutions, Inc.
 5.  ClearCommerce Corporation(f/k/a Outreach Communications Corporation)
 6.  Collabria, Inc.
 7.  Commerx, Inc.
 8.  The Computer Jobs Store, Inc.
 9.  Context Integration, Inc.
10.  Deja News, Inc.
11.  E-Chemicals, Inc.
12.  Entegrity Solutions Corp.
13.  Vivant! (f/k/a Illuminate Corporation)
14.  Internet Commerce Systems, Inc.
15.  LinkShare Corporation
16.  Mega Depot.com, Inc.
17.  MessageQuest, Inc.
18.  PlanSponsor.com, Inc.
19.  Priva Seek, Inc.
20.  RapidAutoNet Corporation
21.  Syncra Software, Inc.
22.  Service Soft Technologies, Inc.
23.  Sagemaker, Inc. (f/k/a E-Volve)

24.  Sky Alland Marketing, Inc.
25.  Universal Access, Inc.
26.  VerticalNet, Inc.

                                SCHEDULE 5.1.15

                            PATENTS AND TRADEMARKS

A federal trademark application for the mark "Internet Capital Group" was filed on March 18, 1997 (serial no. 75/259,155) and is presently pending.

                                SCHEDULE 5.1.18

                              INSURANCE POLICIES

Term Life Insurance Policy for Douglas A. Alexander, naming Internet Capital Group, Inc. as beneficiary, dated November 20, 1998, in the amount of $1,000,000 for 15 years from The Equitable of Colorado, Inc.

Term Life Insurance Policy for Walter W. Buckley, naming Internet Capital Group, Inc. as beneficiary, dated September 20, 1998, in the amount of $1,000,000 for 15 years from The Equitable of Colorado, Inc.

Term Life Insurance Policy for Robert A. Pollan, naming Internet Capital Group, Inc. as beneficiary, dated September 20, 1998, in the amount of $1,000,000 for 15 years from The Equitable of Colorado, Inc.

Application for Term Life Insurance Policy for David A. Gathman, naming Internet Capital Group, Inc. as beneficiary, in the amount of $1,000,000 for 15 years from The Equitable of Colorado, Inc. has been submitted.

Application for Term Life Insurance Policy for Victor Hwang, naming Internet Capital Group, Inc. as beneficiary, in the amount of $1,000,000 for 15 years from The Equitable of Colorado, Inc. has been submitted.

Application for Term Life Insurance Policy for Richard Bunker, naming Internet Capital Group, Inc. as beneficiary, in the amount of $1,000,000 for 15 years from The Equitable of Colorado, Inc. has been submitted.

Application for Term Life Insurance Policy for Kenneth A. Fox, naming Internet Capital Group, Inc. as beneficiary, in the amount of $1,000,000 for 15 years from The Equitable of Colorado, Inc. has been submitted.

Directors, Officers and Private Company Liability Insurance Policy from National Union Fire Insurance Company of Pittsburgh, for the period October 28, 1998 through October 28, 1999.

Commercial General Liability and Automobile Insurance Policy No. TE06400618 from St. Paul Fire and Marine Insurance Company, for the period February 1, 1999 through February 1, 2000.

Excess Liability Insurance Policy No. XLB9152564 from TIG Insurance Company for the period February 1, 1999 through February 1, 2000.

Worker's Compensation and Employers' Liability Insurance Policy No. WVA6401133 from St. Paul Fire and Marine Insurance Company, for the period February 1, 1999 through February 1, 2000.

Worker's Compensation and Employers' Liability Insurance Policy No. WVA6400845 from St. Paul Fire and Marine Insurance Company, for the period February 1, 1999 through February 1, 2000.

Personal Property All Risk Insurance Policy No. 06020511 from Arkwright Mutual Insurance Company for the period January 1, 1998 to January 1, 2001.

                                SCHEDULE 5.1.20

                              MATERIAL CONTRACTS


BIDCOM, INC.

Series B Preferred Stock Purchase Agreement dated March 26, 1999 by and among BidCom, Inc. and the Investors named therein.

Amended and Restated Investors' Rights Agreement dated March 26, 1999 by and among BidCom, Inc. and the Investors named therein.

Amended and Restated Co-Sale Agreement dated March 26, 1999 by and among Daryl Magana, Salvador Chavez and Habo Chen and the Purchasers named therein.

Amended and Restated Voting Agreement dated March 26, 1999 by and among BidCom, Inc., the Investors named therein and the Founders named therein.

BENCHMAKING PARTNERS, INC.

Preferred Stock Purchase Agreement dated December 27, 1996 among Benchmaking Partners, Theodore B. Rybeck, Technology Leaders III L.P. and Internet Capital Group, L.L.C.

Voting, Stock Restriction and Co-Sale Agreement dated December 30, 1996 among Benchmaking Partners, Inc., Technology Leaders III, L.P., Internet Capital Group, L.L.C. and Theodore Rybeck.

BLACKBOARD, INC.

Series B Convertible Preferred Stock Purchase Agreement between Blackboard, Inc. and the Purchasers named therein.

Registration Rights Agreement dated September 30, 1998 by and among Blackboard, Inc., the Purchasers named in the Series B Convertible Preferred Stock Purchase Agreement of even date therewith and each of the Founders and holders of Series A Convertible Preferred Stock identified therein.

Stock Registration Agreement dated September 30, 1998 by and among Blackboard, Inc., Michael Petit and the Purchasers named therein.

Voting Agreement dated September 30, 1998 by and among Blackboard, Inc., Matthew Pittinsky, Daniel Cane and Michael Chasen, the Series A Holders named therein, the Common Holders named therein and the Purchasers named therein.

Stockholders Agreement dated September 30,1998 by and among Blackboard, Inc., the Stockholders named therein and the Investors named therein.

BREAKAWAY SOLUTIONS, INC.

Investor Rights Agreement dated December 23, 1998 by and between Breakaway Solutions, Inc. and Internet Capital Group, L.L.C.

Series A Preferred Stock Purchase Agreement dated December 23, 1998 by and between Breakaway Solutions, Inc. and Internet Capital Group, L.L.C.

Stockholder Agreement dated December 23, 1998 by and among Breakaway Solutions, Inc., Internet Capital Group, L.L.C. and Frank Seldorff.

CLEARCOMMERCE CORPORATION

Investors' Rights Agreement dated September 15, 1997 by and among Outreach Communications Corporation, the Investors named therein and the Founders named therein.

Series A Preferred Stock Purchase Agreement dated September 15, 1997 by and among Outreach Communications Corporation and the Investors named therein.

Right of First Refusal and Co-Sale Agreement dated September 15, 1997 by and among Outreach Communications Corporation, the Founders named therein and the Purchasers named therein.

Series B Preferred Stock Purchase Agreement dated January 8, 1999 by and among Clear Commerce Corporation and the Investors named therein.

Amended and Restated Investors' Rights Agreement dated January 8, 1999 by and among Clear Commerce Corporation, the Consenting Holder named therein, the Series B Purchasers named therein and the Founders named therein.

Amended and Restated Right of First Refusal and Co-Sale Agreement dated January 8, 1999 by and among Clear Commerce Corporation, the Founders named therein, the Consenting Holders named therein and the Series B Purchasers named therein.

COLLABRIA, INC.

Series A Preferred Stock Purchase Agreement dated February 25, 1999 by and among Collabria, Inc., the Founders named therein and the Investors named therein.

Investor Rights Agreement dated as of February 25, 1999 by and among Collabria, Inc. and the Investors named therein.

Stockholders' Agreement dated February 25, 1999 by and among Collabria, Inc., the Investors named therein and the Stockholders named therein.

Letter Agreement dated February 16, 1999 by and between Collabria and ICG Capital Group, Inc.

COMMERX, INC.

Series A Preferred Stock Purchase Agreement dated December 28, 1998 by and between Commerx, Inc. and the Investors named therein.

Investor Rights Agreement dated December 28, 1998 by and among Commerx, Inc. and the Investors named therein.

Stockholder Agreement dated December 28, 1998 by and among Commerx, Inc., Efthinios Stojka, Nicholas Stojka, Constantine Stojka and John Steven Stojka, the Transferees named therein and Internet Capital Group, L.L.C.

THE COMPUTERJOBS STORE, INC.

Series A Preferred Stock and Warrant Purchase Agreement dated November 25, 1998 by and among The ComputerJobs Store, Inc. and the Purchasers named therein.

Registration Rights Agreement dated November 25, 1998 by and among the Computer Jobs Store, Inc., the Founders named therein and the Investors named therein.

Voting Agreement dated November 25, 1998 by and among The Computer Jobs Store, Inc., the Key Holders named therein and the Investors named therein.

Right of First Refusal and Co-Sale Agreement dated November 25, 1998 by and among The Computer Jobs Store, Inc., the Investors named therein and the Founders named therein.

CONTEXT INTEGRATION

Series A Preferred Stock Purchase Agreement dated March 14, 1997 by and among Context Integration Inc., the Purchasers named therein, Michael E. Dunn and the Founders name therein.

Rights Agreement dated March 14, 1997 by and among Context Integration, Inc., the Purchasers named therein and the Common Holders name therein.

Co-Sale Agreement dated March 14, 1997 by and among Michael E. Dunn, the Founders named therein, Context Integration, Inc. and the Purchasers named therein.

Amended and Restated Stockholders Agreement dated March 31, 1997 among Context Integration, Inc. and the Stockholders named therein.

Series B Preferred Stock Purchase Agreement dated July 22, 1998 by and among Context Integration, Inc., the Purchasers named therein and the Founders named therein.

Amended and Restated Rights Agreement dated July 22, 1998 by and among Context Integration, Inc. and the Investors named therein.

Amended and Restated Co-Sale Agreement dated July 22, 1998 by and among Michael
E. Dunn, the Founders named therein and the Purchasers named therein.

Voting Agreement dated July 22, 1998 by and among Context Integration, Inc. and the Investors named therein.

DEJA NEWS, INC.

Series B Convertible Non-Voting Preferred Stock Purchase Agreement dated November 14, 1997 by and among Deja News, Inc. and the Purchasers named therein.

Investors Rights Agreement dated November 14, 1997 by and among Deja News, Inc. and the Investors named therein.

Amended and Restated Shareholders and Voting Agreement dated November 14, 1997 among Deja News, Inc. and the Shareholders named therein.

Series C Convertible Non-Voting Preferred Stock Purchase Agreement dated July 14, 1998 by and among Deja News, Inc. and the Purchasers named therein.

Second Amended and Restated Shareholders and Voting Agreement dated July 14, 1998 by and among Deja News, Inc. and the Investors named therein.

Amended and Restated Investors Rights Agreement dated July 14, 1998, by and among Deja News, Inc., the Investors named therein, Open Test Corporation and the Other Holders named therein.

E-CHEMICALS, INC.

Note Purchase Agreement dated July 2, 1998 by and among E-Chemicals, Inc. and the Purchasers named therein.

Convertible Subordinated Note dated July 2, 1998 by E-Chemicals in favor of Internet Capital Group, L.L.C.

Investors' Rights Agreement dated July 2, 1998 by and among E-Chemicals, Inc. and the Investors named therein.

Voting Agreement dated July 2, 1998 by and among E-Chemicals, Inc. and the Investors named therein.

Right of First Refusal and Co-Sale Agreement dated July 2, 1998 by and among E-Chemicals, Inc., the Investors named therein and the Founders named therein.

ENTEGRITY SOLUTIONS CORPORATION

Series A Preferred Stock Purchase Agreement dated July 15, 1996 by and among Entegrity Solutions Corporation, Inc. and the Investors named therein.

Investors' Rights Agreement dated July 15, 1996 by and among Entegrity Solutions Corporation and the Investors named therein.

Right of First Refusal and Co-Sale Agreement dated July 15, 1996 by and among Entegrity Solutions Corporation, the Investors named therein and the Shareholders named therein.

Series B Preferred Stock Purchase Agreement dated October 21, 1997 by and among Entegrity Solutions Corporation and the Investors named therein.

Amended and Restated Investors' Rights Agreement dated October 21, 1997 by and among Entegrity Solutions Corporation and the Investors named therein.

Second Rights of First Refusal and Co-Sale Agreement dated October 21, 1997 by and among Entegrity Solutions Corporation, the Investors named therein and the Shareholders named therein.

Voting Agreement dated October 21, 1997 by and among Entegrity Solutions Corporation and the Investors named therein.

Amended and Restated Voting Agreement dated January 30, 1998 by and among Entegrity Solutions Corporation and the Investors named therein.

Series C Preferred Stock and Warrant Purchase Agreement dated March 29, 1999 by and among Entegrity Solutions Corporation and the Investors named therein.

Amended and Restated Investors Rights Agreement dated March 29, 1999 by and among Entegrity Solutions Corporation and the Investors named therein.

Second Amended and Restated Voting Agreement dated March 29, 1999 by and among Entegrity Solutions Corporation and the Investors named therein.

VIVANT! (f/k/a Illuminate Corporation)

Series A Preferred Stock Purchase Agreement dated August 7, 1998 among Illuminate Corporation and the Purchasers named therein.

Investor Rights Agreement dated August 7, 1998 among Illuminate Corporation, the Investors named therein and the Founder named therein.

Co-Sale Agreement dated August 7, 1998 among the Founders named therein, Illuminate Corporation and the Investors named therein.

Voting Agreement dated August 7, 1998 among the Founders named therein, Illuminate Corporation and the Investors named therein.

INTERNET COMMERCE SYSTEMS, INC.

Series A Preferred Stock Purchase Agreement dated January 5, 1999 by and between Internet Commerce Systems, Inc. and the Investors named therein.

Investor Rights Agreement dated January 5, 1999 by and among Internet Commerce Systems, Inc. and the Investors named therein.

Stockholders Agreement dated January 5, 1999 by and among Internet Commerce Systems, Inc. the Investors named therein and the Founders named therein.

LINKSHARE CORPORATION

Series A Preferred Stock Purchase Agreement, dated as of July 16, 1998, by and among Link Share Corporation and the Purchasers named therein.

Investor Rights Agreement, dated as of July 16, 1998, by and among Linkshare Corporation, Stephen Messer, Heidi Messer and Jianhao Meng (the "Initial Founders") and the Purchasers of the Company's Series A Preferred Stock (the "Initial Investors").

First Refusal and Co-Sale Agreement, dated as of July 16, 1998, by and among, Linkshare Corporation, certain holders of the Company's Series A Preferred Stock, Stephen Messer, Heidi Messer and Jianhao Meng.

MEGADEPOT.COM, INC.

Series A Preferred Stock Purchase Agreement, dated as of February 25, 1999, by and between, MegaDepot.com, Inc., and the Purchasers named therein.

Investor's Rights Agreement, dated as of February 25, 1999, by and among MegaDepot.com, Inc. and the Investors and the holders of common stocks.

Right of First Refusal and Co-Sale Agreement, dated as of February 25, 1999, by and among holders of common stock ("Founders"), MegaDepot.com, Inc. and the holders of Series A Preferred Stock ("Investors").

Voting Rights Agreement, dated as February 25, 199, by and among MegaDepot.com, Inc., holders of the Company's Common Stock, and the holders of Series A Preferred Stock.

MESSAGE QUEST, INC.

7% Convertible Subordinated Debenture Second Purchase Agreement, dated as of October 9, 1998, between Message Quest, Inc., SCP Private Equity Partners, L.P. and Internet Capital Group, LLC.

Amended and Restated Participation Agreement, dated as of October 9, 1998, between SCP Private Equity Partners, L.P., Internet Capital Group, LLC and F. Scott Blackburn.

$1,700,000 7% Convertible Subordinated Debenture due 2003, dated September 9, 1998.

$800,000 7% Convertible Subordinated Debenture due 2003, dated October 9, 1998

PLAN SPONSOR.COM, INC.

Series A Preferred Stock Purchase Agreement, dated as of March 17, 1999, by and among Plan Sponsor.com, Inc., Colin Wahl ("Founder") and Internet Capital Group, Inc. ("Investor").

Investor Rights Agreement, dated as of March 17, 1999, by and among PlanSponsor.com, Internet Capital Group, Inc., WPL Laboratories, Inc., and Colin Wahl.

Stockholder Agreement, dated March 17, 1999, by an among PlanSponsor.com, Inc., Colin Wahl, Internet Capital Group, Inc., WPL Laboratories, Inc. and such other persons as many become stockholders of the Company pursuant to a Transfer.

PRIVASEEK, INC.

Investment Agreement, dated as of December 24, 1998, by and among PrivaSeek, Inc., and the Purchasers named therein and Excite, Inc.

Amendment No. 1 to Investment Agreement, and Investor's Rights Agreement, and Stockholders Agreement and Voting Agreement, effective as of December 24, 1998, by and among PrivaSeek, Inc., each Investor originally part of Investment Agreement and Comcast Interactive Investments, Inc. (as "Purchaser").

Stockholders Agreement, dated as of December 24, 1998, by and among PrivaSeek, Inc., the Investors named therein, and Lawrence J. Lozon (the "Manager").

Investors Rights Agreement, dated as of December 24, 1998, by and among PrivaSeek, Inc., Lawrence J. Lozon, and the Investors named therein.

Voting Agreement, dated as of December 24, 1998, by and among PrivaSeek, Inc., the Investors named therein and Lawrence J. Lozon.

Note Secured by Stock Pledge Agreement, dated as of December 28, 1998, made by ICG in favor of PrivaSeek, Inc. in the principal amount of $1,713,364.06. (An Affiliate of Comcast Corp. purchased approximately 25% of ICG's investment in PrivaSeek and assumed 25% of the obligations under the Note).

RAPIDAUTONET CORPORATION

Series A Preferred Stock Purchase Agreement, dated as of November 19, 1998, by and among RapidAutoNet, and the Investors listed on Schedule A thereto.

Investors' Rights Agreement, dated as of November 14, 1998, by and among RapidAutoNet Corporation, and the Investors listed on Schedule A thereto.

Voting Agreement, dated as of November 19, 1998, by and among RapidAutoNet Corporation, the holders of Series A Preferred Stock listed on the Schedule of Investors thereto and holders of Common Stock listed on the Schedule of Founders thereto.

Right of First Refusal and Co-Sale Agreement, dated as of November 19, 1998, by and among RapidAutoNet Corporation, Red Georgia and Shane Gorman (the "Founders") and the holders of Series A Preferred Stock of the Company.

SYNCRA SOFTWARE, INC.

Stock Purchase Agreement dated June 5, 1998 by and between Internet Capital Group, L.L.C. and Benchmaking Partners, Inc.

Note dated June 5, 1998 from Internet Capital Group, L.L.C. for the Benefit of Benchmaking Partners, Inc.

Preferred Stock Purchase Agreement dated June 5, 1998 by and among Syncra Software, Inc. and Purchasers named therein.

Amended and Restated Stockholders Agreement dated June 5, 1998 by and among Syncra Software, Inc., Benchmaking Partners, Inc., Internet Capital Group, L.L.C. , TL Ventures III, L.P., TL Ventures III Offshore L.P., TL Ventures Interfund L.P., Christopher Greendale, RHL Ventures LLC and Jean C. Tempel, Yossi Sheffi and Christopher Sellers.

Series A Preferred Stock Purchase Agreement dated February 20, 1998 by and among CollabTech, Inc. and the Purchasers named therein.

Series B Preferred Stock Purchase Agreement dated March 31, 1999 by and among Syncra Software, Inc. and the Purchasers named therein.

Second Amended and Restated Stockholders' Agreement dated March 31, 1999 by and among Syncra Software, Inc., the Series A Holders named therein, the Warrant Holders named therein, the Series B Holders named therein and the Founders named therein.

SERVICE SOFT TECHNOLOGIES, INC.

Series G Convertible Preferred Stock Purchase Agreement dated February 12, 1998 by and among Service Corporation and the Purchasers named therein.

Restated Fourth Registration Rights Agreement dated February 12, 1998 by and among Service Soft Corporation and the Series Preferred Holders named therein.

Stockholders Agreement dated February 12, 1998 by and among Service Soft Corporation and the Investors named therein.

SAGEMAKER, INC. (f/k/a E-Volve Corporation)

Stock Purchase Agreement dated as of September 30, 1998 by and between Brendan Linehan ("Seller") and Buyers named therein.

Preferred Stock Purchase agreement dated as of March 25, 1998 between Sagemaker, Inc. and the Purchasers named therein.

Voting and Stock Restriction Agreement dated as of March 25, 1998 among E-Volve Corporation and stockholders named therein.

SKY ALLAND RESEARCH, INC.

Preferred Stock Purchase Agreement dated February 13, 1996 by and between Sky Alland Research, Inc. and the Purchasers named therein.

Stockholders Agreement dated February 13, 1996 by and among Sky Alland Research, Inc. and the Stockholders named therein.

Registration Rights Agreement dated February 13, 1996 by and among Sky Alland Research, Inc. and the Purchasers named therein and the Prior Investors named therein.

UNIVERSAL ACCESS, INC.

Series B Cumulative Convertible Preferred Stock Purchase Agreement dated as of February 5, 1999 by and among Universal Access, Inc. and the Purchasers named therein.

Certificate of Designation Preferences and Rights of Series B Cumulative Convertible Preferred Stock of Universal Access, Inc.

Registration and Informational Rights Agreement dated as of February 5, 1999, by and between the Company and the Holders named therein.

Shareholders Agreement dated as of February 5, 1999, by and among the Company and the Shareholders named therein.

VERTICALNET, INC.

Preferred Stock Purchase Agreement by and between Internet Capital Group, L.L.C. and Water Online, Inc. dated as of September 12, 1996.

Series B Preferred Stock Purchase Agreement by and between Internet Capital Group, L.L.C. and VerticalNet, Inc. dated as of July 18, 1997.

Investors' Rights Agreement among VerticalNet, Inc., Internet Capital Group, L.L.C. and certain other Investors, as defined therein, dated as of May 8, 1998.

Amended and Restated Stock Purchase Warrant by and between VerticalNet, Inc. and Internet Capital Group, L.L.C. dated May 12, 1998.

Second Amended and Restated Stock Purchase Warrant by and between VerticalNet, Inc. and Internet Capital Group, L.L.C. dated May 12, 1998.

Registration Rights Agreement by and among VerticalNet, Inc., Internet Capital Group, L.L.C. and certain other Investors, as defined therein, dated as of November 25, 1998.

                                SCHEDULE 5.1.22

                       EMPLOYEE BENEFIT PLAN DISCLOSURES

Membership Profit Interest Program: As of December 31, 1998, a total of
-----------------------------------
6,783,625 shares of common stock have been reserved for issuance under the Membership Profit Interest Program, of which 6,783,625 shares were outstanding, leaving 0 shares available for future grant. The board has the power, subject to the limitations contained in the Membership Profit Interest Program, to prescribe the terms and conditions of any award granted under the Membership Profit Interest Program, including the total number of shares awarded to each grantee and any applicable vesting schedule.

Internet Capital Group 1999 Equity Compensation Plan: On February 2, 1999,
-----------------------------------------------------
Internet Capital Group, L.L.C. merged with and into Internet Capital Group, Inc. and Internet Capital Group, L.L.C.'s 1998 Equity Compensation Plan and Director's Option Plan (collectively, the "1998 Plan") were terminated and the 1999 Equity Compensation Plan (the "1999 Plan") was adopted. The 1999 Plan combines the two components of the 1998 Plan into a single plan which is substantially the same as the 1998 Plan. The 1999 Plan provides that options outstanding under the 1998 Plan will be considered options issued under the 1999 Plan. As of December 31, 1998, a total of 10,470,000 shares of common stock have been reserved for issuance under the 1999 Plan. As of December 31, 1998, nonqualified options to purchase 6,569,000 were outstanding, leaving 3,701,000 shares available for future grant because no incentive stock options, restricted stock, SARs, performance awards, dividend equivalent rights or cash awards under the 1998 Plan or the 1999 Plan were outstanding. In March, 1999, the Compensation Committee of the Board of Directors (the "Committee") approved the grant of nonqualified stock options to purchase an additional 2,640,000 shares. The Committee has the power, subject to the limitations contained in the 1999 Plan, to prescribe the terms and conditions of any award granted under the 1999 Plan, including the total number of shares and SARs to be offered to each grantee. In the event of a Change in Control (as defined in the 1999 Plan), all of the options granted under the 1999 Plan will become immediately vested and exercisable, restrictions on restricted shares will lapse and payments with respect to other awards will be accelerated unless otherwise determined by the Committtee. Our board of directors may amend the 1999 Plan at any time, except that certain amendments require stockholder approval. The 1999 Plan will terminate on February 2, 2009, unless terminated earlier by our board of directors.

Internet Capital Group 401(k) Plan: The Internet Capital Group 401(k) Plan is a
-----------------------------------
defined contribution plan that is intended to qualify under Section 401(a) of the Code. All employees who are at least 21 years old and have been employed for one month are eligible to participate in the 401(k) Plan. An eligible employee of the Company may begin to participate in the 401(k) Plan on the first day of the month after satisfying the 401(k) Plan's eligibility requirements. A participating employee may make pre-tax contributions of a percentage (not less than 1% and not more than 20%) of his or her eligible compensation, subject to the limitations under the federal tax laws. Employee contributions and the investment earnings thereon are fully vested at all times. We do not make matching or profit-sharing contributions.

                                SCHEDULE 5.1.24

                             ENVIRONMENTAL MATTERS

None.

                                SCHEDULE 7.2.1

                            PERMITTED INDEBTEDNESS

Note Secured by Stock Pledge Agreement dated as of December 28, 1998 (the "Note"), made by Internet Capital Group, Inc. (successor in interest to Internet Capital Group, LCC) in favor in PrivaSeek, Inc., in the principal amount of $1,713,364.06. The Note was secured by a pledge of 691,244 shares of Series A Preferred Stock of PrivaSeek, Inc. purchased by ICG as of the closing date of the Investment Agreement dated as of December 24, 1998 by and among PrivaSeek, Inc. and the Purchasers named therein and Excite, Inc. As of the Closing Date of the Agreement, the principal amount outstanding under the Note was $856,682.03, of which ICG is obligated to pay $ 642,511.53, due and payable in accordance with the terms of the Note on June 27, 1999. The remainder of the principal amount outstanding on the note ($214,170.50) is payable by an affiliate of Comcast Corp.

SCHEDULE 7.2.3

                             PERMITTED GUARANTIES

Guaranty in favor of Silicon Valley Bank (East) in respect of E-Chemicals, Inc. $2.0 Million Revolving Credit Facility.

Note Purchase Agreement, dated July 2, 1998, among E-Chemicals, Inc. and Internet Capital Group, L.L.C.

                          BORROWING BASE CERTIFICATE
                          --------------------------
                        (Internet Capital Group, Inc.)
                   (Internet Capital Group Operations, Inc.)

                     _____________________, [1999] [2000]

PNC BANK, NATIONAL ASSOCIATION
 as Agent for the Banks Party to the
 Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA 15222-2707

Attention: Ms. Arlene Ohler


Ladies and Gentlemen:

     I refer to Section 7.3.4 of the Credit Agreement, dated as of April 30, 1999 (the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware
           ----------------
corporation ("ICG"), INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware
              ---
corporation ("ICG Operations"; ICG and ICG Operations being hereinafter referred
              --------------
to individually as a "Borrower" and collectively as the "Borrowers", the Banks and PNC BANK, NATIONAL ASSOCIATION, as Agent (the "Agent"), on behalf of the Banks. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. I, ____________________________, [CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER OR ASSISTANT TREASURER] of the Administrative Borrower, do hereby certify on behalf of each Borrower as of the last Business Day of the week ended _______________, [1999/2000] (the "Report Date"), that the components of the "Borrowing Base" are
                  -----------
as follows:

A.   BORROWING BASE

     1.   Private Company Advance (as determined in accordance
          with the definition of "Borrowing Base" in the Credit
          Agreement) - See Schedule A attached hereto [Included
          Securities] and Schedule D attached hereto [Excluded
          Securities]                                                $__________

     2.   Additional Private Company Advance, if any                 $__________

     3.   15% of the value (as determined in accordance with the
          definition of Borrowing Base) of Qualified Public Company
          Restricted Securities - See Schedule B attached hereto and
          Schedule D attached hereto [Excluded Securities]           $__________

     4.   25% of the value (as determined in accordance with
          the definition of Borrowing Base) of Qualified Public
          Company Unrestricted Securities - See Schedule C
          attached hereto  and Schedule D attached hereto [Excluded
          Securities]                                                $__________

     5.   Sum of Items A(1), A(2), A(3) and A(4)= "Borrowing         $__________

B.   OUTSTANDINGS

     1.   Principal Amount of Loans Outstanding                      $__________

     2.   Letters of Credit Outstanding                              $__________

     3.   Sum of Items B(1) and B(2) = "Facility Usage"              $__________

C.   COMPLIANCE

     1.   Excess of Item A(5) over Item B(3)                         $__________

     2.   If Item C(1) is less than zero ($0),
          amount of mandatory prepayment due                         $__________

D.   OTHER MATTERS

     The undersigned further certifies as follows:

     1. Each Borrower is in compliance with, and since the most recent prior Report Date has at all times complied with, the provisions of the Credit Agreement.

     2. No event has occurred and is continuing which constitutes an Event of Default or Potential Default.

     3. With respect to all financial statements delivered by or on behalf of any Borrower contemporaneously herewith, such statements are true and correct.

     4. Borrowers have received all consents necessary to pledge any Private Company Restricted Securities included in this Borrowing Base Certificate acquired by such Borrowers since the date of the last Borrowing Base Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this ___ day of _____________, [1999/2000].

                                   INTERNET CAPITAL GROUP, INC.

                                   By:________________________________
                                   Name:______________________________
                                   Title: [CHIEF EXECUTIVE OFFICER, PRESIDENT,
                                          CHIEF FINANCIAL OFFICER, TREASURER OR
                                          ASSISTANT TREASURER]

                                  SCHEDULE A
                                  ----------




                                                  COST BASIS DETERMINED
     NAME OF ISSUER OF PRIVATE                    IN ACCORDANCE WITH THE
     COMPANY RESTRICTED SECURITY                  BORROWING BASE DEFINITION
     ---------------------------                  -------------------------

     (i)     Benchmarking Partners

     (ii)    Bid Com, Inc.

     (iii)   Blackboard, Inc.

     (iv)    Breakaway Solutions, Inc.

     (v)     ClearCommerce Corporation

     (vi)    Collabria, Inc.

     (vii)   Commerx, Inc.

     (viii)  The ComputerJobs Store

     (xi)    Context Integration

     (x)     Deja News, Inc.

     (xi)    E-Chemicals, Inc.

     (xii)   Entegrity Solutions Corporation

     (xiii)  Vivant! (f/k/a Illuminate Corporation)

     (xiv)   Internet Commerce Systems, Inc.

     (xv)    Linkshare Corporation

     (xvi)   MegaDepot, Inc.

     (xvii)  MessageQuest, Inc.

     (xviii) PlanSponsor.com, Inc.

     (xix)   PrivaSeek, Inc.

     (xx)    RapidAutoNet Corporation

     (xxi)   SageMaker, Inc.

     (xxii)  ServiceSoft Technologies, Inc.

     (xxiii) Sky Alland Marketing, Inc.

     (xxiv)  Syncra Software, Inc.

     (xxv)   Universal Access, Inc.

                                  SCHEDULE B
                                  ----------


                                                  MARKET VALUE DETERMINED IN
     NAME OF ISSUER OF PUBLIC                     ACCORDANCE WITH THE BORROWING
     COMPANY RESTRICTED SECURITY                  BASE DEFINITION
     ---------------------------                  -----------------------------

                                                        $______________________

                                  SCHEDULE C
                                  ----------
                                                  MARKET VALUE DETERMINED IN
     NAME OF ISSUER OF PUBLIC                     ACCORDANCE  WITH THE BORROWING
     COMPANY UNRESTRICTED SECURITY                BASE DEFINITION
     -----------------------------                -----------------------------

                                                        $_____________________

                                  SCHEDULE D
                                  ----------

                                                  MARKET VALUE OR COST BASIS
                                                  DETERMINED IN ACCORDANCE WITH
     EXCLUDED PLEDGED SECURITIES                  THE BORROWING BASE DEFINITION
     ---------------------------                  -----------------------------

     Excite, Inc.                                     $_____________________

     Lycos, Inc.                                      $_____________________

     Applica Corporation                              $_____________________

     SMART Technologies, Inc.                         $_____________________

     U.S. Interactive, Inc.                           $_____________________

     Who? Vision Systems, Inc.                        $_____________________

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE BORROWER, TO THE EFFECT THAT THE PROPOSED SALE, ASSIGNMENT, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT. IN ADDITION, THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS UNDER THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY.

     PAYMENT UNDER THIS CONVERTIBLE NOTE IS SUBJECT TO THE PRIOR PAYMENT IN FULL OF THE BORROWER'S OBLIGATIONS UNDER THE CREDIT AGREEMENT AS MORE FULLY DESCRIBED IN THE SUBORDINATION PROVISIONS OF SECTION 5 HEREIN.

                CONVERTIBLE NOTE (Internet Capital Group, Inc.)

$______                                                       April   , 1999

     In consideration of the loan (hereinafter referred to as a "Loan") ______________, [an individual/corporation/partnership] (the "Lender"), has made to Internet Capital Group, Inc., a Delaware corporation (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at the Lender's office located at ____________________________________, or at such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States, and in immediately available funds, the principal sum of $_________.

     1.   Maturity Date.  The unpaid principal balance of this Convertible Note
          -------------
(this "Note") shall be paid on the earlier of (i) April, 2002 (the "Due Date"),
(ii) the closing of the next round of equity financing in the Borrower raising not less than $50,000,000 from private investors (the "Next Round Financing") and (iii) the effective date of the registration statement for an underwritten public offering of Borrower's Common Stock (as defined below)(the "IPO").

     2.   Interest.  The Borrower hereby further promises to pay to the order of
          --------
the Lender interest on the outstanding principal amount from April _____, 1999, at an annual rate equal to (i) the Applicable Federal Rate as of the date hereof (4.99%) for the period from the date hereof until April , 2000 (the "Initial Term") and (ii) the announced prime rate of PNC Bank, N.A. (the "Prime Rate") for the period following the Initial Term (the "Second Term"). The interest rate for the Second Term shall be changed when and as the Prime Rate changes. In addition, the

Borrower shall pay on demand interest on any overdue payment of principal and interest (to the extent legally enforceable) at the fluctuating Prime Rate plus three percent (3%).

     Interest shall be payable when the unpaid principal balance of the Note is paid. If this Note is converted as provided in Section 3 hereof, no interest will be paid.

     All payments made on this Note shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

     Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

     3.   Conversion.  (a) Subject to and in compliance with the provisions of
          ----------
this Section 3, if during the Initial Term the Borrower completes an IPO or Next Round Financing, the outstanding principal amount of this Note shall automatically convert into fully paid nonassessable shares of the Borrower's Common Stock, par value $.001 per share (the "Common Stock"), at the Conversion Price in effect on the date of conversion. Such conversion shall become effective immediately prior to (i) the effectiveness of the registration statement for the IPO or (ii) the closing of the Next Round Financing, as applicable.

          (b) Subject to and in compliance with the provisions of this Section 3, during the Second Term and prior to the payment of the outstanding principal amount of this Note, the Lender may convert the outstanding principal amount of this Note, in whole or in part, into fully paid nonassessable shares of the Common Stock at the Conversion Price in effect on the date of conversion. The Lender shall only be entitled to convert this Note into Common Stock one time, upon the earliest of the following events to occur.

               (i) If, prior to the Due Date, the Borrower files a registration statement for an IPO, the Borrower shall, within five business days of the initial filing of such registration statement, send written notice to the Lender of such filing (the "Filing Notice"). The Lender shall, within 30 days from the date of receipt of the Filing Notice (but in any event no later than the printing of the red herring prospectus for the IPO), determine whether or not it will convert the outstanding principal amount of this Note, in whole or in part, into Common Stock in accordance with this Section 3 and send written notice to the Borrower of such election. If, upon the expiration of such 30-day period, the Lender has not elected to convert this Note into Common Stock or has not notified the Borrower of its election, the Lender shall forfeit its right to convert this Note into Common Stock. If the Lender has elected to convert this
Note into Common Stock pursuant to this paragraph (b)(i), the conversion shall become effective immediately prior to the effectiveness of the registration statement for the IPO.

               (ii) If, prior to the Due Date, the Borrower has scheduled the closing of the Next Round Financing, then at least 20 days prior to the closing of the Next Round Financing the Borrower shall send written notice to the Lender of such closing (the "Closing Notice"). The Lender shall, within 20 days from the date of receipt of the Closing Notice, determine whether or not it will convert the outstanding principal amount of this Note, in whole or in part, into Common Stock in accordance with this Section 3 and send written notice to the Borrower of such election. If, upon the expiration of such 20-day period, the Lender has not elected to convert this Note into Common Stock or has not notified the Borrower of its election, the Lender shall forfeit its right to convert this Note into Common Stock. If the Lender has elected to convert this
Note into Common Stock pursuant to this paragraph (b)(ii), the conversion shall become effective immediately prior to the closing of the Next Round Financing.

     4. The "Conversion Price" at which Common Stock shall be issuable upon conversion of this Note shall equal either (i) the price per share of the Common Stock in the IPO or (ii) the price per share of Common Stock in the Next Round Financing.

     To exercise the conversion privilege or effect the automatic conversion, the Lender shall surrender this Note to the Borrower at its principal office. In the case of exercising the conversion privilege, the Lender shall surrender the Note together with a written conversion notice to the Borrower. This Note or portion thereof shall be deemed to have been converted immediately prior to the close of business on the date of receipt of such Note, even if the Borrower's stock transfer books are on that date closed, and the Lender, or the nominee or nominees of such Lender, shall be treated for all purposes as the record holder of the shares of Common Stock deliverable upon such conversion as of the close of business on such date. Promptly after receipt by the Borrower of this Note and written conversion notice, the Borrower shall issue and deliver, at its expense, to the Lender, or to the nominee or nominees of such Lender, a certificate or certificates for the number of shares of its Common Stock due on such conversion. In the case of a conversion of only a portion of the outstanding principal amount of this Note, the Borrower shall execute and deliver to the Holder (or its nominee or nominees), at the expense of the Borrower, a replacement note in a principal amount equal to the unconverted portion of such Note and dated and bearing interest from the date of such Note.

     No fractional shares of Common Stock shall be issued upon conversion of this Note. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of this Note, the Borrower shall pay a cash adjustment in respect of such fractional interest. The Lender, by its acceptance thereof, expressly waives any right to receive any fractional share upon conversion of the Note.

     5.   Subordination.  The Note is subordinated in right of payment, in the
          -------------
manner and to the extent set forth in the Credit Agreement, dated as of April ____, 1999 (as amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Internet Capital Group Operations, Inc., the Banks (as defined in the Credit Agreement), and PNC Bank, National Association, in its capacity as Agent for the Banks, to the prior payment in full of all Obligations (as defined in the Credit Agreement) of the Loan Parties (as defined in the Credit Agreement) whether outstanding on the date of the Credit Agreement or thereafter created, incurred, assumed or guaranteed. The terms of subordination evidenced by Exhbit 1.1(D) to the Credit Agreement and attached
                           -------------
hereto as Exhibit B are hereby incorporated herein by reference thereto. The
          ---------
Lender by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Agent, on his behalf, to take such action as may be necessary or appropriate to enforce the subordination provided for in the Credit Agreement and herein and appoints the Agent his attorney-in-fact for such purpose.

     6.   Events of Default.  An event of default hereunder shall consist of:
          -----------------

          (a) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable, and such default continues for a period of 15 days;

          (b) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money ("Indebtedness"), beyond any applicable notice and/or grace period (a "Cross-Default"), provided the
                                                           --------
aggregate principal amount of such Indebtedness to which such Cross-Default relates, together with any such other Indebtedness in which there is a Cross-Default, exceeds $1,000,000;

          (c) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within ninety (90) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property, or the Borrower's being adjudicated a bankrupt or insolvent.

     Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), and the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available at law or in equity.

     7.   Summary Proceedings.  Any action, suit or proceeding where the amount
          -------------------
in controversy as to at least one party, exclusive of interest and costs, exceeds $1,000,000 ("Summary Proceeding"), arising out of or relating to this Note, or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the

"Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (i) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court,
(iv) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of or otherwise related to this Note and waives any and all rights to any such jury trial or to seek punitive damages.

     In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $1,000,000 (a "Proceeding"), arising out of or relating to this Note or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

     If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Note and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Lender's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business matters and one of whom shall be an attorney. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

     Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but such remedies shall not be sought as a means to avoid or stay arbitration or a Summary Proceeding.

     8.   Waivers.  The Borrower hereby waives presentment, demand, protest and
          -------
notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

     9.   Registration Rights.  The shares of Common Stock issuable upon
          -------------------
conversion of this Note are subject to the registration rights set forth in Exhibit A attached hereto.
---------

     10.  Notices.  Notices required to be given hereunder shall be deemed
          -------
validly given (i) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by Federal Express Next Day Delivery or other guaranteed delivery service, (iii) when sent by confirmed facsimile transmission, or (iv) when delivered by hand:

     If to the Lender:             At the address of its office listed in
                                   the first paragraph of this Note

     If to the Borrower:           Internet Capital Group, Inc.
                                   800 The Safeguard Building
                                   435 Devon Park Drive
                                   Wayne, Pennsylvania 19087

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

     11.  Failure or Indulgence Not Waiver.  Any failure by the Lender to
          --------------------------------
exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

     12.  Governing Law.  The Note shall be governed by and interpreted in
          -------------
accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the Borrower, by its duly authorized officer intending to be legally bound hereby, has duly executed this Convertible Note as of the date first written above.

                                    INTERNET CAPITAL GROUP, INC.

                                    By:_________________________
                                    Name:
                                    Title:

                                   EXHIBIT A
                                   ---------

                              REGISTRATION RIGHTS
                              -------------------


          1.1  Piggyback Registration.
               ----------------------

               (a) If the Company at any time after the consummation of its initial public offering proposes for any reason, whether for its own account or the account of others, to register any of its securities under the Securities Act, other than pursuant to a Special Registration Statement (as hereinafter defined), it shall each such time promptly give written notice to the registered Holders of the Eligible Securities (as defined in Section 1.2(c)) of its intention to do so, and, upon the written request, given within twenty (20) days after receipt of any such notice, of a Holder to register any of its Eligible Securities, the Company shall (subject to Section 1.1(b) hereof) use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act promptly upon receipt of the written request of such Holders for such registration, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner contemplated by such registration statement. "Special Registration Statement" means a registration statement on Forms S-8 or S-4 or any successor form or other registration statement relating to shares of Common Stock issued in connection with an acquisition of an entity or business or other business combination, or shares of Common Stock issued in connection with stock option or other employee benefit plans.

               (b) In connection with any exercise by a Holder of its "piggyback" registration rights pursuant to this Section 1.1 in connection with any underwritten offering of securities of the Company, if the Company is advised in writing (with a copy to the Holders requesting registration) by the lead underwriter for the offering that, in such firm's opinion, a registration of Eligible Securities at that time would interfere with the orderly sale and distribution of the securities being sold by the Company for its own account, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Eligible Securities in such registration statement on a pro rata basis based on the total number of Eligible Securities held by each such Holder and, third, to any other shareholders requesting registration.

               (c) For purposes of this Exhibit A, the following terms shall have the following meanings: (i) "Common Stock" shall mean the shares of common stock of Internet Capital or any successor corporation; (ii) "Company" shall mean and include Internet Capital and any successor corporation; (iii) "Holders" shall mean each Strategic Partner, as such term is defined in the Securities Holders Agreement (the "SHA"), dated February 2, 1999 among Internet Capital and the investors named therein, for so long as (and to the extent that) it owns any Eligible Securities, each of their respective successors, assigns, and transferees who become registered owners of Eligible Securities, and the holders of Eligible Securities pursuant to the Convertible Note (the "Note") dated April , 1999 and the Common Stock Purchase Warrant (the "Warrant"), dated April
_____, 1999  to which this Exhibit A is attached; and (iv) "Internet
                           ---------

Capital" shall mean Internet Capital Group, Inc., a Delaware corporation.


          1.2  Demand Registration.
               -------------------

               (a) Any Strategic Partner may, at any time after consummation of the Company's initial public offering of equity securities, request in writing that the Company cause a registration statement to be filed under the Securities Act (on any Form then available to the Company) with respect to such of its Eligible Securities as it shall specify in such request, provided that (i) the gross proceeds from such offering will be or are reasonably expected to be not less than $5 million and (ii) such Strategic Partner includes at least 25% of its Eligible Securities in its request. The Company shall promptly give written notice of such request to the other Holders of Eligible Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner specified by such Holders in their notices and pursuant to this Section.

               (b) The Company shall not be required to file and cause to become effective more than two (2) registration statements at the demand of any Strategic Partner made under this Section 1.2.

               (c) The term "Eligible Securities" shall mean, on any date, (i) all shares of Common Stock or other securities of the Company issued by way of a stock split, stock dividend, recapitalization, merger or consolidation, (ii) plus all shares of Common Stock or other securities of the Company issued in respect of the Note and Warrant, (iii) but exclusive of any securities described in clauses (i) or (ii) which have been (A) sold in a public offering registered under Securities Act or (B) subsequently sold pursuant to Rule 144 under the Securities Act.

               (d) If the Holders of the Eligible Securities making such demand propose to sell their Eligible Securities in a firm commitment underwriting and the managing underwriter advises such Holders that not all Eligible Securities of such Holders can be included in such offering, then the requisite number of Eligible Securities shall be excluded from registration on a basis pro rata among the Holders of the Eligible Securities requesting such registration on the basis of the number of Eligible Securities held by each of them. If by virtue of this Section 1.2(d), more than 50% of the Eligible Securities which a Strategic Partner has demanded be registered are excluded from the registration statements then such Strategic Partner shall not be deemed to have exercised a demand registration right under this Section 1.2.

               (e) Provided the Company has honored its obligations under
Section 1.1, no demand registration right granted in this Section may be exercised by any Strategic Partner during any period of time beginning on the date the Company (i) files a registration statement with the Securities and Exchange Commission registering any of its securities for sale to the public or (ii) files a registration statement upon the demand of any other Strategic Partner pursuant to this Section 1.2, and ending on the earlier to occur of (A) 90 days after the date on which such registration statement is declared effective by the Securities and Exchange Commission or otherwise becomes effective, and (B) the 180th day after the date of such filing.

               (f) The demand registration rights granted in this Section 1.2 shall expire, if not exercised prior thereto, on the date on which more than 90% of the Eligible Securities (as of the date of this Agreement) shall have been publicly sold by the Holders thereof in a public offering registered under the Securities Act of 1933 or pursuant to Rule 144 thereunder.

          1.3  Form S-3 Registrations.  In addition to the rights provided the
               ----------------------
Holders of registrable securities in Sections 1.1 and 1.2 above, if the registration of Eligible Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more Holders of Eligible Securities, the Company will so notify each Holder of Eligible Securities, including each Holder who has a right to acquire Eligible Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Eligible Securities as the Holder or Holders shall specify pursuant to this Section 1.3, provided that the Company shall have no obligation to file a registration statement under this Section 1.3 unless the gross proceeds from the offering will be or are reasonably expected to be not less than $500,000.

          1.4  Registration Procedures.  If and whenever the Company is under an
               -----------------------
obligation pursuant to the provisions of this Exhibit A to use its best efforts to effect the registration of any Eligible Securities the Company shall, as expeditiously as practicable:

               (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become effective;

               (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act until the earlier of such time as all securities covered thereby have been sold or one hundred and eighty (180) days after such registration statement becomes effective, as such period may be extended pursuant to Section 1.5, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement for such period;

               (c) furnish to each selling stockholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Eligible Securities;

               (d) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or if there is no managing underwriter, the Holders of at least 25% of the Eligible Securities, shall request, (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

               (e) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 1.4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (f) furnish on the date that such Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and at the request of any Holder or Holders of Eligible Securities requesting registration pursuant to this Exhibit A, to the Holder or Holders making such request, stating that such registration statement has become effective under the Securities Act and that (1) no stop order suspending the effectiveness thereof has been issued and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (4) the description in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and all contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as the underwriters, if any, and any such Holder or Holders requesting such opinion may reasonably request; and (ii) in the case of an underwritten offering, a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters and the Company's Board of Directors in the customary form.

          1.5  Delay in Registration.  Notwithstanding anything contained in
               ---------------------
this Agreement to the contrary, the Company reserves the right to delay any such registration pursuant to this Exhibit A for a period of not more than one hundred and twenty (120) days, or to withhold efforts to cause such registration statement to become effective for a period of not more than one hundred twenty
(120) days, if the Board of Directors of the Company determines in good faith that such registration might (A) interfere with or affect the negotiation or completion of any material transaction that is being contemplated by the Company, or (B) involve initial or continuing disclosure obligations materially adverse to the best interests of the Company's shareholders. If, after a registration statement becomes effective, the Company advises the Holders of the registrable securities covered by such registration statement that the Company considers it appropriate for the registration statement to be amended, the Holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The time periods referred to this Exhibit A shall be extended for an additional number of business days during which the rights to sell shares was suspended.

          1.6  Information to be Furnished by Holders of Eligible Securities.
               -------------------------------------------------------------
Each prospective seller of Eligible Securities, registered or to be registered under any registration statement shall furnish to the Company such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.

          1.7  Expenses of Registration.
               ------------------------

               (a) All expenses incurred by the Company in complying with this Exhibit A (other than the underwriting discounts and commissions), including, without limitation: (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.);
(ii) the fees and expenses of complying with securities and blue sky laws; (iii) expense allowances of the underwriters; (iv) printing expenses; (v) fees and disbursements of Company counsel and of one counsel for the participating Holders together, which counsel is reasonably acceptable to the Holders; and
(vi) the fees and expenses of the independent public accountants (including the expense of any special audits in connection with any such registration), are hereinafter called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities covered by any such registration, are herein called "Selling Expenses."

               (b) The Company shall pay all Registration Expenses in connection with all piggyback registrations under Section 1.1 and all demand registrations under Section 1.2 plus up to one (1) S-3 registration per year pursuant to
Section 1.3. All Selling Expenses in connection with each registration pursuant to this Exhibit A and any legal fees and expenses of additional special counsel for the sellers shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration, or in such other proportions as they may agree upon.

          1.8  Indemnification.
               ---------------

               (a) The Company shall indemnify and hold harmless each Holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to this Exhibit A against any loss, claims, damages or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in a registration statement including Eligible Securities owned by such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder to a particular Holder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such Holder or by its representative or by any underwriter on behalf of such Holder or if the untrue statement or omission is corrected in a supplement or amendment to the prospectus provided by the Company to such Holder in a timely fashion in accordance with this Exhibit A which was not used by such Holder.

               (b) Each Holder of Eligible Securities joining in any registration statement of the Company pursuant to this Exhibit A shall indemnify and hold harmless the Company, its executive officers, directors, and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to Exhibit A against any losses, claims, damages, or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Holder or by its representative or by any underwriter on behalf of such Holder for such purpose, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action provided, however, that the total amount payable by a Holder under this Section
--------  -------
1.8(b) shall not exceed the net proceeds received by such Holder in such registered offering.

               (c) Promptly after receipt by an indemnified party under this
Section 1.8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 1.8.

               (d) If the indemnification provided for in this Section 1.8 is unavailable to or insufficient to hold harmless an amount in excess of the proceeds received by such Holder in the offering.

          1.9  Underwriting Agreement.  If Eligible Securities are sold pursuant
               ----------------------
to a registration statement in an underwritten offering pursuant to this Exhibit A, the Company and the Holders participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed by such issuer or seller, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriter(s) of such offering.

          1.10 "Market Stand-Off" Agreement.  Each Holder hereby agrees that it
               ----------------------------
shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Eligible Securities for up to that period of time following the effective date of a registration statement of the Company filed under the Securities Act as is requested by the managing underwriters of such offering, not to exceed one hundred and eighty (180) days.

          1.11 Subsequent Registration Rights.  The Company shall not grant any
               ------------------------------
registration rights to any other person that are more favorable to such person than the registration rights granted to the Holders hereunder without the prior written consent of the Holders of at least a majority of the Eligible Securities.

          1.12  Assignment.  The registration rights granted hereunder may be
                ----------
assigned by a Holder to any person who acquires such Holder's Eligible Securities in accordance with the SHA and the Amended and Restated Certificate of Incorporation and Bylaws of the Company..

                               PLEDGE AGREEMENT


     PLEDGE AGREEMENT, made as of this 30th day of April, 1999, between INTERNET CAPITAL GROUP, INC. ("ICG" or the "Pledgor"), a Delaware corporation with an office at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087 and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks referred to below (in such capacity, "Pledgee").

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, the Pledgor has entered into a Credit Agreement, dated as of April 30, 1999 (said Credit Agreement, as the same may from time to time be amended or supplemented, is referred to as the "Credit Agreement"), with the Pledgee and the Banks referred to therein, the terms of which are incorporated herein by reference, pursuant to which the Banks have agreed, on the terms set forth in the Credit Agreement, to make certain loans and extend credit to the Pledgor;

     WHEREAS, in order to secure the due payment and performance of all of the Obligations (as defined in the Credit Agreement), the Pledgor has agreed to grant to the Pledgee a first lien on and security interest in, and pledge with the Pledgee, the Pledged Securities, as hereinafter defined;

     WHEREAS, all terms used in this Agreement which are not defined herein, but are defined in the Credit Agreement, shall have the respective meanings ascribed to them therein; and

     WHEREAS, it is a condition precedent to the obligations of the Pledgee and the Banks under the Credit Agreement that the Pledgor shall execute and deliver this Pledge Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the Pledgor hereby agrees with the Pledgee as follows:

     1. (a) The term "Pledged Securities" as used herein shall mean and include:

               (i) Any and all shares of capital stock, options, warrants and other securities now, heretofore or at any time hereafter issued by any present and future Investment Entities (including but not limited to the corporations set forth on Exhibit A hereto, the securities of which are more specifically set
             ---------
forth on Annex A to the Letter Agreement which is incorporated herein and made a part hereof) in which the Pledgor now or hereafter has any interest (the "Securities"); and

               (ii) Any Securities or other rights issued by any issuer of the foregoing (whether or not certificated) as an addition to, in substitution of or in exchange for, or resulting from the conversion of any such shares or other securities, and, subject to the provisions of

Section 3 hereof, any and all proceeds, including without limitation, all cash dividends and stock dividends thereof, now or hereafter owned or acquired by the Pledgor.

          (b) Notwithstanding the foregoing, for so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, Excluded Pledged Securities (as defined hereinafter) shall not be deemed to be Pledged Securities for the purposes of this Agreement. "Excluded Pledged Securities" shall mean:

               (i) The 24,000 shares of common stock of Excite, Inc. pledged by ICG to Silicon Valley Bank in connection with ICG's guaranty of certain obligations of E-Chemicals, Inc., until such time as such pledge is no longer required under such guaranty; and the 22,374 shares of common stock Lycos, Inc. owned of record by ICG as of the date hereof; and

               (ii) Restricted Securities owned by the Pledgor issued by one or more Investment Entities provided that the class of such securities is not listed on a recognized national securities exchange, on the Nasdaq National Market or Nasdaq SmallCap Market or on the over-the-counter market; provided, however that the value of such Restricted Securities excluded from the definition of Pledged Securities hereunder shall not exceed Ten Million Dollars ($10,000,000) calculated on a cost basis in accordance with Section 2.9 of the Credit Agreement.

The Excluded Pledged Securities shall be set forth on Annex B to the Letter Agreement, as amended from time to time, which is incorporated herein and made a part hereof.

          (c) The Pledged Securities are sometimes collectively referred to herein as the "Collateral".

     2. (a) As collateral security for the due payment and performance of all Obligations, the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to Pledgee, and grants a security interest to Pledgee in, the Collateral.

          (b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option, warrant or other rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Securities or otherwise, the Pledgor shall accept any such instruments as the Pledgee's agent, shall hold them in trust for the Pledgee and shall deliver them forthwith to the Pledgee in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as "Pledged Securities" subject to the terms hereof, as further collateral security for the Obligations.

          (c) Any or all of the Pledged Securities held by the Pledgee hereunder may, at the option of the Pledgee, following an Event of Default under the Credit Agreement that is continuing, be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter, with notice, after the occurrence of any Event of Default defined or specified in the Credit Agreement exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Securities and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Securities as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any or all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

          (d) Subject to Section 3 hereof, all cash dividends payable with respect to any part of the Pledged Securities shall be paid to the Pledgee to be held by the Pledgee as additional collateral security hereunder until applied to the Obligations, whether or not the Pledgee shall have caused any of the Pledged Securities to be registered in its or its nominee's name, and any such cash dividends received by the Pledgors shall be held in trust for the Pledgee by the Pledgor and shall be promptly delivered to the Pledgee.

          (e) In the event of the occurrence of any Event of Default defined or specified in the Credit Agreement that is continuing, following requisite notice and after the expiration of any applicable cure period provided therein,

               (i) the Pledgee without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase the Pledged Securities for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser upon such sale or sales whether public or private to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released; and

               (ii) The Pledgor hereby authorizes the Pledgee and does hereby make, constitute and appoint the Pledgee and any officer or agent of the Pledgee, with full power of substitution, as the Pledgor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Pledgor, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into possession of the Pledgee; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of any or all of the

Collateral; and, generally, to do, at the Pledgee's option and at Pledgor's expense, at any time, or from time to time, all acts and things which Pledgee deems necessary to protect, preserve and realize upon the Collateral and the Pledgee's security interest therein in order to effect the intent of this Pledge Agreement and the Credit Agreement, all as fully and effectually as the Pledgor might or could do; and the Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Obligations shall be outstanding.

          (f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

          First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Pledgee hereunder, including attorneys' fees and legal expenses;

          Second, to the Obligations;

          Third, to the payment of any other amounts required by applicable law (including without limitation, Section 9-504(1) of the Uniform Commercial Code; and

          Fourth, to the Pledgors or to whomsoever is legally entitled thereto, to the extent of the surplus proceeds, if any.

          (g) The Pledgee need not give more than five days' (or less, if commercially reasonable) notice of the time and place of any public sale or of the time after which a private sale may take place and the Pledgor agrees such notice shall be reasonable notification of such matters.

          (h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Pledgee is legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Credit Agreement, and the reasonable fees of any attorneys employed by the Pledgee to collect such deficiency, provided that the foregoing is not intended to restrict Pledgee's right to proceed against the Pledgor or any other assets of Pledgor prior to proceeding against the Collateral hereunder or otherwise enforcing its rights in any order and against any property as Pledgee may in its discretion determine.

     3. So long as no Event of Default under the Credit Agreement shall have occurred and be continuing:

          (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights and powers pertaining to the Collateral of Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise or refrain from
           --------  -------
exercising any such right if such action could reasonably be expected to result in a Material Adverse Change in the value of the Collateral or any part thereof;

          (b) The Pledgor shall be entitled to receive and retain any and all cash dividends and distributions and interest payable on the Collateral, but any
                                                                         ---
and all stock and/or
liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of the Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Pledgee and shall forthwith be delivered to the Pledgee or its designated agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by such in accordance with the Pledgee's instructions) to be held subject to the terms of this Agreement, pursuant to Section 2(d) hereof and except as otherwise required under the Credit Agreement and shall, if received by Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of Pledgor and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement); and

          (c) The Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend orders, interest coupons and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights and powers that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

     4.   The Pledgor represents and warrants that:

          (a) ICG is the direct and beneficial owner of all of the Pledged Securities; and

          (b) The Pledged Securities listed on Annex A to the Letter Agreement constitute all of the outstanding Securities of the Investment Entities owned by ICG (not including the Excluded Pledged Securities);

          (c) All of the Pledged Securities have been duly and validly issued and are fully paid and non-assessable and the Collateral is owned by the Pledgors free and clear of any Liens except for the pledge of such shares to the Pledgee and the grant to the Pledgee of a security interest therein pursuant to this Agreement, the contractual restrictions applicable to the transfer of the Pledged Securities disclosed in the Letter Agreement, and Permitted Liens; and

          (d) Upon delivery of the Pledged Securities to the Pledgee (or an agent for the Pledgee), this Pledge Agreement creates and grants a valid first lien on and perfected security interest in the Collateral and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Collateral, subject to Section 4(c) above.

     5. (a) The Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not, except as provided in Section

5(c) herein, sell, convey or otherwise dispose of any of the Collateral or any interest therein, nor will the Pledgor create, incur or permit to exist any Liens except Permitted Liens with respect to any of the Collateral or the proceeds thereof other than that created hereby.

          (b) The Pledgor warrants and will defend the Pledgee's right, title, special property and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

          (c) Provided there does not exist and there is not continuing an Event of Default under the Credit Agreement, Pledgor may sell Pledged Securities, with contemporaneous notice to the Pledgee, as long as Pledgor maintains with Pledgee, the Pledged Collateral in compliance with the Borrowing Base as provided in the Credit Agreement. Following an Event of Default under the Credit Agreement that is continuing, the proceeds of the sale of any Pledged Securities sold pursuant hereto shall be used solely to repay amounts due under the Credit Agreement. After the Expiration Date and repayment in full of the Obligations other than the aggregate withdrawn face amount of issued and outstanding letters of credit and all expenses and interest and fees thereon, Pledgor may, except as next set forth, withdraw all Pledged Securities from the pledge hereof, provided that Pledgor provides Pledgee with cash collateral, satisfactory to Pledgee in its sole discretion, in an amount equal to 100% of the face amount of all issued and outstanding letters of credit issued by the Agent under the Credit Agreement.

          (d) The Pledgor will update Annex A and Annex B to the Letter Agreement, incorporated herein, in accordance with Sections 7.1.13 and 7.1.15 of the Credit Agreement.

          (e) The Pledgor hereby covenants that the cost basis of Excluded Pledged Securities shall not exceed $10,000,000 in the aggregate, at any time.

     6. (a) If the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities after the occurrence of an Event of Default, and if in the opinion of counsel for the Pledgee it is necessary to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best commercial efforts to cause each issuer of shares included in the Pledged Securities contemplated to be sold to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause each such issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction which the Pledgee shall designate; and to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Pledgor acknowledges that a breach of any of the covenants contained in subparagraph (a) above will cause irreparable injury to the Pledgee, that the Pledgee shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in the said subparagraph 5(a) shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default defined or specified in the Credit Agreement has occurred.

          (c) Notwithstanding the foregoing, the Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Securities, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Pledgee has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

     7. The Pledgor shall at any time and from time to time upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request in order to effectuate the purposes of this Pledge Agreement including without limitation, delivering to the Pledgee at any time hereafter irrevocable proxies in respect of the Pledged Securities, exercisable upon the occurrence and during the continuance of an Event of Default, in a form reasonably satisfactory to the Pledgee.

     8. (a) Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Collateral upon surrendering it to the Pledgor.

          (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder or under, arising out of, or in any way connected with the Credit Agreement or the Notes, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) The rights and remedies herein provided, and provided in, arising out of, or in any way connected with the Credit Agreement or the Notes, and in all other agreements, instruments and documents delivered pursuant thereto, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

          (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement.

     9. The rights of the Pledgee hereunder shall not be impaired or in any way affected, nor shall the Pledgor have any rights against the Pledgee by reason of the fact that the Pledgee fails to preserve any rights in the Collateral or fails to take any other action whatsoever in regard to the Collateral; nor by reason of the fact that a valid lien in any of the Collateral may not be conveyed to, or created in favor of the Pledgee; nor by reason of the fact that any of the Obligations may be invalid or unenforceable against the Pledgor or any obligor thereon for any reason whatsoever; nor by reason of the release, in whole or in part, with or without consideration, of the Collateral or any part of it.

     10. Any notice or other communication given hereunder to the Pledgor shall be deemed sufficient if given in accordance with the Credit Agreement.

     11. This Pledge Agreement shall inure to the benefit of and be binding upon, the successors and assigns of the parties hereto.

     12. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania relating to contracts executed and to be performed therein. The Pledgor hereby irrevocably consents to the jurisdiction of the Courts of Common Pleas of Philadelphia, Pennsylvania in all actions and proceedings in connection with this Agreement, the Pledged Securities or the Loan Documents. The Pledgor agrees that in any action or proceeding brought by it in such connection, exclusive jurisdiction shall lie in the Courts of Common Pleas of Philadelphia, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania.

     13. All agreements, representations and warranties made herein shall survive the delivery of this Agreement. THE PLEDGORS AND THE PLEDGEE IRREVOCABLY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, THE NOTES, THE SECURITY AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                               *  *  *  *  *  *

     IN WITNESS WHEREOF, the parties intending this to take effect as an instrument under seal have caused these presents to be duly executed and delivered the day and year first above written.

     ATTEST:                                 INTERNET CAPITAL GROUP, INC.

     Name:_________________________          BY:_______________________________
     Title:________________________             Name:__________________________
                                                Title:_________________________



                                             PNC BANK, NATIONAL ASSOCIATION,
                                             as Agent

                                             BY:_______________________________
                                                Name:__________________________
                                                Title:_________________________

                                   EXHIBIT A

                            (AS OF APRIL 30, 1999)

 (1)  Benchmarking Partners, Inc. ("Benchmarking")

 (2)  BidCom, Inc. ("BidCom")

 (3)  Blackboard, Inc. ("Blackboard")

 (4)  Breakaway Solutions, Inc. ("Breakaway")

 (5)  ClearCommerce Corporation ("ClearCommerce"), formerly Outreach

 (6)  Collabria, Inc. ("Collabria")

 (7)  Commerx, Inc. ("Commerx") d/b/a Plastics Net

 (8)  The ComputerJobs Store, Inc. ("ComputerJobs")

 (9)  Context Integration, Inc. ("Context")

(10)  Deja News, Inc. ("Deja News")

(11)  E-Chemicals, Inc. ("E-Chemicals")

(12)  Entegrity Solutions Corporation ("Entegrity")

(13)  Internet Commerce Systems, Inc. ("ICS")

(14)  Vivant! ("Vivant")

(15)  LinkShare Corporation ("LinkShare")

(16)  MegaDepot.com, Inc. ("MegaDepot")

(17)  MessageQuest, Inc. ("MessageQuest")

(18)  PlanSponsor.com, Inc. ("PlanSponsor")

(19)  PrivaSeek, Inc. ("PrivaSeek")

(20)  RapidAutoNet Corporation ("RapidAutoNet")

(21)  SageMaker, Inc. ("SageMaker") formerly E-Volve

(22)  ServiceSoft Corporation ("ServiceSoft")

(23)  Sky Alland Marketing, Inc. ("Sky Alland")

(24)  Syncra Software, Inc. ("Syncra Software")

(25)  Universal Access, Inc. ("Universal Access")

(26)  VerticalNet, Inc. ("VerticalNet")

                            COMPLIANCE CERTIFICATE

                                APRIL 30, 1999

PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks Party
  to the Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Ladies and Gentlemen:

     I refer to the Credit Agreement, dated as of April 30, 1999 (as amended, supplemented, restated or modified from time to time, the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations"; ICG
                                                         --------------
and ICG Operations being referred to herein individually as a "Borrower" and
                                                               --------
collectively as the "Borrowers"), the Banks party thereto and PNC BANK, NATIONAL
                     ---------
ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings and all references to section numbers are to the Credit Agreement. All calculations herein are performed according to the conditions set forth in Section 1.3 of the Credit Agreement.

     I, John N. Nickolas, Assistant Treasurer of the Administrative Borrower, do hereby certify on behalf of each Borrower as set forth below as of the date hereof, which date constitutes the Closing Date under the Credit Agreement:

1.   MAXIMUM LEVERAGE RATIO  (Section 7.2.17).

     The ratio of (A) consolidated total indebtedness on the Closing Date to (B) Consolidated Tangible Net Worth on the Closing Date is _____ to 1.0, calculated as set forth below, which does not exceed .50 to 1.0.

     (A)  Consolidated Total Indebtedness for the Borrowers and their respective
          -------------------------------
          Subsidiaries as of the Closing Date, without duplication, is computed as follows:

               (i)   Loans under the Credit Agreement                                 $ --------------

               (ii)  Borrowed money and amounts raised under or liabilities in
                     respect of any note purchase or acceptance credit facility       $ --------------

               (iii) Reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor
                     agreement or other interest rate management device               $ --------------

               (iv)  Any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales
                     agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or
                     capital requirements                                             $ --------------

               (v)   All other obligations, indebtedness or liabilities (and
                     guaranties of any of the foregoing) defined as "Indebtedness"
                     in the Credit Agreement                                          $ --------------

               (vi)  Sum of Items (A)(i) through (A)(v) equals consolidated total     $ --------------
                     indebtedness of the Borrowers and their respective
                     Subsidiaries on the Closing Date


     (B)      Consolidated Tangible Net Worth for the Borrowers and their
              -------------------------------
              respective Subsidiaries as of the Closing Date is computed as follows, in each case determined on a consolidated basis in accordance with GAAP:

               (i)   total stockholders' equity for the Borrowers and their           $ --------------
                     respective Subsidiaries

               (ii)  minority interests in net assets of each Borrower's              $ --------------
                     Subsidiaries

               (iii) intangible assets for the Borrowers and their respective         $ --------------
                     Subsidiaries

               (iv)  Sum of (x) (Items (B)(i) and (B)(ii)) minus (y) Item (B)(iii)
                     equals Consolidated Tangible Net Worth as of the Closing Date    $ --------------

2.   INVESTMENTS  (Section 7.1.15).

     At no time did any Loan Party make an Investment in any Person, whether as further Investment in a Person in which an Investment has previously been made or as a new Investment in a new Person, in excess of $25,000,000 per annum.

3.   EVENTS OF DEFAULT OR POTENTIAL DEFAULT.

     The Loan Parties are in compliance with all of the covenants under the Credit Agreement and no event exists and is continuing which constitutes an Event of Default or Potential Default.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of April, 1999.

                                      INTERNET CAPITAL GROUP, INC.


                                      By:_______________________________________
                                         Name: John N. Nickolas
                                         Title: Assistant Treasurer

                   COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS

          THIS ASSIGNMENT is made and entered into the 30th day of April, 1999, by INTERNET CAPITAL GROUP, INC., a Delaware corporation, and INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation, (each an "Assignor", and
                                                          --------
together the "Assignors"), in favor of PNC BANK, NATIONAL ASSOCIATION, in its
              ---------
capacity as agent for the Banks under the Credit Agreement (as hereinafter defined) (the "Agent" or "Assignee").
               -----      --------

                                  WITNESSETH:
                                  ----------

          WHEREAS, pursuant to that certain $50,000,000 Secured Revolving Credit Facility Credit Agreement (as it may hereafter from time to time be restated, amended, modified or supplemented, the "Credit Agreement") of even date herewith
                                        ----------------
by and among the Assignors as Borrowers, Assignee as Agent for the Banks named therein, the Banks named therein and the Guarantors named therein, the Banks have agreed to provide certain loans to the Assignors; and

          WHEREAS, in order to provide additional security for the repayment of such loans, the parties hereto desire that Assignee be granted an assignment and security interest in all registration rights of the Assignors under those certain Material Contracts (as defined in the Credit Agreement), listed on Schedule A attached hereto (collectively referred to as the "Assigned
----------                                                   --------
Contracts") relating to the securities of the Investment Entities (as defined in the Credit Agreement) owned by the Assignors, pursuant to which the Assignors have been granted by each of the Investment Entities certain demand and/or piggy-back registration rights, among other rights, if any.

          NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each Assignor, and intending to be legally bound, each Assignor assigns to Assignee for the benefit of the Assignee all of its right, title and interest in and to the Assigned Contracts to the extent assignable and to the fullest extent permitted by Law.

          1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Credit Agreement.

          2. Each Assignor does hereby assign, transfer and set over unto Assignee for the benefit of the Banks, its respective successors and assigns, all the rights, interests and privileges which each such Assignor has or may have in or under the Assigned Contracts, including without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name, or in the name of the Assignor, or otherwise, but subject to the provisions and limitations of Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under the Assigned Contracts, (ii) to do any and all things which Assignor is or may become entitled to do under the Assigned Contracts, and (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor is or may become entitled to do under the Assigned Contracts.

          3. The acceptance of this Assignment and the payment or performance under the Assigned Contracts shall not constitute a waiver of any rights of Assignee under the terms of the Credit Agreement or any other Loan Documents, it being understood that this Assignment is for security purposes only. Accordingly, notwithstanding anything to the contrary set forth herein, each Assignor shall retain all rights with respect to the Assigned Contracts, including without limitation, the right to enforce all rights of each such Assignor thereunder, except in each case during a period when an Event of Default (as such term is defined in the Credit Agreement) has occurred and is continuing.

          4. Each Assignor, upon the occurrence and continuation of an Event of Default, hereby authorizes Assignee, at Assignee's option, to do all acts required or permitted under the Assigned Contracts as Assignee in its sole discretion may deem proper. Each Assignor hereby irrevocably constitutes and appoints Assignee, while this Assignment remains in force and effect and, in each instance, to the full extent permitted by applicable Law, its true and lawful attorney-in-fact, coupled with an interest and with full power of substitution and revocation, for Assignor and in its name, place and stead, to demand and enforce compliance with all the terms and conditions of the Assigned Contracts and all benefits accrued thereunder, whether at law, in equity or otherwise; provided, however, that Assignee shall not exercise any such power
           --------  -------
unless and until an Event of Default shall have occurred and is continuing.

          5. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by any Assignor under the Assigned Contracts, and each Assignor hereby agrees to indemnify Assignee for, and to hold Assignee harmless from, any and all liability arising under the Assigned Contracts, other than arising or resulting from Assignee's (or its agents, employees or contractors) gross negligence or willful misconduct.

          6. Each Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable.

          7. Neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligations or duties under the Assigned Contracts.

          8.  Each Assignor covenants and warrants that:

              (a) it has the power and authority to assign its Assigned Contracts and there have been no prior assignments of its Assigned Contracts;

          (b) each of its Assigned Contracts is a valid contract, and that there are, to the extent ascertainable by Assignor, no defaults on the part of any of the parties thereto;

          (c) it will not further assign, pledge or otherwise encumber its Assigned Contracts without the prior written consent of Assignee;

          (d) it will not cancel, terminate or accept any surrender of its Assigned Contracts, or (except as may otherwise be permitted by the Loan Documents) amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of Assignee thereto;

          (e) it will not waive or give any consent with respect to any material default or material variation in the performance under its Assigned Contracts, it will at all times take proper steps to enforce all of the provisions and conditions thereof, and it will forthwith notify Assignee of any material default under its Assigned Contracts;

          (f) it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to its Assigned Contracts;

          (g) it will execute from time to time any and all additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request;

          (h) each of the Assigned Contracts permits Assignor to assign its rights hereunder, and all consents from third parties, if required, have been obtained prior to the execution hereof; and

          (i) the Assignor has no other registration rights relating to its securities of the Investment Entities other than those set forth in the Assigned Contracts.

     9. At such time as the Loans are indefeasibly paid in full, this Assignment and all of each Assignee's right, title and interest hereunder with respect to its Assigned Contracts shall terminate.

     10. This Assignment shall inure to the benefit of Assignee, its respective successors and assigns, and shall be binding upon each Assignor, its successors, successors in title and assigns.

     11. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles.

                        [SIGNATURES BEGIN ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.



                             INTERNET CAPITAL GROUP, INC.

                             By: _______________________________________________
                             Name:  John Nickolas
                             Title: Managing Director and Assistant Treasurer

[Seal]

                             INTERNET CAPITAL GROUP OPERATIONS, INC.


                             By: _______________________________________________
                             Name:  John N. Nickolas
                             Title: Managing Director, Operations and
                                    Assistant Secretary

                             PNC BANK, NATIONAL ASSOCIATION,

                             As Agent

                             By: _______________________________________________
                             Name:  Gregory M. Cote
                             Title: Vice President/Team Leader

                                  SCHEDULE A
                                  ----------

                  [List of Material Contracts to be provided.

               [LETTERHEAD OF DECHERT PRICE & RHOADS APPEARS HERE]


                                April 30, 1999

PNC Bank, National Association,
as Agent
One PNC Plaza - 22/nd/ Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2797

and each of the Banks from time to time parties to the Credit Agreement referred to below


Re:  Internet Capital Group, Inc. and Internet Capital Group, Operations, Inc.
     -------------------------------------------------------------------------

Ladies and Gentlemen:

     We have served as special counsel to Internet Capital Group, Inc. ("ICG") and Internet Capital Group Operations, Inc. ("ICGO" and together with ICG, each a "Borrower" and collectively the "Borrowers"), each a Delaware corporation, in connection with the $50,000,000 Secured Revolving Credit Facility Credit Agreement dated as of the date hereof (the "Agreement"), by and among the Borrowers, the Banks (as defined in the Agreement), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Agreement (hereinafter referred to in such capacity as the "Agent"). This opinion is delivered pursuant to the requirements set forth in Section 6.1.7 of the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Documents (as defined below).

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 2



     In connection with our representation as described above, we have reviewed executed copies of the following documents, each dated on or about the date hereof (the "Loan Documents"):

          1.   the Agreement;

          2.   the Revolving Credit Notes;

          3.   the Pledge Agreement;

          4.   the Intercompany Subordination Agreement;

          5.   the Patent, Trademark and Copyright Assignment;

          6.   the Security Agreement;

          7.   the Warrant Agreement;

          8.   the Collateral Assignment of Contract Rights; and

          9.   the Letter Agreement.

     In rendering this opinion we have examined, in addition to the Loan Documents, (i) certified copies of the applicable organizational documents and resolutions of each Borrower, (ii) certificates of good standing for each Borrower issued by the jurisdiction of its incorporation or formation, and (iii) such other documents and records pertaining to each Borrower as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

     For purposes of this opinion, we have assumed that:

          (a) The execution and delivery of the Loan Documents and other documents reviewed by us, and the entry into and performance of the transactions contemplated by the Loan Documents by all parties other than the Borrowers have been duly authorized by all necessary corporate action and constitute the valid and binding obligations of all such parties other than the Borrowers.

          (b) All natural persons who are signatories to the Loan Documents were legally competent at the time of execution and delivery; all signatures on the Loan Documents and other documents reviewed by us on behalf of parties other than the Borrowers are genuine; the copies of all documents submitted to us are accurate and complete and conform to originals; and all material terms and conditions of the relationship among the Borrowers, the Agent and the Banks are correctly and completely reflected in the Loan Documents.

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 3


          (c) Each Borrower has rights in each item of its respective collateral existing on the date hereof and will have rights in each such item of collateral arising after the date hereof.

          (d) As to matters of fact material to our opinions, we have relied upon representations of ICG or ICGO or both, as applicable, in the Loan Documents, and on certificates of officers of ICG or ICGO or both, as applicable, delivered to the Agent, and of public officials, and we have made no independent inquiry into the accuracy of such representations.

     Our opinions set forth herein are based on our consideration of only those statutes, rules, regulations and judicial decisions which, in our experience, are normally applicable to, or normally relevant in connection with, a transaction of the type contemplated in the Loan Documents. Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the current actual knowledge of the Dechert Price & Rhoads' attorneys who have rendered legal services to the Borrowers in connection with the transactions contemplated by the Loan Documents, which knowledge has been obtained by such attorneys in their capacity as such. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

     Based upon the foregoing, but subject to the assumptions, limitations, and qualifications set forth below, we are of the opinion that:

          1. Each Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware. Each Borrower has the requisite corporate power to own or lease its properties and to engage in the business it presently conducts or presently proposes to conduct. Each Borrower has the requisite corporate power and authority to execute and deliver each Loan Document to which it is a party and to borrow under the Agreement, perform its obligations thereunder and grant the security interests to be granted by it pursuant to the applicable Loan Documents.

          2. Each Borrower has taken all necessary corporate action to authorize its execution, delivery and performance of the Loan Documents, to grant the security interests granted by it pursuant to the Loan Documents and to borrow under the Agreement. Each Loan Document to which a Borrower is a party has been duly executed and delivered by such Borrower.

          3. The execution and delivery by each Borrower of the Loan Documents, each Borrower's borrowings in accordance with the terms of the Loan Documents, performance of each Borrower's obligations thereunder and granting of the security interests to be granted by

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 4



each Borrower pursuant to the Loan Documents (a) will not result in any breach or violation of any of the terms or provisions of, or constitute a default under
(1) the Certificate of Incorporation or By-Laws of such Borrower, or (2) assuming that proceeds of borrowings will be used in accordance with the terms of the Loan Documents, any federal or Pennsylvania statute or the Delaware General Corporation Law or any rule or regulation issued pursuant to any Pennsylvania or federal statute or the Delaware General Corporation Law or any order known to us issued by any court or governmental agency or body applicable to such Borrower and (b) will not result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge to which such Borrower is a party or by which such Borrower is bound or to which such Borrower is subject, or (except for the liens created pursuant to the Loan Documents) result in the creation or imposition of any lien upon any property of such Borrower pursuant to the terms of any such agreement or instrument.

          4. No consent, approval, authorization, order, filing, registration or qualification of or with any federal or Pennsylvania governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the execution and delivery by the Borrowers of the Loan Documents, the borrowings by the Borrowers in accordance with the terms of the Loan Documents or the performance by the Borrowers of their respective payment and other obligations under the Loan Documents or the granting of any security interests under the Loan Documents, except for the filing of any Financing Statements and a Federal Reserve Form U-1. We express no opinion with respect to the Investment Company Act of 1940, as amended, which opinion we understand will be provided to the Agent, for the benefit of the Banks, by Davis Polk & Wardwell.

          5. Each Loan Document to which a Borrower is a party is the valid and legally binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

          6. To our knowledge, (a) there is no action, suit or proceeding now pending before or by any court, arbitrator or governmental agency, body or official to which either Borrower is a party or to which the business, assets or property of either Borrower is subject, and (b) no such action, suit or proceeding is threatened to which either Borrower or the business, assets or property of either Borrower would be subject, that in the case of either (a) or
(b), questions the validity of the Loan Documents or the transactions contemplated thereby.

          7. Assuming that each Borrower will comply the provisions of the Loan Documents relating to the use of proceeds and the maintenance of collateral levels required

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 5


under the Pledge Agreement, the making of loans under the Loan Documents on the date hereof will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          8. The Pledge Agreement creates in favor of the Agent, for the benefit of the Banks, a security interest under the Pennsylvania Uniform Commercial Code (the "Pennsylvania UCC") in the Pledged Securities ( as defined in the Pledge Agreement) of the Investment Entities identified from time to time by Borrower under the Loan Documents.

          9. The Agent for the benefit of the Banks will have a perfected security interest in the Pledged Securities under the Pennsylvania UCC upon delivery to the Agent in the Commonwealth of Pennsylvania of the certificates representing the Pledged Securities in registered form, endorsed in blank by an effective endorsement or accompanied by undated stock, warrant, debenture or note powers, as applicable, with respect thereto duly endorsed in blank by an effective endorsement. Assuming the Agent does not have notice of any adverse claim to the Pledged Securities, the Agent for the benefit of the Banks will acquire the security interest in the Pledged Securities prior to any other lien or security interest therein.

          10. The Security Agreement creates in favor of the Agent for the benefit of the Banks a security interest in the collateral described therein in which a security interest may be created under Article 9 of the Pennsylvania UCC (the "Article 9 Collateral").

          11. Upon the proper filing of each financing statement in the applicable offices, assuming the representations made by each Loan Party in the Security Agreement with respect to the location of its Article 9 Collateral are and remain true and correct, the security interest in favor of the Agent for the benefit of the Banks in the Article 9 Collateral described in such financing statement will be perfected to the extent a security interest in such Article 9 Collateral can be perfected by filing a financing statement under the provisions of the Pennsylvania UCC.

          12. Based solely upon our review of the Borrowers' stock record books, all of the shares of capital stock described on Schedule 5.1.2 to the Agreement are owned of record by the Persons set forth on Schedule 5.1.2 to the Agreement.

          13. The shares of Common Stock of ICG issuable upon the exercise of the Warrant, and upon payment therefor in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable. The shares have been duly reserved for issuance by ICG.

          Our opinions are subject to the following further qualifications:

               (a) The opinions expressed herein are limited by principles of equity which may limit the availability of certain rights and remedies and do not reflect the effect of

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 6


bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws or decisions relating to or affecting debtors' obligations or creditors' rights generally. The opinions expressed above also do not reflect the effect of laws and equitable doctrines (including requirements that the parties to agreements act reasonably and in good faith and, with respect to collateral, in a commercially reasonable manner, and give reasonable notice prior to exercising rights and remedies) which may limit the availability of any particular remedy but which will not, in our judgment, make the remedies available to the Agent or the Banks under the Loan Documents inadequate for the practical realization of the benefits of the security provided for in the Loan Documents, except for the economic consequence of any delay which may be imposed thereby or result therefrom, and except that we express no opinion as to the rights of any of the parties to the Loan Documents to accelerate the due dates of any payment due thereunder or to exercise other remedies available to them on the happening of a non-material breach of any such document or agreement.

          (b) Without limiting the generality of the foregoing, we express no opinion with respect to: (1) the availability of specific performance or other equitable remedies for noncompliance with any of the provisions contained in the Loan Documents; or (2) the enforceability of provisions contained in Loan Documents relating to the effect of laws which may be enacted in the future.

          (c) We have made no examination and express no opinion with respect to: (1) the title to or ownership of the Pledged Securities; (2) the accuracy of any descriptions of Collateral in any security agreement or financing statements; (3) the existence or absence of any liens, charges or encumbrances on any Pledged Securities; and (4) except as set forth in the last sentence of paragraph 9 hereof, the priority of any lien or security interest.

          (d) Without limiting the generality of the foregoing, we express no opinion as to the legality, validity, binding nature or enforceability of (1) any self-help provisions; (2) provisions in the Loan Documents purporting to waive the effect of applicable laws; (3) provisions that purport to establish evidentiary standards; (4) provisions that provide for the enforceability of the remaining terms and provisions of the applicable Loan Document in circumstances in which certain other terms and provisions of such Loan Documents are illegal or unenforceable; (5) provisions that provide that certain rights or obligations are absolute or unconditional; (6) provisions related to waivers of remedies (or the delay or omission of enforcement of remedies), disclaimers, liability limitations or limitations on the obligations of the Bank in circumstances in which a failure of condition or default by any Loan Party is not material; (7) provisions related to releases or waivers of legal or equitable rights, discharges of defenses, or reimbursement or indemnification in circumstances in which the person seeking reimbursement or indemnification has breached its duties under the applicable Loan Document, or otherwise, or itself has been negligent; (8) provisions which purport to authorize any person to sign or file financing statements without the signature of the debtor (except to the extent that a

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 7


secured party may execute and file financing statements without the signature of the debtor under Section 9-402(2) of the UCC); or (9) any power-of-attorney given under the Loan Documents which is intended to bind successors and assigns which have not granted such powers by a power-of-attorney specifically executed by them.

          (e) In giving the opinion set forth in paragraph 9 above, we have assumed that (1) the Agent maintains possession and control of certificates representing the Pledged Securities accompanied by appropriate executed stock powers; (2) no part of the Pledged Securities is subject to a security interest that is perfected under the laws of another jurisdiction by means other than possession and control, or constitutes the proceeds of any property subject to a third party security interest; and (3) the Pledged Securities or the proceeds thereof are not subject to (i) any lien of any government or any agency or instrumentality thereof, including without limitation, any federal, state or local tax lien, (ii) any claims of any federal priority statute (31 U.S.C. (S)
3713), (iii) any lien arising under the Employee Retirement Income Security Act of 1974, as amended or (iv) any lien arising by operation of law other than under the Pennsylvania UCC (including without limitation any attachment or execution lien) or other lien which does not require possession or control to take priority over other security interests.

     We are qualified to practice law in the Commonwealth of Pennsylvania. We do not express any opinion herein concerning any laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

     Our opinions are limited to the specific issues addressed and are limited in all respects to laws and facts existing on the date hereof. By rendering our opinions, we do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof.

     The opinions set forth herein are expressed solely for your benefit and for the benefit of any other parties which may subsequently become Banks, assignees or participants as permitted under Section 10.12 of the Agreement.


                              Very truly yours,

                                EXHIBIT 1.1(A)
                                    form of
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

          Reference is made to the Credit Agreement dated as of April __, 1999, (as amended, supplemented or modified from time to time, the "Credit Agreement")
                                                              ----------------
among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET
                                                             ---
CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations"; ICG
                                                         --------------
and ICG Operations being hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the BANKS (as defined in the Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the "Agent"). Unless otherwise defined herein, terms defined in the
            -----
Credit Agreement are used herein with the same meanings.

          __________________________________ (the "Assignor") and
________________________________ (the "Assignee"), intending to be legally bound hereby, make this Assignment and Assumption Agreement this __ day of___________, _____ and hereby agree as follows:


          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, a ________ percent (_____%) interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including without limitation, such percentage interest in the Assignor's Revolving Credit Commitment and Revolving Credit Loans, as in effect or owing to the Assignor on the Effective Date and the Notes evidencing the outstanding Loans held by the Assignor.

          2. The Assignor: (i) represents and warrants that, as of the date hereof, its Revolving Credit Commitment is $_______, the unpaid principal amount of the Revolving Credit Loans owing to the Assignor is $_______; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for new Notes as follows:

                          [INSERT LIST OF NEW NOTES]

          3. The Assignee: (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements (if any) referred to in Sections 5.1.9, 7.3.1 and 7.3.2, of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms thereof; (iv) agrees that it will become a party to and be bound by the Credit Agreement on the Effective Date (including without limitation the provisions of Section 10.11 and Section 10.12) as if it were an original Bank thereunder and will have the rights and obligations of a Bank thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

          4. The effective date of this Assignment and Assumption shall be _____________, _____ (the "Effective Date"). Following the execution of this
                           --------------
Assignment and Assumption, it will be delivered to the Agent for acceptance and recording by the Agent.

          5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Bank thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement and the Revolving Credit Commitment of the Assignor and the Assignee shall be as set forth in
Schedule I hereto.

          6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payment under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, Commitment Fees and Letter of Credit Fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. The Assignor makes this assignment to the Assignee in consideration of the payment by the Assignee to the Assignor of $_______, receipt of which is hereby acknowledged by the Assignee.

          8. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          9.   Assignor has paid to the Agent the fee of $3,500 referred to in
Section 10.11 of the Credit Agreement.

          10. [This section is applicable only if the Assignee is incorporated outside of the United States.] Assignee has delivered at least five (5) Business Days prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Assignee is entitled to receive payments under the Credit Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty. [Alternative: Assignee has delivered at least five (5) Business Days prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-8 of Assignee indicating that Assignee is subject to withholding of United States federal income taxes.]

                                        [NAME OF ASSIGNOR]


                                        By:   __________________________________
                                              Name: ____________________________
                                              Title:____________________________



                                        [NAME OF ASSIGNEE]


                                        By:   __________________________________
                                              Name: ____________________________
                                              Title:____________________________


                                        Notice Address:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________


                                        Telephone No.: _________________________
                                        Telecopier No.: ________________________
                                        Attn:.__________________________________


CONSENTED TO this____
day of ___________, ____.

PNC BANK, NATIONAL
ASSOCIATION, as Agent

By:_____________________________________
Name:___________________________________
Title:__________________________________

INTERNET CAPITAL GROUP, NC.

By:_____________________________________
Name:___________________________________
Title:__________________________________
*If applicable

                                  SCHEDULE I


                            Amount of Commitment for      Amount of Revolving
                            Revolving Credit Loans as     Credit Loans as of the
                              of the Effective Date         Effective Date

[Assignor]                  $__________________           $__________________
[Assignee]                  $__________________           $__________________

                                EXHIBIT 1.1(B)

                                    Form of

                          BORROWING BASE CERTIFICATE
                          --------------------------
                        (Internet Capital Group, Inc.)
                   (Internet Capital Group Operations, Inc.)

                     ______________________, [1999] [2000]


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks Party to the
  Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA 15222-2707

Attention: Ms. Arlene Ohler


Ladies and Gentlemen:

     I refer to Section 7.3.4 of the Credit Agreement, dated as of April 30, 1999 (the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware
           ----------------
corporation ("ICG"). INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware
              ---
corporation ("ICG Operations"; ICG and ICG Operations being hereinafter referred
              --------------
to individually as a "Borrower" and collectively as the "Borrowers", the Banks and PNC BANK, NATIONAL ASSOCIATION, as Agent (the "Agent"), on behalf of the Banks. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. I, ____________________________________,
[CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER OR ASSISTANT TREASURER] of the Administrative Borrower, do hereby certify on behalf of each Borrower as of the last Business Day of the week ended _______________ [1999/2000] (the "Report Date"), that the components of the "Borrowing Base" are as follows:

A.   BORROWING BASE

     1.   Private Company Advance (as determined in accordance
          with the definition of "Borrowing Base" in the Credit
          Agreement) - See Schedule A attached hereto [Included
          Securities] and Schedule D attached hereto [Excluded
          Securities]                                               $___________

     2.   Additional Private Company Advance, if any                $___________

     3.   15% of the value (as determined in accordance with the
          definition of Borrowing Base) of Qualified Public
          Company Restricted Securities - See Schedule B attached
          hereto and Schedule D attached hereto [Excluded
          Securities]                                               $___________

     4.   25% of the value (as determined in accordance with the
          definition of Borrowing Base) of Qualified Public
          Company Unrestricted Securities - See Schedule C
          attached hereto and Schedule D attached hereto
          [Excluded Securities]                                     $___________

     5.   Sum of Items A(1), A(2), A(3) and A(4)                    $___________

B.   OUTSTANDINGS

     1.   Principal Amount of Loans Outstanding                     $___________

     2.   Letters of Credit Outstanding                             $___________

     3.   Sum of Items B(1) and B(2) = "Facility Usage"             $___________

C.   COMPLIANCE

     1.   Excess of Item A(5) over Item B(3)                        $___________

     2.   If Item C(1) is less than zero ($0), amount of
          mandatory prepayment due                                  $___________

D.   OTHER MATTERS

     The undersigned further certifies as follows:

     1. Each Borrower is in compliance with, and since the most recent prior Report Date has at all times complied with, the provisions of the Credit Agreement.

     2. No event has occurred and is continuing which constitutes an Event of Default or Potential Default.

     3. With respect to all financial statements delivered by or on behalf of any Borrower contemporaneously herewith, such statements are true and correct.

     4. Borrowers have received all consents necessary to pledge any Private Company Restricted Securities included in this Borrowing Base Certificate acquired by such Borrowers since the date of the last Borrowing Base Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this ___ day of______________, [1999/2000].


                                   INTERNET CAPITAL GROUP, INC.

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title: [CHIEF EXECUTIVE OFFICER, PRESIDENT,
                                          CHIEF FINANCIAL OFFICER, TREASURER OR
                                          ASSISTANT TREASURER]

                                  SCHEDULE A
                                  ----------

                                                      COST BASIS DETERMINED
NAME OF ISSUER OF PRIVATE                             IN ACCORDANCE WITH THE
COMPANY RESTRICTED SECURITY                           BORROWING BASE DEFINITION
---------------------------                           -------------------------

(i)      Benchmarking Partners

(ii)     Bid Coin, Inc.

(iii)    Blackboard, Inc.

(iv)     Breakaway Solutions, Inc.

(v)      ClearCommerce Corporation

(vi)     Collabria, Inc.

(vii)    Commerx, Inc.

(viii)   The ComputerJobs Store

(ix)     Context Integration

(x)      Deja News, Inc.

(xi)     E-Chemicals, Inc.

(xii)    Entegrity Solutions Corporation

(xiii)   Vivant! (f/k/a Illuminate Corporation)

(xiv)    Internet Commerce Systems, Inc.

(xv)     Linkshare Corporation

(xvi)    MegaDepot, Inc.

(xvii)   MessageQuest, Inc.

(xviii)  PlanSponsor.com, Inc.

(xix)    PrivaSeek, Inc.

(xx)     RapidAutoNet Corporation

(xxi)    SageMaker, Inc.

(xxii)   ServiceSoft Technologies, Inc.

(xxiii)  Sky Alland Marketing, Inc.

(xxiv)   Syncra Software, Inc.

(xxv)    Universal Access, Inc.

                                   SCHEDULE B
                                   ----------


  NAME OF ISSUER OF PUBLIC                 MARKET VALUE DETERMINED IN ACCORDANCE
COMPANY RESTRICTED SECURITY                 WITH THE BORROWING BASE DEFINITION
---------------------------                 ----------------------------------


                                                       $________________________

                                  SCHEDULE C
                                  ----------


  NAME OF ISSUER OF PUBLIC                 MARKET VALUE DETERMINED IN ACCORDANCE
COMPANY RESTRICTED SECURITY                 WITH THE BORROWING BASE DEFINITION
---------------------------                 ----------------------------------


                                                       $________________________

                                   SCHEDULE D
                                   ----------

                                    MARKET VALUE OR COST BASIS DETERMINED IN
EXCLUDED PLEDGED SECURITIES        ACCORDANCE WITH THE BORROWING BASE DEFINITION
---------------------------        ---------------------------------------------

Excite, Inc.                                      $________________________

Lycos, Inc.                                       $________________________

Applica Corporation                               $________________________

SMART Technologies, Inc.                          $________________________

U.S. Interactive, Inc.                            $________________________

Who? Vision Systems, Inc.                         $________________________

                                EXHIBIT 1.1(C)


          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE BORROWER, TO THE EFFECT THAT THE PROPOSED SALE, ASSIGNMENT, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT. IN ADDITION, THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON ITS CONVERSION ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS UNDER THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY.

          PAYMENT UNDER THIS CONVERTIBLE NOTE IS SUBJECT TO THE PRIOR PAYMENT IN FULL OF THE BORROWER'S OBLIGATIONS UNDER THE
          CREDIT AGREEMENT AS MORE FULLY DESCRIBED IN THE
          SUBORDINATION PROVISIONS OF SECTION 5 HEREIN.


                CONVERTIBLE NOTE (Internet Capital Group, Inc.)

$______                                                           April __, 1999


     In consideration of the loan (hereinafter referred to as a "Loan") ___ [an individual/corporation/partnership] (the "Lender"), has made to Internet Capital Group, Inc., a Delaware corporation (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at the Lender's office located at ___________________________________________________ or at
such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States, and in immediately available funds, the principal sum of $_______.

     1.   Maturity Date. The unpaid principal balance of this Convertible Note
          -------------
(this "Note") shall be paid on the earlier of (i) April __, 2002 (the "Due Date"), (ii) the closing of the next round of equity financing in the Borrower raising not less than $50,000,000 from private investors (the "Next Round Financing") and (iii) the effective date of the registration statement for an underwritten public offering of Borrower's Common Stock (as defined below)(the "IPO").

     2.   Interest. The Borrower hereby further promises to pay to the order of
          --------
the Lender interest on the outstanding principal amount from April ___, 1999, at an annual rate equal to (i) the Applicable Federal Rate as of the date hereof (4.99%) for the period from the date hereof until April __, 2000 (the "Initial Term") and (ii) the announced prime rate of PNC Bank, N.A. (the "Prime Rate") for the period following the Initial Term (the "Second Term"). The interest rate for the Second Term shall be changed when and as the Prime Rate changes. In addition, the

Borrower shall pay on demand interest on any overdue payment of principal and interest (to the extent legally enforceable) at the fluctuating Prime Rate plus three percent (3%).

     Interest shall be payable when the unpaid principal balance of the Note is paid. If this Note is converted as provided in Section 3 hereof, no interest will be paid.

     All payments made on this Note shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

     Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

     3.   Conversion. (a) Subject to and in compliance with the provisions of
          ----------
this Section 3, if during the Initial Term the Borrower completes an IP0 or Next Round Financing, the outstanding principal amount of this Note shall automatically convert into fully paid nonassessable shares of the Borrower's Common Stock, par value $.001 per share (the "Common Stock"), at the Conversion Price in effect on the date of conversion. Such conversion shall become effective immediately prior to (i) the effectiveness of the registration statement for the IP0 or (ii) the closing of the Next Round Financing, as applicable.

          (b) Subject to and in compliance with the provisions of this Section 3, during the Second Term and prior to the payment of the outstanding principal amount of this Note, the Lender may convert the outstanding principal amount of this Note, in whole or in part, into fully paid nonassessable shares of the Common Stock at the Conversion Price in effect on the date of conversion. The Lender shall only be entitled to convert this Note into Common Stock one time, upon the earliest of the following events to occur.

               (i) If, prior to the Due Date, the Borrower files a registration statement for an IP0, the Borrower shall, within five business days of the initial filing of such registration statement, send written notice to the Lender of such filing (the "Filing Notice"). The Lender shall, within 30 days from the date of receipt of the Filing Notice (but in any event no later than the printing of the red herring prospectus for the IPO), determine whether or not it will convert the outstanding principal amount of this Note, in whole or in part, into Common Stock in accordance with this Section 3 and send written notice to the Borrower of such election. If, upon the expiration of such 30-day period, the Lender has not elected to convert this Note into Common Stock or has not notified the Borrower of its election, the Lender shall forfeit its right to convert this Note into Common Stock. If the Lender has elected to convert this
Note into Common Stock pursuant to this paragraph (b)(i), the conversion shall become effective immediately prior to the effectiveness of the registration statement for the IPO.

               (ii) If, prior to the Due Date, the Borrower has scheduled the closing of the Next Round Financing, then at least 20 days prior to the closing of the Next Round Financing the Borrower shall send written notice to the Lender of such closing (the "Closing Notice"). The Lender shall, within 20 days from the date of receipt of the Closing Notice, determine whether or not it will convert the outstanding principal amount of this Note, in whole or in part, into Common Stock in accordance with this Section 3 and send written notice to the Borrower of such election. If, upon the expiration of such 20-day period, the Lender has not elected to convert this Note into Common Stock or has not notified the Borrower of its election, the Lender shall forfeit its right to convert this Note into Common Stock. If the Lender has elected to convert this
Note into Common Stock pursuant to this paragraph (b)(ii), the conversion shall become effective immediately prior to the closing of the Next Round Financing.

     4. The "Conversion Price" at which Common Stock shall be issuable upon conversion of this Note shall equal either (i) the price per share of the Common Stock in the IPO or (ii) the price per share of Common Stock in the Next Round Financing.

     To exercise the conversion privilege or effect the automatic conversion, the Lender shall surrender this Note to the Borrower at its principal office. In the case of exercising the conversion privilege, the Lender shall surrender the Note together with a written conversion notice to the Borrower. This Note or portion thereof shall be deemed to have been converted immediately prior to the close of business on the date of receipt of such Note, even if the Borrower's stock transfer books are on that date closed, and the Lender, or the nominee or nominees of such Lender, shall be treated for all purposes as the record holder of the shares of Common Stock deliverable upon such conversion as of the close of business on such date. Promptly after receipt by the Borrower of this Note and written conversion notice, the Borrower shall issue and deliver, at its expense, to the Lender, or to the nominee or nominees of such Lender, a certificate or certificates for the number of shares of its Common Stock due on such conversion. In the case of a conversion of only a portion of the outstanding principal amount of this Note, the Borrower shall execute and deliver to the Holder (or its nominee or nominees), at the expense of the Borrower, a replacement note in a principal amount equal to the unconverted portion of such Note and dated and bearing interest from the date of such Note.

     No fractional shares of Common Stock shall be issued upon conversion of this Note. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of this Note, the Borrower shall pay a cash adjustment in respect of such fractional interest. The Lender, by its acceptance thereof, expressly waives any right to receive any fractional share upon conversion of the Note.

     5.   Subordination. The Note is subordinated in right of payment, in the
          -------------
manner and to the extent set forth in the Credit Agreement, dated as of April __, 1999 (as amended, supplemented or modified from time to time, the "Credit Agreement") among the Borrower, Internet Capital Group Operations, Inc., the Banks (as defined in the Credit Agreement), and PNC Bank, National Association, in its capacity as Agent for the Banks, to the prior payment in full of all Obligations (as defined in the Credit Agreement) of the Loan Parties (as defined in the Credit Agreement) whether outstanding on the date of the Credit Agreement or thereafter created, incurred, assumed or guaranteed. The terms of subordination evidenced by Exhibit 1.1 (D) to the Credit Agreement and attached hereto as Exhibit B are hereby incorporated herein by reference thereto. The Lender by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Agent, on his behalf, to take such action as may be necessary or appropriate to enforce the subordination provided for in the Credit Agreement and herein and appoints the Agent his attorney-in-fact for such purpose.

     6.   Events of Default. An event of default hereunder shall consist of:
          -----------------

          (a) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable, and such default continues for a period of 15 days;

          (b) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money ("Indebtedness"), beyond any applicable notice and/or grace period (a "Cross-Default"), provided the aggregate principal amount of such Indebtedness to which such Cross-Default relates, together with any such other Indebtedness in which there is a Cross-Default, exceeds $1,000,000;

          (c) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within ninety (90) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property, or the Borrower's being adjudicated a bankrupt or insolvent.

     Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at the Prime Rate plus three percent (3%), and the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available at law or in equity.

     7.   Summary Proceedings. Any action, suit or proceeding where the amount
          -------------------
in controversy as to at least one party, exclusive of interest and costs, exceeds $1,000,000 ("Summary Proceeding"), arising out of or relating to this Note, or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the

"Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (i) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court,
(iv) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of or otherwise related to this Note and waives any and all rights to any such jury trial or to seek punitive damages.

     In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $1,000,000 (a "Proceeding"), arising out of or relating to this Note or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

     If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Note and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Lender's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business matters and one of whom shall be an attorney. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

     Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but such remedies shall not be sought as a means to avoid or stay arbitration or a Summary Proceeding.

     8.   Waivers. The Borrower hereby waives presentment, demand, protest and
          -------
notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

     9.   Registration Rights.  The shares of Common Stock issuable upon
          -------------------
conversion of this Note are subject to the registration rights set forth in Exhibit A attached hereto.
---------

     10. Notices. Notices required to be given hereunder shall be deemed validly given (3) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day after sent, charges paid by the sender, by Federal Express Next Day Delivery or other guaranteed delivery service, (iii) when sent by confirmed facsimile transmission, or (iv) when delivered by hand:

     If to the Lender:    At the address of its office listed in the first
                          paragraph of this Note

     If to the Borrower:  Internet Capital Group, Inc.
                          800 The Safeguard Building
                          435 Devon Park Drive
                          Wayne, Pennsylvania 19087

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

     11.  Failure or Indulgence Not Waiver.  Any failure by the Lender to
          --------------------------------
exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof. This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

     12.  Governing Law.  The Note shall be governed by and interpreted in
          -------------
accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the Borrower, by its duly authorized officer intending to be legally bound hereby, has duly executed this Convertible Note as of the date first written above.


                                        INTERNET CAPITAL GROUP, NC.


                                        By:____________________________________
                                        Name:
                                        Title:

                                   EXHIBIT A
                                   ---------

                              REGISTRATION RIGHTS
                              -------------------

     1.1  Piggyback Registration.
          ----------------------

          (a) If the Company at any time after the consummation of its initial public offering proposes for any reason, whether for its own account or the account of others, to register any of its securities under the Securities Act, other than pursuant to a Special Registration Statement (as hereinafter defined), it shall each such time promptly give written notice to the registered Holders of the Eligible Securities (as defined in Section 1.2(c)) of its intention to do so, and, upon the written request, given within twenty (20) days after receipt of any such notice, of a Holder to register any of its Eligible Securities, the Company shall (subject to Section 1.1(b) hereof) use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act promptly upon receipt of the written request of such Holders for such registration, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner contemplated by such registration statement. "Special Registration Statement means a registration statement on Forms S-8 or S-4 or any successor form or other registration statement relating to shares of Common Stock issued in connection with an acquisition of an entity or business or other business combination, or shares of Common Stock issued in connection with stock option or other employee benefit plans.

          (b) In connection with any exercise by a Holder of its "piggyback" registration rights pursuant to this Section 1.1 in connection with any underwritten offering of securities of the Company, if the Company is advised in writing (with a copy to the Holders requesting registration) by the lead underwriter for the offering that, in such firm's opinion, a registration of Eligible Securities at that time would interfere with the orderly sale and distribution of the securities being sold by the Company for its own account, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Eligible Securities in such registration statement on a pro rata basis based on the total number of Eligible Securities held by each such Holder and, third, to any other shareholders requesting registration.

          (c) For purposes of this Exhibit A, the following terms shall have the following meanings: (i) "Common Stock" shall mean the shares of common stock of Internet Capital or any successor corporation; (ii) "Company" shall mean and include Internet Capital and any successor corporation; (iii) "Holders" shall mean each Strategic Partner, as such term is defined in the Securities Holders Agreement (the "SHA"), dated February 2, 1999 among Internet Capital and the investors named therein, for so long as (and to the extent that) it owns any Eligible Securities, each of their respective successors, assigns, and transferees who become registered owners of Eligible Securities, and the holders of Eligible Securities pursuant to the Convertible Note (the "Note") dated April ____, 1999 and the Common Stock Purchase Warrant (the "Warrant"), dated April
________, 1999 to which this Exhibit A is attached; and (iv) "Internet
                             ---------

Capital" shall mean Internet Capital Group, Inc., a Delaware corporation.


     1.2  Demand Registration.
          -------------------

          (a) Any Strategic Partner may, at any time after consummation of the Company's initial public offering of equity securities, request in writing that the Company cause a registration statement to be filed under the Securities Act (on any Form then available to the Company) with respect to such of its Eligible Securities as it shall specify in such request, provided that (3) the gross proceeds from such offering will be or are reasonably expected to be not less than $5 million and (ii) such Strategic Partner includes at least 25% of its Eligible Securities in its request. The Company shall promptly give written notice of such request to the other Holders of Eligible Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner specified by such Holders in their notices and pursuant to this Section.

          (b) The Company shall not be required to file and cause to become effective more than two (2) registration statements at the demand of any Strategic Partner made under this Section 1.2.

          (c) The term "Eligible Securities" shall mean, on any date, (i) all shares of Common Stock or other securities of the Company issued by way of a stock split, stock dividend, recapitalization, merger or consolidation, (ii) plus all shares of Common Stock or other securities of the Company issued in respect of the Note and Warrant, (iii) but exclusive of any securities described in clauses (3) or (ii) which have been (A) sold in a public offering registered under Securities Act or (B) subsequently sold pursuant to Rule 144 under the Securities Act.

          (d) If the Holders of the Eligible Securities making such demand propose to sell their Eligible Securities in a firm commitment underwriting and the managing underwriter advises such Holders that not all Eligible Securities of such Holders can be included in such offering, then the requisite number of Eligible Securities shall be excluded from registration on a basis pro rata among the Holders of the Eligible Securities requesting such registration on the basis of the number of Eligible Securities held by each of them. If by virtue of this Section 1.2(d), more than 50% of the Eligible Securities which a Strategic Partner has demanded be registered are excluded from the registration statements then such Strategic Partner shall not be deemed to have exercised a demand registration right under this Section 1.2.

          (e) Provided the Company has honored its obligations under Section 1.1 no demand registration right granted in this Section may be exercised by any Strategic Partner during any period of time beginning on the date the Company
(i) files a registration statement with
the Securities and Exchange Commission registering any of its securities for sale to the public or (ii) files a registration statement upon the demand of any other Strategic Partner pursuant to this Section 1.2, and ending on the earlier to occur of (A) 90 days after the date on which such registration statement is declared effective by the Securities and Exchange Commission or otherwise becomes effective, and (B) the 180th day after the date of such filing.

          (f) The demand registration rights granted in this Section 1.2 shall expire, if not exercised prior thereto, on the date on which more than 90% of the Eligible Securities (as of the date of this Agreement) shall have been publicly sold by the Holders thereof in a public offering registered under the Securities Act of 1933 or pursuant to Rule 144 thereunder.

     1.3  Form S-3 Registrations. In addition to the rights provided the Holders
          ----------------------
of registrable securities in Sections 1.1 and 1.2 above, if the registration of Eligible Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more Holders of Eligible Securities, the Company will so notify each Holder of Eligible Securities, including each Holder who has a right to acquire Eligible Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Eligible Securities as the Holder or Holders shall specify pursuant to this Section 1.3, provided that the Company shall have no obligation to file a registration statement under this Section 1.3 unless the gross proceeds from the offering will be or are reasonably expected to be not less than $500,000.

     1.4  Registration Procedures. If and whenever the Company is under an
          -----------------------
obligation pursuant to the provisions of this Exhibit A to use its best efforts to effect the registration of any Eligible Securities the Company shall, as expeditiously as practicable:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become effective;

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act until the earlier of such time as all securities covered thereby have been sold or one hundred and eighty (180) days after such registration statement becomes effective, as such period may be extended pursuant to Section 1.5, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement for such period;

          (c) furnish to each selling stockholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Eligible Securities;

          (d) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or if there is no managing underwriter, the Holders of at least 25% of the Eligible Securities, shall request, (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

          (e) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 1.4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (f) furnish on the date that such Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and at the request of any Holder or Holders of Eligible Securities requesting registration pursuant to this Exhibit A, to the Holder or Holders making such request, stating that such registration statement has become effective under the Securities Act and that (1) no stop order suspending the effectiveness thereof has been issued and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (4) the description in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and all contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as the underwriters, if any, and any such Holder or Holders requesting such opinion may reasonably request; and (ii) in the case of an underwritten offering, a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters and the Company's Board of Directors in the customary form

     1.5  Delay in Registration. Notwithstanding anything contained in this
          ---------------------
Agreement to the contrary, the Company reserves the right to delay any such registration pursuant to this Exhibit A for a period of not more than one hundred and twenty (120) days, or to withhold efforts to cause such registration statement to become effective for a period of not more than one hundred twenty
(120) days, if the Board of Directors of the Company determines in good faith that such registration might (A) interfere with or affect the negotiation or completion of any material transaction that is being contemplated by the Company, or (B) involve initial or continuing disclosure obligations materially adverse to the best interests of the Company's shareholders. If after a registration statement becomes effective, the Company advises the Holders of the registrable securities covered by such registration statement that the Company considers it appropriate for the registration statement to be amended, the Holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The time periods referred to this Exhibit A shall be extended for an additional number of business days during which the rights to sell shares was suspended.

     1.6  Information to be Furnished by Holders of Eligible Securities. Each
          -------------------------------------------------------------
prospective seller of Eligible Securities, registered or to be registered under any registration statement shall furnish to the Company such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company

     1.7  Expenses of Registration.
          ------------------------

          (a) All expenses incurred by the Company in complying with this Exhibit A (other than the underwriting discounts and commissions), including, without limitation: (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.);
(ii) the fees and expenses of complying with securities and blue sky laws; (iii) expense allowances of the underwriters; (v) printing expenses; (v) fees and disbursements of Company counsel and of one counsel for the participating Holders together, which counsel is reasonably acceptable to the Holders; and
(vi) the fees and expenses of the independent public accountants (including the expense of any special audits in connection with any such registration), are hereinafter called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities covered by any such registration, are herein called "Selling Expenses."

          (b) The Company shall pay all Registration Expenses in connection with all piggyback registrations under Section 1.1 and all demand registrations under
Section 1.2 plus up to one (1) S-3 registration per year pursuant to Section
1.3. All Selling Expenses in connection with each registration pursuant to this Exhibit A and any legal fees and expenses of additional special counsel for the sellers shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration, or in such other proportions as they may agree upon.

     1.8  Indemnification.
          ---------------

          (a) The Company shall indemnify and hold harmless each Holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to this Exhibit A against any loss, claims, damages or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in a registration statement including Eligible Securities owned by such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder to a particular Holder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such Holder or by its representative or by any underwriter on behalf of such Holder or if the untrue statement or omission is corrected in a supplement or amendment to the prospectus provided by the Company to such Holder in a timely fashion in accordance with this Exhibit A which was not used by such Holder.

          (b) Each Holder of Eligible Securities joining in any registration statement of the Company pursuant to this Exhibit A shall indemnify and hold harmless the Company, its executive officers, directors, and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to Exhibit A against any losses, claims, damages, or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Holder or by its representative or by any underwriter on behalf of such Holder for such purpose, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action provided, however, that the total amount payable by a Holder under this Section
--------  -------
1.8(b) shall not exceed the net proceeds received by such Holder in such registered offering.

          (c) Promptly after receipt by an indemnified party under this Section
1.8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 1.8.

          (d) If the indemnification provided for in this Section 1.8 is unavailable to or insufficient to hold harmless an amount in excess of the proceeds received by such Holder in the offering.

     1.9  Underwriting Agreement. If Eligible Securities are sold pursuant to a
          ----------------------
registration statement in an underwritten offering pursuant to this Exhibit A, the Company and the Holders participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed .by such issuer or seller, including, without limiting the generality of the foregoing, customary, provisions with respect to indemnification by the Company of the underwriter(s) of such offering.

     1.10 "Market Stand-Off" Agreement. Each Holder hereby agrees that it shall
          ----------------------------
not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Eligible Securities for up to that period of time following the effective date of a registration statement of the Company filed under the Securities Act as is requested by the managing underwriters of such offering, not to exceed one hundred and eighty
(180) days.

     1.11 Subsequent Registration Rights. The Company shall not grant any
          ------------------------------
registration rights to any other person that are more favorable to such person than the registration rights granted to the Holders hereunder without the prior written consent of the Holders of at least a majority of the Eligible Securities.

     1.12 Assignment. The registration rights granted hereunder may be assigned
          ----------
by a Holder to any person who acquires such Holder's Eligible Securities in accordance with the SHA and the Amended and Restated Certificate of Incorporation and Bylaws of the Company..

                                 Exhibit 1.1(D)
                                 --------------

                             TERMS OF SUBORDINATION

     The principal of and interest on the Subordinated Debt, including, without limitation, the Subordinated Notes, together with any and all fees and expenses and all other amounts payable thereunder, including, without limitation, post-petition interest (the "Subordinated Indebtedness"), shall be subordinate and junior to payment in full in cash or cash equivalents of the obligations of the Borrowers to the Banks under the Credit Agreement and the other Loan Documents (the "Obligations") and the instruments creating the Subordinated Indebtedness shall include the terms and conditions set forth herein and no other terms inconsistent therewith. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement, dated as of April 30, 1999 (the "Credit Agreement"), by and among Internet Capital Group, Inc., Internet Capital Group Operations, Inc., the Banks (as defined in the Credit Agreement) and PNC Bank, National Association, in its capacity as agent for the Banks under the Credit Agreement.

     Until all Obligations shall have been paid in full and Commitments under the Credit Agreement are irrevocably terminated under the Loan Documents and notwithstanding anything in the Subordinated Loan Documents to the contrary:

     (i) Neither Borrower shall be permitted to, directly or indirectly, make any payment on account of, or transfer any collateral for any part of, the Subordinated Indebtedness;

     (ii) Subordinated Lender shall not be permitted to demand, sue for, or accept from any Borrower or any other Person any such payment or collateral, to take any other action to enforce or collect upon any such payment or to enforce its rights in respect of or accelerate the Indebtedness, nor cancel, set off or otherwise discharge any part of the Indebtedness; and

     (iii) Neither any of the Borrowers nor Subordinated Lender shall be permitted to otherwise take any action prejudicial to or inconsistent with the Banks' priority position over Subordinated Lender created by these subordination provisions.

     Any instrument evidencing any Subordinated Indebtedness shall bear a legend providing that payment of the Subordinated Indebtedness has been subordinated to prior payment of the Obligations in the manner and to the extent set forth in the body of such instrument incorporating therein the provisions of this Exhibit
                                                                         -------
1.1(D).
------

     Subordinated Lender will not be permitted to commence or join with any other creditor or creditors of any Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against any Borrower except at the request of the Agent. At any general meeting of creditors of any Borrower or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of any Borrower or the proceeds thereof whether such proceeding be for the liquidation, dissolution or winding up of any Borrower or its business, receivership, insolvency or bankruptcy proceeding, as assignment for the benefit of creditors or proceeding by or against any Borrower for extension or otherwise, if all the Obligations have not been paid in full at the time, the Banks will be irrevocably authorized at any such meeting or in any such proceeding:

     (i) To enforce claims comprising the Subordinated Indebtedness in the name of Subordinated Lender by proof of debt, proof of claim, suit or otherwise;

     (ii) To collect any assets of any Borrower distributed, divided or applied by way of dividend or payment, or such securities issued, on account of the Subordinated Indebtedness and apply the same, or the proceeds of any realization upon the same that the Banks in their discretion elect to effect, to the Obligations until the Obligations shall have been paid in full;

     (iii) To vote claims comprising the Subordinated Indebtedness to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition or extension, and

     (iv) To take generally any action in connection with any such meeting or proceeding which Subordinated Lender might otherwise take.

     Subject to and from and after the indefeasible payment in full in cash or cash equivalents of the Obligations, Subordinated Lender shall be subrogated to the rights of the Banks to receive payments or distributions of cash, property or securities of any Borrower applicable to the Obligations. It being understood that the provisions set forth in this Exhibit 1.1(D) to be included in the
                                      --------------
instruments creating the Subordinated Indebtedness are intended solely for the purpose of defining the relative rights of Subordinated Lender and the Banks. None of such provisions is intended to or shall impair, as between any Borrower, its creditors other than the Banks and Subordinated Lender the obligation of any Borrower to pay the principal of and premium, if any, and the interest and other amounts on any other debt of any Borrower as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of Subordinated Lender and any other creditors of any Borrower.

     Should any payment on account of or any collateral for any part of the Subordinated Indebtedness be received by Subordinated Lender in violation of these provisions, such payment or collateral shall be required to be delivered forthwith to the Banks by the recipient for application to the Obligations, in the form received. The Banks will be irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be required to be held by the recipient in trust for the Banks and shall not be permitted to be commingled with other funds or property of the recipient.

     The Banks will be authorized to demand specific performance of these provisions, whether or not any Borrower shall have complied with the provisions of this Exhibit 1.1(D) applicable to it, at any time when Subordinated Lender
        --------------
shall have failed to comply with any provision of this Exhibit 1.1(D)
                                                       --------------
applicable to it, as such provisions are set forth in the instrument creating the Subordinated Indebtedness. Subordinated Lender will be required to irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance in any action brought therefor by the Banks. Subordinated Creditor will be required to waive presentment, notice and protest in connection with all negotiable instruments evidencing the Obligations, notice of the acceptance of the instrument creating the Obligations incurred, extension granted or other action taken in reliance on these provisions, and all demands and notices of every kind in connection with the Loan Documents, the Obligations or time of payment of the Obligations; to assent to any renewal, extension or postponement of the time of payment of the Obligations or any other indulgence with respect thereto, to any increase in the amount of the Obligations, to any addition, substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon;.and to assent to the provisions of any instrument, security or other writing evidencing the Obligations.

     The portion of the instrument creating the Subordinated Indebtedness which relates to or includes the provisions specified by this Exhibit 1.1(D) shall
                                                        --------------
not be permitted to be amended without the consent of the Banks.

     The Borrower and Subordinated Lender shall be required to execute and deliver to the Banks such further instruments and take such further action as the Banks may at any time or times reasonably request in order to carry out the provisions and intent of this Exhibit 1.1(D) as incorporated into the
                              --------------
instruments creating the Subordinated Indebtedness.

     Notwithstanding anything to the contrary in this Exhibit 1.1(D), in the
                                                      --------------
event that any Subordinated Loan Documents grant or create conversion rights in favor of holders of Subordinated Indebtedness, holders of such Subordinated Indebtedness shall be entitled to convert all or a portion of such Subordinated Indebtedness into equity securities of any Borrower or other Person as provided in such Subordinated Loan Documents.

                               EXHIBIT 1.1(G)(1)
                                    FORM OF
                  GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

     This Guarantor Joinder and Assumption Agreement is made as of__________, [1999] [2000], by ____________________________, a _____________________________
[corporation/partnership](the "New Guarantor").
                               -------------

                                  Background
                                  ----------

     Reference is made to (i) the Credit Agreement dated as of April __, 1999, as the same may be modified, supplemented or amended (the "Agreement"), by and
                                                           ---------
among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET
                                                             ---
CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations"; ICG
                                                         --------------
and ICG Operations being referred to herein individually as a "Borrower" and
                                                               --------
collectively as the "Borrowers"), the Banks who are parties to the Agreement,
                     ---------
and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks under the Agreement, (ii) the Guaranty and Suretyship Agreement, dated as of ______________,[1999] [2000] (the "Guaranty"), of Guarantors issued to Banks and
                                   --------
Agent, as the same may be modified, supplemented or amended, (iii) the Security Agreement referred to in the Agreement, as the same may be modified, supplemented or amended, (iv) the Intercompany Subordination Agreement referred to in the Agreement, as the same may be modified, supplemented or amended, and
(v) the other Loan Documents referred to in the Agreement, as the same may be modified, supplemented or amended.

                                   Agreement
                                   ---------

     Capitalized terms defined in the Agreement are used herein as defined therein. In consideration of the New Guarantor becoming a Guarantor under the terms of the Agreement (including, but not limited to Sections 7.2.9 and 10.19 thereof) and in consideration of the value of the synergistic benefits received by New Guarantor as a result of becoming affiliated with the Borrowers and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Agreement, and the Guaranty, and hereby becomes party to the Intercompany Subordination Agreement, the Security Agreement and each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as any Loan or any Commitment of any Bank shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of each Borrower under the Loan Documents, New Guarantor has assumed the obligations of a Guarantor under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement, the Guaranty, the Intercompany Subordination Agreement, the Security Agreement and each of the other Loan Documents which are stated to apply to or are made by a Guarantor. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties with respect to the Guarantors set forth in Article 5 of the Agreement is true and correct, in all material respects, as to New Guarantor on and as of the date hereof as if made on and as of the date hereof by New Guarantor (except representations and warranties which relate solely to an earlier date or time which representations and warranties shall be true and correct in all material respects on and as of the specific date or times referred to in said representations and warranties) and (ii) New Guarantor has heretofore received a true and correct copy of the Agreement, the Guaranty and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

     New Guarantor hereby makes, affirms, and ratifies in favor of the Banks and the Agent, the Agreement, the Guaranty, the Intercompany Subordination Agreement, the Security Agreement and each of the other Loan Documents to which the Guarantors are parties.

     New Guarantor is simultaneously delivering to the Agent the following documents together with the Joinder required under Sections 7.2.9 (Subsidiaries, etc.) and 10.19 (Joinder of Guarantors) of the Agreement:

                                                                       Not
                       Document                          Delivered  Delivered

     Amendment to Patent, Trademark and Copyright            [_]
     Security Agreement (mandatory)

     Pledge Agreement - New Guarantor pledging stock         [_]         [_]
     of its Subsidiaries (if applicable)

     UCC-1 Financing Statement naming New                    [_]
     Guarantor as debtor (mandatory)

     Opinion of Counsel (mandatory)                          [_]


                                                                       Not
               Schedule No. and Description              Delivered  Delivered
               ----------------------------              ---------  ---------

     Schedules to Security Agreement.

          Schedule 1 - List of Grantors; Collateral          [_]
                       Information (mandatory)


     New Guarantor shall, or shall cause the Borrowers to, deliver to the Agent the following documents:

     Pledge Agreement - parent of New Guarantor              [_]
     pledging Stock of New Guarantor (if applicable)

Updated Schedules to Credit Agreement. [Note: updates to schedules do not cure any breach of warranties].

                                                                       Not
               Schedule No. and Description              Delivered  Delivered
               ----------------------------              ---------  ---------

     Schedule 5.1.1  - Qualification to do                   [_]
                       Business (mandatory)

     Schedule 5.1.3  - Subsidiaries (mandatory)              [_]

     Schedule 5.1.8  - Owned and Leased Real                 [_]         [_]
                       Property (if applicable)

     Schedule 5.1.15 - Patents, Trademarks,                  [_]         [_]
                       Copyrights, Licenses,
                       Etc. (if applicable)

     Schedule 5.1.18 - Insurance Policies (if                [_]         [_]
                       applicable)

     Schedule 5.1.20 - Material Contracts (if                [_]         [_]
                       applicable)

     Schedule 5.1.22 - Employee Benefit Plan                 [_]         [_]
                       Disclosures (if
                       applicable)

     Schedule 5.1.24 - Environmental                         [_]         [_]
                       Disclosures (if
                       applicable)

     Schedule 7.2.1  - Permitted Indebtedness                [_]         [_]
                       (if applicable)

     In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement.


     IN WITNESS WHEREOF, the New Guarantor has duly executed this Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Banks, as of the date and year first above written.


                                           [___________________________________]


                                           By:__________________________________

                                           Title:_______________________________


Acknowledged and accepted:


PNC BANK, NATIONAL ASSOCIATION, as Agent



By:___________________________________

Title:________________________________


     For purposes of delivering the Pledge Agreement referred to hereinabove and updating the Schedules to the Agreement referred to herein:



INTERNET CAPITAL GROUP, NC.



By:___________________________________

Name: ________________________________

Title:________________________________

INTERNET CAPITAL GROUP OPERATIONS, INC.



By:___________________________________

Name:_________________________________

Title:________________________________

                               EXHIBIT 1.1(G)(2)
                                    FORM OF
                       GUARANTY AND SURETYSHIP AGREEMENT


       This Agreement (the "Agreement"), dated as of___________, [1999/2000], is made and given by_______________, a __________ corporation and each of the other Subsidiaries which become Guarantors from time to time pursuant to a Guarantor Joinder and Assumption Agreement (collectively the "Guarantors;" and each is
                                                    ----------
sometimes referred to individually as a "Guarantor" ), INTERNET CAPITAL GROUP,
                                         ---------
INC., a Delaware corporation ("ICG"), INTERNET CAPITAL GROUP OPERATIONS, INC., a
                               ---
Delaware corporation ("ICG Operations"; ICG and ICG Operations being referred to
                       --------------
herein individually as a "Borrower" and collectively as the "Borrowers"), in
                          --------                           ---------
favor of the Agent and the Banks as defined in that certain Credit Agreement dated as of even date herewith (as it may hereinafter from time to time be amended, restated, modified or supplemented, the "Credit Agreement"), by and
                                                  ----------------
among ICG, ICG Operations, the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks (the "Agent").
                                                          -----

                                  WITNESSETH:
                                  ----------

       WHEREAS, this Agreement is made by the Guarantors, among other things, to induce the Agent and the Banks to enter into and make loan advances pursuant to the Credit Agreement, to induce the Agent and the Banks to extend credit to the Borrowers from time to time under the Credit Agreement, and to comply with the requirements of the Credit Agreement; and

       WHEREAS, the respective businesses and investments of the Guarantors are interdependent and loans made to any Borrower under the Credit Agreement are with the expectation that the profits and other opportunities from such investment will directly or indirectly inure to the benefit of each Guarantor and to all of them taken as an affiliated group.

       NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantors hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

       1.01.  Definitions. Capitalized terms used herein and not otherwise
              -----------
defined herein shall have such meanings as given to them in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

       "Guaranteed Obligations" shall mean with respect to each Guarantor all
        ----------------------
     obligations from time to time of any Borrower or any other Guarantor to any of the Agent or the Banks under or in connection with the Credit Agreement or any other Loan Document or which arise in any other manner and relate thereto, whether for principal, interest, fees, indemnities, expenses or otherwise, and all refinancings or refundings thereof, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Borrower or any Guarantor (hereinafter referred to as an "Obligor") or which would have arisen or
                                     -------
     accrued but for the commencement of such proceeding, even if the claim for such obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such obligations include all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, any of the Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by any other Obligor under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement if the Agent and the Banks (or any successive assignee or transferee) from time to time assign or otherwise transfer all of their respective rights and obligations under the Loan Documents (including, without limitation, all of any commitment to extend credit), or any other Guaranteed Obligations, to any other Obligor.


                                  ARTICLE II
                                   GUARANTY
                                   --------

          2.01   Guaranty and Suretyship. The Guarantors jointly and severally
                 -----------------------
hereby absolutely, unconditionally and irrevocably guarantee and become surety, as though each Guarantor was a primary obligor, for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against any Borrower or any other Person or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any one or more of the Guarantors regardless of whether action is brought against any Borrower, any other Guarantor or any other Person or whether any Borrower, any other Guarantor or any other Person is joined in any such action or actions.

          2.02  Obligations Absolute. The Guarantors agree that the Guaranteed
                --------------------
Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Agent or the Banks or any other Person with respect thereto. The obligations of the

Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

                 (a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

                 (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

                 (c) Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against any Borrower or any other Obligor under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

                 (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, or any failure to
                                                            --
protect, perfect, or preserve the value of or any enforcement of, realization
                                           --
upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay or wrongful action by the Agent or the Banks, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Agent or the Banks, or any
      --
of them, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Obligor.

                 (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Borrower or any other Obligor; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Borrower or any other Obligor; or any action taken or election made by the Agent or the Banks, or any of them (including but not limited to any election under Section 111 1(b)(2) of the United States Bankruptcy Code), any Borrower or any other Obligor in connection with any such proceeding.

                 (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by any Borrower or any other person with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of any Borrower or any other Obligor from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

                 (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

          2.03.  Waivers, etc. The Guarantors hereby waive any defense to or
                 ------------
limitation on their obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.02 hereof Without limitation and to the full extent permitted by applicable law, the Guarantors waive each of the following:

                 (a) All notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.02 hereof any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed Obligation; any notice of any default or any failure on the part of any Borrower or any other Obligor to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of any Borrower or any other Obligor.

                 (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Obligor in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against any Borrower or any other Obligor of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Agent or the Banks, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed

Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that any Guarantor receive notice of such acceptance.

                 (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Agent or the Banks, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Agent or the Banks, or any of them, to seek a deficiency against any Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Obligations.

          2.04.  Reinstatement. This Agreement shall continue to be effective,
                 -------------
or be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Agent and the Banks, or any of them, for any reason (including, without limitation, by reason of such payment being a preference, fraudulent transfer or fraudulent conveyance), all as though such payment had not been made.

          2.05.  No Stay. Without limitation of any other provision of this
                 -------
Agreement, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against any Borrower or any other Obligor of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Agreement and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

          2.06.  Payments. All payments to be made by any Guarantor pursuant to
                 --------
this Agreement shall be made without setoff counterclaim, withholding or other deduction of any nature.

          2.07.  Continuing Guaranty. This Agreement is a continuing agreement
                 -------------------
and shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04 hereof Any purported termination, revocation or discharge of this Agreement shall be void and of no effect. For purposes of this Agreement the Guaranteed Obligations shall not be deemed to have been paid in full until the Agent and the Banks shall have indefeasibly received payment of the Guaranteed Obligations in full and in cash and all commitments to extend credit under the Loan Documents have terminated.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Each Guarantor hereby represents and warrants to the Agent and the Banks with respect to itself as follows:

          3.01. No Conditions Precedent. There are no conditions precedent to
                -----------------------
the effectiveness of this Guaranty that have not been satisfied or waived.

          3.02. No Reliance. The Guarantor has, independently and without
                -----------
reliance upon the Agent and the Banks, or any of them, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

          3.03. Representations and Warranties Remade at Each Extension of
                ----------------------------------------------------------
Credit. Each request (including any deemed request) by any Borrower for any
------
extension of credit under the Credit Agreement shall be deemed to constitute a representation and warranty by each Guarantor to the Agent and the Banks that the representations and warranties made by each Guarantor in this Agreement are true and correct, in all material respects, on and as of the date of such request with the same effect as though made on and as of such date.


                                  ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

          4.01. Amendments, etc. No amendment to or waiver of any provision of
                ---------------
this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by the applicable Guarantor and by or on behalf of the Agent and the Banks. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          4.02. No Implied Waiver; Remedies Cumulative. No delay or failure of
                --------------------------------------
the Agent or the Banks, or any of them, in exercising any right or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agent and the Banks under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

          4.03. Notices. Each Guarantor agrees that all notices, statements,
                -------
requests, demands and other communications under this Agreement shall be given to such Guarantor at the address set forth below its name on the signature page hereof in the manner and with the effect provided in Section 10.6 of the Credit Agreement. The Agent and the Banks may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and the Agent and the Banks shall have no duty to verify the identity or authority of the Person giving such notice.

          4.04. Expenses. Each Guarantor unconditionally agrees to pay all costs
                --------
and expenses, including reasonable attorney's fees incurred by the Agent and any of the Banks in enforcing this Agreement against any Guarantor.

          4.05. Prior Understandings. This Agreement constitutes the entire
                --------------------
agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

          4.06. Survival. All representations and warranties of the Guarantors
                --------
contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Agent and the Banks, or any of them, any extension of credit, or any other event or circumstance whatsoever.

          4.07. Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          4.08. Setoff. In the event that at any time any obligation of the
                ------
Guarantors now or hereafter existing under this Agreement shall have become due and payable, the Agent and the Banks, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of the Agent and the Banks to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Agent or the Banks. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Agent and/or the Banks, or any of them, shall have given any notice or made any demand under this Agreement or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Agent and the Banks, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or other direct or indirect security, right or remedy available to the Agent and the Banks. The rights of the Agent and the Banks under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker's lien) which the Agent and the Banks, or any of them, may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Agent and the Banks, or any of them. The Guarantors hereby agree that, to the fullest extent permitted by law, any affiliate of the Agent and the Banks, or any of them, and any holder of a participation in any obligation of any Guarantor under this Agreement, shall have the same rights of setoff as the Agent and the Banks as provided in this Section 4.08 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).

          4.09. Construction. The section and other headings contained in this
                ------------
Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof shall apply to this Agreement.

          4.10. Successors and Assigns. This Agreement shall be binding upon
                ----------------------
each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Banks, or any of them, and their successors and assigns. Without limitation of the foregoing, the Agent and the Banks, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other person or entity and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other person or entity under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other person or entity shall be vested with all the benefits in respect thereof granted to the Agent and the Banks in this Agreement or otherwise.

          4.11. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
                ---------------------------------------------------------------

          (a)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND
               -------------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          (b)  Certain Waivers. EACH GUARANTOR HEREBY IRREVOCABLY:
               ---------------

          (i) CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF CHESTER COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS PROVIDED FOR IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF;

          (ii) WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE; AND

          (iii) WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

          (c)   Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW,
                -----------------------
NO CLAIM MAY BE MADE BY ANY GUARANTOR OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          4.12. Severability; Modification to Conform to Law.
                --------------------------------------------

          (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any matter affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of the Guarantor's obligations hereunder invalid or unenforceable, the Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

          (c) Notwithstanding anything to the contrary in this Section 4.12 or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section
4.12 (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor's obligations hereunder as to each element of such assertion.

          4.13. Additional Guarantors. At any time after the initial execution
                ---------------------
and delivery of this Agreement to the Agent and the Banks, additional Obligors may become parties to this Agreement and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Agent and the Banks a Joinder and Assumption Agreement in the form or Exhibit 1.1(G)(1) to the
                                                        -----------------
Credit Agreement. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor.

          4.14  Joint and Several Obligations. The obligations of each Guarantor
                -----------------------------
under this Agreement are joint and several.

          4.15  Receipt of Credit Agreement and Other Loan Documents. Each
                ----------------------------------------------------
Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with and be bound by all of the provisions of the Credit Agreement and the other Loan Documents including, without limitation, those covenants contained in Sections 7.1 and 7.2 of the Credit Agreement.

                        [SIGNATURES BEGIN ON NEXT PAGE]

       [SIGNATURE PAGE 1 OF 1 TO THE GUARANTY AND SURETYSHIP AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        [INSERT NAME(S) OF GUARANTOR(S)]

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                               EXHIBIT 1.1(I)(2)
                                    FORM OF
                     INTERCOMPANY SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT is dated as of April ____,1999 and is made by and among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET
                                                                 ---
CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations"; ICG
                                                         --------------
and ICG Operations being referred to herein individually as a "Borrower" and
                                                               --------
collectively as the "Borrowers"), and each direct and indirect Subsidiary of the
                     ---------
Borrower as listed on the signature lines hereto (being collectively referred to herein together with the Borrower as the "Companies" and individually as a
                                          ---------
"Company") and for the benefit of the Agent (as defined below). Each capitalized
 -------
term used herein shall, unless otherwise defined herein, have the same meaning given to such term in the Credit Agreement of even date herewith (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the BANKS (as defined in the
           ----------------
Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the "Agent").
                    -----

                               WITNESSETH THAT:

     WHEREAS, pursuant to the Credit Agreement, the Banks intend to make Loans to the Borrower as provided therein;

     WHEREAS, the Companies are now or may hereafter become indebted to each other (all present and future indebtedness of the Companies to each other except for the Operating Expenses defined below, whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the "Subordinated Debt");
     -----------------

     WHEREAS, ICG Operations operates the day-to-day activities of ICG, and in its capacity as ICG's operating company, ICG Operations incurs expenses which are paid directly to ICG Operations by ICG, or through payables and receivables between ICG and ICG Operations which are satisfied in the ordinary course of ICG's and ICG Operations' business (the "Operating Expenses"); and
                                         ------------------

     WHEREAS, the obligation of the Banks to make Loans is subject to the condition, among others, that the Companies subordinate the Subordinated Debt to the Obligations of the Loan Parties to the Banks pursuant to the Loan Documents (the "Senior Debt") in the manner set forth herein.
      -----------

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1.   Subordinated Debt Subordinated to Senior Debt. The recitals set forth
          ---------------------------------------------
above are hereby incorporated by reference. All Subordinated Debt shall be subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt pursuant to the provisions contained herein.

     2.   Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution
          ----------------------------------------------
of assets of any Company (a) in the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar case or proceeding in connection therewith, relative to any such Company or to its assets, or (b) after the occurrence and during the continuance of an Event of Default or Potential Default under the Credit Agreement or any liquidation, dissolution or other winding up of any such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) in the event of any assignment for the benefit of creditors or any marshaling of assets and liabilities of any such Company (a Company distributing assets as set forth herein being referred to in such capacity as a "Distributing Company"), then and in any such event the
                          --------------------
Banks shall be entitled to receive indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Subordinated Debt owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Subordinated Debt, and to that end the Banks shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Debt owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up or event.

     3.   No Commencement of any Proceeding. Each Company agrees that, so long
          ---------------------------------
as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Banks or the Agent on behalf of the Banks in commencing, any collection or enforcement proceeding against any other Company, including, but not limited to, those described in Section 2 hereof, or any other enforcement action of any kind against any Company in respect of the Subordinated Debt.

     4.   Prior Payment of Senior Debt Upon Acceleration of Subordinated Debt.
          ------------------------------------------------------------------
If any portion of the Subordinated Debt owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Banks shall be entitled to receive indefeasible payment in full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Credit Agreement or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Subordinated Debt is entitled to receive any payment thereon.

     5.   No Payment When Senior Debt in Default. If any Event of Default under
          --------------------------------------
the Credit Agreement shall have occurred and be continuing or such an Event of Default would result from or exist after giving effect to a payment with respect to any portion of the Subordinated Debt, unless the Banks shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by the Company owing such Subordinated Debt on account of principal or interest on any portion of the Subordinated Debt.

     6.   Payment Permitted if No Default. Nothing contained in this Agreement
          -------------------------------
shall prevent any of the Companies, at any time, except during the pendency of any of the conditions described in Sections 2, 4 and 5 hereof, from making the regularly scheduled payments of the Subordinated Debt, or the retention thereof by any of the Companies of any money deposited with it for the regularly scheduled payments of or on account of the Subordinated Debt.

     7.   Receipt of Prohibited Payments. If, notwithstanding the foregoing
          ------------------------------
provisions of Sections 2, 4, 5 and 6 hereof, a Company which is owed Subordinated Debt by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, other than as expressly permitted by the terms of this Agreement, then and in such event such payment or distribution shall be held in trust for the benefit of the Banks, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Agent for the benefit of the Banks in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

     8.   Rights of Subrogation. Each Company agrees that no payment or
          ---------------------
distribution to the Banks pursuant to the provisions of this Agreement shall entitle the Company to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly paid in full and the Commitments under the Credit Agreement shall have terminated.

     9.   Instruments Evidencing Subordinated Debt. At the request of the Agent,
          ----------------------------------------
each Company shall cause each instrument, if any, which now or hereafter evidences all or a portion of the Subordinated Debt to be conspicuously marked as follows:

          "This instrument is subject to the terms of an Intercompany Subordination Agreement dated as of April ____, 1999 in favor of PNC Bank, National Association, as Agent, which Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Subordination Agreement."

At the Agent's request, each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

     10.  Agreement Solely to Define Relative Rights. The purpose of this
          ------------------------------------------
Agreement is solely to define the relative rights of the Companies, on the one hand, and the Agent and the Banks, on the other hand. Nothing contained in this Agreement is intended to or shall prevent the Companies from exercising all remedies otherwise permitted by applicable law upon default under any agreement pursuant to which the Subordinated Debt is created, subject to Sections 2, 3, 4, 5 and 6 hereof, including, without limitation, the rights under this Agreement of the Agent or the Banks to receive cash, property or securities otherwise payable or deliverable with respect to the Subordinated Debt.

     11.  No Implied Waivers of Subordination. No right of the Banks or the
          -----------------------------------
Agent on behalf of the Banks to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company, by any act or failure to act by the Agent or any Bank, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Subordinated Debt is created, regardless of any knowledge thereof the Agent or any Bank may have or be otherwise charged with. Each Company by its acceptance hereof agrees that, so long as there is Senior Debt outstanding or the Commitments are in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, the obligations of the Subordinated Debt, other than by means of payment of such Subordinated Debt according to its terms, without the prior written consent of the Agent.

     Without in any way limiting the generality of the foregoing paragraph, in accordance with the Credit Agreement, the Agent on behalf of the Banks, the Banks, or the Required Banks, as the case may be, at any time and from time to time, without the consent of or notice to the Companies, except to the extent required by the Credit Agreement or other Loan Documents, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Banks, may do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend, restate, supplement or otherwise modify the Senior Debt or the Credit Agreement; (ii) release any person liable in any manner for the payment or collection of the Senior Debt; and (iii) exercise or refrain from exercising any rights against any of the Companies and any other person or entity.

     12.  Additional Subsidiaries. The Companies covenant and agree that they
          -----------------------
shall not create or acquire any additional Subsidiaries after the date hereof, except to the extent permitted under the Credit Agreement. Borrower shall cause each direct or indirect Subsidiary which it creates or acquires after the date hereof to become a party to this Agreement by executing a joinder to this Agreement in a form acceptable to and approved by the Agent promptly after Borrower acquires or creates such Subsidiary.

     13.  Continuing Force and Effect. This Agreement shall continue in force
          ---------------------------
until all of the Senior Debt is indefeasibly paid in full and the Commitments under the Credit Agreement have terminated, it being contemplated that this Agreement be of a continuing nature.

     14.  Modification. Amendments or Waivers. Any and all agreements amending
          ------------
or changing any provision of this Agreement or the rights of the Agent on behalf of the Banks or the Banks hereunder, and any and all waivers or consents to any departures from the due performance of the Companies hereunder shall be made only by written agreement, waiver or consent signed by the Agent.

     15.  Expenses. Subject to any additional provisions set forth in Section
          --------
10.3 of the Credit Agreement, the Companies each unconditionally and jointly and severally agree upon demand to pay to the Agent on behalf of the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements, including but not limited to reasonable fees and expenses of counsel, which may be incurred by the Banks in connection with (a) the exercise or enforcement of any of the rights of the Banks hereunder, or (b) the failure by the Companies to perform or observe any of the provisions hereof.

     16.  Severability. The provisions of this Agreement are intended to be
          ------------
severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     17.  Governing Law. This Agreement shall be a contract under the internal
          -------------
laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth without giving effect to its conflicts of law principles.

     18.  Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
the Agent, the Banks and their respective successors and assigns, and the obligations of the Companies shall be binding upon their respective successors and assigns. The duties and obligations of each of the Companies may not be delegated or transferred by it.

     19.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     20.  Attorneys-in-Fact. Each Company hereby authorizes and empowers the
          -----------------
Agent, at its election and in the name of either itself, or in the name of each Company, to execute and file proofs and documents and take any other action the Agent may deem advisable to enforce the Banks' interests relating to the Subordinated Debt created hereunder and their right of enforcement thereof as set forth herein, and to that end the Companies hereby irrevocably make, constitute and appoint the Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company and with full power for such Company and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and irrevocable. Each Company hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

     21.  Application of Payments. In the event any payments are received by the
          -----------------------
Agent on behalf of the Banks or any Bank under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

     22.  Remedies. In the event of a breach by any of the Companies in the
          --------
performance of any of the terms of this Agreement, the Agent on behalf of the Banks or any Bank may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Banks at law may not fully compensate the Banks for the damages they may suffer in the event of a breach hereof.

     23.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH COMPANY HEREBY
          ---------------------------------------------
IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF CHESTER COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND EACH COMPANY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

                   [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

     WITNESS the due execution hereof as of the day and year first above written.


                                        COMPANIES:

                                        INTERNET CAPITAL GROUP, INC.



                                        By: ____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        INTERNET CAPITAL GROUP OPERATIONS, INC.



                                        By: ____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                EXHIBIT 1.1(P)(1)
                                    FORM OF
              PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT


     This Patent, Trademark and Copyright Security Agreement (the "Agreement"),
                                                                   ---------
dated April ___, 1999, is entered into among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET CAPITAL GROUP OPERATIONS, INC., a
                       ---
Delaware corporation ("ICG Operations" ICG and ICG Operations being referred to
                       --------------
herein individually as an "Assignor" or a "Borrower" and collectively as the
                           --------        --------
"Assignors" or the "Borrowers"), the BANKS (as defined in the Credit Agreement)
 ---------          ---------
and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement referred to below (the "Assignee").
                                             --------

     WHEREAS, pursuant to that certain Credit Agreement (as the same may be amended, restated, modified or supplemented from time to time, the "Credit
                                                                    ------
Agreement") of even date herewith by and among ICG, ICG Operations, the
---------
Guarantors, the Banks and Assignee, as Agent for the Banks, the Banks have agreed to provide certain loans to each Borrower and each Assignor has agreed, among other things, to grant to the Assignee a security interest in, and upon the occurrence of an Event of Default (as that term is defined in the Credit Agreement) to conditionally assign to the Assignee for the benefit of the Banks, certain patents, trademarks and copyrights.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1. Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings given to them in the Credit Agreement.

     2. To secure the payment and performance of all indebtedness and other obligations of the Assignor now or hereafter existing under the Credit Agreement and the other Loan Documents, including, without limitation, principal, interest, fees, expenses, reasonable costs and expenses of enforcement, reasonable attorney's fees and expenses, and obligations under indemnification provisions in the Loan Documents (collectively, the "Secured Obligations"), each
                                                     -------------------
Assignor hereby grants to the Assignee, its successors and assigns, a security interest in, and subject to Sections 8 and 9 hereof, assigns and conveys to the Assignee all of the right, title and interest of such Assignor in and to all patent applications, patents, federal and state trademark applications, registered and common law trademarks and logos, servicemarks, tradenames, copyright registrations and copyrights now owned by such Assignor in the United States, including, without limitation, those listed on Schedule A hereto,
                                                       ----------
including all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the goodwill of the business to which any of the foregoing relate (collectively, the "Patents, Trademarks and Copyrights").
                                         ----------------------------------

     3. Each Assignor covenants and warrants that, except as set forth in Schedule B:

          (a) to the best of each Assignor's knowledge, the Patents, Trademarks and Copyrights are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

          (b) to the best of each Assignor's knowledge, each of the Patents, Trademarks and Copyrights is valid and enforceable;

          (c) except for Permitted Liens, each Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patents, Trademarks and Copyrights owned by it, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, shop rights and covenants by the Assignor not to sue third persons with respect to such Patents, Trademarks and Copyrights;

          (d) each Assignor has the corporate power and authority to enter into this Agreement and perform its terms;

          (e) no written claim has been made to any Assignor or, to the knowledge of any Assignor, any other person that the use of any of the Patents, Trademarks and Copyrights does or may violate the intellectual property rights of any third party; and

          (f) each Assignor has used, and shall continue to use for the duration of this Agreement, materially consistent standards of quality in its manufacture of products which use or display the Patents, Trademarks and Copyrights; and

          (g) each Assignor in all material respects has used, and shall continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Patents, Trademarks and Copyrights.

     4. Except as set forth in Section 6 hereof, each Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement which is inconsistent with such Assignor's obligations under this Agreement, without the Assignee's prior written consent, which consent shall not be unreasonably withheld.

     5. If, before the Obligations shall have been satisfied in full, any Assignor shall own any new U.S. applications for any Patents, Trademarks or Copyrights, the Assignor shall diligently prosecute such applications. The provisions of this Agreement shall automatically apply to any such registration or patents which are issued to any Assignor in connection with such new applications, and such Assignor shall give to the Assignee prompt notice thereof in writing. Each Assignor and the Assignee agree to modify this Agreement by amending Schedule A to include any such future patents, trademark registrations,
         ----------
or copyrights and the provisions of
this Agreement shall apply thereto. Any expenses incurred in connection with such an application shall be borne by the Assignor.

     6. Each Assignor shall not abandon any Patent, Trademark or Copyright without the consent of the Assignee, which consent shall not be unreasonably withheld.

     7. Each Assignor agrees not to assign or sell (except as set forth on Schedule C) its interests in any of its Patents, Trademarks and Copyrights without the prior written consent of the Assignee, which consent shall not be unreasonably withheld. Unless there shall have occurred and be continuing an Event of Default, each Assignor shall have the right to grant any license under any of its Patents, Trademarks and Copyrights in the ordinary course of the Assignor's business. The Assignee reserves the right upon reasonable notice to the Assignors during normal business hours to inspect the operations and facilities of the Assignors from time to time for the purpose of ensuring that the use of each Assignor's Patents, Trademarks and Copyrights are consistent with such Assignor's obligations under the Credit Agreement and hereunder; provided that such inspection is not disruptive of the Assignor's business.

     8. If and during the period that the Obligations are declared due and payable pursuant to Section 8.2.1 of the Credit Agreement, the Assignee shall have the right, in addition to all other rights and remedies given it by this Agreement, the Credit Agreement, those allowed by Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks and Copyrights may be registered, to transfer or assign, in good faith and without negligence or willful misconduct, all or from time to time any part of the Patents, Trademarks and Copyrights, or any interest which any Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents, Trademarks and Copyrights all expenses (including reasonable fees and expenses for brokers and attorneys) relating to such sale or disposition, shall apply the remainder of such proceeds toward the payment of the Obligations as the Assignee, in its sole discretion, shall determine. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the applicable Assignor and this Agreement shall terminate. Notwithstanding the foregoing, notice of any transfer or assignment or other disposition of the Patents, Trademarks and Copyrights shall be given to the applicable Assignor at least thirty (30) days before the time that any intended public or private transfer or assignment or other disposition of the Patents, Trademarks and Copyrights is to be made, which each Assignor hereby agrees shall be reasonable notice of such sale or other disposition, and during which period the applicable Assignor shall have the right to pay to the Assignee the amount of Obligations due and payable plus any reasonable expenses incurred by the Assignee in connection with any such proposed transfer, assignment or disposition, and upon such payment the Assignee shall release all interest in the Patents, Trademarks and Copyrights, and this Agreement shall terminate. At any such transfer or assignment or other disposition, the Assignee may, to the extent permissible under applicable Law, purchase the whole or any part of the Patents, Trademarks and Copyrights sold, free from any right of redemption on the part of any Assignor, which right is hereby waived and released.

     9. Subject to Section 10 hereof, if any Event of Default shall have occurred and be continuing, each Assignor hereby authorizes and empowers the Assignee to make, constitute and appoint any officer or agent of the Assignee, as the Assignee may select in its exclusive discretion, as such Assignor's true and lawful attorney-in-fact, with the power to endorse such Assignor's name on all applications, documents, papers and instruments necessary for the Assignee to use the Patents, Trademarks and Copyrights, or to grant or issue, on commercially reasonable terms, any exclusive or nonexclusive license under the Patents, Trademarks and Copyrights to any third person, or necessary for the Assignee to assign, pledge, convey or otherwise transfer title in or dispose, on commercially reasonable terms, of the Patents, Trademarks and Copyrights to any third Person. Each Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof other than acts or omissions which are grossly negligent or constitute willful misconduct. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

     10. At such time as any Assignor shall have indefeasibly paid in full all of the Obligations and the Commitments shall have terminated, this Agreement shall terminate and the Assignee shall execute and deliver to the applicable Assignor all deeds, assignments and other instruments as may be necessary or proper as reasonably requested by such Assignor to release the security interest created hereby and to reassign to such Assignor any and all rights granted to the Assignee in and to the Patents, Trademarks and Copyrights, pursuant to this Agreement.

     11. Each Assignor shall preserve and maintain all rights in the Patents, Trademark and Copyrights, including without limitation the payment of all maintenance fees, renewal fees or taxes. Each Assignor may elect not to preserve or maintain its rights in certain Patents, Trademarks and Copyrights provided such election is with the prior consent of the Assignee, which consent will not be unreasonably withheld.

     12. Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorney's fees and reasonable expenses incurred by the Assignee in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances, the protection, maintenance or preservation of the Patents, Trademarks and Copyrights (in the event that any Assignor fails to discharge its duty pursuant to Section 10 or otherwise), or the defense or prosecution of any actions or proceedings arising out of or related to the Patents, Trademarks and Copyrights, shall be borne and paid by the Assignor within thirty (30) days of demand by the Assignee, and if not paid within such time, shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Credit Agreement.

     13. Each Assignor shall have the right, with the consent of the Assignee, which shall not be unreasonably withheld, to bring suit, action or other proceeding in its own name, to enforce the Patents, Trademarks and Copyrights and any licenses thereunder. The Assignee shall cooperate with such Assignor, at such Assignor's reasonable request and expense, in the prosecution or defense of any suit, action or proceeding with respect to the Patents, Trademarks and Copyrights. Each Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all damages, costs and expenses, including reasonable legal fees, incurred by the Assignee at the request of the Assignor as a result of such suit.

     14. No course of dealing between any Assignor and the Assignee, nor any failure to exercise nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder or under the Credit Agreement or other Loan Documents shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     15. All of the Assignee's rights and remedies with respect to the Patents, Trademarks and Copyrights, whether established hereby or by the Credit Agreement or by any other agreements or by Law, shall be cumulative and may be exercised singularly or concurrently.

     16. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

     17. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 5.

     18. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     19. This Agreement shall be governed by and construed in accordance with the internal Laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles.

     20. EACH ASSIGNOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF CHESTER COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND EACH ASSIGNOR WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.


                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.



                                        INTERNET CAPITAL GROUP, INC.


                                        By: ____________________________________
                                        Name:___________________________________
                                        Title:__________________________________



                                        INTERNET CAPITAL GROUP OPERATIONS, INC.


                                        By: ____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                  SCHEDULE A
                                      TO
         PATENT, TRADEMARK AND COPYRIGHT COLLATERAL SECURITY AGREEMENT
         -------------------------------------------------------------

                         LIST OF PATENTS, TRADEMARKS,
                          TRADE NAMES AND COPYRIGHTS


          1. A federal trademark application for the mark "Internet Capital Group" was filed on March 18, 1997 (Serial No. 75/259,155) and is presently pending

                                  SCHEDULE B
                                      TO
         PATENT, TRADEMARK AND COPYRIGHT COLLATERAL SECURITY AGREEMENT
         -------------------------------------------------------------

                    LIST OF LIENS, CHARGES AND ENCUMBRANCES
                          OTHER THAN PERMITTED LIENS


          1. A federal trademark application for the mark "Internet Capital Group" was filed on March 18, 1997 (Serial No. 75/259,155) and is presently pending

                                  SCHEDULE C
                                      TO
         PATENT, TRADEMARK AND COPYRIGHT COLLATERAL SECURITY AGREEMENT
         -------------------------------------------------------------

                                PERMITTED SALES


                                     None

                               EXHIBIT 1.1(P)(2)
                                    Form of

                               PLEDGE AGREEMENT


     PLEDGE AGREEMENT, made as of this 30th day of April, 1999, between INTERNET CAPITAL GROUP, INC. ("ICG" or the "Pledgor"), a Delaware corporation with an office at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087 and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks referred to below (in such capacity, "Pledgee").

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, the Pledgor has entered into a Credit Agreement, dated as of April 30, 1999 (said Credit Agreement, as the same may from time to time be amended or supplemented, is referred to as the "Credit Agreement"), with the Pledgee and the Banks referred to therein, the terms of which are incorporated herein by reference, pursuant to which the Banks have agreed, on the terms set forth in the Credit Agreement, to make certain loans and extend credit to the Pledgor;

     WHEREAS, in order to secure the due payment and performance of all of the Obligations (as defined in the Credit Agreement), the Pledgor has agreed to grant to the Pledgee a first lien on and security interest in, and pledge with the Pledgee, the Pledged Securities, as hereinafter defined;

     WHEREAS, all terms used in this Agreement which are not defined herein, but are defined in the Credit Agreement, shall have the respective meanings ascribed to them therein; and

     WHEREAS, it is a condition precedent to the obligations of the Pledgee and the Banks under the Credit Agreement that the Pledgor shall execute and deliver this Pledge Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the Pledgor hereby agrees with the Pledgee as follows:

     1. (a) The term "Pledged Securities" as used herein shall mean and include:

               (i) Any and all shares of capital stock, options, warrants and other securities now, heretofore or at any time hereafter issued by any present and future Investment Entities (including but not limited to the corporations set forth on Exhibit A hereto, the securities of which are more specifically set
             ---------
forth on Annex A to the Letter Agreement which is incorporated herein and made a part hereof) in which the Pledgor now or hereafter has any interest (the "Securities"); and

               (ii) Any Securities or other rights issued by any issuer of the foregoing (whether or not certificated) as an addition to, in substitution of or in exchange for, or resulting from the conversion of any such shares or other securities, and, subject to the provisions of

Section 3 hereof, any and all proceeds, including without limitation, all cash dividends and stock dividends thereof, now or hereafter owned or acquired by the Pledgor.

          (b) Notwithstanding the foregoing, for so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, Excluded Pledged Securities (as defined hereinafter) shall not be deemed to be Pledged Securities for the purposes of this Agreement. "Excluded Pledged Securities" shall mean:

               (i) The 24,000 shares of common stock of Excite, Inc. pledged by ICG to Silicon Valley Bank in connection with ICG's guaranty of certain obligations of E-Chemicals, Inc., until such time as such pledge is no longer required under such guaranty; and the 22,374 shares of common stock Lycos, Inc. owned of record by ICG as of the date hereof; and

               (ii) Restricted Securities owned by the Pledgor issued by one or more Investment Entities provided that the class of such securities is not listed on a recognized national securities exchange, on the Nasdaq National Market or Nasdaq SmallCap Market or on the over-the-counter market; provided, however that the value of such Restricted Securities excluded from the definition of Pledged Securities hereunder shall not exceed Ten Million Dollars ($10,000,000) calculated on a cost basis in accordance with Section 2.9 of the Credit Agreement.

The Excluded Pledged Securities shall be set forth on Annex B to the Letter Agreement, as amended from time to time, which is incorporated herein and made a part hereof.

          (c) The Pledged Securities are sometimes collectively referred to herein as the "Collateral".

     2. (a) As collateral security for the due payment and performance of all Obligations, the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to Pledgee, and grants a security interest to Pledgee in, the Collateral.

          (b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option, warrant or other rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Securities or otherwise, the Pledgor shall accept any such instruments as the Pledgee's agent, shall hold them in trust for the Pledgee and shall deliver them forthwith to the Pledgee in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as "Pledged Securities" subject to the terms hereof, as further collateral security for the Obligations.

          (c) Any or all of the Pledged Securities held by the Pledgee hereunder may, at the option of the Pledgee, following an Event of Default under the Credit Agreement that is continuing, be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter, with notice, after the occurrence of any Event of Default defined or specified in the Credit Agreement exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Securities and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Securities as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any or all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

          (d) Subject to Section 3 hereof, all cash dividends payable with respect to any part of the Pledged Securities shall be paid to the Pledgee to be held by the Pledgee as additional collateral security hereunder until applied to the Obligations, whether or not the Pledgee shall have caused any of the Pledged Securities to be registered in its or its nominee's name, and any such cash dividends received by the Pledgors shall be held in trust for the Pledgee by the Pledgor and shall be promptly delivered to the Pledgee.

          (e) In the event of the occurrence of any Event of Default defined or specified in the Credit Agreement that is continuing, following requisite notice and after the expiration of any applicable cure period provided therein,

               (i) the Pledgee without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase the Pledged Securities for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser upon such sale or sales whether public or private to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released; and

               (ii) The Pledgor hereby authorizes the Pledgee and does hereby make, constitute and appoint the Pledgee and any officer or agent of the Pledgee, with full power of substitution, as the Pledgor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Pledgor, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into possession of the Pledgee; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of any or all of the

Collateral; and, generally, to do, at the Pledgee's option and at Pledgor's expense, at any time, or from time to time, all acts and things which Pledgee deems necessary to protect, preserve and realize upon the Collateral and the Pledgee's security interest therein in order to effect the intent of this Pledge Agreement and the Credit Agreement, all as fully and effectually as the Pledgor might or could do; and the Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof This power of attorney shall be irrevocable as long as any of the Obligations shall be outstanding.

          (f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

          First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Pledgee hereunder, including attorneys' fees and legal expenses;

          Second, to the Obligations;

          Third, to the payment of any other amounts required by applicable law (including without limitation, Section 9-504(1) of the Uniform Commercial Code; and

          Fourth, to the Pledgors or to whomsoever is legally entitled thereto, to the extent of the surplus proceeds, if any.

          (g) The Pledgee need not give more than five days' (or less, if commercially reasonable) notice of the time and place of any public sale or of the time after which a private sale may take place and the Pledgor agrees such notice shall be reasonable notification of such matters.

          (h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Pledgee is legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Credit Agreement, and the reasonable fees of any attorneys employed by the Pledgee to collect such deficiency, provided that the foregoing is not intended to restrict Pledgee's right to proceed against the Pledgor or any other assets of Pledgor prior to proceeding against the Collateral hereunder or otherwise enforcing its rights in any order and against any property as Pledgee may in its discretion determine.

     3. So long as no Event of Default under the Credit Agreement shall have occurred and be continuing:

          (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights and powers pertaining to the Collateral of Pledgor or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise or refrain from
           --------  -------
exercising any such right if such action could reasonably be expected to result in a Material Adverse Change in the value of the Collateral or any part thereof;

          (b) The Pledgor shall be entitled to receive and retain any and all cash dividends and distributions and interest payable on the Collateral but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of the Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Pledgee and shall forthwith be delivered to the Pledgee or its designated agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by such in accordance with the Pledgee's instructions) to be held subject to the terms of this Agreement, pursuant to Section 2(d) hereof and except as otherwise required under the Credit Agreement and shall, if received by Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of Pledgor and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement); and

          (c) The Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend orders, interest coupons and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights and powers that it is entitled to exercise pursuant to paragraph (c) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

     4.   The Pledgor represents and warrants that:

          (a) ICG is the direct and beneficial owner of all of the Pledged Securities; and

          (b) The Pledged Securities listed on Annex A to the Letter Agreement constitute all of the outstanding Securities of the Investment Entities owned by ICG (not including the Excluded Pledged Securities);

          (c) All of the Pledged Securities have been duly and validly issued and are fully paid and non-assessable and the Collateral is owned by the Pledgors free and clear of any Liens except for the pledge of such shares to the Pledgee and the grant to the Pledgee of a security interest therein pursuant to this Agreement, the contractual restrictions applicable to the transfer of the Pledged Securities disclosed in the Letter Agreement, and Permitted Liens; and

          (d) Upon delivery of the Pledged Securities to the Pledgee (or an agent for the Pledgee), this Pledge Agreement creates and grants a valid first lien on and perfected security interest in the Collateral and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Collateral, subject to Section 4(c) above.

     5. (a) The Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not, except as provided in Section

5(c) herein, sell, convey or otherwise dispose of any of the Collateral or any interest therein, nor will the Pledgor create, incur or permit to exist any Liens except Permitted Liens with respect to any of the Collateral or the proceeds thereof other than that created hereby.

          (b) The Pledgor warrants and will defend the Pledgee's right, title, special property and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

          (c) Provided there does not exist and there is not continuing an Event of Default under the Credit Agreement, Pledgor may sell Pledged Securities, with contemporaneous notice to the Pledgee, as long as Pledgor maintains with Pledgee, the Pledged Collateral in compliance with the Borrowing Base as provided in the Credit Agreement. Following an Event of Default under the Credit Agreement that is continuing, the proceeds of the sale of any Pledged Securities sold pursuant hereto shall be used solely to repay amounts due under the Credit Agreement. After the Expiration Date and repayment in full of the Obligations other than the aggregate withdrawn face amount of issued and outstanding letters of credit and all expenses and interest and fees thereon, Pledgor may, except as next set forth, withdraw all Pledged Securities from the pledge hereof, provided that Pledgor provides Pledgee with cash collateral, satisfactory to Pledgee in its sole discretion, in an amount equal to 100% of the face amount of all issued and outstanding letters of credit issued by the Agent under the Credit Agreement.

          (d) The Pledgor will update Annex A and Annex B to the Letter Agreement, incorporated herein, in accordance with Sections 7.1.13 and 7.1.15 of the Credit Agreement.

          (e) The Pledgor hereby covenants that the cost basis of Excluded Pledged Securities shall not exceed $10,000,000 in the aggregate, at any time.

     6. (a) If the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities after the occurrence of an Event of Default, and if in the opinion of counsel for the Pledgee it is necessary to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best commercial efforts to cause each issuer of shares included in the Pledged Securities contemplated to be sold to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause each such issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction which the Pledgee shall designate; and to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Pledgor acknowledges that a breach of any of the covenants contained in subparagraph (a) above will cause irreparable injury to the Pledgee, that the Pledgee shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in the said subparagraph 5(a) shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default defined or specified in the Credit Agreement has occurred.

          (c) Notwithstanding the foregoing, the Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Securities, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Pledgee has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

     7. The Pledgor shall at any time and from time to time upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request in order to effectuate the purposes of this Pledge Agreement including without limitation, delivering to the Pledgee at any time hereafter irrevocable proxies in respect of the Pledged Securities, exercisable upon the occurrence and during the continuance of an Event of Default, in a form reasonably satisfactory to the Pledgee.

     8. (a) Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Collateral upon surrendering it to the Pledgor.

          (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder or under, arising out of, or in any way connected with the Credit Agreement or the Notes, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) The rights and remedies herein provided, and provided in, arising out of, or in any way connected with the Credit Agreement or the Notes, and in all other agreements, instruments and documents delivered pursuant thereto, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

          (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement.

     9. The rights of the Pledgee hereunder shall not be impaired or in any way affected, nor shall the Pledgor have any rights against the Pledgee by reason of the fact that the Pledgee fails to preserve any rights in the Collateral or fails to take any other action whatsoever in regard to the Collateral; nor by reason of the fact that a valid lien in any of the Collateral may not be conveyed to, or created in favor of the Pledgee; nor by reason of the fact that any of the Obligations may be invalid or unenforceable against the Pledgor or any obligor thereon for any reason whatsoever; nor by reason of the release, in whole or in part, with or without consideration, of the Collateral or any part of it.

     10. Any notice or other communication given hereunder to the Pledgor shall be deemed sufficient if given in accordance with the Credit Agreement.

     11. This Pledge Agreement shall inure to the benefit of and be binding upon, the successors and assigns of the parties hereto.

     12. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania relating to contracts executed and to be performed therein. The Pledgor hereby irrevocably consents to the jurisdiction of the Courts of Common Pleas of Philadelphia, Pennsylvania in all actions and proceedings in connection with this Agreement, the Pledged Securities or the Loan Documents. The Pledgor agrees that in any action or proceeding brought by it in such connection, exclusive jurisdiction shall lie in the Courts of Common Pleas of Philadelphia, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania.

     13. All agreements, representations and warranties made herein shall survive the delivery of this Agreement. THE PLEDGORS AND THE PLEDGEE IRREVOCABLY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, THE NOTES, THE SECURITY AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                                     ******

     IN WITNESS WHEREOF, the parties intending this to take effect as an instrument under seal have caused these presents to be duly executed and delivered the day and year first above written.

     ATTEST:                            INTERNET CAPITAL GROUP, INC.


     Name:_____________________         BY:_____________________________________
     Title:_____________________           Name:________________________________
                                           Title:_______________________________



                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Agent


                                        BY:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                   EXHIBIT A

                            (AS OF APRIL 30, 1999)

     (1)  Bencbmarking Partners, Inc. ("Bencbmarking")

     (2)  BidCom, Inc. ("BidCom")

     (3)  Blackboard, Inc. ("Blackboard")

     (4)  Breakaway Solutions, Inc. ("Breakaway")

     (5)  ClearCommerce Corporation ("ClearCommerce"), formerly Outreach

     (6)  Collabria, Inc. ("Collabria")

     (7)  Commerx, Inc. ("Commerx") d/b/a Plastics Net

     (8)  The ComputerJobs Store, Inc. ("ComputerJobs")

     (9)  Context Integration, Inc. ("Context")

     (10) Deja News, Inc. ("Deja News")

     (11) E-Chemicals, Inc. ("E-Chemicals")

     (12) Entegrity Solutions Corporation ("Entegrity")

     (13) Internet Commerce Systems, Inc. ("ICS")

     (14) Vivant! ("Vivant")

     (15) LinkShare Corporation ("LinkShare")

     (16) MegaDepot.com, Inc. ("MegaDepot")

     (17) MessageQuest, Inc. ("MessageQuest")

     (18) PlanSponsor.com, Inc. ("PlanSponsor")

     (19) PrivaSeek, Inc. ("PrivaSeek")

     (20) RapidAutoNet Corporation ("RapidAutoNet")

     (21) SageMaker, Inc. ("SageMaker") formerly E-Volve

     (22) ServiceSoft Corporation ("ServiceSoft")

     (23) Sky Alland Marketing, Inc. ("Sky Alland")

         (24)    Syncra Software, Inc. ("Syncra Software")

         (25)    Universal Access, Inc. ("Universal Access")

         (26)    VerticalNet, Inc. ("VerticalNet")

                                EXHIBIT 1.1(R)
                                    FORM OF
                             REVOLVING CREDIT NOTE

$______________                                         Pittsburgh, Pennsylvania
                                                                  April __, 1999

          FOR VALUE RECEIVED, the undersigned, INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), and INTERNET CAPITAL GROUP OPERATIONS, INC., a
                       ---
Delaware corporation ("ICG Operations"; ICG and ICG Operations being referred to
                       --------------
herein individually as a "Borrower" and collectively as the "Borrowers"),
                          --------                           ---------
hereby, jointly and severally, promise to pay to the order of________________________________ (the "Bank") the lesser of(i) the principal
                                         ----
sum of_________________ U.S. Dollars (U.S. $______________), or (ii) the
aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrowers pursuant to Section 2 of the Credit Agreement, dated as of April ___, 1999, by and among the Borrowers, each of the Guarantors, the Banks, and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent") (as hereafter amended, supplemented or modified from time to time (the
 -----
"Credit Agreement")), whichever is less, payable on the earlier of the
 ----------------
Expiration Date, the acceleration hereby or as otherwise provided in the Credit Agreement.

          The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrowers pursuant to Section 3.1 of, or as otherwise provided in, the Credit Agreement.

          Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans made by the Bank and evidenced by this Revolving Credit Note at an increased rate of interest as more fully set forth in Section 3.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

          Interest on this Revolving Credit Note will be payable as set forth in
Section 4.3 of the Credit Agreement, on the Expiration Date and at such other times as are specified in the Credit Agreement.

          Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent for the benefit of the Banks located at 249 Fifth Avenue, Pittsburgh, Pennsylvania, 15222-2707, in lawful money of the United States of America in immediately available funds.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

          All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

          Except as otherwise provided in the Credit Agreement, each Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

          This Note shall bind each Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned have each executed this Note by its duly respective authorized officers with the intention that it constitute a sealed instrument.

ATTEST/WITNESS:                         INTERNET CAPITAL GROUP, INC.



By:___________________________________  By:___________________________________
Name:_________________________________  Name:_________________________________
                                        Title:________________________________
[SEAL]

ATTEST/WITNESS:                         INTERNET CAPITAL GROUP OPERATIONS,
                                        INC.


By:___________________________________  By:___________________________________
Name:_________________________________  Name:_________________________________
                                        Title:________________________________
[SEAL]

                                 EXHIBIT 1.1(S)
                                    form of
                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is dated as of April 30, 1999, and is made by and among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET
                                                             ---
CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations"; ICG
                                                         --------------
and ICG Operations being referred to herein individually as a "Borrower" and
                                                               --------
collectively as the "Borrowers"), and each of the wholly-owned Subsidiaries of
                     ---------
each Borrower listed on Schedule 1 hereto (the "Grantor Subsidiaries") (each
                        ----------              --------------------
Borrower and the Grantor Subsidiaries being collectively referred to herein as the "Grantors" and each as a "Grantor") and PNC BANK, NATIONAL ASSOCIATION, in
     --------                 -------
its capacity as agent for the Banks under that certain Credit Agreement referred to below (the "Agent").
               -----
                               WITNESSETH THAT:

     WHEREAS, pursuant to that certain Credit Agreement (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") of even
                                                      ----------------
date herewith among the Borrowers, the Guarantors party thereto, the Banks party thereto and the Agent, the Banks have agreed to make certain loans to the Borrowers and the Guarantors have guaranteed such loans and other obligations;

     WHEREAS, the obligations of the Banks to make Loans under the Credit Agreement are subject to the condition; among others, that each Borrower secure its obligations to the Agent and the Banks under the Credit Agreement and each Guarantor secure its obligations to the Agent and the Banks under the Guaranty Agreement by the grant of security interests in the Collateral, as defined and more frilly set forth herein; and

     WHEREAS, each Grantor is (or will be with respect to after-acquired property) the legal and beneficial owner and holder of its respective Collateral (as defined in Section 1 hereof), and has agreed to grant a security interest in such Collateral to the Agent on the terms and conditions set forth herein.

     NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree as follows:

     1.   Definitions. Terms which are defined in the Credit Agreement and not
          -----------
otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

          (a) "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

          (b) "Collateral" shall mean, in the case of each Grantor, all of its fight, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

              (i) all general intangibles of the Grantor, including general intangibles now in existence and those that shall hereafter arise;

              (ii) all accounts of the Grantor, including accounts now in existence and those that shall hereafter arise;

              (iii) all inventory of the Grantor, including inventory which it now owns and that which it shall hereafter acquire;

              (iv) all chattel paper of the Grantor, including chattel paper which it now owns and that which it shall hereafter acquire;

              (v) all investment property of the Grantor, including (i) Pledged Securities and (ii) any other investment property which it now owns and that which it shall hereafter acquire; provided, however that
                                                          --------- -------
          for so long as no Event of Default shall have occurred and be continuing, the Collateral shall not be deemed to include any Excluded Pledged Securities (as such term is defined in Section 1(a) of the Pledge Agreement);

              (vi) all equipment (including fixtures) of the Grantor, including equipment which it now owns and that which it shall hereafter acquire;

              (vii) all documents of the Grantor, including documents which it now owns and those which it shall hereafter acquire;

              (viii)all instruments, letters of credit and advices of credit of the Grantor, including those which it now owns and those which it shall hereafter acquire;

              (ix) all other property of the Grantor at any time delivered to or in the possession of the Agent;

              (x) any other real and personal property of the Grantor including, without limitation, any real or personal property which the Grantor has given or may give in the future to the Agent to secure the Secured Indebtedness; and

              (xi) all additions to and substitutions for, and products and proceeds (including insurance proceeds whether or not the Agent is the loss payee thereof) of, any of the properties mentioned in clauses (i) through (x) above, or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of such properties.

          Without limiting the generality of the foregoing, the term "Collateral" shall expressly include all royalty, licensing and know-how agreements, all patents, copyrights, trademarks, tradenames, service marks, trade secrets, know-how, goodwill, computer software, computer programs, tapes, discs and other documents or transcribed information of any type, whether expressed in ordinary or machine readable language; provided, however
                                                              --------  -------
          that the grant of a Lien herein shall not extend to, and the term "Collateral" shall not include, any chattel paper, contract rights or other general intangibles which are now held or hereafter acquired by any Borrower to the extent that such chattel paper, contract rights or other general intangibles are not assignable or capable of being encumbered (A) as a matter of law or (B) under the terms of any agreement applicable thereto (but solely to the extent that any such restriction is enforceable under applicable law) without the consent of the other party to such agreement where such consent has not been obtained. Each Borrower hereby represents and warrants to Agent that any contract rights and other general intangibles acquired after the date hereof which are excluded from the definition of Collateral pursuant hereto will not involve payments owed to each Borrower in excess of $100,000 per year in the aggregate for all such excluded contact rights and other general intangibles.

          (c) "Secured Indebtedness" shall mean, collectively, (i) all Obligations, including all Indebtedness, whether of principal, interest, fees, expenses or otherwise, of any Borrower or any Guarantor to the Banks, whether now existing or hereafter incurred under the Credit Agreement or any of the Loan Documents, as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Banks, (ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Banks or any one of them, or the Agent, in the collection of any of the obligations referred to in clause (i) above; and (iii) any advances made, subsequent to an Event of Default which is continuing, by the Banks or any one of them, or the Agent, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

     2.   Assignment and Grant of Security Interests. As security for the due
          ------------------------------------------
and punctual payment and performance of the Secured Indebtedness in fill, each Grantor hereby agrees that the Agent shall have, and each Grantor hereby grants to and creates in favor of the Agent, for the benefit of the Agent and the Banks as their respective interests may appear, a continuing first priority security interest in and to each Grantor's respective Collateral (except for Motor Vehicles) subject only to Permitted Liens. Without limiting the generality of
Section 4 below, each Grantor further agrees that with respect to each item of Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or (ii) the perfection of a valid and enforceable security interest therein under the Code cannot be accomplished either by the Agent or the Banks taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Grantor, such Grantor shall at its expense execute and deliver to the Agent such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against the Grantor and all third parties to secure the Secured Indebtedness.

     3. Representations and Warranties. Each Grantor jointly and severally
        ------------------------------
represents, warrants and covenants to the Agent that:

        (a) Such Grantor is the legal and beneficial owner and holder of its respective Collateral and such Grantor has and shall continue to have good and marketable title to the Collateral which such Grantor purports to own or which is reflected as owned in its books and records.

        (b) Each Grantor has received value from each of the Banks for such Grantor's grant of a security interest hereunder and, except for the security interest granted to and created in favor of the Agent hereunder and any Permitted Liens, all of such Collateral is and shall continue to be free and clear of all Liens.

        (c) Such Grantor has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by such Grantor. This Security Agreement constitutes the legal, valid and binding obligations of such Grantor, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

        (d) Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) shall conflict with or result in any breach of the terms and conditions of the declaration of trust, articles of incorporation, by-laws, partnership agreement, limited liability company agreement or equivalent documents of such Grantor or of any Law or of any material agreement or instrument to which such Grantor is a party or by which it is bound or to which it is subject, (ii) shall constitute a default thereunder or (iii) shall result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of such Grantor (other than Liens granted to the Agent on behalf of the Banks under the Loan Documents).

     4. Further Assurances. Each Grantor shall, from time to time, at its
        ------------------
expense, faithfully preserve and protect the Agent's security interest in such Grantor's Collateral as a continuing first priority perfected security interest, subject only to Permitted Liens, and shall do all such other acts and things and shall, upon request therefor by the Agent, execute, deliver, file and record all such other documents and instruments, including financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to such Grantor's Collateral, and pay all filing fees and taxes related thereto as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect or protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder, each Grantor agrees to execute and deliver such further documents and instruments and do such further acts as the Agent may from time to time require.

     5. Covenants. Each Grantor jointly and severally covenants and agrees that
        ---------
(a) it shall maintain in good condition and repair, ordinary wear and tear excepted, and shall protect and preserve its Collateral and such Collateral shall be insured in accordance with Section 7.1.3 of the Credit Agreement; (b) it shall not sell, assign or otherwise dispose of any portion of its Collateral except sales or dispositions as permitted in Section 7.2.7 of the Credit Agreement; it is acknowledged that the Secured Party's Security Interest hereunder is released when such a sale or disposition occurs if it is permitted under such Section, (c) it shall obtain and maintain sole and exclusive possession of its Collateral except to the extent such Collateral shall now or hereafter be in the Agent's possession, (d) it shall maintain and keep its chief executive office, the location of the Collateral and the location of the records pertaining thereto, at the location(s) specified on Schedule 1 hereto, or at
                                                    ----------
such other location as it may reasonably designate from time to time by prior written notice to the Agent; (e) it shall keep materially accurate and complete books and records concerning its Collateral and such other books and records as may be required under the Credit Agreement; (f) it shall promptly furnish to each Bank such information and documents relating to its Collateral as the Agent may reasonably request in order to confirm the status of the Agent's security interest in such Collateral; (g) it shall not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of its Collateral or in a violation of this Security Agreement; (h) it shall not, without the prior written consent of the Agent, waive or release any material obligation of any party to any material part of its Collateral, except in the ordinary course of Grantor's business or in connection with the disposition of assets permitted under the Credit Agreement;
(i) it shall execute and deliver to the Agent and record such supplements to this Security Agreement and additional assignments as the Agent reasonably may request to evidence and confirm the security interest herein contained; and (j) it shall cause each of its Subsidiaries which may hereafter be created or acquired to enter into and become a party and signatory to this Security Agreement and do all such acts and things and execute, deliver and file all such documents and instruments as the Agent may deem necessary and desirable to create and perfect a first priority perfected security interest in the Collateral of such Subsidiary.

     6. Preservation of Security Interests. Each Grantor assumes full
        ----------------------------------
responsibility for taking and hereby agrees to take any and all necessary steps to preserve and defend the Agent's right, title and security interest in and to such Grantor's Collateral against the claims and demands of all persons. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of a Grantor's Collateral in the Agent's possession if, prior to the existence of an Event of Default or Potential Default, the Agent takes such action for that purpose as such Grantor shall reasonably request in writing, provided that such requested action shall not, in the judgment of the Agent,
--------
impair the security interest in such Grantor's Collateral created hereby or the Agent's rights in, or the value of, such Collateral, and provided further that
                                                         -------- -------
such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

     7.   Agent's Rights with Respect to the Collateral. At any time and from
          ---------------------------------------------
time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Grantors, the Agent may, at its option, do any or all of the following: (a) do anything which the Grantors are required but fail to do hereunder, and in particular the Agent may, if any of the Grantors fail to do so, (i) insure or take any reasonable steps to protect the Collateral of any Grantor, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral of any Grantor, or (iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of any of the Notes and other liabilities of any Borrower secured by this Security Agreement; (b) inspect the Collateral of any Grantor at any reasonable time, in accordance with the terms set forth in Section 7.1.6 of the Credit Agreement; and (c) pay any amounts which the Grantors are required but fail to pay hereunder, and in particular the Agent may, if any of the Grantors fails to do so, pay any amounts the Agent reasonably elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral of any Grantor, either directly to the payee(s) of such cost, fee or charge, directly to the Grantor or Grantors in question, or to such payee(s) and such Grantor or Grantors jointly.

     8.   Remedies on Default. If there shall have occurred and be continuing an
          -------------------
Event of Default under the terms of the Credit Agreement, then the Agent shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Security Agreement, including to the extent not inconsistent with the provisions of the Code, the right to take over and collect all or any of Grantor's accounts and all or any of the other Collateral which consists of amounts owing to any Grantor. To this end, the Agent shall have the right to (a) transfer all or any part of any of Grantor's Collateral into the Agent's name or into the name of its nominee or nominees and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof; (b) notify the obligors on any of Grantor's Collateral, whether accounts or otherwise, to make payment thereon directly to the Agent, whether or not the Grantor was theretofore making collections thereon; (c) take control of and manage all or any Collateral of any Grantor; (d) apply to the payment of the Secured Indebtedness, whether it be due and payable or not, any moneys, including cash dividends and income from any Collateral of any Grantor, now or hereafter in the hands of the Agent, on deposit or otherwise, belonging to any Grantor, in accordance with Section 9 hereof; (e) direct any insurer to make payment of any insurance proceeds, directly to the Agent, and apply such moneys to the payment of the Secured Indebtedness in accordance with Section 9 hereof; receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Agent may designate; (g) endorse the name of the Grantor upon any checks or other evidences of payment or any document or instrument that may come into the possession of the Agent as proceeds of or relating to such Grantor's Collateral;
(h) demand, sue for, collect, compromise and give acquittances for any and all Collateral of any Grantor; (i) prosecute, defend or compromise any action, claim or proceeding with respect to any Collateral of any Grantor; (j) notify the debtors of any Grantor of the assignment of their debts and direct them to make payment to the Agent; and (k) take such other action as the Agent may deem appropriate, including extending or modifying the terms of payment of the debtors of any

Grantors. In addition, upon the occurrence and during the continuance of an Event of Default, each Grantor, at the request of the Agent, shall assemble all or any portion of such Grantor's Collateral at such locations as the Agent shall designate which are reasonably convenient to such Grantor, and the Agent may, with the consent of the Required Banks, sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner, as the Agent may determine, and apply the proceeds so received in accordance with Section 9 hereof. Written notice of sale mailed by certified mail, return receipt requested, to the Grantor whose Collateral is to be sold, at least fifteen (15) days prior to such sale shall be deemed reasonable notice.

          In the event of a breach by any of the Grantors in the performance of any of the terms of this Security Agreement, the Agent may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of each of the Agent and the Banks at law may not fully compensate each of the Agent and the Banks for the damages they may suffer in the event of a breach hereof.

     9.   Application of Proceeds. The security interests in the Collateral
          -----------------------
granted to and created in favor of the Agent by this Security Agreement shall be for the benefit of the each of the Agent and the Banks as their respective interests in the Secured Indebtedness may appear. Each of the rights, privileges and remedies provided to the Agent hereunder or otherwise by law with respect to the Collateral shall be exercised by the Agent only for the benefit of each of the Agent and the Banks as such interests may appear, and any Collateral or proceeds thereof held or realized upon at any time by the Agent shall inure to the benefit of each of the Agent and the Banks as their respective interests in the Secured Indebtedness may appear and shall be applied after the occurrence of an Event of Default as set forth in Section 8.2.5 of the Credit Agreement. The Borrower shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the any of the Agent or the Banks are entitled.

     10.  Attorneys-in-Fact. Each of the Grantors hereby irrevocably appoints
          -----------------
the Agent, its officers, employees and agents, or any of them, as attorneys-in-fact, with full power of substitution, for such Grantor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof; which power of attorney being given for security is coupled with an interest and irrevocable. Each Grantor hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

     11.  Indemnity and Expenses.
          ----------------------

          (a) The Grantors unconditionally and jointly and severally agree to indemnify each of the Agent and the Banks from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security

Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Agent, the Banks or the Agent on behalf of the Banks.

          (b) The Grantors unconditionally and jointly and severally agree upon demand to pay to each of the Agent and the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of their counsel, which the Agent or any of the Banks may incur in connection with
(i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Banks hereunder or (iv) the failure by the Grantors to perform or observe any of the provisions hereof.

     12.  Security Interest Absolute; Waiver of Notices. All rights of the Agent
          ---------------------------------------------
and the Banks hereunder, all security interests hereunder, and all obligations of the Grantors hereunder shall be absolute and unconditional, irrespective of:
(a) any lack of validity or enforceability of the Credit Agreement, the Notes or any of the other Loan Documents; (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or any of the other Loan Documents; (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Indebtedness; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or any third party mortgagors, pledgors or grantors of security interests. Each Grantor (other than the Borrower with respect to notices otherwise provided for in the Credit Agreement) waives any and all notice with respect to acceptance by the Banks of this Security Agreement, the provisions of the Credit Agreement, the Notes or any of the other Loan Documents or any other note, instrument or agreement relating to the Secured Indebtedness, and any default in connection with the Secured Indebtedness. Each Grantor (other than any Borrower with respect to notices otherwise provided for in the Credit Agreement) waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and any other notice of any kind in connection with the Secured Indebtedness.

     Each Grantor (other than any Borrower) waives and agrees not to enforce any of the rights of such Grantor against any Borrower or any other Grantor, including: (i) any right of such Grantor to be subrogated in whole or in part to any right or claim with respect to any Secured Indebtedness or any portion thereof to any of the Agent or the Banks which might otherwise arise from payment by any Grantor to any of the Agent or the Banks on the account of the Secured Indebtedness or any portion thereof; and (ii) any right of any Grantor to require the marshalling of assets of any Borrower or any other Grantor which might otherwise arise from payment by any Grantor to any of the Agent or the Banks on account of the Secured Indebtedness or any portion thereof If any amount shall be paid to any Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for the benefit of, the Agent on behalf of the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Secured Indebtedness, whether matured or unmatured in accordance with the terms of the Credit Agreement. Each Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit

Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     13.  Termination. Upon payment in full of the Secured Indebtedness and
          -----------
termination of the Credit Agreement and the Revolving Credit Commitments, this Security Agreement shall terminate and be of no further force and effect, and the Agent, at the Grantors' expense, shall thereupon promptly return to each Grantor such of its Collateral and such other documents delivered by each Grantor hereunder as may then be in the Agent's possession. Upon any such termination, the Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as that Grantor shall reasonably request to evidence such termination. The Agent, upon request of any Grantor, shall release the Agent's security interest in any of such Grantor's Collateral which is sold prior to the occurrence of an Event of Default (but not the proceeds thereof), provided such sale is permitted by, and made in accordance with, the provisions
--------
of the Credit Agreement.

     14.  Modifications, Amendments and Waivers. Any and all agreements amending
          -------------------------------------
or changing any provision of this Security Agreement or the rights of any of the Agent, the Banks or the Grantors hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Grantors hereunder shall be made only pursuant to the provisions of Section 10.1 of the Credit Agreement, except that any amendment or change that affects less than all of the Grantors shall be effective with the written consent of the affected Grantors.

     15.  No Implied Waivers; Cumulative Remedies. No course of dealing and no
          ---------------------------------------
failure or delay on the part of the Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Agent hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Agent under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

     16.  Notices. All notices, statements, requests, demands and other
          -------
communications given to or made upon the Grantors, any of the Agent or the Banks in accordance with the provisions of this Security Agreement shall be given or made as provided in Section 10.7 of the Credit Agreement.

     17. Severability.
         ------------

         (a) Each Grantor agrees that the provisions of this Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

             (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction, and

               (ii) if this Agreement would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of a Grantor (other than the Borrower) under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the aggregate amount of such liability shall, without any further action by any of the Agent or the Banks, such Grantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

          (b) If the grant of a security interest hereunder by any one or more Grantors is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

               (i) the validity and enforceability of the security interest granted hereunder by any other Grantor, which shall continue in full force and effect in accordance with its terms; or

               (ii) the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

     18.  Governing Law. This Security Agreement shall be deemed to be a
          -------------
contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the internal laws of said Commonwealth, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to any particular Collateral, is governed by the laws of a jurisdiction other than the law of the Commonwealth of Pennsylvania.

     19.  Successors and Assigns. This Security Agreement shall be freely
          ----------------------
assignable and transferable by the Agent in connection with the assignment or transfer of the Secured Indebtedness; provided, however the duties and
                                      --------  -------
obligations of the Grantors may not be delegated or transferred by the Grantors, without the written consent of the Required Banks. The rights and privileges of the Agent and each of the Banks shall inure to their benefit and the benefit of their respective successors and assigns (as permitted under the Credit Agreement), and the duties and obligations of the Grantors shall bind the Grantors and their respective successors and assigns. Except to the extent otherwise required by the context of this Security Agreement, the word "Banks" where used in this Security Agreement shall include, without limitation, any holder of a Note, or assignee of an interest therein, originally issued to a Bank under the Credit Agreement, and each such holder of a Note, or assignee of an interest therein, shall be bound by and have the benefits of this Security Agreement to the same extent as if such holder had been a signatory hereto.

     20.  Election. Each Grantor acknowledges that the Agent may, in its sole
          --------
discretion, elect to exercise its rights under this Security Agreement against any one or more of the Grantors, or the Collateral of any one or more of the Grantors, without any duty or responsibility to pursue any other Grantor, and that such an election by the Agent shall not be a defense to any action the Agent may elect to take against any one or more of the Grantors.

     21.  Counterparts. This Security Agreement may be executed in any number of
          ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     22.  Consent to Jurisdiction; Waiver of Jury Trial. Each of the Grantors
          ---------------------------------------------
hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Chester County, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Grantors at the addresses set forth or referred to in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof Each of the Grantors waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE AGENT AND THE BANKS AND EACH OF THE GRANTORS WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.


                         [SIGNATURES BEGIN ON NEXT PAGE]

                [SIGNATURE PAGE 1 OF 1 TO THE SECURITY AGREEMENT]

     WITNESS the due execution hereof as of the day and year first above written.


                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Agent for the Banks



                                        By:_____________________________________
                                        Title:

                                        INTERNET CAPITAL GROUP, INC.

                                        By:____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        INTERNET CAPITAL GROUP
                                        OPERATIONS, INC.

                                        By:____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                    List of Grantors; Collateral Information
                    ----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.   INTERNET CAPITAL GROUP, INC.

     Collateral and books and records located at offices at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087.

     All real and personal properties are located in the following counties:

     State/County/City                         Assets (Brief Description)
     -----------------                         --------------------------
     Pennsylvania/Chester/Wayne                See description of Collateral in
     Delaware/New Castle/Wilmington            Security Agreement
     California/SanFrancisco/SanFrancisco
     Massachusetts/Suffolk/Boston

B.   INTERNET CAPITAL GROUP OPERATIONS, INC.

     Collateral and books and records located at offices at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087.

     All real and personal properties are located in the following counties:

     State/County                              Assets (Brief Description)
     ------------                              --------------------------
     Pennsylvania/Chester/Wayne                See description of Collateral in
     Delaware/New Castle/Wilmington            Security Agreement
     California/SanFrancisco/SanFrancisco
     Massachusetts/Suffolk/Boston

                                  EXHIBIT 2.5
                                    FORM OF
                         REVOLVING CREDIT LOAN REQUEST

TO:       PNC Bank, National Association, as Agent
          One PNC Plaza
          22nd Floor
          Pittsburgh, PA 15222
               Telephone No.: (412) 762-3627
               Telecopier No.: (412) 762-8672
          Attn: Arlene Ohler


FROM:     Internet Capital Group, Inc. ("Borrower")
                                         --------

RE: Credit Agreement, dated as of April __, 1999, by and among Internet Capital Group, Inc., Internet Capital Group Operations, Inc., the Banks and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent"), as hereafter amended, supplemented or
                          -----
          modified from time to time (the "Credit Agreement").
                                           ----------------

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Agreement.

   A. Pursuant to Section 2.5 of the Credit Agreement, the Administrative Borrower irrevocably requests [check one box under 1(a) below and fill in blank space next to box as appropriate]:

   1.(a)  [_]   A new Revolving Credit Loan OR

      [_] A renewal of an outstanding Revolving Credit Loan now under the
                 Euro-Rate Option, OR

      [_] A conversion of an outstanding Loan now under the Base Rate
                 Option, OR

      [_] A conversion of an outstanding Loan now under the Euro-Rate
                 Option,

   SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:

     (Check one box under (b)(i) below and fill in blank spaces in line next to box):

     (b)(i)  [_]  Under the Base Rate Option. Such Loan shall have a Borrowing
                     Date of __________, __ (which date shall (i) be the proposed Borrowing Date if the Agent shall have received this Revolving Credit Loan Request by 12:00 noon (Pittsburgh time) on the proposed Borrowing Date; and (ii) shall be the last day of the preceding Interest Period if a Euro-Rate Loan is being converted into a Base Rate Loan)

                     OR

        (ii) [_]  Under the Euro-Rate Option. Such Loan shall have a Borrowing
                     Date of_____________________,__ (which date shall (i) be
                     three (3) Business Days after the Business Day of receipt by the Agent by 12:00 noon (Pittsburgh time) of this Loan Request, and (ii) be the last day of the preceding Interest Period if a Revolving Credit Euro-Rate Option Loan is being renewed as a Revolving Credit Euro-Rate Option Loan)

     2.   Such Loan is in the principal amount of US $__________.

     3. Such Loan shall have an Interest Period of (fill out blank below if the Administrative Borrower is selecting the Euro-Rate Option):


             ____________________________________________________
             [one, two, thee or six months]

     B. As of the date hereof and the date of making of the above-requested Loan (and after giving effect thereto): each Borrower has performed and complied with all covenants and conditions of the Credit Agreement; each Borrower's representations and warranties therein are true and correct (except representations and watranties which expressly relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default has occurred and is continuing or shall exist; and the making of such Loan shall not contravene any Law applicable to any Borrower.

     The Administrative Borrower certifies to the Agent for the benefit of the Banks as to the accuracy of the foregoing.

Date: ________________,__               INTERNET CAPITAL GROUP, INC.

                                        By: __________________________________
                                        Name: ________________________________
                                        Title ________________________________

                                                                   EXHIBIT 6.1.4

                                    Form of

                            COMPLIANCE CERTIFICATE


                                April 30, 1999


PNC BANK, NATIONAL ASSOCIATION
     as Agent for the Banks Party
     to the Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA 15222-2707

Ladies and Gentlemen:

     I refer to the Credit Agreement, dated as of April 30, 1999 (as amended, supplemented, restated or modified from time to time, the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations"; ICG
                                                         --------------
and ICG Operations being referred to herein individually as a "Borrower" and
                                                               --------
collectively as the "Borrowers"), the Banks party thereto and PNC BANK, NATIONAL
                     ---------
ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings and all references to section numbers are to the Credit Agreement. All calculations herein are performed according to the conditions set forth in Section 1.3 of the Credit Agreement.

     I, John N. Nickolas, Assistant Treasurer of the Administrative Borrower, do hereby certify on behalf of each Borrower as set forth below as of the date hereof, which date constitutes the Closing Date under the Credit Agreement:

1.   MAXIMUM LEVERAGE RATIO (Section 7.2.17).

     The ratio of (A) consolidated total indebtedness on the Closing Date to (B) Consolidated Tangible Net Worth on the Closing Date is _____ to 1.0, calculated as set forth below, which does not exceed .50 to 1.0.

     (A)  Consolidated Total Indebtedness for the Borrowers and their respective
          -------------------------------
          Subsidiaries as of the Closing Date, without duplication, is computed as follows:

             (i)   Loans under the Credit Agreement              $____________

             (ii)  Borrowed money and amounts raised under or
                   liabilities in respect of any note purchase or
                   acceptance credit facility                    $____________

             (iii) Reimbursement obligations under any letter of
                   credit, currency swap agreement, interest rate
                   swap, cap, collar or floor agreement or other
                   interest rate management device               $____________

             (iv)  Any other transaction (including forward sale
                   or purchase agreements, capitalized leases
                   and conditional sales agreements) having the
                   commercial effect of a borrowing of money entered
                   into by such Person to finance its operations or
                   capital requirements                             $_________

             (v)   All other obligations, indebtedness or
                   liabilities (and guaranties of any of the
                   foregoing) defined as "Indebtedness" in
                   the Credit Agreement                             $_________

             (vi)  Sum of Items (A)(i) though (A)(v) equals
                   consolidated total indebtedness of the
                   Borrowers and their respective Subsidiaries
                   on the Closing Date                              $_________

     (B) Consolidated Tangible Net Worth for the Borrowers and their respective Subsidiaries as of the Closing Date is computed as follows, in each case determined on a consolidated basis in accordance with GAAP:

             (i)   total stockholders' equity for the Borrowers
                   and their respective Subsidiaries              $____________

             (ii)  minority interests in net assets of each
                   Borrower's Subsidiaries                        $____________

             (iii) intangible assets for the Borrowers and
                   their respective Subsidiaries                  $____________

             (iv)  Sum of(x) (Items (B)(i) and (B)(ii)) minus (y)
                   Item (B)(iii) equals Consolidated Tangible
                   Net Worth as of the Closing Date               $____________

2.   INVESTMENTS (Section 7.1.15).

     At no time did any Loan Party make an Investment in any Person, whether as further Investment in a Person in which an Investment has previously been made or as a new Investment in a new Person, in excess of $25,000,000 per annum.

3.   EVENTS OF DEFAULT OR POTENTIAL DEFAULT.

     The Loan Parties are in compliance with all of the covenants under the Credit agreement and no event exists and is continuing which constitutes an Event of Default or Potential Default.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of April, 1999.


                                                INTERNET CAPITAL GROUP, NC.

                                                By:________________________
                                                   Name: John N. Nickolas
                                                   Title: Assistant Treasurer

                                 Exhibit 6.1.5
                               WARRANT AGREEMENT


          THIS WARRANT AGREEMENT (the "AGREEMENT") is executed this 30th day of April, 1999 by INTERNET CAPITAL GROUP, INC., a Delaware corporation (the "Company"), in favor of PNC BANK, NATIONAL ASSOCIATION ("PNC Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, COMERICA BANK-CALIFORNIA, IMPERIAL BANK and PROGRESS CAPITAL, INC. (collectively the "Banks") and PNC Bank in its capacity as agent for the Banks (the "AGENT").

          Pursuant to that certain Credit Agreement of even date herewith among the Company, the Agent, and the Banks (the "CREDIT AGREEMENT"), the Banks have agreed to provide credit to the Company in the aggregate principal amount not to exceed $50,000,000. In consideration of the extension of credit to the Company, the Company has agreed to issue to the Banks (referred to herein as the "BANK HOLDERS"), warrants (each a "WARRANT") to purchase up to One Hundred Seventy Thousand (170,000) shares in the aggregate or such other number of shares which shall equal the Applicable Percentage, as defined hereinafter (the "EXERCISE QUANTITY"), subject to the adjustments herein provided, of the common stock of the Company, par value $.01 per share (the "COMMON STOCK").

          Capitalized terms used but not defined herein shall the meanings ascribed to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Company and the Bank Holders agree as follows:

     1.   GRANT OF WARRANT.  In consideration for the extension of credit by the
          ----------------
Banks to the Company under the Credit Agreement, the Company hereby grants to the Bank Holders a Warrant to purchase up to that number of shares which constitute the Exercise Quantity of the Common Stock on the date of such purchase. The Bank Holders and any subsequent registered holders of the Warrants have the rights and obligations provided for in the form of warrant and in this Agreement.

          The Company shall deliver to the Bank Holders Warrants exercisable into an aggregate of 170,000 shares of Common Stock of the Company at the Exercise Price (as defined hereinafter). All Warrants granted to the Bank Holders pursuant to this Agreement shall be allocated among such Bank Holders according to Schedule I attached hereto.
             ----------

     2.   WARRANT CERTIFICATE.
          --------------------

          (a)  Form of Warrant Certificate. The Warrants shall each be
               ---------------------------
evidenced by a certificate ("WARRANT CERTIFICATE"), which Warrant Certificate (and the form of election to purchase Common Stock and of assignment to be attached thereto) shall be substantially the same as Exhibit A hereto and may have such marks of identification or designations and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and which are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrant may from time to time be listed. The Warrant Certificate shall entitle the' holder thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Exercise Price (as set forth herein) at such time or times as the holder may elect in its sole discretion, but the number of such shares of Common Stock and the Exercise Price shall be subject to adjustment as provided herein. The Warrants shall also provide for a net issuance option allowing each holder thereof to surrender such Warrant and receive in exchange therefor shares of Common Stock having a fair market value equal to the product of (i) the number of shares of Common Stock into which such Warrant is then exercisable multiplied by (ii) the difference of (A) current market value of each share of Common Stock on the date of surrender less (B) the per share exercise price of such Warrant on the date of surrender.

          (b)  Countersignature and Registration.
               ---------------------------------

               (i) The Warrant Certificates shall be executed on behalf of the Company by its Authorized Officer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or Assistant Secretary of the Company, either manually or by facsimile signature.

               (ii) The Company will keep or cause to be kept, at its principal office, books for the registration and transfer of the Warrant Certificate issued hereunder.

          (c)  Transfer, Split-Up, Combination and Exchange of Warrant
               -------------------------------------------------------
Certificates. At any time prior to the close of business on the Final Expiration
------------
Date (as defined hereinafter), the Warrant Certificate may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the principal office of the Company. Thereupon the Company shall deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.

          (d)  Subsequent Issue of Warrant Certificates. Subsequent to their
               ----------------------------------------
original issuance, no Warrant Certificates shall be issued except (a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 2(c) hereof, (b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates, and
(c) Warrant Certificates issued pursuant to Section 3(d) hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate.

     3.   EXERCISE OF WARRANTS; EXERCISE PRICE; EXPIRATION DATE OF WARRANTS.
          -----------------------------------------------------------------

          (a) The registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby (except as otherwise provided herein) in whole or in part upon surrender of the Warrant Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Company at its principal office, together with payment of the Exercise Price for each share of Common Stock as to which the Warrants are exercised, at or prior to the close of business on April 30, 2006 (the "FINAL EXPIRATION DATE"), or if such day is not a Business Day (as defined below), then on the next succeeding day that shall be a Business Day. For the purposes of this Section 3(a), "Business Day" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

          (b) The exercise price for each share of Common Stock pursuant to the exercise of a Warrant shall initially be $10.00 per share of Common Stock issuable upon exercise of the Warrant (the "EXERCISE PRICE"), shall be subject to adjustment from time to time as provided in Section 7 hereof and shall be payable in accordance with paragraph (c) below.

          (c) Upon receipt of a Warrant Certificate representing exercisable Warrants, with the form of election to purchase duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Warrant Certificate in accordance with Section 6 hereof in cash, or by certified check or cashier's check payable to the order of the Company, the Company shall as soon as practicable (i) requisition from any transfer agent of the Common Stock certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 8 hereof, (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder (assuming that such transfer is made in accordance with the Securities Act of 1933, as amended, and applicable state securities law and Sections 5 and 11 hereof) and (iv) subject to Section 8 hereof, after receipt, deliver such cash to or upon the order of the registered holder of such Warrant Certificate.

          (d) In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Company to the registered holder of such Warrant Certificate or to its duly authorized assigns, subject to the provisions of Section 8 hereof.

     4.   CANCELLATION AND DESTRUCTION OF WARRANT CERTIFICATES. All Warrant
          ----------------------------------------------------
Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall when surrendered to the Company be canceled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.

     5.   RESTRICTIVE LEGEND. Certificates representing shares of Common Stock
          ------------------
issued upon exercise of the Warrants, to the extent that and for so long as required pursuant to the Securities Act of 1933, as amended, and applicable state securities law, shall bear the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO INTERNET CAPITAL GROUP, INC., THAT SUCH REGISTRATION IS NOT REQUIRED."

     6.   RESERVATION AND AVAILABILITY OF COMMON STOCK.
          --------------------------------------------

          (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or any shares of Common Stock held in its treasury, that number of shares of Common Stock that will from time to time be sufficient to permit the exercise in full of all outstanding Warrants.

          (b) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of Warrants shall, at the time of delivery of the certificates for such shares of Common Stock (subject to payment of the Exercise Price), be duly authorized, validly issued, fully paid and nonassessable shares.

          (c) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Warrant Certificates or of any shares of Common Stock upon the exercise of Warrants, except that if the shares of Common Stock or new Warrant Certificates shall be registered in a name or names other than the name of the holder, funds sufficient to pay all transfer taxes shall be paid by the holder of the Warrant at the time of delivery of the executed election to purchase or promptly upon receipt of a written request of the Company for payment.

     7.   NO DILUTION OR IMPAIRMENT.
          -------------------------

          (a)  Calculation and Adjustment of Exercise Quantity. The Company
               -----------------------------------------------
acknowledges that the initial Exercise Quantity was calculated based upon an intention that the full exercise of the Warrant would result in the Bank Holders obtaining shares of Common Stock constituting 0.1849% (the "Applicable Percentage") of the Company's Common Stock, options, warrants (including the Warrants), convertible securities, securities and other rights (in each case whether now existing or hereafter issued or arising) to acquire from the Company shares of Common Stock ("Common Stock Equivalents") outstanding as of the date of exercise of the Warrant (based on Ninety-One Million Nine Hundred Thirty-Nine Thousand Nine Hundred Fifty (91,939,950) shares of Common Stock currently issued or reserved for issuance upon conversion of outstanding Common Stock Equivalents as of the date hereof). It is the intent of the parties hereto that after giving effect to the exercise in full of the Warrants, the Bank Holders' share ownership of the Common Stock will be equal to the Applicable Percentage. The Exercise Quantity shall be adjusted upon each additional issuance of shares of Common Stock or Common Stock Equivalents in order to maintain the Applicable Percentage. Notwithstanding the foregoing, neither the Exercise Quantity nor the Exercise Price shall be adjusted pursuant to this Section 7(a) as a consequence of (i) an issuance or grant of Common Stock or Common Stock Equivalents at an issuance, conversion or exercise price per share greater than or equal to the then current Exercise Price, (ii) an issuance, grant or award of Common Stock or Common Stock Equivalents pursuant to any employee compensation plan or program of the Company or its Subsidiaries provided, however, that such additional issuances, grants or awards shall not exceed 10,353,500 shares in the aggregate, or (iii) an issuance of shares in connection with the Company's underwritten initial public offering of its Common Stock, or any issuances of Common Stock or Common Stock Equivalents subsequent to such offering.

          (b)  Adjustment of Exercise Price and Number of Shares.
               -------------------------------------------------

     In addition to the foregoing, the Exercise Quantity and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

               (i)  Reclassification, Consolidation or Merger. In case of any
                    -----------------------------------------
reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, or in case of any sale of all or substantially all of the assets of the Company, or in case of a share exchange in which 80% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation, any of which transactions shall be referred to hereinafter as a "Corporate Transaction," the holder shall have the right to receive the type and amount of shares of stock and other securities and property to which such holder would have been entitled if it had received Common Stock by exercise of the Warrants immediately prior to such Corporate Transaction, and the Exercise Price shall be adjusted accordingly. Notwithstanding anything to the contrary herein, in the case of a Corporate Transaction, the Company may, at its option, elect to purchase the Warrants from the holder thereof, upon written notice to the holder, for cash in an amount equal to the dollar value of the Common Stock that the holder would have been entitled to receive had (i) the Warrants been exercised immediately prior to the Corporate Transaction, and (ii) such shares of Common Stock been exchanged in the Corporate Transaction.

               (ii) Subdivision or Combination of Shares. If the Company at any
                    ------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common

Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

               (iii) Stock Dividends. If the Company at any time while this
                     ---------------
Warrant is outstanding and unexpired shall pay a dividend of Common Stock with respect to Common Stock payable in, or make any other distribution with respect to Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

               (iv)  Adjustment of Number of Shares. Upon each adjustment in the
                     ------------------------------
Exercise Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment of the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

               (v)   No Impairment. The Company will not, by amendment of any of
                     -------------
its organizational documents or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrant or impair the ability of the Bank Holders to realize the full intended economic value thereof, but will at all times in good faith assist in the carrying out of all such terms, and of the taking of all such action as may be necessary or appropriate in order to protect the rights of the Bank Holders against dilution or other impairment.

     8.   FRACTIONAL SHARES. The Company shall not be required to issue
          -----------------
fractions of shares of Common Stock upon exercise of the Warrants or to distribute certificates which evidence fractional shares of Common Stock. If any fraction of a share would be issuable upon exercise of the Warrant, but for this
Section 8, in lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Warrant Certificates at the time such Warrants are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock computed to the nearest cent.

     9.   DETERMINATION OF MARKET VALUE. For purposes of this Agreement, the
          -----------------------------
current market value of a share of Common Stock shall be the closing price per share of Common Stock on the date of determination. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as fUrnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly held or so listed or traded, the current market value shall mean the current value per share as determined in good faith by the Board of Directors of the Company at its expense. If a Bank Holder or Holders object to the current market value as so determined, an independent investment banker reasonably acceptable to such Bank Holder(s) and the Company shall make a determination of current market value which shall be conclusive. If such determination is five percent (5%) or more greater than the current value as determined by the Board of Directors, then the Company shall pay the reasonable costs and expenses of such independent investment banker, otherwise the Bank Holder(s) shall pay such costs and expenses.

     10.  "PIGGYBACK" REGISTRATION. If at any time after the consummation of an
           -----------------------
initial public offering of the Company's equity securities in which the gross proceeds to the Company equal at least $20 million, the Company determines to register under the Securities Act of 1933, as amended (including pursuant to a demand of any security holder of the Company exercising registration rights but other than on a Registration Statement on Form S-4 or Form S-8 or any similar or successor form or any other registration statement relating to an exchange offer or offering of securities solely to the Company's existing security holders or employees), any of its Common Stock (except securities to be issued solely in connection with any acquisition of any entity or business, shares issuable solely upon exercise of stock options, shares issuable solely pursuant to employee benefit plans or shares to be registered on any registration form that does not permit secondary sales), it must give each Bank, written notice of such determination at least thirty (30) days prior to each such filing. If, within fifteen (15) days after receipt of such notice, any Bank Holder so requests in writing, the Company must include in such registration statement (to the extent permitted by applicable regulation) all or any part of such Bank Holders' Warrants and the shares of Common Stock (or other securities representing Common Stock) purchasable or purchased from time to time under such Bank Holders' Warrants (collectively, "REGISTRABLE SECURITIES") that such Bank Holder requests to be registered. Any Registrable Securities which are included in any underwritten offering under this Section 10 shall be sold upon such terms as the managing underwriters reasonably request. If such managing underwriter determines that a cutback in the number of shares to be registered is necessary, such cut back shall be effected on a pro rata basis among the shareholders of the Company requesting registration and the Bank Holders. If any Bank Holder disapproves of the terms of such underwriting, such Bank Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Nothing in this Section 10 shall preclude the Company from discontinuing the registration of its securities being effected on its behalf under this Section 10 at any time prior to the effective date of the registration statement relating thereto.

     Each of the Bank Holders hereby agree that, if so requested by the Company or any representative of the underwriters ("Managing Underwriter") in connection with the registration of a public offering of equity securities of the Company under the Securities Act of 1933, as amended ("Securities Act"), the Bank Holder shall not sell or otherwise transfer Warrants or any shares of Common Stock or other securities of the Company (including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act) during the ten (10) day period prior to and the 180-day period (or such other lesser period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) ("Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     11.  AGREEMENT OF WARRANT HOLDERS. Every holder of a Warrant, by accepting
          ----------------------------
the same, consents and agrees with the Company and with every other holder of a Warrant that:

          (a) the Warrant Certificates are transferable only on the registry books of the Company if surrendered at its principal offices, duly endorsed or accompanied by a proper instrument of transfer in accordance with restrictions on transfer contained herein or in the Warrant Certificates; and

          (b) the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

     12.  WARRANT CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER. No holder, as
          ---------------------------------------------------
such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrants represented thereby, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders of the Company at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders of the Company, or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by such Warrant Certificate shall have been exercised in accordance with the provisions hereof

     13.  ISSUANCE OF NEW WARRANT CERTIFICATES. Notwithstanding any of the
          ------------------------------------
provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Warrant.

     14.  SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding
          ----------------------
upon the Company and the Bank Holders and their respective successors and assigns.

     15.  GOVERNING LAW: CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS
          ------------------------------------------------------------
AGREEMENT AND ALL RELATED INSTRUMENTS AND AGREEMENTS SHALL BE

DEEMED TO BE CONTRACTS MADE IN THE COMMONWEALTH OF PENNSYLVANIA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BANK HOLDERS AND THE COMPANY AGREE THAT THE STATE AND FEDERAL COURTS OF PENNSYLVANIA LOCATED IN ALLEGHENY COUNTY, PENNSYLVANIA SHALL HAVE NON-EXCLUSIVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. THE COMPANY HEREBY WAlVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY RELATED MATTERS, AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     16.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which together constitute one instrument.

                                   * * * * *

     WITNESS the due execution of this Warrant Agreement as of the date first above written.

ATTEST:                                 INTERNET CAPITAL GROUP, INC.

By: ______________________________      By: _______________________________

Print Name: ______________________      Print Name: _______________________

Title: ___________________________      Title: ____________________________



                                        PNC BANK,
                                        NATIONAL ASSOCIATION,
                                        both individually and as Agent

                                        By: _______________________________

                                        Print Name: _______________________

                                        Title: ____________________________



                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION

                                        By: _______________________________

                                        Print Name: _______________________

                                        Title: ____________________________



                                        COMERICA BANK - CALIFORNIA


                                        By: _______________________________

                                        Print Name: _______________________

                                        Title:_____________________________

                                        IMPERIAL BANK


                                        By: _______________________________

                                        Print Name: _______________________

                                        Title: ____________________________



                                        PROGRESS CAPITAL, INC.


                                        By: _______________________________

                                        Print Name: _______________________

                                        Title: ____________________________

                                  SCHEDULE I

                            ALLOCATION OF WARRANTS

                                                                  SHARES AS OF
BANK                                    % OF TOTAL WARRANTS       CLOSING DATE
----                                    -------------------       ------------
PNC Bank, National Association                35.0%                  59,500

Bank of America National Trust and
Savings Association                           20.0%                  34,000

Comerica Bank-California                      20.0%                  34,000

Imperial Bank                                 15.0%                  25,500

Progress Capital, Inc.                        10.0%                  17,000

                                           -------                 --------
              Total:                         100.0%                 170,000

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                               ________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF THAT WARRANT AGREEMENT DATED AS OF APRIL 30, 1999 AMONG INTERNET CAPITAL GROUP, INC. (THE "COMPANY") AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT, AND THE BANKS PARTY THERETO (THE "BANKS") (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR PUTS, RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. A COPY OF THE WARRANT AGREEMENT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                         COMMON STOCK PURCHASE WARRANT

                                APRIL 30, 1999

     Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above and in that certain Credit Agreement dated as of April 30, 1999 among the Company, the Agent and the Banks, as the same has been or may be supplemented, modified, amended, renewed or restated from time to time (the "CREDIT AGREEMENT"). The Company certifies and agrees that PNC BANK, NATIONAL ASSOCIATION and its successors and assigns (referred to herein as the "Holder") are entitled to purchase from the Company an Exercise Quantity initially equal to an aggregate of 59,500 shares of the Company's Common Stock, par value $.0l per share (the "COMMON STOCK"), all upon the terms and provisions and subject to adjustment as provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "WARRANT"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $10.00 per share, as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "EXERCISE PRICE").

                               ________________

1.   Exercise of Warrant.
     --------------------

     1.1 This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof in whole, or in part from time to time (but not for fractional shares), by presentation and surrender of this Warrant to the Company, together with the Exercise Form, in the form attached hereto as Exhibit A-1 (the "EXERCISE FORM"), duly completed
                             -----------
          and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, that number of shares which has an aggregate fair market value on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall as soon as practicable issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

     1.2 In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must so request in writing at the time of exercise, and pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

     1.3 Upon the due exercise by the Holder of this Warrant, whether in whole or in part, that Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment are duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

2.   Surrender of Warrant: Expenses.
     ------------------------------

     2.1 Whether in connection with the exercise, exchange, registration of transfer, replacement or put of this Warrant, surrender of this Warrant shall be made to the

          Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087, or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

     2.2 The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges (subject to Section 1.2 hereof) imposed by law payable in connection with the transfer or replacement of this Warrant.

3.   Warrant Register, Exchange, Transfer, Loss.
     ------------------------------------------

     3.1 The Company at all times shall maintain at its chief executive offices an open register for the Warrant, in which the Company shall record the name and address of each Holder to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

     3.2 This Warrant may be exchanged for two or more warrants entitling the Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

     3.3 Subject to the provisions of Section 11 of the Warrant Agreement, this Warrant may be transferred, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with an Assignment Form, in the form of Exhibit A-2 (the
                                                           -----------
          "ASSIGNMENT FORM"), duly completed and executed. Within five (5) Business Days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder's name.

     3.4 In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event (with the affidavit of an institutional Holder being sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from anyone else reasonably satisfactory in form and amount to the Company.

4.   Rights and Obligations of the Company and the Warrant Holder. The Company
     ------------------------------------------------------------
     and the Holders of this Warrant are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein.

                                   * * * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.


                                             INTERNET CAPITAL GROUP, INC.


                                             By________________________________
                                             Its_______________________________

Attest:


_________________________________
Secretary

                                                                     Exhibit A-1
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                 EXERCISE FORM
                                 -------------


Internet Capital Group, Inc.
Attention:  President

_________________________________

_________________________________

     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the within Warrant for the purchase of_____ shares of Common Stock, $.01 par value per share, of Internet Capital Group, Inc. (the "Company"), and herewith (please check as applicable) tenders payment for such shares of Common Stock to the order of the Company in the amount of $_____ per share (the Exercise Price currently in effect pursuant to this Warrant) in accordance with the terms hereof, as follows:

     [_] by enclosing a check (payable to the order of the Company) in the amount of $______________ in payment of the purchase price thereof; and/or

     [_] by authorizing the deduction of _____ shares in payment of the Exercise Price.

The undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to the Company and requests that a certificate for such shares of Common Stock be registered on the stock transfer books of the Company as follows:

Name of Transferee: ____________________________________________
State of Organization (if applicable):__________________________ Federal Tax Identification or
 Social Security Number:________________________________________
Address: _______________________________________________________

     If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.

Dated:__________________________     ___________________________________________
                                     (Name of Registered Holder - Please Print)

                                     By_________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                     Title______________________________________

                                                                     Exhibit A-2
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                ASSIGNMENT FORM
                                ---------------

     For Value Received, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers to the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is ___________________________).


Name of Transferee: ________________________________________________
State of Organization (if applicable):______________________________
Federal Tax Identification or
Social Security Number:_____________________________________________
Address: ___________________________________________________________

     If this transfer is not a transfer of the Warrant in full, then the undersigned hereby requests that, as provided in the within Warrant, a new Warrant of like tenor respecting the balance of the Exercise Quantity not being transferred pursuant hereto be issued in the name of and delivered to, the undersigned.

     The undersigned does hereby irrevocably constitute and appoint _____________________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:_________________________      __________________________________________
                                     (Name of Registered Holder - Please Print)


                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)


                                     Title_____________________________________

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.


                       ________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF THAT WARRANT AGREEMENT DATED AS OF APRIL 30, 1999 AMONG INTERNET CAPITAL GROUP, INC. (THE "COMPANY") AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT, AND THE BANKS PARTY THERETO (THE "BANKS") (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR PUTS, RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. A COPY OF THE WARRANT AGREEMENT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                         COMMON STOCK PURCHASE WARRANT

                                APRIL 30, 1999

     Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above and in that certain Credit Agreement dated as of April 30, 1999 among the Company, the Agent and the Banks, as the same has been or may be supplemented, modified, amended, renewed or restated from time to time (the "CREDIT AGREEMENT"). The Company certifies and agrees that BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and its successors and assigns (referred to herein as the ("Holder") are entitled to purchase from the Company an Exercise Quantity initially equal to an aggregate of 34,000 shares of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK"), all upon the terms and provisions and subject to adjustment as provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "WARRANT"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $10.00 per share, as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "EXERCISE PRICE").

                       _________________________________

1.   Exercise of Warrant.
     -------------------

     1.1 This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof in whole, or in part from time to time (but not for fractional shares), by presentation and surrender of this Warrant to the Company, together with the Exercise Form, in the form attached hereto as Exhibit A-1 (the "EXERCISE FORM"), duly completed
                             -----------
          and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, that number of shares which has an aggregate fair market value on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall as soon as practicable issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

     1.2 In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must so request in writing at the time of exercise, and pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

     1.3 Upon the due exercise by the Holder of this Warrant, whether in whole or in part, that Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment are duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

2.   Surrender of Warrant; Expenses.
     ------------------------------

     2.1 Whether in connection with the exercise, exchange, registration of transfer, replacement or put of this Warrant, surrender of this Warrant shall be made to the

          Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087, or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

     2.2 The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges (subject to Section 1.2 hereof) imposed by law payable in connection with the transfer or replacement of this Warrant.

3.   Warrant Register, Exchange, Transfer, Loss.
     ------------------------------------------

     3.1 The Company at all times shall maintain at its chief executive offices an open register for the Warrant, in which the Company shall record the name and address of each Holder to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

     3.2 This Warrant may be exchanged for two or more warrants entitling the Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

     3.3 Subject to the provisions of Section 11 of the Warrant Agreement, this Warrant may be transferred, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with an Assignment Form, in the form of Exhibit A-2 (the
                                                           -----------
          "ASSIGNMENT FORM"), duly completed and executed. Within five (5) Business Days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder's name.

     3.4 In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event (with the affidavit of an institutional Holder being sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from anyone else reasonably satisfactory in form and amount to the Company.

4.   Rights and Obligations of the Company and the Warrant Holder. The Company
     ------------------------------------------------------------
     and the Holders of this Warrant are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein.

                                   * * * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.


                                        INTERNET CAPITAL GROUP, INC.


                                        By____________________________________
                                         Its__________________________________

Attest:


__________________________________
Secretary

                                                                     Exhibit A-1
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                 EXERCISE FORM
                                 -------------

Internet Capital Group, Inc.
Attention:  President
__________________________________
__________________________________


     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the within Warrant for the purchase of _____ shares of Common Stock, $.01 par value per share, of Internet Capital Group, Inc. (the "Company"), and herewith (please check as applicable) tenders payment for such shares of Common Stock to the order of the Company in the amount of $_____ per share (the Exercise Price currently in effect pursuant to this Warrant) in accordance with the terms hereof, as follows:

     [_] by enclosing a check (payable to the order of the Company) in the amount of $ __________in payment of the purchase price thereof; and/or

     [_] by authorizing the deduction of______ shares in payment of the Exercise Price.

The undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to the Company and requests that a certificate for such shares of Common Stock be registered on the stock transfer books of the Company as follows:


Name of Transferee: _________________________________________________
State of Organization (if applicable):_______________________________
Federal Tax Identification or
  Social Security Number:____________________________________________
Address:    _________________________________________________________

     If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.

Dated:__________________________     __________________________________________
                                     (Name of Registered Holder - Please Print)


                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)


                                     Title_____________________________________

                                                                     Exhibit A-2
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                ASSIGNMENT FORM
                                ---------------

     For Value Received, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers to the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is ___________________).

Name of Transferee: ________________________________________________
State of Organization (if applicable):______________________________
Federal Tax Identification or
  Social Security Number:___________________________________________
Address: ___________________________________________________________

     If this transfer is not a transfer of the Warrant in full, then the undersigned hereby requests that, as provided in the within Warrant, a new Warrant of like tenor respecting the balance of the Exercise Quantity not being transferred pursuant hereto be issued in the name of and delivered to, the undersigned.

     The undersigned does hereby irrevocably constitute and appoint _____________________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:___________________            __________________________________________
                                     (Name of Registered Holder - Please Print)

                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                     Title_____________________________________

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                        _______________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF THAT WARRANT AGREEMENT DATED AS OF APRIL 30, 1999 AMONG INTERNET CAPITAL GROUP, INC. (THE "COMPANY") AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT, AND THE BANKS PARTY THERETO (THE "BANKS") (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR PUTS, RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. A COPY OF THE WARRANT AGREEMENT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                         COMMON STOCK PURCHASE WARRANT

                                APRIL 30, 1999

     Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above and in that certain Credit Agreement dated as of April 30, 1999 among the Company, the Agent and the Banks, as the same has been or may be supplemented, modified, amended, renewed or restated from time to time (the "Credit Agreement"). The Company certifies and agrees that Bank of America National Trust and Savings Association and its successors and assigns (referred to herein as the "Holder") are entitled to purchase from the Company an Exercise Quantity initially equal to an aggregate of 34,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), all upon the terms and provisions and subject to adjustment as provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "Warrant"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $10.00 per share, as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "Exercise Price").

                             _____________________

1.   Exercise of Warrant.
     -------------------

     1.1 This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof in whole, or in part from time to time (but not for fractional shares), by presentation and surrender of this Warrant to the Company, together with the Exercise Form, in the form attached hereto as Exhibit A-1 (the "EXERCISE FORM"), duly completed
                             -----------
          and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, that number of shares which has an aggregate -fair market value on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall as soon as practicable issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

     1.2 In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must so request in writing at the time of exercise, and pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

     1.3 Upon the due exercise by the Holder of this Warrant, whether in whole or in part, that Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment are duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

2.   Surrender of Warrant; Expenses.
     ------------------------------

     2.1 Whether in connection with the exercise, exchange, registration of transfer, replacement or put of this Warrant, surrender of this Warrant shall be made to the

          Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087, or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

     2.2 The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges (subject to Section 1.2 hereof) imposed by law payable in connection with the transfer or replacement of this Warrant.

3.   Warrant Register, Exchange, Transfer, Loss.
     ------------------------------------------

     3.1 The Company at all times shall maintain at its chief executive offices an open register for the Warrant, in which the Company shall record the name and address of each Holder to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

     3.2 This Warrant may be exchanged for two or more warrants entitling the Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

     3.3 Subject to the provisions of Section 11 of the Warrant Agreement, this Warrant may be transferred, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with an Assignment Form, in the form of Exhibit A-2 (the
                                                           -----------
          "ASSIGNMENT FORM"), duly completed and executed. Within five (5) Business Days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder's name.

     3.4 In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event (with the affidavit of an institutional Holder being sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from anyone else reasonably satisfactory in form and amount to the Company.

4.   Rights and Obligations of the Company and the Warrant Holder. The Company
     ------------------------------------------------------------
     and the Holders of this Warrant are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.


                                        INTERNET CAPITAL GROUP, INC.


                                        By____________________________________

                                        Its___________________________________

Attest:


___________________________________
Secretary

                                                                     Exhibit A-1
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                 EXERCISE FORM
                                 -------------

Internet Capital Group, Inc.
Attention: President

___________________________________

___________________________________

     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the within Warrant for the purchase of _____ shares of Common Stock, $.0l par value per share, of Internet Capital Group, Inc. (the "Company"), and herewith (please check as applicable) tenders payment for such shares of Common Stock to the order of the Company in the amount of $_____ per share (the Exercise Price currently in effect pursuant to this Warrant) in accordance with the terms hereof, as follows:

     [_] by enclosing a check (payable to the order of the Company) in the amount of $__________ in payment of the purchase price thereof; and/or

     [_] by authorizing the deduction of ____________ shares in payment of the Exercise Price.

The undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to the Company and requests that a certificate for such shares of Common Stock be registered on the stock transfer books of the Company as follows:


Name of Transferee: _________________________________________________
State of Organization (if applicable):_______________________________
Federal Tax Identification or
  Social Security Number:____________________________________________
Address: ____________________________________________________________

     If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.

Dated:__________________             __________________________________________
                                     (Name of Registered Holder - Please Print)

                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                     Title_____________________________________

                                                                     Exhibit A-2
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                ASSIGNMENT FORM
                                ---------------


     For Value Received, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers to the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is ___________________).

Name of Transferee: ______________________________________________
State of Organization (if applicable):____________________________ Federal Tax Identification or
  Social Security Number:_________________________________________
Address: _________________________________________________________

     If this transfer is not a transfer of the Warrant in full, then the undersigned hereby requests that, as provided in the within Warrant, a new Warrant of like tenor respecting the balance of the Exercise Quantity not being transferred pursuant hereto be issued in the name of and delivered to, the undersigned.

     The undersigned does hereby irrevocably constitute and appoint _____________________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:____________________         _____________________________________________
                                   (Name of Registered Holder - Please Print)

                                   By___________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                   Title________________________________________

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                           ________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF THAT WARRANT AGREEMENT DATED AS OF APRIL 30, 1999 AMONG INTERNET CAPITAL GROUP, INC. (THE "COMPANY") AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT, AND THE BANKS PARTY THERETO (THE "BANKS") (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR PUTS, RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. A COPY OF THE WARRANT AGREEMENT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                         COMMON STOCK PURCHASE WARRANT

                                APRIL 30, 1999

     Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above and in that certain Credit Agreement dated as of April 30, 1999 among the Company, the Agent and the Banks, as the same has been or may be supplemented, modified, amended, renewed or restated from time to time (the "CREDIT AGREEMENT"). The Company certifies and agrees that Bank of America National Trust and Savings Association and its successors and assigns (referred to herein as the "Holder") are entitled to purchase from the Company an Exercise Quantity initially equal to an aggregate of 34,000 shares of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK"), all upon the terms and provisions and subject to adjustment as provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "WARRANT"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $10.00 per share, as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "EXERCISE PRICE").

                           ________________________

1.   Exercise of Warrant.
     --------------------

     1.1 This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof in whole, or in part from time to time (but not for fractional shares), by presentation and surrender of this Warrant to the Company, together with the Exercise Form, in the form attached hereto as Exhibit A-1 (the "EXERCISE FORM"), duly completed
                             -----------
          and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, that number of shares which has an aggregate -fair market value on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall as soon as practicable issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

     1.2 In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must so request in writing at the time of exercise, and pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

     1.3 Upon the due exercise by the Holder of this Warrant, whether in whole or in part, that Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment are duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

2.   Surrender of Warrant; Expenses.
     ------------------------------

     2.1 Whether in connection with the exercise, exchange, registration of transfer, replacement or put of this Warrant, surrender of this Warrant shall be made to the Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087, or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

     2.2 The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges (subject to Section 1.2 hereof) imposed by law payable in connection with the transfer or replacement of this Warrant.

3.   Warrant Register, Exchange, Transfer, Loss.
     ------------------------------------------

     3.1 The Company at all times shall maintain at its chief executive offices an open register for the Warrant, in which the Company shall record the name and address of each Holder to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

     3.2 This Warrant may be exchanged for two or more warrants entitling the Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

     3.3 Subject to the provisions of Section 11 of the Warrant Agreement, this Warrant may be transferred, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with an Assignment Form, in the form of Exhibit A-2 (the
                                                           -----------
          "ASSIGNMENT FORM"), duly completed and executed. Within five (5) Business Days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder's name.

     3.4 In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the

          Company of such event (with the affidavit of an institutional Holder being sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from anyone else reasonably satisfactory in form and amount to the Company.

4.   Rights and Obligations of the Company and the Warrant Holder. The Company
     ------------------------------------------------------------
     and the Holders of this Warrant are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.


                                        INTERNET CAPITAL GROUP, INC.


                                        By____________________________________

                                        Its___________________________________

Attest:


____________________________
Secretary

                                                                     Exhibit A-1
                                                                     -----------

                             COMMON STOCK WARRANT
                              -------------------
                                 EXERCISE FORM
                                 -------------

Internet Capital Group, Inc.
Attention: President

_______________________________
_______________________________

     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the within Warrant for the purchase of _____ shares of Common Stock, $.0l par value per share, of Internet Capital Group, Inc. (the "Company"), and herewith (please check as applicable) tenders payment for such shares of Common Stock to the order of the Company in the amount of $_____ per share (the Exercise Price currently in effect pursuant to this Warrant) in accordance with the terms hereof, as follows:

     [_] by enclosing a check (payable to the order of the Company) in the amount of $__________ in payment of the purchase price thereof; and/or

     [_] by authorizing the deduction of ____________ shares in payment of the Exercise Price.

The undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to the Company and requests that a certificate for such shares of Common Stock be registered on the stock transfer books of the Company as follows:


Name of Transferee: ______________________________________
State of Organization (if applicable):____________________
Federal Tax Identification or
  Social Security Number:_________________________________
Address: _________________________________________________

     If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.

Dated:_________________________      __________________________________________
                                     (Name of Registered Holder - Please Print)

                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                     Title_____________________________________

                                                                     Exhibit A-2
                                                                     -----------

                              COMMON STOCK WARRANT
                              --------------------
                                 ASSIGNMENT FORM
                                 ---------------

     For Value Received, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers to the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is ___________________________).


Name of Transferee: ________________________________________________
State of Organization (if applicable):______________________________
Federal Tax Identification or
 Social Security Number:____________________________________________
Address: ___________________________________________________________


     If this transfer is not a transfer of the Warrant in full, then the undersigned hereby requests that, as provided in the within Warrant, a new Warrant of like tenor respecting the balance of the Exercise Quantity not being transferred pursuant hereto be issued in the name of and delivered to, the undersigned.

     The undersigned does hereby irrevocably constitute and appoint _____________________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:_________________________      __________________________________________
                                     (Name of Registered Holder - Please Print)

                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                     Title_____________________________________

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                           _________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF THAT WARRANT AGREEMENT DATED AS OF APRIL 30, 1999 AMONG INTERNET CAPITAL GROUP, INC. (THE "COMPANY") AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT, AND THE BANKS PARTY THERETO (THE "BANKS") (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR PUTS, RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. A COPY OF THE WARRANT AGREEMENT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                         COMMON STOCK PURCHASE WARRANT

                                APRIL 30, 1999

     Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above and in that certain Credit Agreement dated as of April 30, 1999 among the Company, the Agent and the Banks, as the same has been or may be supplemented, modified, amended, renewed or restated from time to time (the "CREDIT AGREEMENT"). The Company certifies and agrees that PNC Bank, National Association and its successors and assigns (referred to herein as the "Holder") are entitled to purchase from the Company an Exercise Quantity initially equal to an aggregate of 59,500 shares of the Company's Common Stock, par value $.0l per share (the "COMMON STOCK"), all upon the terms and provisions and subject to adjustment as provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "WARRANT"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $10.00 per share, as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "EXERCISE PRICE").

                           _________________________

1.   Exercise of Warrant.
     -------------------

     1.1 This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof in whole, or in part from time to time (but not for fractional shares), by presentation and surrender of this Warrant to the Company, together with the Exercise Form, in the form attached hereto as Exhibit A-1 (the "EXERCISE FORM"), duly completed
                             -----------
          and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, that number of shares which has an aggregate fair market value on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall as soon as practicable issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

     1.2 In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must so request in writing at the time of exercise, and pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

     1.3 Upon the due exercise by the Holder of this Warrant, whether in whole or in part, that Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment are duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

2.   Surrender of Warrant: Expenses.
     ------------------------------

     2.1 Whether in connection with the exercise, exchange, registration of transfer, replacement or put of this Warrant, surrender of this Warrant shall be made to the

          Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087, or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

     2.2 The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges (subject to Section 1.2 hereof) imposed by law payable in connection with the transfer or replacement of this Warrant.

3.   Warrant Register, Exchange, Transfer, Loss.
     ------------------------------------------

     3.1 The Company at all times shall maintain at its chief executive offices an open register for the Warrant, in which the Company shall record the name and address of each Holder to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

     3.2 This Warrant may be exchanged for two or more warrants entitling the Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

     3.3 Subject to the provisions of Section 11 of the Warrant Agreement, this Warrant may be transferred, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with an Assignment Form, in the form of Exhibit A-2 (the
                                                           -----------
          "ASSIGNMENT FORM"), duly completed and executed. Within five (5) Business Days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder's name.

     3.4 In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event (with the affidavit of an institutional Holder being sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from anyone else reasonably satisfactory in form and amount to the Company.

4.   Rights and Obligations of the Company and the Warrant Holder. The Company
     ------------------------------------------------------------
     and the Holders of this Warrant are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein.

                                  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.


                                             INTERNET CAPITAL GROUP, INC.


                                             By________________________________
                                              Its_______________________________

Attest:


_________________________________
Secretary

                                                                     Exhibit A-1
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                 EXERCISE FORM
                                 -------------

Internet Capital Group, Inc.
Attention:  President

_________________________________
_________________________________


     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the within Warrant for the purchase of _____ shares of Common Stock, $.01 par value per share, of Internet Capital Group, Inc. (the "Company"), and herewith (please check as applicable) tenders payment for such shares of Common Stock to the order of the Company in the amount of $_____ per share (the Exercise Price currently in effect pursuant to this Warrant) in accordance with the terms hereof as follows:

     [_] by enclosing a check (payable to the order of the Company) in the amount of $______________ in payment of the purchase price thereof; and/or

     [_] by authorizing the deduction of _____ shares in payment of the Exercise Price.

The undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to the Company and requests that a certificate for such shares of Common Stock be registered on the stock transfer books of the Company as follows:


Name of Transferee: _________________________________________________
State of Organization (if applicable):_______________________________
Federal Tax Identification or
 Social Security Number:_____________________________________________
Address: ____________________________________________________________

     If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.

Dated:__________________________     __________________________________________
                                     (Name of Registered Holder - Please Print)

                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                     Title_____________________________

                                                                     Exhibit A-2
                                                                     -----------

                             COMMON STOCK WARRANT
                             --------------------
                                ASSIGNMENT FORM
                                ---------------

     For Value Received, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers to the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is ___________________).

Name of Transferee: ____________________________________________
State of Organization (if applicable):__________________________ Federal Tax Identification or
  Social Security Number:_______________________________________
Address: _______________________________________________________

     If this transfer is not a transfer of the Warrant in full, then the undersigned hereby requests that, as provided in the within Warrant, a new Warrant of like tenor respecting the balance of the Exercise Quantity not being transferred pursuant hereto be issued in the name of and delivered to, the undersigned.

     The undersigned does hereby irrevocably constitute and appoint _____________________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Dated:_________________________      __________________________________________
                                     (Name of Registered Holder - Please Print)

                                     By________________________________________
                                        (Signature of Registered Holder or
                                         of Duly Authorized Signatory)

                                     Title_____________________________________

                                  EXHIBIT 6.1.6

                                     Form of

                    COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS

     THIS ASSIGNMENT is made and entered into the 30th day of April, 1999, by INTERNET CAPITAL GROUP, INC., a Delaware corporation, and INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation, (each an "Assignor", and together the
                                                    --------
"Assignors"), in favor of PNC BANK, NATIONAL ASSOCIATION, in its capacity as
 ---------
agent for the Banks under the Credit Agreement (as hereinafter defined) (the "Agent" or "Assignee").
 -----      --------
                                  WITNESSETH:
                                  ----------
     WHEREAS, pursuant to that certain $50,000,000 Secured Revolving Credit Facility Credit Agreement (as it may hereafter from time to time be restated, amended, modified or supplemented, the "Credit Agreement") of even date herewith
                                        ----------------
by and among the Assignors as Borrowers, Assignee as Agent for the Banks named therein, the Banks named therein and the Guarantors named therein, the Banks have agreed to provide certain loans to the Assignors; and

     WHEREAS, in order to provide additional security for the repayment of such loans, the parties hereto desire that Assignee be granted an assignment and security interest in all registration rights of the Assignors under those certain Material Contracts (as defined in the Credit Agreement), listed on Schedule A attached hereto (collectively referred to as the "Assigned
----------                                                   --------
Contracts") relating to the securities of the Investment Entities (as defined in
---------
the Credit Agreement) owned by the Assignors, pursuant to which the Assignors have been granted by each of the Investment Entities certain demand and/or piggy-back registration rights, among other rights, if any.

     NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each Assignor, and intending to be legally bound, each Assignor assigns to Assignee for the benefit of the Assignee all of its right, title and interest in and to the Assigned Contracts to the extent assignable and to the fullest extent permitted by Law.

     1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Credit Agreement.

     2. Each Assignor does hereby assign, transfer and set over unto Assignee for the benefit of the Banks, its respective successors and assigns, all the rights, interests and privileges which each such Assignor has or may have in or under the Assigned Contracts, including without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name, or in the name of the Assignor, or otherwise, but subject to the provisions and limitations of Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under the Assigned Contracts,
(ii) to do any and all things which Assignor is or may become entitled to do under the Assigned Contracts, and

(iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor is or may become entitled to do under the Assigned Contracts.

     3. The acceptance of this Assignment and the payment or performance under the Assigned Contracts shall not constitute a waiver of any rights of Assignee under the terms of the Credit Agreement or any other Loan Documents, it being understood that this Assignment is for security purposes only. Accordingly, notwithstanding anything to the contrary set forth herein, each Assignor shall retain all rights with respect to the Assigned Contracts, including without limitation, the right to enforce all rights of each such Assignor thereunder, except in each case during a period when an Event of Default (as such term is defined in the Credit Agreement) has occurred and is continuing.

     4. Each Assignor, upon the occurrence and continuation of an Event of Default, hereby authorizes Assignee, at Assignee's option, to do all acts required or permitted under the Assigned Contracts as Assignee in its sole discretion may deem proper. Each Assignor hereby irrevocably constitutes and appoints Assignee, while this Assignment remains in force and effect and, in each instance, to the full extent permitted by applicable Law, its true and lawful attorney-in-fact, coupled with an interest and with full power of substitution and revocation, for Assignor and in its name, place and stead, to demand and enforce compliance with all the terms and conditions of the Assigned Contracts and all benefits accrued thereunder, whether at law, in equity or otherwise; provided, however, that Assignee shall not exercise any such power
           --------  -------
unless and until an Event of Default shall have occurred and is continuing.

     5. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by any Assignor under the Assigned Contracts, and each Assignor hereby agrees to indemnify Assignee for, and to hold Assignee harmless from, any and all liability arising under the Assigned Contracts, other than arising or resulting from Assignee's (or its agents, employees or contractors) gross negligence or willful misconduct.

     6. Each Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable.

     7. Neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligations or duties under the Assigned Contracts.

     8.  Each Assignor covenants and warrants that:

         (a) it has the power and authority to assign its Assigned Contracts and there have been no prior assignments of its Assigned Contracts;

         (b) each of its Assigned Contracts is a valid contract, and that there are, to the extent ascertainable by Assignor, no defaults on the part of any of the parties thereto;

         (c) it will not further assign, pledge or otherwise encumber its Assigned Contracts without the prior written consent of Assignee;

         (d) it will not cancel, terminate or accept any surrender of its Assigned Contracts, or (except as may otherwise be permitted by the Loan Documents) amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of Assignee thereto;

         (e) it will not waive or give any consent with respect to any material default or material variation in the performance under its Assigned Contracts, it will at all times take proper steps to enforce all of the provisions and conditions thereof, and it will forthwith notify Assignee of any material default under its Assigned Contracts;

         (f) it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to its Assigned Contracts;

         (g) it will execute from time to time any and all additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request;

         (h) each of the Assigned Contracts permits Assignor to assign its rights hereunder, and all consents from third parties, if required, have been obtained prior to the execution hereof; and

         (i) the Assignor has no other registration rights relating to its securities of the Investment Entities other than those set forth in the Assigned Contracts.

     9. At such time as the Loans are indefeasibly paid in full, this Assignment and all of each Assignee's right, title and interest hereunder with respect to its Assigned Contracts shall terminate.

     10. This Assignment shall inure to the benefit of Assignee, its respective successors and assigns, and shall be binding upon each Assignor, its successors, successors in title and assigns.

     11. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles.

                         [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.



                               INTERNET CAPITAL GROUP, INC.

                               By:_______________________________
                               Name:  John Nickolas
                               Title: Managing Director and Assistant Treasurer

[Seal]

                               INTERNET CAPITAL GROUP OPERATIONS,
                               INC.

                               By:_______________________________
                               Name:  John N. Nickolas
                               Title: Managing Director, Operations and
                                      Assistant Secretary


                               PNC BANK, NATIONAL ASSOCIATION,
                               As Agent


                               By:_______________________________
                               Name:  Gregory M. Cote
                               Title: Vice President/Team Leader

                                   SCHEDULE A

                   [LIST OF MATERIAL CONTRACTS TO BE PROVIDED.

                                 Exhibit 6.1.7
                                 -------------

                    [LETTERHEAD OF DECHERT PRICE & RHOADS]


                                April 30, 1999

PNC Bank, National Association,
as Agent
One PNC Plaza - 22nd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2797

and each of the Banks from time to time parties to the Credit Agreement referred to below


          Re:       Internet Capital Group. Inc. and Internet Capital Group,
                    --------------------------------------------------------
                    Operations, Inc.
                    ---------------

Ladies and Gentlemen:

     We have served as special counsel to Internet Capital Group, Inc. ("ICG") and Internet Capital Group Operations, Inc. ("ICGO" and together with ICG, each a "Borrower" and collectively the "Borrowers"), each a Delaware corporation, in connection with the $50,000,000 Secured Revolving Credit Facility Credit Agreement dated as of the date hereof (the "Agreement"), by and among the Borrowers, the Banks (as defined in the Agreement), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Agreement (hereinafter referred to in such capacity as the "Agent"). This opinion is delivered pursuant to the requirements set forth in Section 6.1.7 of the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Documents (as defined below).

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 2



     In connection with our representation as described above; we have reviewed executed copies of the following documents, each dated on or about the date hereof (the "Loan Documents"):

          1.   the Agreement;

          2.   the Revolving Credit Notes;

          3.   the Pledge Agreement;

          4.   the Intercompany Subordination Agreement;

          5.   the Patent, Trademark and Copyright Assignment;

          6.   the Security Agreement;

          7.   the Warrant Agreement;

          8.   the Collateral Assignment of Contract Rights; and

          9.   the Letter Agreement.

     In rendering this opinion we have examined, in addition to the Loan Documents (i) certified copies of the applicable organizational documents and resolutions of each Borrower (ii) certificates of good standing for each Borrower issued by the jurisdiction of its incorporation or formation, and (iii) such other documents and records pertaining to each Borrower as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

     For purposes of this opinion, we have assumed that:

               (a) The execution and delivery of the Loan Documents and other documents reviewed by us, and the entry into and performance of the transactions contemplated by the Loan Documents by all parties other than the Borrowers have been duly authorized by all necessary corporate action and constitute the valid and binding obligations of all such parties other than the Borrowers.

               (b) All natural persons who are signatories to the Loan Documents were legally competent at the time of execution and delivery; all signatures on the Loan Documents and other documents reviewed by us on behalf of parties other than the Borrowers are genuine; the copies of all documents submitted to us are accurate and complete and conform to originals; and all material terms and conditions of the relationship among the Borrowers, the Agent and the Banks are correctly and completely reflected in the Loan Documents.

PNC Bank, National Association,
Agent for the Banks
April 30, 1999
Page 3


               (c) Each Borrower has rights in each item of its respective collateral existing on the date hereof and will have rights in each such item of collateral arising after the date hereof

               (d) As to matters of fact material to our opinions, we have relied upon representations of ICG or ICGO or both, as applicable, in the Loan Documents, and on, certificates of officers of ICG or 1CGO or both, as applicable, delivered to the Agent, and of public officials, and we have made no independent inquiry into the accuracy of such representations.

     Our opinions set forth herein are based on our consideration of only those statutes, rules, regulations and judicial decisions which, in our experience, are normally applicable to, normally relevant in connection with, a transaction of the type contemplated in the Loan Documents. Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the current actual knowledge of the Dechert Price & Rhoads' attorneys who have rendered legal services to the Borrowers connection with the transactions contemplated by the Loan Documents, which knowledge has, been obtained by such attorneys in their capacity as such. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

     Based upon the foregoing, but subject to the assumptions, limitations, and qualificaions set forth below, we are of the opinion that:

          1. Each Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware. Each Borrower has the requisite corporate power to own or lease its properties and to engage in the business it presently conducts or presently proposes to conduct. Each Borrower has the requisite corporate power and authority to execute and deliver each Loan Document to which it is a party and to borrow under the Agreement, perform its obligations thereunder and grant the security interests to be granted by it pursuant to the applicable Loan Documents.

          2. Each Borrower has taken all necessary corporate action to authorize its execution, delivery and performance of the Loan Documents, to grant the security interests granted by it pursuant to the Loan Documents and to borrow under the Agreement. Each Loan Document to which a Borrower is a party has been duly executed and delivered by such Borrower.

          3. The execution and delivery by each Borrower of the Loan Documents, each Borrower's borrowings in accordance with the terms of the Loan Documents, performance

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 4


of each Borrower's obligations thereunder and granting of the security interests to be granted by each Borrower pursuant to the Loan Documents (a) will not result in any breach or violation of any of the terms or provisions of, or constitute a default under (1) the Certificate of Incorporation or By-Laws of such Borrower, or (2) assuming that proceeds of borrowings will be used in accordance with the terms of the Loan Documents, any federal or Pennsylvania statute or the Delaware General Corporation Law or any rule or regulation issued pursuant to any Pennsylvania or federal statute or the Delaware General Corporation Law or any order known to us issued by any court or governmental agency or body applicable to such Borrower and (b) will not result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of any agreement or instrument of which we have knowledge to which such Borrower is a party or by which such Borrower is bound or to which such Borrower is subject, or (except for the liens created pursuant to the Loan Documents) result in the creation or imposition of any lien upon any property of such Borrower pursuant to the terms of any such agreement or instrument.

          4. No consent, approval, authorization, order, filing, registration or qualification of or with any federal or Pennsylvania governmental agency or body or Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the execution and delivery by the Borrowers of the Loan Document borrowings by the Borrowers in accordance with the terms of the Loan Documents or the performance by the Borrowers of their respective payment and other obligations under the Loan Documents or the granting of any security interests under the Loan Documents, except for the filing of any Financing Statements and a Federal Reserve Form U-l. We express no opinion with respect to the Investment Company Act of 1940, as amended, which opinion we understand will be provided to the Agent, for the benefit of the Banks, by Davis Polk & Wardwell.

          5. Each Loan Document to which a Borrower is a party is the valid and legally binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

          6. To our knowledge, (a) there is no action, suit or proceeding now pending before or by any court, arbitrator or governmental agency, body or official to which either Borrower is a party or to which the business, assets or property of either Borrower is subject, and (b) no such action, suit or proceeding is threatened to which either Borrower or the business, assets or property of either Borrower would be subject, that in the case of either (a) or
(b), questions the validity of the Loan Documents or the transactions contemplated thereby.

          7. Assuming that each Borrower will comply the provisions of the Loan Documents relating to the use of proceeds and the maintenance of collateral levels required

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 5


under the Pledge Agreement, the making of loans under the Loan Documents on the date hereof will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          8. The Pledge Agreement creates in favor of the Agent, for the benefit of the Banks, a security interest under the Pennsylvania Uniform Commercial Code (the "Pennsylvania UCC") in the Securities of the Investment Entities identified on Schedule l.l(A-l), (A-2) and (A-3) to the Agreement (the "Pledged Securities").

          9. The Agent for the benefit of the Banks will have a perfected security interest in the Pledged Securities under the Pennsylvania UCC upon delivery to the Agent in the Commonwealth of Pennsylvania of the certificates representing the Pledged Securities in registered form, endorsed in blank by an effective endorsement or accompanied by undated stock, warrant, debenture or note powers, as applicable, with respect thereto duly endorsed in blank by an effective endorsement. Assuming the Agent does not have notice of any adverse claim to the Pledged Securities, the Agent for the benefit of the Banks will acquire the security interest in the Pledged Securities prior to any other lien or security interest therein.

          10. The Security Agreement creates in favor of the Agent for the benefit of the Banks a security interest in the collateral described therein in which a security interest may be created under Article 9 of the Pennsylvania UCC (the "Article 9 Collateral").

          11. Upon the proper filing of each financing statement in the applicable offices, assuming the representations made by each Loan Party ,in the Security Agreement with respect to the location of its Article 9 Collateral are and remain true and correct, the security interest in favor of the Agent for the benefit of the Banks in the Article 9 Collateral described in such financing statement will be perfected to the extent a security interest in such Article 9 Collateral can be perfected by filing a financing statement under the provisions of the Pennsylvania UCC.

          12. Based solely upon our review of the Borrowers' stock record books, all of the shares of capital stock described on Schedule 5.1.2 to the Agreement are owned of record by the Persons set forth on Schedule 5.1.2 to the Agreement.

          13. The shares of Common Stock of ICG issuable upon the exercise of the Warrant, and upon payment therefor in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable. The shares have been duly reserved for issuance by ICG.

          Our opinions are subject to the following further qualifications:

               (a) The opinions expressed herein are limited by principles of equity which may limit the availability of certain rights and remedies and do not reflect the effect of

PNC Bank, National Association,
as Agent for the Banks
April 30, 1999
Page 6


bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws or decisions relating to or affecting debtors' obligations or creditors' rights generally. The opinions expressed above also do not reflect the effect of laws and equitable doctrines (including requirements that the parties to agreements act reasonably and in good faith and, with respect to collateral, in a commercially reasonable manner, and give reasonable notice prior to exercising rights and remedies) which may limit the availability of any particular remedy but which will not, in our judgment, make the remedies available to the Agent or the Banks under the Loan Documents inadequate for the practical realization of the benefits of the security provided for in the Loan Documents, except for the economic consequence of any delay which may be imposed thereby or result therefrom, and except that we express no opinion as to the rights of any of the parties to the Loan Documents to accelerate the due dates of any payment due thereunder or to exercise other remedies available to them on the happening of a non-material breach of any such document or agreement.

          (b) Without limiting the generality of the foregoing, we express no opinion with respect to: (1) the availability of specific performance or other equitable remedies for noncompliance with any of the provisions contained in the Loan Documents; or (2) the enforceability of provisions contained in Loan Documents relating to the effect of laws which may be enacted in the future.

          (c) We have made no examination and express no opinion with respect to: (1) the title to or ownership of the Pledged Securities; (2) the accuracy of any descriptions of Collateral in any security agreement or financing statements; (3) the existence or absence of an liens, charges or encumbrances on any Pledged Securities; and (4) except as set forth in the last sentence of paragraph 9 hereof, the priority of any lien or security interest.

          (d) Without limiting the generality of the foregoing, we express no opinion as to the legality, validity, binding nature or enforceability of (1) any self-help provisions; (2) provisions in the Loan Documents purporting to waive the effect of applicable laws; (3) provisions that purport to establish evidentiary standards; (4) provisions that provide for the enforceability of the remaining terms and provisions of the applicable Loan Document in circumstances in which certain other terms and provisions of such Loan Documents are illegal or unenforceable; (5) provisions that provide that certain rights or obligations are absolute or unconditional; (6) provisions related to waivers of remedies (or the delay or omission of enforcement of remedies), disclaimers, liability limitations or limitations on the obligations of the Bank in circumstances in which a failure of condition or default by any Loan Party is not material; (7) provisions related to releases or waivers of legal or equitable rights, discharges of defenses, or reimbursement or indemnification in circumstances in which the person seeking reimbursement or indemnification has breached its duties under the applicable Loan Document, or otherwise, or itself has been negligent; (8) provisions which purport to authorize any person to sign or file financing statements without the signature of the debtor (except to the extent that a

PNC Bank. National Association,
as Agent for the Banks
April 30, 1999
Page 7


secured party may execute and file financing statements without the signature of the debtor under Section 9-402(2) of the UCC); or (9) any power-of-attorney given under the- Loan Documents which is intended to bind successors and assigns which have not granted such powers by a power-of-attorney specifically executed by them.

          (e) In giving the opinion set forth in paragraph 9 above, we have assumed that (1) the Agent maintains possession and control of certificates representing the Pledged Securities accompanied by appropriate executed stock powers; (2) no part of the Pledged Securities is subject to a security interest that is perfected under the laws of another jurisdiction by means other than possession and control, or constitutes the proceeds of any property subject to a third party security interest; and (3) the Pledged Securities or the proceeds thereof are not subject to (i) any lien of any government or any agency or instrumentality thereof, including without limitation, any federal, state or local tax lien, (ii) any claims of any federal priority statute (31 U.S.C. ss.
3713), (iii) any lien arising under the Employee Retirement Income Security Act of 1974, as amended or (iv) any lien arising by operation of law other than under the Pennsylvania UCC (including without limitation any attachment or execution lien) or other lien which does not require possession or control to take priority over other security interests.

     We are qualified to practice law in the Commonwealth of Pennsylvania. We do not express any opinion herein concerning any laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

     Our opinions are limited to the specific issues addressed and are limited in all respects to laws and facts existing on the date hereof. By rendering our opinions, we do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof.

     The opinions set forth herein are expressed solely for your benefit and for the benefit of any other parties which may subsequently become Banks, assignees or participants as permitted under Section 10.12 of the Agreement.


                                    Very truly yours,


                                    /s/ DECHERT PRICE & RHOADS

            [LETTERHEAD OF SAFEGUARD SCIENTIFICS, INC.APPEARS HERE]



                                                                  Exhibit 6.1.19
                                                                  --------------

April 15, 1999

Mr. Gregory M. Cote
PNC Bank, National Association, as Agent
1000 Westlakes Drive, Suite 200
Berwyn, Pennsylvania 19312

Dear Mr. Cote:

Mr. John N. Nickolas, Managing Director of Internet Capital Group, Inc, (the "Company"), has asked me to write a letter explaining our intentions regarding the Company's next round of financing.

The Company is currently commencing the process of raising funding through an initial public offering of its stock. Safeguard Scientifics, Inc. ("Safeguard") has been and remains a strong supporter of the Company. We understand that a group of lenders (the "Banks"), led by PNC Bank, National Association, as agent of the bank group, is considering providing the Company with a bridge loan and a syndicated credit facility, subject, among other things, to Safeguard's furnishing to the Banks this letter with respect to Safeguard's intention to take action as provided below.

This letter will inform you that Safeguard intends to take such action as is necessary to promptly cure any Event of Default that occurs under the Banks' loan documents with the Company, in order to enable the Company to remain in compliance and meet its obligations to the Banks under the loan documents.

In reliance on this letter, Safeguard requests that the Banks assist the Company by making the Bridge loan and syndicated credit facility available to the Company.

Sincerely,

/s/ Michael W. Miles
Michael W. Miles
Senior Vice President &
Chief Financial Officer

                                 EXHIBIT 7.3.3
                                 -------------
                              TO CREDIT AGREEMENT
                              -------------------

                            INTERNET CAPITAL GROUP
                         QUARTERLY PERFORMANCE REPORT
                         ----------------------------

 CURRENT INCOME STATEMENT INFORMATION
 ------------------------------------
 Revenue
 Operating Exp
 Pretax
 Other Income/Exp
 Taxes
 Net
 Depr/Amor
 EBITDA

______________________________________

 PLAN INCOME STATEMENT INFORMATION
 ---------------------------------
 Revenue
 Operating Exp
 Pretax
 Other Income/Exp
 Taxes
 Net
 Depr/Amor
 EBITDA

______________________________________

 CURRENT BALANCE SHEET INFORMATION
 ---------------------------------
 Cash & Cash Equivalents
 Current Assets
 Current Liabs
 Quick Ratio
 Shareholders Equity
 Intangibles
 Tangible Net Worth

______________________________________

 ICG COST BASIS

 OTHER LARGE SHAREHOLDERS

 BANKERS (LENDING)

                                 EXHIBIT 7.3.5
                                    FORM OF
                       QUARTERLY COMPLIANCE CERTIFICATE


                         ________________, [1999/2000]



PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks Party
  to the Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA 15222-2707

Ladies and Gentlemen:

     I refer to the Credit Agreement, dated as of April 30, 1999 (as amended, supplemented, restated or modified from time to time, the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations"; ICG and ICG Operations being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings and all references to section numbers are to the Credit Agreement. All calculations herein are performed according to the conditions set forth in Section 1.3 of the Credit Agreement.

     I, ________________________, [PRESIDENT/CHIEF EXECUTIVE OFFICER/CHIEF FINANCIAL OFFICER TREASURER/ASSISTANT TREASURER] of the Administrative Borrower, do hereby certify on behalf of the Borrower as of the fiscal [QUARTER/YEAR] ended _________________, [1999/2000] (the "Report Date"), as follows:

 1.   MINIMUM LIQUIDITY (Section 7.2.16).

      As of the Report Date, (A) the Borrowers' Cash, Cash Equivalents, Borrowing Base Availability and Committed Subscriptions are $__________, which is not less than (B) the minimum permitted level of Cash, Cash Equivalents, Borrowing Base Availability and Committed Subscriptions which is $__________ , such amounts computed as follows:

       (A)   Cash as of the Report Date:                          $_____________

       (B)   Cash Equivalents as of the Report Date:              $_____________

       (C)   Borrowing Base Availability as of the Report Date:   $_____________
             [See Item C(l) from Borrowing Base Certficate]

       (D)   Committed Subscriptions as of the Report Date:       $_____________

 2.   MAXIMUM LEVERAGE RATIO (Section 7.2.17).

      The ratio of (A) consolidated total indebtedness on the Report Date to (B) Consolidated Tangible Net Worth for the four quarters ending on the Report Date is _____ to 1.0, calculated as set forth below, which does not exceed .50 to 1.0.

      (A)  Consolidated Total Indebtedness for the Borrowers and their
           -------------------------------
           respective Subsidiaries as of the Report Date, without duplication, is computed as follows:

             (i) Loans under the Credit Agreement                 $____________

            (ii) Borrowed money and amounts raised under or
                 liabilities in respect of any note purchase
                 or acceptance credit facility                    $____________

           (iii) Reimbursement obligations under any letter
                 of credit, currency swap agreement, interest
                 rate swap, cap, collar or floor agreement or
                 other interest rate management device            $____________

            (iv) Any other transaction (including forward sale
                 or purchase agreements, capitalized leases
                 and conditional sales agreements) having the
                 commercial effect of a borrowing of money
                 entered into by such Person to finance its
                 operations or capital requirements               $____________

             (v) All other obligations, indebtedness or
                 liabilities (and guaranties of any of the
                 foregoing) defined as "Indebtedness" in the
                 Credit Agreement                                 $____________

            (vi) Sum of Items (i) through (v) equals
                 consolidated total ____________ indebtedness
                 of the Borrowers and their respective
                 Subsidiaries on the Report Date                  $____________

      (B)  Consolidated Tangible Net Worth for the Borrowers and
           their respective Subsidiaries as of the Report Date is
           computed as follows, in each case determined on a
           consolidated basis in accordance with GAAP:            $____________

             (i) total stockholders' equity for the Borrowers
                 and their respective Subsidiaries                $____________

            (ii) minority interest in net assets of each of
                 the Borrower's Subsidiaries                      $____________

           (iii) intangible assets for the Borrowers and
                 their respective Subsidiaries                    $____________

            (iv) Sum of (x) Items (3) and (ii) minus (y) Item
                 (iii) equals Consolidated Tangible Net Worth
                 as of the Report Date                            $____________

 3.   INVESTMENTS (Section 7.1.15).

      At no time did any Loan Party make an Investment in any Person, whether as further Investment in a Person in which an Investment has previously been made or as a new Investment in a new Person, in excess of $25,000,000 per annum.

 4.   EVENTS OF DEFAULT OR POTENTIAL DEFAULT.

      The Loan Parties are in compliance with all of the covenants under the Credit Agreement and no event exists and is continuing which constitutes an Event of Default or Potential Default.

 5.   REPRESENTATIONS AND WARRANTIES.

      The representations and warranties contained in Article V of the Credit Agreement are true, in all material respects, on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein).

      IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ________________, [1999/2000].


                                        INTERNET CAPITAL GROUP, INC.


                                        By:____________________________________
                                           Name:_______________________________
                                           Title:______________________________